Exhibit 10(a)
                                                                   -------------

                                                                  EXECUTION COPY
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                       STOCK AND ASSET PURCHASE AGREEMENT

                                      AMONG

                                 BEL FUSE LTD.,
                             BEL FUSE MACAU, L.D.A.
                             BEL CONNECTOR INC. AND
                              BEL TRANSFORMER INC.,
                                       AND

                           INSILCO TECHNOLOGIES, INC.

                                       AND

                           CERTAIN OF ITS SUBSIDIARIES
                     SET FORTH ON THE SIGNATURE PAGES HERETO


                          DATED AS OF DECEMBER 15, 2002



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

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----
                                 EXECUTION COPY
                                 --------------

                                    Article I
                                   DEFINITIONS

Section 1.1     Definitions....................................................1
Section 1.2     Construction..................................................11

                                 Article II
                              PURCHASE AND SALE

Section 2.1     Purchase and Sale of the Shares...............................12
Section 2.2     Purchase and Sale of Assets...................................12
Section 2.3     Excluded Assets...............................................15
Section 2.4     Assumed Liabilities...........................................16
Section 2.5     Excluded Liabilities..........................................17
Section 2.6     Assumption of Certain Leases and Other Contracts..............17

                                 Article III
                               PURCHASE PRICE

Section 3.1     Purchase Price................................................19
Section 3.2     Purchase Price Adjustment.....................................19

                                 Article IV
                                 THE CLOSING

Section 4.1     Time and Place of Closing.....................................22
Section 4.2     Deliveries by the Sellers.....................................22
Section 4.3     Deliveries by the Buyers......................................23

                                  Article V
                REPRESENTATIONS AND WARRANTIES OF THE SELLERs

Section 5.1     Organization; Qualification of the Sellers....................24
Section 5.2     Authority Relative to this Agreement..........................24
Section 5.3     Organization, Authority and Qualification of the Foreign
                Corporations..................................................25
Section 5.4     Capitalization; Ownership of Shares...........................25
Section 5.5     Consents and Approvals; No Violation..........................28
Section 5.6     Financial Statements and Reports..............................29
Section 5.7     Title to Assets...............................................29
Section 5.8     Owned Real Property...........................................30
Section 5.9     Leased Real Property..........................................31

Section 5.10    Environmental Matters.........................................32
Section 5.11    ERISA; Benefit Plans..........................................33
Section 5.12    Certain Contracts and Arrangements............................37
Section 5.13    Legal Proceedings and Judgments...............................37
Section 5.14    Permits.......................................................37
Section 5.15    Compliance with Laws..........................................38
Section 5.16    Taxes.........................................................38
Section 5.17    Intellectual Property.........................................39
Section 5.18    Labor and Employment Matters..................................40
Section 5.19    Absence of Certain Developments...............................41
Section 5.20    Brokers.......................................................41
Section 5.21    Accounts Receivable...........................................41
Section 5.22    Inventory.....................................................41
Section 5.23    Insurance.....................................................42
Section 5.24    Customers and Suppliers.......................................42
Section 5.25    Operating Names...............................................42
Section 5.26    Overlapping Assets............................................42
Section 5.27    Exhibits & Schedules..........................................42
Section 5.28    Disclaimer of Other Representations and Warranties............43

                                   Article VI
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

Section 6.1     Organization..................................................43
Section 6.2     Authority Relative to this Agreement..........................43
Section 6.3     Consents and Approvals; No Violation..........................43
Section 6.4     Legal Proceedings and Judgments...............................44
Section 6.5     Buyers' Financing.............................................44
Section 6.6     Investment Purpose............................................44

                                 Article VII
                          COVENANTS OF THE PARTIES

Section 7.1     Conduct of Business...........................................44
Section 7.2     Access to Information; Maintenance of Records.................46
Section 7.3     Expenses......................................................48
Section 7.4     Further Assurances............................................48
Section 7.5     Public Statements.............................................49
Section 7.6     Governmental Authority Consents and Approvals.................49
Section 7.7     Tax Matters...................................................50
Section 7.8     Employees.....................................................52
Section 7.9     Litigation Support............................................54
Section 7.10    Notification..................................................55
Section 7.11    Submission for Bankruptcy Court Approval......................55
Section 7.12    Overbid Procedures............................................55
Section 7.13    Collection of Receivables.....................................59
Section 7.14    Overlapping Assets............................................59

Section 7.15    Mail Received After the Closing...............................59
Section 7.16    Guarantees....................................................59
Section 7.17    Sellers Guarantees............................................59
Section 7.18    Glen Rock Facility............................................60

                                Article VIII
                            CONDITIONS TO CLOSING

Section 8.1     Conditions to Each Party's Obligations to Effect the Closing..60
Section 8.2     Conditions to Obligations of the Buyers.......................60
Section 8.3     Conditions to Obligations of the Sellers......................62

                                 Article IX
                         TERMINATION AND ABANDONMENT

Section 9.1     Termination...................................................63
Section 9.2     Procedure and Effect of Termination...........................64
Section 9.3     Liquidated Damages............................................65
Section 9.4     Extension; Waiver.............................................66

                               Article X
                       MISCELLANEOUS PROVISIONS

Section 10.1    Amendment and Modification....................................66
Section 10.2    Waiver of Compliance; Consents................................66
Section 10.3    Survival......................................................66
Section 10.4    No Impediment to Liquidation..................................66
Section 10.5    Notices.......................................................67
Section 10.6    Assignment....................................................67
Section 10.7    Third-Party Beneficiaries.....................................68
Section 10.8    Severability..................................................68
Section 10.9    Governing Law.................................................68
Section 10.10   Submission to Jurisdiction....................................68
Section 10.11   Counterparts..................................................68
Section 10.12   Incorporation of Exhibits.....................................69
Section 10.13   Entire Agreement..............................................69
Section 10.14   Headings......................................................69
Section 10.15   Remedies......................................................69
Section 10.16   Bulk Sales or Transfer Laws...................................69
Section 10.17   WAIVER OF JURY TRIAL..........................................69

EXHIBITS
--------
Exhibit A       Assumed Agreements
Exhibit B       Form of Assumption Agreement
Exhibit C       Form of Bill of Sale
Exhibit D       Form of Bid Procedures Order

Exhibit E       Form of Approval Order
Exhibit F       Form of Escrow Agreement
Exhibit G       Form of Non-Competition Agreement
Exhibit H       Form of Intellectual Property Assignment
Exhibit I-1     Form of Notice to Non-Bargaining Unit Employee
Exhibit I-2     Form of Notice to Chief Elected Officer of Each Labor
                Organization
Exhibit I-3     Form of Notice to State Dislocated Workers Unit
Exhibit I-4     Form of Notice to Chief Elected Official of Unit of Local
                Government
Exhibit I-5     Form of WARN Cover Letter--PA and NY
Exhibit I-6     Form of WARN Cover Letter--CA Exhibit J Form of Share Transfer
                and Assignment Agreement

DISCLOSURE SCHEDULE
-------------------

The Disclosure Schedule shall include the following Schedules:

2.3(d)          Excluded Assets--Claims 2.3(f) Additional Excluded Assets
5.4(a)          Capitalization; Ownership of Shares--Insilco Technologies
                Germany
5.4(b)          Capitalization; Ownership of Shares--Top East
5.4(c)          Capitalization; Ownership of Shares--Stewart Connector Mexico
5.4(d)          Capitalization; Ownership of Shares--ITI
5.4(e)          Capitalization; Ownership of Shares--Sempco
5.4(f)          Capitalization; Ownership of Shares--Signal Dominicana
5.4(g)          Capitalization; Ownership of Shares--Signal Transformer Mexico
5.6(a)          Financial Statements and Reports
5.8(a)          Owned Real Property--List
5.8(b)          Owned Real Property--Violations
5.8(d)          Owned Real Property--Condemnation, Etc.
5.8(e)          Owned Real Property--Other Violations
5.9(a)          Leased Real Property--List
5.9(b)          Leased Real Property--Leases and Subleases
5.10            Environmental Matters
5.11(a)         ERISA; Benefit Plans--List
5.11(b)         ERISA; Benefit Plans--Qualification
5.11(c)         ERISA; Benefit Plans--Multi-employer Plans
5.11(f)         ERISA; Benefits Plans--Reportable Events
5.11(g)         ERISA; Benefit Plans--Sponsored Plans
5.11(h)         ERISA; Benefit Plans--Obligations to Contribute to Multi-
                employer Plans
5.11(j)         ERISA; Benefit Plans--Welfare Plans
5.11(k)         ERISA; Benefit Plans--Obligations
5.11(m)         ERISA; Benefit Plans--Other Obligations or Liabilities
5.11(o)         ERISA; Benefit Plans--Foreign Plans
5.11(p)         ERISA; Benefit Plans--Non-resident Beneficiaries
5.11(t)         ERISA; Benefit Plans--Contributions
5.11(u)         ERISA; Benefit Plans--Commitments to Create Plans
5.11(v)         ERISA; Benefit Plans--Closings and Layoffs

5.12            Certain Contracts and Arrangements
5.13            Legal Proceedings and Judgments
5.14            Permits
5.16            Taxes
5.17(a)         Intellectual Property Rights--Copyrights, Patent Rights and
                Trademarks
5.17(b)         Intellectual Property Rights--License Agreements
5.17(c)         Intellectual Property Rights--Exceptions
5.18(a)         Labor and Employment Matters--Collective Bargaining Agreements
5.18(b)         Labor and Employment Matters--Employees; Policies and Manuals
5.23            Insurance
5.25            Operating Names
5.26            Overlapping Assets
7.1(a)          Conduct of Business
7.1(b)          Conduct of Business

                       STOCK AND ASSET PURCHASE AGREEMENT

         This Stock and Asset Purchase Agreement (this "Agreement") is made as of December 15, 2002 by and among Insilco Technologies, Inc., a Delaware corporation ("Insilco"), Stewart Connector Systems, Inc., a Pennsylvania corporation, InNet Technologies, Inc., a California corporation, Insilco International Holdings, Inc., a Delaware corporation, Signal Caribe, Inc., a Delaware corporation, Eyelets for Industry, Inc., a Connecticut corporation, Stewart Stamping Corp., a Delaware corporation, and Signal Transformer Co., Inc., a Delaware corporation, (each, a "Selling Subsidiary"; and, collectively with Insilco, the "Sellers" and each of the Sellers, a "Seller"), Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation, (each, a "Buyer"; and, collectively, the "Buyers").

         WHEREAS, Insilco and the Selling Subsidiaries own all the issued and outstanding equity securities (the "Shares") of each of Insilco Technologies GmbH, a German corporation ("Insilco Technologies Germany"), Stewart Connector Systems de Mexico, S.A. de C.V., a Mexican corporation ("Stewart Connector Mexico"), Top East Corporation Limited, a Hong Kong corporation ("Top East"), Insilco Technologies International, a Hong Kong corporation ("ITI"), Sempco, S.A. de C.V., a Mexican corporation ("Sempco"), Signal Transformer Mexicana, S.A. de C.V., a Mexican corporation ("Signal Transformer Mexico"), and Signal Dominicana, S.A., a Dominican Republic corporation ("Signal Dominicana"; and, collectively with Insilco Technologies Germany, Stewart Connector Mexico, Top East, ITI, Sempco and Signal Transformer Mexico, the "Foreign Corporations" and each of the Foreign Corporations, a "Foreign Corporation");

         WHEREAS, the Sellers, directly and through the Foreign Corporations, are engaged in the Business (as defined herein) at various locations around the world; and

         WHEREAS, the Sellers wish to sell to the Buyers, and the Buyers wish to purchase from the Sellers, the Business, including the Shares and the Purchased Assets (as defined herein), and in connection therewith the Buyers are willing to assume from the Sellers all of the Assumed Liabilities (as defined herein), all upon the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, intending to be legally bound hereby and subject to the approval of the Bankruptcy Court as provided for herein, the parties hereto agree as follows:

                                    Article I
                                   DEFINITIONS

         Section 1.1 Definitions. (a) As used in this Agreement, the following terms have the meanings specified in this Section 1.1(a).

         "Accounts Payable" means (i) any and all accounts payable and current liabilities which (A) arise after the Petition Date and (B) are owed by the Business to third parties and (ii) any accounts payable which (A) arise on or before the Petition Date and (B) are owed by the Foreign Corporations to third parties, together (in all cases) with any interest or unpaid financing charges accrued thereon.

         "Accounts Receivable" means any and all accounts receivable, notes receivable and other amounts receivable owed to the Business, together with any interest or unpaid financing charges accrued thereon.

         "Affiliate" means, with respect to any specified Person, any other Person that directly, or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

         "Ancillary Agreements" means the Bill of Sale, the Assumption Agreement, the Non-Competition Agreement, the Escrow Agreement and the Intellectual Property Assignment.

         "Approval Order" means an order or orders entered by the Bankruptcy Court, to be submitted by the Sellers substantially in the form and substance of the order attached hereto as Exhibit E approving this Agreement and the Ancillary Agreements and all of the terms and conditions hereof and thereof, and approving and authorizing the Sellers to consummate the transactions contemplated hereby, including the sale of the Purchased Assets to the Buyers pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code free and clear of all Encumbrances (other than Closing Encumbrances) and the sale of the Shares to the Buyers pursuant to Sections 363(b) and 363(f) of the Bankruptcy Code free and clear of all Encumbrances and authorizing the assumption and assignment of the Assumed Agreements pursuant to Section 365 of the Bankruptcy Code.

         "Assumed Agreements" means any contract, agreement, real or personal property lease, commitment, understanding or instrument which primarily relates to the Business, the Shares or the Purchased Assets and which is listed on Exhibit A attached hereto.

         "Assumption Agreement" means the assumption agreement to be executed and delivered by the Buyers and the Sellers at the Closing, such agreement to be substantially in the form and substance of Exhibit B attached hereto.

         "Audit Accountant" means PricewaterhouseCoopers LLP.

         "Bankruptcy Code" means Title 11 of the United States Code, 11 U.S.C. ss.ss. 101, ET SEQ.

         "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York or such other court having competent jurisdiction over the Chapter 11 Cases.

         "Bid Procedures Order" means an order or orders entered by the Bankruptcy Court to be submitted by the Sellers substantially in the form and substance of the order attached hereto as Exhibit D approving (i) the form and manner of the notice of sale of assets contemplated by this Agreement, (ii) bidding procedures, (iii) termination fees payable to the Buyers and (iv) expense reimbursement in favor of the Buyers.

         "Bill of Sale" means the bill of sale to be executed and delivered by the Sellers at the Closing, such bill of sale to be substantially in the form and substance of Exhibit C attached hereto.

         "Business" means the Seller Parties' passive components business (as such business is generally described in Insilco Holding Co.'s Annual Report on Form 10-K for the year ended December 31, 2001, as such description may have changed in subsequent filings made by Insilco Holding Co. with the SEC prior to the date hereof or as such description may change to reflect the transactions contemplated hereby), including, without limitation, as conducted from the Business Real Properties described in Schedule 5.8(a) and Schedule 5.9(a) of the Disclosure Schedule, whether conducted under the name of Insilco or the name of any of the Affiliates of Insilco.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in The City of New York.

         "Business Real Properties" means the Leased Real Property and the Owned Real Property.

         "Buyers' Representatives" means the Buyers' accountants, employees, counsel, financial advisors and other authorized representatives.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended through the Closing Date.

         "Chapter 11 Cases" means the Sellers' cases commenced under Chapter 11 of the Bankruptcy Code.

         "Closing Encumbrances" means (i) statutory liens for current Taxes or assessments not yet due or delinquent or the validity or amount of which is being contested in good faith by appropriate proceedings, (ii) zoning, entitlement, conservation restriction and other land use and environmental regulations by governmental authorities which, individually or in the aggregate, do not materially interfere with the present use or operation or materially impact the value of the Purchased Assets or the Business, (iii) all exceptions, restrictions, easements, charges, rights-of-way and other Encumbrances set forth in any state, local or municipal franchise under which the Business is conducted which, individually or in the aggregate, do not materially interfere with the present use or operation or materially impact the value of the Purchased Assets or the Business, and (iv) such other liens, imperfections in or failure of title, charges, easements, rights-of-way, encroachments, exceptions, restrictions and encumbrances which, when considered with the items referred to in clauses (i), (ii) and (iii), do not materially interfere with the present use or operation of the Purchased Assets or the Business or materially impact the value of the Purchased Assets or the Business and neither secure indebtedness or the payment of the deferred purchase price of property nor individually or in the aggregate create a Material Adverse Effect.

         "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended and set forth in Section 4980B of the Code and Part 6 of Subtitle B of Title I of ERISA.

         "Code" means the Internal Revenue Code of 1986 (and the regulations thereunder), as amended.

         "Confidential Information" means the Information (as defined in the Confidentiality Agreement) furnished to the Buyers' Representatives pursuant to the Confidentiality Agreement and subject to the confidentiality provisions thereof, and the confidential information relating to the Buyers provided to the Sellers by the Buyers.

         "Confidentiality Agreement" means the Confidentiality Agreement, dated as of April 24, 2002, between Insilco Holding Co. and Bel Fuse, Inc.

         "Copyrights" means all United States and foreign copyrights, whether registered or unregistered, and pending applications to register the same, to the extent that such copyrights and applications are owned by the Sellers and primarily used in the Business.

         "Creditors' Committee" means the official committee of unsecured creditors appointed in connection with the Chapter 11 Cases.

         "Disclosure Schedule" means the disclosure schedule attached hereto, dated as of the date hereof, and forming a part of this Agreement.

         "Employee Plan" means each employee benefit plan, program, arrangement or contract (including, without limitation, any "employee benefit plan," as defined in Section 3(3) of ERISA) maintained, sponsored, contributed to or required to be contributed to by any Seller Party or any ERISA Affiliate for the benefit of any current or former employee, officer or director thereof engaged in the Business in the United States.

         "Employee Records" means all existing personnel files related to employees and former employees of the Business.

         "Encumbrances" means any mortgages, pledges, liens, claims (as defined in Section 101(5) of the Bankruptcy Code), charges, security interests, conditional and installment sale agreements, activity and use limitations, conservation easements, deed restrictions, encumbrances and charges of any kind.

         "Environmental Laws" means all foreign, federal, state and local laws, statutes, regulations, rules, ordinances, codes, decrees, judgments, or judicial or administrative orders (i) relating to pollution (or the assessment, investigation or cleanup thereof or the filing of information with respect thereto), human health as such relates to exposure to Hazardous Substances, or the protection of air, surface water, ground water, drinking water supply, land (including land surface or subsurface), plant and animal life or any other natural resource or (ii) concerning exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production or disposal of Hazardous Substances, in each case as amended through the Closing Date. The term "Environmental Laws" includes: (A) CERCLA, the Clean Air Act, 42 U.S.C.A. ss.ss. 7401, ET SEQ., the Clean Water Act, 33 U.S.C.A. ss.ss. 1251, ET SEQ., the Solid Waste Disposal Act (including the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984), 42 U.S.C.A. ss.ss. 6901, ET SEQ., the Toxic Substances Control Act, 15 U.S.C.A. ss.ss. 2601, ET SEQ., the Federal Insecticide,

Fungicide, and Rodenticide Act, 7 U.S.C.A. ss.ss. 136, ET SEQ., the Emergency Planning and Community Right-To-Know Act of 1986, 42 U.S.C.A. ss.ss. 11001, ET SEQ., and the Occupational Safety and Health Act of 1970 (as such Act relates to exposure to Hazardous Substances), 29 U.S.C.A. ss.ss. 51, ET SEQ., each as amended through the Closing Date; and (B) any common law (including negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to the presence of, exposure to, or ingestion of, any Hazardous Substance.

         "ERISA" means the Employee Retirement Income Security Act of 1974, and the regulations thereunder, as amended.

         "ERISA Affiliate" means any entity required to be aggregated with any Selling Party under Section 414 of the Code or Section 4001 of ERISA.

         "Escrow Agent" means Bank of New York or such other financial institution as shall be mutually acceptable to Insilco and the Buyers.

         "Escrow Agreement" means an escrow agreement to be executed and delivered by the Sellers, the Buyers and the Escrow Agent at the Closing, such agreement to be substantially in the form and substance of Exhibit F attached hereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Subsidiaries" means all Subsidiaries of the Sellers other than the Selling Subsidiaries and the Foreign Corporations.

         "Glen Rock Agreement" means the Installment Sales Agreement, as amended, between York County Industrial Development Corporation, a Pennsylvania nonprofit corporation, and Stewart Connector Systems, Inc., a Pennsylvania corporation, dated May 26, 1988.

         "Glen Rock Property" means that property which is the subject of the Glen Rock Agreement.

         "Governmental Authority" means any United States or non-United States federal, state, provincial, local or similar governmental, administrative or regulatory authority, department, agency, commission or body, or judicial or arbitral body.

         "Hazardous Substances" means (i) any petrochemical or petroleum products, oil, coal tar, or coal ash, radioactive materials, radon gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation or polychlorinated biphenyls, and (ii) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "solid wastes," "hazardous wastes," "hazardous materials," "restricted hazardous materials," "extremely hazardous substances," "toxic substances," "contaminants" or "pollutants" under any applicable Environmental Law.

         "Intellectual Property" means all of the following property, rights or interest owned by the Seller Parties, used primarily in the Business in any jurisdiction throughout the world: (i) Patent Rights, (ii) Trademarks, technology, product drawings, computer software (other than off-the-shelf commercially available software), corporate names and data and documentation (including electronic media), together with all goodwill associated with each of the foregoing, (iii) Copyrights and copyrightable works,
(iv) registrations and applications for any of the foregoing and (v) trade secrets, know-how, customer lists and confidential information; provided that Intellectual Property shall not include the "Insilco" name, or any names similar thereto, or logos or Trademarks related thereto.

         "Intellectual Property Assignment" means an intellectual property assignment to be executed and delivered by the Sellers and the Buyers at the Closing, such assignment to be substantially in the form and substance of Exhibit H attached hereto.

         "Knowledge" means, as to a particular matter, the actual knowledge of
(i) with respect to the Buyers, the chief executive officer, the chief financial officer and/or the general counsel, in each case, of Bel Fuse, Ltd., in each case without independent investigation and (ii) with respect to the Sellers, the chief executive officer, the chief financial officer and/or the general counsel, in each case, of Insilco Holding Co., in each case without independent investigation.

         "Law" means any foreign or domestic federal, state, provincial, county, municipal or local law, statute, ordinance, rule, regulation, directive, order, writ, decree, injunction, judgment, stay, restraining order, permit, license, registration, code, requirement or requirement of any Governmental Authority.

         "Leased Real Property" means the real property leased or sub-leased by the Seller Parties, as tenant or sub-tenant, that is primarily related to the Business, together with, to the extent leased or sub-leased by the Seller Parties primarily in connection with the Business, all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Seller Parties (primarily related to the Business) attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

         "Liability" means any debts, liabilities and obligations, whether accrued or fixed, absolute or contingent, mature or unmature or determined or determinable.

         "Loss" means all Liabilities, losses, damages, claims, costs and expenses, interest, awards, judgments and penalties (including, without limitation, attorneys' and consultants' fees and expenses).

         "Material Adverse Effect" means any change or changes in, or effect on, the Business or the Purchased Assets that individually is, or in the aggregate are, reasonably likely (i) to be materially adverse to the assets, business, financial condition or results of operations of the Business, taken as a whole, or (ii) to be materially adverse to the condition of the Purchased Assets and the assets of the Foreign Corporations, taken as a whole, taking into account the Sellers' status as a debtor under Chapter 11 of the Bankruptcy Code, other than (i) any change or effect in any way resulting from or arising in connection with the Chapter 11 Cases or this Agreement or any of the transactions contemplated hereby (including any announcement with respect to the Chapter 11 Cases or this Agreement or any of the transactions contemplated hereby), (ii) changes in (A) economic, regulatory or political conditions generally or (B) general business, regulatory or economic conditions relating to any industries in which the Sellers participates or (iii) any change in or effect on the Purchased Assets or the Business which is cured (including by the payment of money) by Insilco or any of its Affiliates before the Termination Date.

         "Non-Competition Agreement" means a non-competition agreement to be executed and delivered by the Sellers at the Closing, such agreement to be substantially in the form and substance of Exhibit G attached hereto.

         "Owned Real Property" means the real property owned by the Sellers that is primarily related to the Business, together with all buildings and other structures, facilities or improvements currently or hereafter located thereon, all fixtures, systems, equipment and items of personal property of the Sellers (primarily related to the Business) attached or appurtenant thereto and all easements, licenses, rights and appurtenances relating to the foregoing.

         "Patent Rights" means United States and foreign patents, patent applications, including provisional applications, continuations, continuations-in-part, divisions, reissues, patent disclosures, and inventions (whether or not patentable or reduced to practice) or improvements thereto owned by the Seller Parties and primarily used in the Business.

         "PBGC" means the Pension Benefit Guaranty Corporation.

         "Permitted Encumbrances" means (i) statutory liens for current Taxes or assessments not yet due or delinquent or the validity or amount of which is being contested in good faith by appropriate proceedings, (ii) mechanics', carriers', workers', repairers' and other similar liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of the Seller Parties or the validity or amount of which is being contested in good faith by appropriate proceedings, or pledges, deposits or other liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers' compensation, unemployment insurance or other social security legislation), (iii) zoning, entitlement, conservation restriction and other land use and environmental regulations by governmental authorities which, individually or in the aggregate, do not materially interfere with the present use or operation of the Purchased Assets or the Business, (iv) all exceptions, restrictions, easements, charges, rights-of-way and other Encumbrances set forth in any state, local or municipal franchise under which the Business is conducted which, individually or in the aggregate, do not materially interfere with the present use or operation of the Purchased Assets or the Business, (v) liens existing under the Prepetition Credit Agreement and
(vi) such other liens, imperfections in or failure of title, charges, easements, rights-of-way, encroachments, exceptions, restrictions and encumbrances which do not materially interfere with the present use or operation of the Purchased Assets or the Business or materially impact the value of the Purchased Assets or the Business and neither secure indebtedness or the payment of the deferred purchase price of property, nor individually or in the aggregate create a Material Adverse Effect.

         "Person" means any individual, corporation, partnership, limited partnership, limited liability company, syndicate, group, trust, association or other organization or entity or government, political subdivision, agency or instrumentality of a government.

         "Petition Date" means the date on which the Sellers file voluntary petitions under Chapter 11 of the Bankruptcy Code, which shall be a date not later than five (5) Business Days after the date of this Agreement.

         "Pre-Closing Tax Period" means: (i) any Tax period ending on or before the Closing Date; and (ii) with respect to a Tax period that commences before but ends after the Closing Date, the portion of such period up to and including the Closing Date.

         "Prepetition Agent" means Bank One, NA.

         "Prepetition Credit Agreement" means the Second Amended and Restated Credit Agreement dated as of August 25, 2000, by and among Insilco, T.A.T. Technology Inc., various financial institutions as lenders and Bank One, N.A. as administrative agent.

         "Sale Hearing" means the hearing at which the Bankruptcy Court considers entry of the Approval Order.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller Parties" means the Sellers and the Foreign Corporations.

         "Seller Party" means a Seller or a Foreign Corporation.

         "Sellers' Representatives" means the Sellers' accountants, employees, counsel, financial advisors and other authorized representatives.

         "Share Transfer and Assignment Agreement" means a share transfer and assignment agreement to be executed and delivered on behalf of the shareholder(s) of Insilco Technologies Germany and one of the Buyers at the Closing, such agreement to be substantially in the form and substance of Exhibit J attached hereto.

         "Subsidiary" means, with respect to any Person, any corporation or other entity of which the outstanding securities or equity interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions of such Person, corporation or other entity are owned directly or indirectly by such other Person.

         "Tax" or "Taxes" means all taxes, charges, fees, duties, levies, penalties or other assessments of any kind or nature imposed by any Governmental Authority, including income, net or gross receipts, excise, personal and real property, sales, gain, use, license, custom duty, unemployment, capital stock, transfer, franchise, payroll, withholding, social security, minimum estimated, profit, gift, severance, value added, disability, premium, recapture, credit, occupation, service, leasing, employment, stamp, add-on minimum, alternative, intangible and other taxes, including interest, penalties or additions attributable thereto or attributable to any failure to comply with any requirement regarding Tax Returns.

         "Tax Return" means any return, report, claim for refund, information return, declaration or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, to be filed (whether on a mandatory or elective basis) with any Governmental Authority.

         "Trademarks" means all United States, state and foreign trademarks, service marks, logos, trade dress, trade names and Internet domain names (including all assumed or fictitious names under which the Business is conducting its business or has within the previous five (5) years conducted its business), whether registered or unregistered, and pending applications to register the foregoing, owned by the Seller Parties and primarily used in the Business.

         "U.S. GAAP" means United States generally accepted accounting principles in effect from time to time applied consistently throughout the periods involved.

         "WARN Act" means the Worker Adjustment and Retraining Notification Act of 1988 (or any state or local equivalent), as amended.

            (b) Each of the terms set forth below shall have the meaning ascribed thereto in the following section:

        Definition                                             Location
        ----------                                             --------

        "Accounts"                                             ss. 5.24
        "Accounts Payable Amount"                              ss. 3.2(c)
        "Accounts Receivable Amount"                           ss. 3.2(c)
        "Affected Property"                                    ss. 5.10(h)
        "Agreement"                                            Preamble
        "Allocation"                                           ss. 7.7(e)
        "Arbiter"                                              ss. 3.2(d)
        "Assumed Liabilities"                                  ss. 2.4
        "Auction"                                              ss. 7.12(b)
        "Auction Date"                                         ss. 7.12(b)
        "Auction Sale"                                         ss. 7.12(c)
        "Audited Financial Statements"                         ss. 8.2(i)
        "Backup Bid"                                           ss. 7.12(a)(iii)
        "Backup Bidder"                                        ss. 7.12(a)(iii)
        "Balance Sheet"                                        ss. 5.6(a)
        "Benchmark Working Capital Amount"                     ss. 3.2(e)
        "Bid Deadline"                                         ss. 7.12(a)(i)
        "Buyer(s)"                                             Preamble
        "Buyers' Overlapping Assets"                           ss. 5.26
        "Cash Price"                                           ss. 3.1
        "Cause"                                                ss. 7.8(j)
        "Closing"                                              ss. 4.1
        "Closing Date"                                         ss. 4.1
        "Cure Amount Ceiling"                                  ss. 2.6(b)
        "Cure Amount Payment"                                  ss. 2.6(b)

        Definition                                             Location
        ----------                                             --------

        "Cure Amounts"                                         ss. 2.6(b)
        "Deposit"                                              ss. 7.12(a)(iii)
        "Disputed Items"                                       ss. 3.2(d)
        "Employee Agreements"                                  ss. 7.8(i)
        "Environmental Permits"                                ss. 5.10(a)
        "Escrowed Amount"                                      ss. 3.1
        "Estimated Accounts Payable Amount"                    ss. 3.2(a)
        "Estimated Accounts Receivable Amount"                 ss. 3.2(a)
        "Estimated Accounts Report"                            ss. 3.2(a)
        "Estimated Foreign Corporation Closing Liabilities"    ss. 3.2(c)
        "Estimated Inventory Amount"                           ss. 3.2(b)
        "Estimated Working Capital Amount"                     ss. 3.2(c)
        "Excluded Assets"                                      ss. 2.3
        "Excluded Liabilities"                                 ss. 2.5
        "Expense Reimbursement"                                ss. 7.12(c)
        "Final Working Capital Amount"                         ss. 3.2(d)
        "Financial Statements"                                 ss. 5.6(a)
        "Foreign Corporation Closing Liabilities"              ss. 3.2(c)
        "Foreign Corporation(s)"                               Recitals
        "Foreign Corporation Employee"                         ss. 7.8(a)
        "Foreign Plans"                                        ss. 5.11(o)
        "Insilco"                                              Preamble
        "Insilco Technologies Germany"                         Recitals
        "Insilco Technologies Germany Shares"                  ss. 5.4(a)
        "Inventory"                                            ss. 2.2(a)
        "Inventory Amount"                                     ss. 3.2(c)
        "Inventory Date"                                       ss. 3.2(b)
        "Inventory Determination"                              ss. 3.2(b)
        "ITI"                                                  Recitals
        "ITI Shares"                                           ss. 5.4(d)
        "License Agreements"                                   ss. 5.17(b)
        "Marked Agreement"                                     ss. 7.12(a)(ii)
        "Material Agreements"                                  ss. 5.12
        "Operating Names"                                      ss. 5.25
        "Options"                                              ss. 5.9(b)
        "Overbid Procedures"                                   ss. 7.12
        "Overbids"                                             ss. 7.12(a)
        "Permits"                                              ss. 5.14(a)
        "Purchase Price"                                       ss. 3.1
        "Purchased Assets"                                     ss. 2.2
        "Qualified Bid"                                        ss. 7.12(a)(ii)
        "Regulatory Approvals"                                 ss. 7.6(a)
        "Resolution Period"                                    ss. 3.2(d)
        "Retained Employee"                                    ss. 7.8(a)

        Definition                                             Location
        ----------                                             --------

        "Retained Employee Payment Amount"                     ss. 7.8(j)
        "Seller(s)"                                            Preamble
        "Sellers' Estimated Closing Report"                    ss. 3.2(c)
        "Sellers' Overlapping Assets"                          ss. 5.26
        "Sellers' Retained Business"                           ss. 5.26
        "Selling Subsidiary"                                   Preamble
        "Sempco"                                               Recitals
        "Sempco Shares"                                        ss. 5.4(e)
        "Shares"                                               Recitals
        "Signal Dominicana"                                    Recitals
        "Signal Dominicana Shares"                             ss. 5.4(f)
        "Signal Transformer Mexico"                            Recitals
        "Signal Transformer Mexico Shares"                     ss. 5.4(g)
        "Stewart Connector Mexico"                             Recitals
        "Stewart Connector Mexico Shares"                      ss. 5.4(c)
        "Successful Bid"                                       ss. 7.12(a)(iii)
        "Successful Bidder"                                    ss. 7.12(a)(iii)
        "Termination Date"                                     ss. 9.1(h)
        "Third-Party Sale"                                     ss. 9.1(f)
        "Top East"                                             Recitals
        "Top East Shares"                                      ss. 5.4(b)
        "Topping Fee"                                          ss. 7.12(c)
        "Transfer Taxes"                                       ss. 7.7(b)
        "Transferable Permits"                                 ss. 2.2(f)
        "Transferred Employee"                                 ss. 7.8(a)
        "Unaudited Annual Financial Statements"                ss. 5.6(a)
        "WARN Notices"                                         ss. 7.8(e)
        "WC Objection"                                         ss. 3.2(d)
        "Welfare Plan"                                         ss. 5.11(j)

         Section 1.2 Construction. The terms "hereby," "hereto," "hereunder" and any similar terms as used in this Agreement, refer to this Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The term "including", when used herein without the qualifier, "without limitation," shall mean "including, without limitation." Wherever in this Agreement the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require. The word "or" shall not be construed to be exclusive. Provisions shall apply, when appropriate, to successive events and transactions. All references to "$" are to United States Dollars.

                                   Article II
                                PURCHASE AND SALE

         Section 2.1 Purchase and Sale of the Shares. Upon the terms and subject to the conditions contained in this Agreement (including the entry of the Approval Order), at the Closing, the Sellers shall sell the Shares to the Buyers, and the Buyers shall, by payment of the Purchase Price, purchase and acquire the Shares from the Sellers, free and clear of all Encumbrances.

         Section 2.2 Purchase and Sale of Assets. Except for the Excluded Assets, upon the terms and subject to the conditions contained in this Agreement (including the entry of the Approval Order), at the Closing, the Sellers shall sell, assign, convey, transfer and deliver to the Buyers, and the Buyers shall, by payment of the Purchase Price, purchase and acquire from the Sellers, free and clear of all Encumbrances (except for Closing Encumbrances), all of the right, title and interest that the Sellers possess as of the Closing in, to and under the real, personal, tangible and intangible property and assets of every kind and description, wherever located, used, developed for use or intended for use primarily in the conduct of the Business and related thereto and all other assets of the Sellers related to the Business unless specifically excluded in
Section 2.3 (collectively, the "Purchased Assets"). Without limiting the effect of the foregoing, the parties hereto acknowledge and agree that the Purchased Assets shall include all right, title and interest of the Sellers in, to and under all of the following assets primarily relating to the Business (except the Excluded Assets):

            (a) all raw materials, work in process, finished goods and packaging materials, samples and other materials generally included in the inventory of the Business in accordance with U.S. GAAP (the "Inventory");

            (b) all equipment;

            (c) all machinery, vehicles, furniture and other tangible personal property;

            (d) all of the Accounts Receivable outstanding as of the Closing
         Date;

            (e) the Assumed Agreements, in each case, to the extent the same are assignable as "executory contracts" under Section 365 of the Bankruptcy Code or to the extent assignment is consented to by the third party or third parties to such agreements, if required, including any and all deposits and letters of credit related to any such Assumed Agreements;

            (f) the Permits, in each case, to the extent the same are assignable (the "Transferable Permits");

            (g) to the extent assignable as "executory contracts" under Section 365 of the Bankruptcy Code or to the extent assignment is consented to by the third party or third parties to such agreements, if required, all License Agreements and all confidentiality, noncompete, non-disparagement or nondisclosure agreements executed by vendors, suppliers or employees of the Sellers or other third parties, in each case, primarily relating to the Business;

            (h) originals or copies of all Employee Records of the Sellers in respect of employees of the Business who become Transferred Employees or who are employees of the Foreign Corporations;

            (i) except as set forth on Schedule 2.3(d) of the Disclosure Schedule and subject to Section 2.3(d), all of the rights, claims or causes of action of the Sellers against any third party primarily related to the Purchased Assets, the operation of the Business or the Assumed Liabilities or Assumed Agreements arising out of transactions occurring prior to the Closing Date, except where such rights, claims or causes of action relate to Excluded Liabilities; to the extent such rights, claims or causes of action relate to both Assumed Liabilities and Excluded Liabilities, the Buyers and the Sellers shall share such rights, claims or causes of action in the same proportion as their respective liabilities bear to the total liability relating to those rights, claims or causes of action;

            (j) to the extent assignable under Section 365 of the Bankruptcy Code, all Intellectual Property, together with all related income, royalties, damages and payments due or payable at the Closing or thereafter (including damages and payments for past or future infringements or misappropriations thereof), the right to sue and recover for past infringements or misappropriations thereof, any and all corresponding rights that, now or hereafter, may be secured throughout the world and all copies and tangible embodiments of any such Intellectual Property;

            (k) (i) to the extent assignable under Section 365 of the Bankruptcy Code or to the extent consented to by the insurance providers, if required, the rights of the Sellers pertaining primarily to the Business under those insurance policies which primarily cover risks covering the Business or the Purchased Assets, together with any rights to insurance proceeds from any insurance policies owned by the Sellers and pertaining primarily to the Business, other than insurance proceeds from insurance policies for workers' compensation, director and officer liability and fiduciary liability; provided that to the extent that the rights to such insurance proceeds relate to a claim against the Sellers that is not an Assumed Liability and is not a Liability of the Foreign Corporations, the Sellers shall retain the rights to such insurance proceeds and the Sellers shall not transfer the rights to such insurance proceeds to the Buyers and (ii) any proceeds from any insurance policies relating to claims arising after the date hereof relating to the business of the Foreign Corporations;

            (l) all rights under all accounts of the customers of the Business which, at the Closing Date, are users of any of the services or purchasers of any of the products provided by the Sellers in the operation of the Business, including all rights under any contracts or agreements relating to such accounts to the extent such contracts or agreements are assignable as "executory contracts" under Section 365 of the Bankruptcy Code or to the extent consented to by the third party or third parties to such contracts or agreements;

            (m) all evidences of indebtedness or other interests issued by any Person other than any Seller Party or any Affiliate thereof and owned by any of the Sellers primarily in connection with the Business;

            (n) the Owned Real Property;

            (o) all (i) brochures, catalogues, literature, forms, advertising materials and media primarily relating to the Business which are located at the Business Real Properties and (ii) sales data, mailing lists and the content on the Sellers' respective websites primarily used in the Business;

            (p) to the extent transferable, all rights of the Sellers in and to all telephone, telefax and data numbers primarily used in the Business;

            (q) the full benefit of all warranties, warranty rights, performance bonds and indemnities (except for indemnities related to any litigation that the Seller Parties are involved in) which apply to any of the Purchased Assets;

            (r) all rights of the Sellers in products in development primarily used in or relating to the Business;

            (s) all rights of the Sellers under any purchase orders for products or merchandise to be sold by the Sellers in respect of the Business which arise in the ordinary course of business to the extent outstanding as of the Closing Date;

            (t) all of the Sellers' rights to easements, rights of way, variances, conditional uses, nonconforming uses, servitudes, leases, licenses, privileges and options, which rights are primarily used, held by or relating or appurtenant to the Business, the Business Real Properties or any real estate lease primarily relating to the Business to which any of the Sellers is a party (provided such real estate lease is within the definition of the phrase "executory contracts" as defined under Section 365 of the Bankruptcy Code), in each case, to the extent that such rights are transferable;

            (u) (i) all security deposits and other forms of security for the performance of any agreements which constitute a portion of the Purchased Assets, (ii) all refundable security deposits and prepaid expenses relating to the Purchased Assets and (iii) any sums deposited, escrowed or otherwise set aside by or on behalf of any Seller Party in compliance with Law as a result of or in connection with any Assumed Liability;

            (v) any Tax refund payable to or paid to any Foreign Corporation after the date hereof;

            (w) all system passwords, resets, encryption technology, archives, log files, engineering designs, software agreements, software configurations, source codes and object codes maintained by the Sellers primarily relating to the Business; and

            (x) all other assets owned by the Sellers and related primarily to the Business, whether or not reflected on the books and records of any of the Seller Parties, all books, records, ledgers, data and information, files, documents and correspondence primarily relating to the Business, all regulatory filings primarily relating to the rates and services provided by the Sellers in connection with the operation of the Business, all general, financial and accounting records, sales correspondence, customer lists, credit and sales records, purchasing records, data processing records, copies of all documents and records primarily relating to the Purchased Assets, outstanding or uncollected sales orders and sales order log books, correspondence records with respect to customers and supply sources, and all papers primarily relating to, or necessary to the conduct of, the Business, including drawings, engineering, manufacturing and assembly information, operating and training manuals, manuals and data, catalogs, quotations, bids, sales and promotional materials, research and development records, prototypes and models, lists of present and former suppliers, customer credit information, customers' pricing information, plans, studies and analyses, whether prepared by any of the Seller Parties or a third party, primarily relating to the Business.

         Section 2.3 Excluded Assets. Notwithstanding any provision herein to the contrary, the Sellers shall not sell, convey, assign, transfer or deliver to the Buyers, and the Buyers shall not purchase, and the Purchased Assets shall not include, the Sellers' right, title and interest in and to the following assets of the Sellers (the "Excluded Assets"):

            (a) cash (including all cash residing in any collateral cash account securing any obligation or contingent obligation of the Sellers), cash equivalents and bank deposits, subject to the Buyers' rights under
         Section 2.2(u) and Section 2.2(v), and any amount of indebtedness for borrowed money owed by an Affiliate of any Seller to any Seller Party;

            (b) any equity interests held by the Sellers other than the Shares;

            (c) rights to (i) any Tax refunds relating to the Business or the Purchased Assets that are attributable to any Pre-Closing Tax Period, whether such refund is received as a payment or as a credit against future Taxes and (ii) any net operating losses relating to the Business or the Purchased Assets; provided, however, that any Tax refund that is payable to or paid to any Foreign Corporation after the date hereof and any net operating loss carryforward usable by any Foreign Corporation shall not be deemed an Excluded Asset.

            (d) the Sellers' claims, causes of action, choses in action and rights of recovery pursuant to Sections 544 through 550 and Section 553 of the Bankruptcy Code, any other avoidance actions under any other applicable provisions of the Bankruptcy Code and the claims, causes of action, choses in action and rights of recovery set forth on Schedule 2.3(d) of the Disclosure Schedule;

            (e) subject to Section 7.2(c), the corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books, blank stock certificates, and other documents relating to the organization, maintenance, and existence of the Sellers as corporations, and, except as contemplated by Section 2.2(x), any books, records or the like of the Sellers;

            (f) all of the assets set forth on Schedule 2.3(f) of the Disclosure Schedule;

            (g) the "Insilco" name, or any names similar thereto, or logos, trade names, service marks or Trademarks related thereto;

            (h) all of the agreements to which any of the Seller Parties is a party which are not Assumed Agreements or License Agreements and any and all customer deposits, customer advances and credits and security deposits related to any such agreements which are not Assumed Agreements or License Agreements;

            (i) the rights of the Sellers under this Agreement and the Ancillary Agreements;

            (j) all of the real, personal, tangible or intangible property (including Intellectual Property) or assets owned by the Excluded Subsidiaries except to the extent that such property or assets primarily relate to the Business;

            (k) any and all assets of any Seller or an Affiliate of any Seller primarily related to the custom assemblies or precision stampings business segments operated by Insilco and its Subsidiaries, including, without limitation, Sellers' Overlapping Assets;

            (l) any and all amounts or other obligations owing to any Seller Party by Insilco Holding Co. or any Affiliate of Insilco Holding Co.;

            (m) any and all prepaid workers' compensation premiums (other than with respect to individuals who become Transferred Employees or who are employees of the Foreign Corporations);

            (n) claims against current or former directors, officers or other employees of, or agents, accountants or other advisors of or to, the Sellers;

            (o) all Employee Records in respect of employees of the Business who do not become Transferred Employees and who are not employees of the Foreign Corporations; and

            (p) any insurance policies and proceeds not included as Purchased Assets pursuant to Section 2.2(k).

         Section 2.4 Assumed Liabilities. Except for the Excluded Liabilities, upon the terms and subject to the satisfaction of the conditions contained in this Agreement (and subject to the entry of the Approval Order), on the Closing Date, the Buyers shall execute and deliver to the Sellers the Assumption Agreement pursuant to which the Buyers shall assume and agree to pay, perform and discharge when due the following liabilities and obligations of the Sellers (the "Assumed Liabilities"), in accordance with the respective terms and subject to the respective conditions thereof:

            (a) liabilities and obligations of the Sellers under the Assumed Agreements, the License Agreements (to the extent assigned) and the Transferable Permits in accordance with the terms thereof for periods occurring after the Closing Date;

            (b) the liabilities and obligations relating to (i) any customer deposits and customer advances and credits, (ii) the security deposits and (iii) letters of credit or similar instruments securing customer deposits, advances or credits, in all such cases only with respect to customer accounts which are assigned to the Buyers and only with respect to dollar amounts (if they exceed $25,000 in the aggregate) disclosed to the Buyers within two (2) Business Days prior to the Closing; provided, however, that to the extent that such liabilities and obligations exceed $25,000 in the aggregate, then such liabilities and obligations in excess of $25,000 in the aggregate shall be assumed by the Buyers only to the extent that the Cash Price is reduced, prior to the consummation of the Closing, by such excess amount; (c) liabilities and obligations assumed by, or allocated to, the Buyers pursuant to
         Section 7.7;

            (d) all of the liabilities and obligations of the Sellers allocated to the Buyers pursuant to Section 7.8;

            (e) all of the Accounts Payable other than the Accounts Payable of the Foreign Corporations (it being agreed that the Accounts Payable of the Foreign Corporations shall continue to be the obligations of the Foreign Corporations after the Closing and not obligations of the Sellers) ; and

            (f) all liabilities and obligations related to the Purchased Assets, the Shares or the Business arising from any actions or omissions occurring after the Closing Date.

         Section 2.5 Excluded Liabilities. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, THE BUYERS SHALL NOT ASSUME OR BE OBLIGATED TO PAY, PERFORM OR DISCHARGE ANY LIABILITIES OR OBLIGATIONS OF THE SELLERS OTHER THAN THE ASSUMED LIABILITIES (ALL LIABILITIES AND OBLIGATIONS OTHER THAN THE ASSUMED LIABILITIES ARE REFERRED TO HEREIN AS THE "EXCLUDED LIABILITIES"). The Excluded Liabilities include (a) all liabilities that the Sellers may have with respect to the underfunding of any Employee Plan relating to the Business, (b) all guarantees by any Seller of the Liabilities of Insilco or any of its Affiliates other than as specified in Section 7.17 and (c) all Taxes of the Sellers attributable to the Purchased Assets and the Business with respect to any Pre-Closing Tax Period, provided that, for this purpose, with respect to any such Taxes that are payable with respect to a taxable period that begins before the Closing Date and that ends after the Closing Date (but excluding for the avoidance of doubt, any Taxes referred to and governed by Section 7.7(b)), the portion of such Taxes allocable to the portion of such taxable period ending on the Closing Date shall be considered to equal the amount of such Taxes for such taxable period, multiplied by a fraction, the numerator of which of which is the number of days in the portion of such taxable period ending on the Closing Date and the denominator of which is the number of days in the entire taxable period.

         Section 2.6 Assumption of Certain Leases and Other Contracts. The Approval Order shall provide for the assumption by the Sellers and assignment to the Buyers, effective upon the Closing, of the Assumed Agreements on the following terms and conditions:

            (a) At the Closing, the Sellers shall assume and assign to the Buyers the Assumed Agreements. The Assumed Agreements are listed on Exhibit A hereto. Simultaneously with delivery of cure amount notices (in accordance with the terms of the Bid Procedures

         Order) to the other party or parties to the Assumed Agreements, Sellers shall deliver a copy of such cure amount notices to Buyers (such notices to include the estimated amounts necessary to cure monetary and non-monetary defaults, if any, under each of such Assumed Agreements as determined by the Sellers based on the Sellers' books and records, the date of the Assumed Agreement (if available), the other party or parties to the Assumed Agreement and the address of such party or parties, as the case may be). From and after the date hereof until three (3) Business Days prior to the commencement of the Sale Hearing, the Sellers shall make such additions and deletions to the list of the Assumed Agreements as the Buyers shall request and the Sellers shall give prompt notice of any such addition or deletion to the respective counsels to the Prepetition Agent and the Creditors' Committee, and to the third parties to each such executory contract added to or deleted from the list of the Assumed Agreements.

            (b) If Insilco advises the Buyers at or prior to the Closing Date that there exists on the Closing Date any defaults under the Assumed Agreements, the Buyers shall be responsible for (i) the first $150,000 (the "Cure Amount Ceiling") of Cure Amounts (as defined below) associated with personal property leases and/or real estate leases constituting Assumed Agreements and (ii) all other Cure Amounts under all other Assumed Agreements. At the Closing, the Buyers shall provide funds to the Sellers (by wire transfer of immediately available U.S. funds) in an amount equal to (i) with respect to the Assumed Agreements which are personal property leases and/or real estate leases, the lesser of the aggregate Cure Amounts for such Assumed Agreements and the Cure Amount Ceiling plus (ii) with respect to all other Assumed Agreements, the aggregate Cure Amounts for such Assumed Agreements (the aggregate amount of clauses (i) and (ii) being the "Cure Amount Payment"). Promptly (and in any event by the end of the next Business
         Day) upon receipt by the Sellers of the Cure Amount Payment and the Purchase Price at the Closing, the Sellers shall pay all Cure Amounts for all Assumed Agreements. The Sellers, jointly and severally, shall be responsible for paying all Cure Amounts and shall pay such Cure Amounts from, and promptly (and in any event, by the end of the next Business Day) upon receipt of, such funds and the Purchase Price. For purposes of this Agreement, "Cure Amount" means any and all amounts to be cured pursuant to Section 365(a) of the Bankruptcy Code as a condition to the assumption and assignment of such Assumed Agreements.

            (c) The Buyers shall be solely responsible for any and all costs and expenses necessary in connection with providing adequate assurance of future performance, I.E., for periods after the Closing Date, with respect to any of the Assumed Agreements under Section 365 of the Bankruptcy Code.

            (d) In addition to the payment of the Purchase Price and the payment of the Cure Amounts and expenses referred to in clause (c) above, on the Closing Date, the Buyers shall reimburse the Sellers in cash and in full for any and all postpetition deposits, advances, credits and security deposits and replace any letters of credit, in all such cases, related to any agreements of the Sellers with third parties transferred to the Buyers pursuant to Section 2.2; provided, however, the Buyers shall not be obligated to reimburse the Sellers for any postpetition deposits, advances, credits and security deposits or be obligated to replace any postpetition letters of credit in the event that, prior to the Closing Date, (i) the Sellers fail to provide the Buyers with copies of written postpetition correspondence which evidences that a third party required the Sellers to provide such third party with such deposit, advance, credit, security deposit or letter of credit, (ii) the Sellers fail to provide the Buyers written evidence that the Sellers delivered such deposit, advance, credit, security deposit or secured a letter of credit to/on behalf of such third party or (iii) the Buyers make a reasonable good faith determination that (y) the Buyers will not be entitled to the return of, recover or otherwise use for their benefit any such deposit, advance, credit or security deposit and/or (z) the Buyers will be required to secure a replacement letter of credit, as applicable.

                                  Article III
                                 PURCHASE PRICE

         Section 3.1 Purchase Price. In consideration for the Shares and the Purchased Assets, and subject to the terms and conditions of this Agreement and the entry of the Approval Order, at the Closing the Buyers shall (a) assume the Assumed Liabilities as provided in Section 2.4, (b) pay one million dollars ($1,000,000) to the Escrow Agent to be held and disbursed pursuant to the terms of the Escrow Agreement (the "Escrowed Amount"), (c) pay to the Sellers (in immediately available funds, by wire transfer to an account or accounts designated by Insilco) the Cure Amount Payment and (d) pay to the Sellers, in immediately available funds, by wire transfer to an account or accounts designated by Insilco, an amount in cash equal to thirty five million dollars ($35,000,000) less the Escrowed Amount (the "Cash Price"). The sum of the Cure Amount Payment, the Escrowed Amount and the Cash Price, as same may be adjusted
(i) downward pursuant to Section 2.4(b), (ii) upward pursuant to Section 2.6(d) and (iii) upward or downward pursuant to Section 3.2, is referred to herein as the "Purchase Price."

         Section 3.2 Purchase Price Adjustment. (a) Delivery of Estimated Accounts Report. At least two (2) Business Days prior to the Closing, the Sellers shall deliver to the Buyers a report reflecting the Sellers' good faith estimate of all of the Accounts Receivable and the Accounts Payable as of the Closing Date (the "Estimated Accounts Report"). The Estimated Accounts Report shall (i) identify the dollar amount of each Account Receivable and Account Payable, (ii) identify the entity to which each Account Receivable and Account Payable pertains, (iii) exclude Accounts Receivable and Accounts Payable due to any of the Sellers from any of the other Seller Parties or from any Affiliate of any of the Sellers and (iv) include an aging schedule for each Account Receivable reflecting, as of the Closing Date, the aggregate amount of the Accounts Receivable outstanding that: (A) would not be past due; (B) would be past due 30 days or less; (C) would be past due more than 30 days but less than or equal to 60 days; and (D) would be past due more than 60 days. The aggregate dollar value of the Accounts Receivable and Accounts Payable evidenced on the Estimated Accounts Report shall be determined in a manner consistent with U.S. GAAP and the determination of the value of Accounts Receivable and Accounts Payable in the Financial Statements and shall be referred to herein as the "Estimated Accounts Receivable Amount" and the "Estimated Accounts Payable Amount", as applicable.

            (b) Taking of Inventory; Inventory Report. Prior to the date hereof, the Buyers' accountants and Insilco's accountants have taken a joint physical inventory of the Inventory,

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

wherever located (the "Inventory Determination"). Prior to Closing, Insilco shall update the Inventory Determination through a date as near to the Closing Date as practicable (the "Inventory Date"), through application of methodologies and procedures consistent with the Sellers' past practices of inventory determination utilized in the preparation of the Financial Statements. The Sellers shall prepare a report setting forth the aggregate value of the Inventory of the Business as of the Inventory Date (the "Estimated Inventory Amount"), determined in accordance with the procedures set forth above.

            (c) Closing Report. On the second (2nd) Business Day prior to the Closing, the Sellers shall deliver to the Buyers a report ("Sellers' Estimated Closing Report") which identifies (i) the Estimated Accounts Receivable Amount,
(ii) the Estimated Inventory Amount, (iii) the Estimated Accounts Payable Amount and (iv) the Sellers' estimate of all Liabilities of the Foreign Corporations (other than Accounts Payable and Liabilities for Taxes) as of the Closing Date but only to the extent that such Liabilities are required to be reflected on a balance sheet prepared in accordance with U.S. GAAP and in a manner consistent with the preparation of the Financial Statements (the "Estimated Foreign Corporation Closing Liabilities"). Within five (5) Business Days after the Closing, the Sellers shall, working in cooperation with the Buyers, deliver a report (the "Sellers' Closing Report") which identifies (i) the dollar value of all Accounts Receivable (the "Accounts Receivable Amount") and Accounts Payable (the "Accounts Payable Amount") as of the Closing Date, determined using the procedures and methodologies set forth in Section 3.2(a), (ii) the value of the Inventory of the Business as of the Closing Date, determined using the methodologies and procedures set forth in Section 3.2(b) (the "Inventory Amount") and (iii) all Liabilities of the Foreign Corporations (other than Accounts Payable and Liabilities for Taxes) as of the Closing Date, but only to the extent that such Liabilities are required to be reflected on a balance sheet prepared in accordance with U.S. GAAP and in a manner consistent with the preparation of the Financial Statements (the "Foreign Corporation Closing Liabilities"). The sum of the Accounts Receivable Amount plus the Inventory Amount, less the Accounts Payable Amount and less the Foreign Corporation Closing Liabilities, in each case as set forth in the Sellers' Closing Report, shall be referred to herein as the "Estimated Working Capital Amount."

            (d) Disputes. Concurrent with the delivery of the Sellers' Closing Report and until such time as all disputes are resolved pursuant to this Section 3.2(d), the Sellers shall deliver to the Buyers such back-up information as the Buyers' Representatives shall reasonably request in order to review the calculation of the Accounts Receivable Amount, the Inventory Amount, the Accounts Payable Amount and the Foreign Corporation Closing Liabilities. In the event that the Buyers believe that the Sellers' Closing Report overstates or understates the Accounts Receivable Amount, the Inventory Amount, the Accounts Payable Amount and/or the Foreign Corporation Closing Liabilities, the Buyers shall, within ten (10) Business Days after the Buyers' receipt of the Sellers' Closing Report, advise Insilco in writing of any objections that the Buyers may have with respect to the Sellers' Closing Report (any such objection shall (x) be set forth in reasonable detail, (y) include supporting calculations and documentation and (z) propose an adjustment to the Estimated Working Capital Amount) (a "WC Objection"); provided, however, that the Buyers shall not object to the Inventory Amount based upon the methodologies and procedures utilized in determining the Inventory Amount, provided that such methodologies and procedures are consistent with the Sellers' past practices of inventory determination utilized in the preparation of the Financial Statements. In the event that the Buyers fail to deliver to

Insilco a WC Objection within such ten (10) Business Day period, the Buyers shall be deemed to have accepted and consented to the calculations and determinations made in the Sellers' Closing Report and the calculation of the Estimated Working Capital Amount contained in the Sellers' Closing Report shall be deemed to be the "Final Working Capital Amount." In the event that the Buyers deliver a WC Objection within ten (10) Business Days after the Buyers' receipt of the Sellers' Closing Report, the Buyers and Insilco shall utilize commercially reasonable efforts to try to resolve the objections set forth in the WC Objection (the "Disputed Items") within ten (10) Business Days of Insilco's receipt of a WC Objection (the "Resolution Period"). If the Buyers and Insilco are unable to resolve the Buyers' objections within the Resolution Period, Insilco and the Buyers shall refer the Disputed Items to the New York office of BDO Siedman or, if such firm is unwilling or unable to serve, the Buyers and Insilco shall engage another mutually acceptable accounting firm (BDO Siedman or such other firm, the "Arbiter"), in either case within five (5) Business Days of the end of the Resolution Period, to determine how the Disputed Items should be resolved. The Buyers and Insilco shall use reasonable efforts to cause the Arbiter, within ten (10) Business Days after it is selected, to (y) resolve all of the Disputed Items, based solely upon the provisions of this Agreement, such data as the Arbiter shall request from the Buyers and Insilco and the presentations by the Buyers, Insilco and their respective representatives, and not by independent review, and (z) re-calculate the Estimated Working Capital Amount by giving effect to the Arbiter's resolution of the Disputed Items. In resolving any Disputed Item, the Arbiter: (x) shall limit its review to matters specifically set forth in the WC Objection; (y) shall further limit its review to whether the calculations are mathematically accurate and have been prepared in accordance with the provisions of this Agreement; and
(z) shall not assign a value to any item greater than the greatest value for such item claimed by a party hereto or less than the smallest value for such item claimed by a party hereto. The calculation by Insilco and the Buyers or by the Arbiter, as the case may be, of the Accounts Receivable Amount plus the Inventory Amount minus the Accounts Payable Amount and minus the Foreign Corporation Closing Liabilities in accordance with this Section 3.2(d) shall be final, conclusive and binding and shall serve as the "Final Working Capital Amount." The fees and expenses of the Arbiter shall be shared equally between the Buyers and Insilco, with Insilco's obligations to be satisfied from the Escrowed Amount pursuant to the terms of the Escrow Agreement.

            (e) Purchase Price Adjustment. On the third (3rd) Business Day following the date on which the Final Working Capital Amount is determined, the Purchase Price shall be adjusted as follows: in the event that (i) the Final Working Capital Amount is greater than $24,057,000 (the "Benchmark Working Capital Amount"), the Purchase Price shall be increased, on a dollar for dollar basis, in an amount equal to the lesser of (y) one million dollars ($1,000,000) and (z) the difference between the Final Working Capital Amount and the Benchmark Working Capital Amount and the Buyers shall deliver such lesser amount to the Sellers by wire transfer to one or more accounts designated by Insilco or
(ii) the Final Working Capital Amount is less than the Benchmark Working Capital Amount, the Purchase Price shall be reduced, on a dollar for dollar basis, in an amount equal to the lesser of (y) one million dollars ($1,000,000) and (z) the difference between the Benchmark Working Capital Amount and the Final Working Capital Amount and the Buyers shall be entitled to receive from the Escrowed Amount, pursuant to the Escrow Agreement, an amount equal to such lesser amount; provided, however, (A) if such lesser amount exceeds the funds available for distribution pursuant to the Escrow Agreement then the Buyers shall be entitled to receive only such available funds (and the

Sellers shall not be obligated to the Buyers for any amount in excess of such available funds) and (B) if such lesser amount is less than such available funds, then after payment to the Buyers of such lesser amount pursuant to this Agreement and the Escrow Agreement any remaining balance of such available funds shall be immediately transferred to the Sellers.

                                   Article IV
                                   THE CLOSING

         Section 4.1 Time and Place of Closing. Upon the terms and subject to the satisfaction of the conditions contained in Article VIII of this Agreement, the closing of the sale of the Shares and the Purchased Assets and the assumption of the Assumed Liabilities and Assumed Agreements contemplated by this Agreement (the "Closing") shall take place at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York, at 10:00 A.M. (local time) no later than the fifth (5th) Business Day following the date on which the conditions set forth in such Article VIII have been satisfied (other than the conditions with respect to actions the respective parties hereto will take at the Closing itself) or, to the extent permitted, waived in writing, or at such other place or time as the Buyers and Sellers may mutually agree. The date and time at which the Closing actually occurs is hereinafter referred to as the "Closing Date."

         Section 4.2 Deliveries by the Sellers. At or prior to the Closing, the Sellers shall deliver the following to the Buyers:

            (a) stock certificates or similar instruments evidencing the Shares duly endorsed in blank, or accompanied by stock powers duly executed in blank, and with all required stock transfer tax stamps affixed;

            (b) the Bill of Sale, duly executed by the Sellers and all such other instruments of assignment or conveyance as shall be reasonably necessary to transfer to the Buyers all of the Sellers' right, title and interest in, to and under all of the Purchased Assets and the Shares, in accordance with this Agreement, in each case duly executed by the Sellers;

            (c) all consents, waivers or approvals obtained by the Sellers with respect to the Purchased Assets, the transfer of the Transferable Permits and the consummation of the transactions required in connection with the sale of the Purchased Assets contemplated by this Agreement, to the extent specifically required hereunder;

            (d) the certificate contemplated by Section 8.2(b);

            (e) the Assumption Agreement, duly executed by the Sellers;

            (f) the Intellectual Property Assignment, duly executed by the Sellers;

            (g) the Non-Competition Agreement, duly executed by the Sellers;

            (h) the Escrow Agreement, duly executed by the Sellers;

            (i) certified copies of the Certificate of Incorporation and the Bylaws (or similar governing documents) of each of the Sellers, each as in effect as of the Closing;

            (j) certified copies of the resolutions duly adopted by the board of directors of each of the Sellers authorizing the execution, delivery and performance of this Agreement and each of the other transactions contemplated hereby;

            (k) deeds and other necessary documents of conveyance (as customarily utilized in the sale of commercial real property in the states where each Owned Real Property is located) evidencing the conveyance of each Owned Real Property to the Buyers;

            (l) the Share Transfer and Assignment Agreement, duly executed on behalf of the shareholder of Insilco Technologies Germany before a German or Swiss Notary Public; and

            (m) all such other agreements, documents, instruments and writing as are required to be delivered by Sellers at or prior to the Closing Date pursuant to this Agreement.

         Section 4.3 Deliveries by the Buyers. At or prior to the Closing, the Buyers shall deliver the following:

            (a) to the Sellers, an amount of cash equal to the Cash Price less all amounts required by Section 2.4(b) plus all amounts required by
         Section 2.6(d), by wire transfer of immediately available U.S. funds to an account or accounts designated by Insilco;

            (b) to the Sellers, an amount of cash equal to the Cure Amount Payment, by wire transfer of immediately available U.S. funds to an account or accounts designated by Insilco;

            (c) to the Sellers, an amount of cash equal to the Retained Employee Payment Amount, by wire transfer of immediately available U.S. funds to an account or accounts designated by Insilco;

            (d) to the Escrow Agent, an amount of cash equal to the Escrowed Amount;

            (e) to Insilco, certified copies of the Certificate of Incorporation and the Bylaws (or similar governing documents) of each of the Buyers, each as in effect as of the Closing;

            (f) to Insilco, certified copies of the resolutions duly adopted by the board of directors of each of the Buyers authorizing the execution, delivery and performance of this Agreement and each of the other transactions contemplated hereby;

            (g) to Insilco, the Assumption Agreement, duly executed by the Buyers;

            (h) to Insilco, the Escrow Agreement, duly executed by the Buyers;

            (i) to Insilco, the Intellectual Property Assignment, duly executed by the Buyers;

            (j) to Insilco, the Share Transfer and Assignment Agreement, duly executed on behalf of one of the Buyers before a German or Swiss Notary Public;

            (k) to Insilco, the certificate contemplated by Section 8.3(b);

            (l) to Insilco, all such other instruments of assumption as shall be reasonably necessary for the Buyers to assume the Assumed Liabilities in accordance with this Agreement; and

            (m) all such other agreements, documents, instruments and writings as are required to be delivered by the Buyers at or prior to the Closing Date pursuant to this Agreement.

            Article V REPRESENTATIONS AND WARRANTIES OF THE SELLERs

         The Buyers specifically acknowledge and agree to the following with respect to the representations and warranties of the Sellers:

            A. The Buyers have conducted their own due diligence investigations of the Business.

            B. Except when the context otherwise requires, the Sellers make no representations or warranties in this Article V with respect to the Excluded Assets or the Excluded Liabilities.

         As an inducement to the Buyers to enter into this Agreement and to consummate the transactions contemplated hereby, the Sellers, jointly and severally, represent and warrant to the Buyers as follows:

         Section 5.1 Organization; Qualification of the Sellers. Each Seller (a) is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to own, lease, and operate the Purchased Assets and to carry on the Business as is now being conducted except where the failure to be so qualified or licensed and in good standing would not have a Material Adverse Effect and (b) as related to the operation of the Business, is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in those jurisdictions where the failure to be so duly qualified or licensed and in good standing would not have a Material Adverse Effect. Each Seller has heretofore furnished to the Buyers complete and correct copies of the certificates of incorporation and by-laws or similar organizational documents of each Seller as presently in effect. None of the Business has been conducted by or from any of the Excluded Subsidiaries since June 2001.

         Section 5.2 Authority Relative to this Agreement. Each Seller has all corporate power and, upon entry and effectiveness of the Approval Order, will have all corporate authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors or other similar governing body of each Seller and no other corporate proceedings on the part of any Seller is necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each Seller, and assuming that this Agreement constitutes a valid and binding agreement of the Buyers, and subject to the entry and effectiveness of the Approval Order, constitutes a valid and binding agreement of each Seller, enforceable against each Seller in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally or general principles of equity.

         Section 5.3 Organization, Authority and Qualification of the Foreign Corporations. (a) Each Foreign Corporation is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all necessary power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on the Business as it has been and is currently conducted, except to the extent that the failure to be in good standing would not materially adversely affect the ability of the Foreign Corporations to conduct the Business or otherwise have a Material Adverse Effect. Each Foreign Corporation is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of the Business makes such licensing or qualification necessary or desirable, except to the extent that the failure to be so licensed or qualified and in good standing would not materially adversely affect the ability of the Foreign Corporations to conduct the Business or otherwise have a Material Adverse Effect. True and correct copies of the Certificate of Incorporation and By-laws (or the equivalent thereof) of each Foreign Corporation have been delivered by the Seller Parties to the Buyer.

            (b) No Foreign Corporation has guaranteed the Liabilities of any Affiliate of Insilco other than another Foreign Corporation.

         Section 5.4 Capitalization; Ownership of Shares. (a) The authorized capital stock of Insilco Technologies Germany consists of the following: 60,000 shares of common stock, 1 Euro par value per share (the "Insilco Technologies Germany Shares"). As of the date hereof, one (1) Insilco Technologies Germany Share is issued and outstanding, which is validly issued, fully paid and nonassessable and was not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Insilco Technologies Germany Shares or obligating any Seller Party or Insilco Technologies Germany to issue or sell any Insilco Technologies Germany Shares, or any other interest in, Insilco Technologies Germany. There are no outstanding contractual obligations of Insilco Technologies Germany to repurchase, redeem or otherwise acquire any Insilco Technologies Germany] Shares. The Insilco Technologies Germany Shares constitute all the issued and outstanding capital stock of Insilco Technologies Germany and are owned of record and beneficially by Stewart Connector Systems, Inc. free and clear of all Encumbrances, except as set forth in Schedule 5.4(a) of the Disclosure Schedule. Except as set forth on Schedule 5.4(a) of the Disclosure Schedule, after December 31, 1997 Insilco Technologies Germany has never declared, issued or otherwise made any capital repayments nor has Insilco

Technologies Germany had a hidden profit distribution asserted against it. Upon consummation of the transactions contemplated by this Agreement and registration of the Insilco Technologies Germany Shares in the name of the Buyers in the stock records of Insilco Technologies Germany, assuming Buyers shall have purchased the Insilco Technologies Germany Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Insilco Technologies Germany free and clear of all Encumbrances.

            (b) The authorized capital stock of Top East consists of the following: 10,000 shares of common stock, HK$1.00 par value per share (the "Top East Shares"). As of the date hereof, 10,000 Top East Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Top East Shares or obligating any Seller Party or Top East to issue or sell any Top East Shares, or any other interest in, Top East. There are no outstanding contractual obligations of Top East to repurchase, redeem or otherwise acquire any Top East Shares. The Top East Shares constitute all the issued and outstanding capital stock of Top East and are owned of record and beneficially by InNet Technologies, Inc. free and clear of all Encumbrances, except as set forth in Schedule 5.4(b) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Top East Shares in the name of the Buyers in the stock records of Top East, assuming Buyers shall have purchased the Top East Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Top East free and clear of all Encumbrances.

            (c) The authorized capital stock of Stewart Connector Mexico consists of the following: 500 shares of common stock, 100 pesos par value per share (the "Stewart Connector Mexico Shares"). As of the date hereof, 500 Stewart Connector Mexico Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Stewart Connector Mexico Shares or obligating any Seller Party or Stewart Connector Mexico to issue or sell any Stewart Connector Mexico Shares, or any other interest in, Stewart Connector Mexico. There are no outstanding contractual obligations of Stewart Connector Mexico to repurchase, redeem or otherwise acquire any Stewart Connector Mexico Shares. The Stewart Connector Mexico Shares constitute all the issued and outstanding capital stock of Stewart Connector Mexico and are owned of record and beneficially by Stewart Connector Systems, Inc. in the amount of 490 of the Stewart Connector Mexico Shares and by Insilco in the amount of 10 of the Stewart Connector Mexico Shares free and clear of all Encumbrances, except as set forth in Schedule 5.4(c) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Stewart Connector Mexico Shares in the name of the Buyers in the stock records of Stewart Connector Mexico, assuming Buyers shall have purchased the Stewart Connector Mexico Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Stewart Connector Mexico free and clear of all Encumbrances.

            (d) The authorized capital stock of ITI consists of the following:
1,000,000 shares of common stock, HK$1.00 par value per share (the "ITI Shares"). As of the date hereof, 1,000,000 ITI Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the ITI Shares or obligating any Seller Party or ITI to issue or sell any ITI Shares, or any other interest in, ITI. There are no outstanding contractual obligations of ITI to repurchase, redeem or otherwise acquire any ITI Shares. The ITI Shares constitute all the issued and outstanding capital stock of ITI and are owned of record and beneficially by InNet Technologies, Inc. free and clear of all Encumbrances, except as set forth in
Schedule 5.4(d) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the ITI Shares in the name of the Buyers in the stock records of ITI, assuming Buyers shall have purchased the ITI Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of ITI free and clear of all Encumbrances.

            (e) The authorized capital stock of Sempco consists of the following: 50,000 Series B1 shares of common stock, 1 Mexican peso par value per share (the "Sempco Shares"). As of the date hereof, 50,000 Sempco Shares are issued any outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Sempco Shares or obligating any Seller Party or Sempco to issue or sell any Sempco Shares, or any other interest in, Sempco. There are no outstanding contractual obligations of Sempco to repurchase, redeem or otherwise acquire any Sempco Shares. The Sempco Shares constitute all the issued and outstanding capital stock of Sempco and are owned of record and beneficially by Insilco International Holdings, Inc. in the amount of 500 of the Sempco Shares and by Signal Transformer Co., Inc. in the amount of 49,500 of the Sempco Shares free and clear of all Encumbrances, except as set forth in Schedule 5.4(e) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Sempco Shares in the name of the Buyers in the stock records of Sempco, assuming Buyers shall have purchased the Sempco Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Sempco free and clear of all Encumbrances.

            (f) The authorized capital stock of Signal Dominicana consists of the following: 100 shares of common stock, 100 pesos par value per share (the "Signal Dominicana Shares"). As of the date hereof, 100 Signal Dominican Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Signal Dominicana Shares or obligating any Seller Party or Signal Dominicana to issue or sell any Signal Dominicana Shares, or any other interest in, Signal Dominicana. There are no outstanding contractual obligations of Signal Dominicana to repurchase, redeem or otherwise acquire any Signal Dominicana Shares. The Signal Dominicana Shares constitute all the issued and outstanding capital stock of Signal Dominicana and are owned of record and beneficially by Insilco free and clear of all Encumbrances, except as set forth in Schedule 5.4(f) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Signal Dominicana Shares in the name of the Buyers in the stock records of Signal Dominicana, assuming Buyers shall have purchased the Signal Dominicana Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Signal Dominicana free and clear of all Encumbrances.

            (g) The authorized capital stock of Signal Transformer Mexico consists of the following: 50,000 Series B1 shares of common stock, 1 Mexican peso par value per share (the "Signal Transformer Mexico Shares"). As of the date hereof, 50,000 Signal Transformer Mexico Shares are issued and outstanding, all of which are validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights. There are no options, warrants, convertible securities or other rights, agreements, arrangements or commitments relating to the Signal Transformer Mexico Shares or obligating any Seller Party or Signal Transformer Mexico to issue or sell any Signal Transformer Mexico Shares, or any other interest in, Signal Transformer Mexico. There are no outstanding contractual obligations of Signal Transformer Mexico to repurchase, redeem or otherwise acquire any Signal Transformer Mexico Shares. The Signal Transformer Mexico Shares constitute all the issued and outstanding capital stock of Signal Transformer Mexico and are owned of record and beneficially by ITI in the amount of 500 of the Signal Transformer Mexico Shares and by Signal Transformer Co., Inc. in the amount of 49,500 of the Signal Transformer Mexico Shares free and clear of all Encumbrances, except as set forth in Schedule 5.4(g) of the Disclosure Schedule. Upon consummation of the transactions contemplated by this Agreement and registration of the Signal Transformer Mexico Shares in the name of the Buyers in the stock records of Signal Transformer Mexico, assuming Buyers shall have purchased the Signal Transformer Mexico Shares for value in good faith and without notice of any adverse claim, the Buyers will own all the issued and outstanding capital stock of Signal Transformer Mexico free and clear of all Encumbrances.

         Section 5.5 Consents and Approvals; No Violation. Except to the extent excused by or unenforceable as a result of the filing of the Chapter 11 Cases or the applicability of any provision of the Bankruptcy Code, and except for the entry and effectiveness of the Approval Order, the execution and delivery of this Agreement by the Sellers, the sale by the Sellers of the Shares and the sale by the Sellers of the Purchased Assets pursuant to this Agreement will not
(a) conflict with or result in any breach of any provision of the Certificate or Articles of Incorporation or Bylaws (or other similar governing documents) of any Seller Party, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority or third party which has not otherwise been obtained or made, except (i) where the failure to obtain such consent, approval, authorization or permit, or to make such filing or notification, would not have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement or (ii) for those requirements which become applicable to the Sellers as a result of the specific regulatory status of the Buyers (or any of their Affiliates) or as a result of any other facts that specifically relate to the business or activities in which the Buyers (or any of their Affiliates) is or proposes to be engaged; (c) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which any Seller Party is a party or by which any Seller Party, the Shares or any of the Purchased Assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which would not have a Material Adverse Effect or prevent or materially delay the consummation of the transactions contemplated by this Agreement; or (d) violate any order, writ, injunction, decree, statute, rule or regulation applicable to any Seller Party, or any of their assets, which violation would have a Material Adverse Effect.

         Section 5.6 Financial Statements and Reports. (a) Schedule 5.6(a) of the Disclosure Schedule includes true and complete copies of: (i) the unaudited consolidated balance sheets of the Business as of December 31, 1999, 2000 and 2001, and the related unaudited consolidated statements of operations and cash flows for the years ended December 31, 1999, 2000 and 2001 (the "Unaudited Annual Financial Statements") and (ii) the unaudited consolidated balance sheet of the Business as of September 27, 2002 (the "Balance Sheet"), and the related unaudited consolidated statement of operations and cash flows of the Business for nine (9) months ended September 28, 2001 and September 27, 2002 and for the three (3) months ended March 29, 2002, June 28, 2002 and September 27, 2002 (together with the Unaudited Annual Financial Statements, the "Financial Statements").

            (b) The Financial Statements present fairly in all material respects the financial condition and results of operations of the Business as of the dates and for the periods included therein. The Financial Statements are a component of the consolidated financial statements of Insilco Holding Co. and Insilco. The consolidated financial statements of Insilco Holding Co. and Insilco for the period ended September 27, 2002 have been certified to the extent required by the Sarbanes-Oxley Act of 2002.

            (c) To the Sellers' Knowledge, there have not been: (i) any funds or assets of the Business used, directly or indirectly, for illegal purposes; (ii) an accumulation or use of the Business' funds without being properly accounted for in the respective books and records of the Business; (iii) any material payments by or on behalf of the Business not duly and properly recorded and accounted for in its books and records; (iv) any false or artificial entries made in the books and records of the Business for any reason; or (v) any payment made by or on behalf of the Business with the understanding that any part of such payment is to be used for any purpose other than that described in the documents supporting such payment.

         Section 5.7 Title to Assets. At the Closing, the Buyers shall acquire
(a) all of the Sellers' right, title and interest in, to and under (subject to such being assumed and assigned in accordance with Section 2.6) all of the Purchased Assets, in each case free and clear of all Encumbrances except for Closing Encumbrances and (b) the Shares free and clear of all Encumbrances. At the Closing, the Foreign Corporations' right, title and interest in their assets shall be free and clear of all Encumbrances except for Closing Encumbrances. The Purchased Assets and the assets owned, leased or licensed by the Foreign Corporations include all of the assets and properties necessary to conduct, in all material respects, the Business as currently conducted. The Purchased Assets, the assets owned by the Foreign Corporations, the assets leased or licensed by the Foreign Corporations and the assets subject to the Assumed Agreements are in good operating condition, fit for operation in the ordinary course of the Business, with no material defects that could reasonably be expected to interfere with their good operating condition, ordinary wear and tear excepted.

         Section 5.8 Owned Real Property. (a) Schedule 5.8(a) of the Disclosure Schedule lists, as of the date of this Agreement, the street address of each parcel of Owned Real Property and the current owner of each parcel of Owned Real Property.

            (b) Except as set forth on Schedule 5.8(b) of the Disclosure Schedule, no Seller Party is in material violation of any law, rule, regulation, ordinance or judgment of any Governmental Authority (including, without limitation, any building, planning or zoning law) relating to any of the Owned Real Property. The Seller Parties have made available to the Buyers true and complete copies of each deed for each parcel of Owned Real Property and all the title insurance policies, title reports, surveys, title documents and other documents relating to or otherwise affecting the Owned Real Property as it relates to the Business. The Seller Parties are in peaceful and undisturbed possession of each parcel of Owned Real Property, and there are no contractual or legal restrictions that preclude or restrict the ability to use the Owned Real Property for the purposes for which it is currently being used. Immediately prior to the Closing, the Sellers will have good and marketable title to each parcel of Owned Real Property free and clear of all Encumbrances other than Permitted Encumbrances. There are no Persons in possession of any parcel of Owned Real Property other than the Seller Parties.

            (c) No improvements on the Owned Real Property and none of the current uses and conditions thereof violate any Encumbrance, applicable deed restrictions or other applicable covenants, restrictions, agreements, existing site plan approvals, zoning or subdivision regulations or urban redevelopment plans as modified by any duly issued variances, and no permits, licenses or certificates pertaining to the ownership or operation of all improvements on the Owned Real Property, other than those which are transferable with the Owned Real Property, are required by any Governmental Authority having jurisdiction over the Owned Real Property.

            (d) Except as set forth on Schedule 5.8(d) of the Disclosure Schedule, the Seller Parties have not received any notice of threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Owned Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business, and there are no pending or, to the Sellers' Knowledge, threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Owned Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business.

            (e) Except as set forth on Schedule 5.8(e) of the Disclosure Schedule, the Seller Parties have not received any notice that any of the Owned Real Property or any of the structures thereon, or the use, occupancy or operation thereof by any Seller Party, violate any material governmental requirements, deed or other title covenants or restrictions or Permits.

            (f) To the Knowledge of the Sellers, the Seller Parties have obtained all material approvals of Governmental Authorities (including certificates of use and occupancy, licenses and other Permits) required to be held by them in connection with the use and occupancy of the Owned Real Property and the structures located thereon. To the Sellers' Knowledge, the structures on the Owned Real Properties are within the applicable boundary lines and there are no encroachments on the Owned Real Properties.

         Section 5.9 Leased Real Property. (a) Schedule 5.9(a) of the Disclosure Schedule, lists, as of the date of this Agreement, the street address of each parcel of Leased Real Property and the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property.

            (b) Schedule 5.9(b) of the Disclosure Schedule sets forth a true and complete list of all leases and subleases relating to the Leased Real Property and any and all ancillary documents pertaining thereto (including all amendments, modifications, supplements, exhibits, schedules, addenda and restatements thereto and thereof and all consents, including consents for alterations, assignments and sublets, documents recording variations, memoranda of lease, options, rights of expansion, extension, first refusal and first offer and evidence of commencement dates and expiration dates). With respect to each of such leases and subleases, except as otherwise set forth on Schedule 5.9(b) of the Disclosure Schedule, no Seller Party has exercised or given any notice of exercise, nor has any lessor or landlord exercised or received any notice of exercise of, any option, right of first offer or right of first refusal contained in any such lease or sublease, including, without limitation, any such option or right pertaining to purchase, expansion, renewal, extension or relocation (collectively, "Options").

            (c) The rental set forth in each lease or sublease of the Leased Real Property is the actual rental being paid, and there are no separate agreements or understandings with respect to the same. Each Seller Party has the full right to exercise its respective Options contained in its respective leases and subleases pertaining to the Leased Real Property on the terms and conditions contained therein and upon due exercise would be entitled to enjoy the full benefit of such Options with respect thereto.

            (d) No Seller Party has received any notice of threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Leased Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business, and there are no pending or, to the Sellers' Knowledge, threatened condemnation proceedings, lawsuits or administrative actions relating to any of the Leased Real Property or any other matters which do or may materially adversely affect the current use, occupancy or value thereof as it relates to the Business.

            (e) No Seller Party has received any notice that any of the Leased Real Property or any of the structures thereon, or the use, occupancy or operation thereof by the Seller Party or any of its Affiliates, violate any material governmental requirements, deed or other title covenants or restrictions or Permits.

            (f) To the Seller's Knowledge, the Seller Parties have obtained all material approvals of Governmental Authorities (including certificates of use and occupancy, licenses and other Permits) required to be held by them in connection with the use and occupancy of the Leased Real Property and the structures located thereon.

         Section 5.10 Environmental Matters. Except as disclosed on Schedule
5.10 of the Disclosure Schedule:

            (a) to the Sellers' Knowledge, the Seller Parties hold, and are, and have been for the three years prior to the date hereof, in substantial compliance with all material permits, licenses and governmental authorizations required for the Seller Parties to conduct the Business under applicable Environmental Laws ("Environmental Permits") (all of the Environmental Permits required for the conduct of the Business are identified on Schedule 5.10 of the Disclosure Schedule), and the Seller Parties are otherwise in material compliance with the terms and conditions of the Environmental Permits and applicable Environmental Laws with respect to the Business and the Purchased Assets;

            (b) no Seller Party has received any written notice that it is a potentially responsible party under CERCLA or any similar state law with respect to the Business or the Purchased Assets;

            (c) no Seller Party has entered into or agreed to any consent decree or order, or other binding agreement with a Governmental Authority or is subject to any outstanding judgment, decree, or judicial or administrative order relating to compliance with or liability under any Environmental Law or to the investigation or cleanup of Hazardous Substances under any Environmental Law relating to the Business or the Purchased Assets;

            (d) there are no civil, criminal or administrative actions, suits, demands, claims, hearings, or, to Sellers' Knowledge, investigations or other proceedings pending or threatened against the Business or any Seller Party or their Affiliates with respect to the Business or, to the Sellers' Knowledge, the Purchased Assets relating to any violations, or alleged violations, of any Environmental Law that could reasonably be expected to result in a material liability;

            (e) with respect to the Business, no Seller Party nor any of their respective Affiliates have received any notices, demand letters or requests for information, arising out of, in connection with, or resulting from, a violation, or alleged violation, of any Environmental Law that could reasonably be expected to result in a material liability;

            (f) no Seller Party nor any of their respective Affiliates have been notified by any Governmental Authority or any other Person that the Business, any Seller Party or any of their respective Affiliates have, or may have, any material liability relating to the Business pursuant to any Environmental Law;

            (g) to the Knowledge of the Sellers, no Person has generated, manufactured, stored, transported, treated, recycled, disposed of or otherwise handled, in any way, any material quantities or concentrations of Hazardous Substances in violation of any applicable Environmental Law on any of the Owned Real Property or Leased Real Property;

            (h) to the Sellers' Knowledge, copies of all environmental investigations, studies, audits, tests, reviews, or other analyses conducted by or which are in the possession of the

         Seller Parties or any of its respective Affiliates relating to the Business, Owned Real Property or Leased Real Property (including, with respect to each of the Owned Real Property and Leased Real Property, the soil, groundwater or surface water on, under or adjacent to the Owned Real Property and Leased Real Property (the "Affected Property")) have been made available to the Buyers prior to the date hereof;

            (i) to the Knowledge of the Sellers, there has not occurred and there is not occurring a release or unlawful discharge of Hazardous Substances into the environment resulting from the operation of the Business on any of the Owned Real Property or Leased Real Property that could reasonably be expected to result in a material liability; and

            (j) to the Knowledge of the Sellers, (i) there are no and there have been no underground storage tanks or any open dumps, landfills, surface impoundments, lagoons, in-ground vaults, PCB-containing substances or waste storage, treatment or disposal areas on, in or under the Owned Real Property or Leased Real Property and (ii) no friable asbestos insulation or other asbestos-containing material has been installed at the Owned Real Property or Leased Real Property by any Seller Party or anyone acting on their behalf or, to Sellers' Knowledge, by any other Person, and (iii) no facts, events or conditions exist that would reasonably be expected to prevent, hinder or limit continued compliance, in all material respects, by the Business as currently conducted with any Environmental Law or Environmental Permit after the Closing Date.

         The representations and warranties made in this Section 5.10 are the Seller Parties' exclusive representations and warranties relating to any environmental matters, including any arising under any Environmental Laws.

         Section 5.11 ERISA; Benefit Plans. (a) Schedule 5.11(a) of the Disclosure Schedule lists each Employee Plan.

            (b) Except as set forth in Schedule 5.11(b) of the Disclosure Schedule, any Employee Plan that is intended to be qualified under Section 401(a) of the Code and exempt from Tax under Section 501(a) of the Code has been determined by the Internal Revenue Service to be so qualified or an application for such determination is pending. Any such determination that has been obtained remains in effect and has not been revoked, and with respect to any application that is pending, no Seller Party has any reason to believe that such application for determination will be denied. Nothing has occurred since the date of any such determination that is reasonably likely to affect adversely such qualification or exemption, or result in the imposition of excise Taxes or income Taxes on unrelated business income under the Code or ERISA with respect to any such Employee Plan.

            (c) Each Employee Plan conforms (and at all times has conformed) in all material respects to, and is being administered and operated (and at all time has been administered and operated) in material compliance with its terms and, the requirements of ERISA, the Code (where applicable), all other applicable laws and any applicable collective bargaining agreement. All returns, reports and disclosure statements required to be made under ERISA and the Code with respect to any such Employee Plan has been timely filed or delivered. Except as disclosed in Schedule 5.11(c) of the Disclosure Schedule, none of the Employee Plans is a multiemployer plan (as such term is defined in Section 3(37) of ERISA).

            (d) No Seller Party nor any ERISA Affiliate maintains an Employee Plan which would be reasonably likely to result in the payment to any employee or former employee of the Business by the Buyers of any money or other property or rights or accelerate or provide any other right or benefit to any employee or former employee of the Business which would become a Liability of the Buyers as a result of the transactions contemplated by this Agreement, whether or not such payment, right or benefit would constitute a parachute payment within the meaning of Section 280G of the Code.

            (e) The Sellers have delivered to the Buyers true and complete copies of: (i) each Employee Plan and all amendments not reflected in such Employee Plan; (ii) all related trust agreements or annuity agreements (and any other funding document) for each Employee Plan; (iii) for the three (3) most recent plan years, all annual reports (Form 5500 series) and attached schedules for each Employee Plan; (iv) for the three (3) most recent plan years, all financial statements and actuarial reports with respect to each Employee Plan for which financial statements or actuarial reports are required or have been prepared; (v) the current summary plan description and subsequent summaries of material modifications for each Employee Plan; and (vi) the most recent determination letter for each Employee Plan intended to qualify under Section 401(a) of the Code.

            (f) Neither any Employee Plan, any Seller Party or any ERISA Affiliate nor any trusts created under the Employee Plans or any trustee, administrator or other fiduciary thereof has engaged in a "prohibited transaction" (as such term is defined in Section 4975 of the Code or Section 406 of ERISA) which could result in a Tax or penalty. Except as set forth in
Schedule 5.11(f) of the Disclosure Schedule, there have not been any "reportable events" (as defined in Section 4043 of ERISA) with respect to any Employee Plan.

            (g) Except as set forth in Schedule 5.11(g) of the Disclosure Schedule, no Seller Party or ERISA Affiliate sponsors, or during the last six
(6) years has sponsored, an Employee Plan subject to Title IV of ERISA or
Section 412 of the Code. No event, transaction, or condition has occurred or exists which could result in the incurrence by any of the Sellers or any ERISA Affiliate of any Liability or potential Liability pursuant to Title I or IV of ERISA, the penalty or excise Tax provisions of the Code relating to employee benefit plans, or Section 412 of the Code, or in the imposition of any Encumbrance on any of the rights, properties or assets of any Seller Party or any ERISA Affiliate.

            (h) Except as set forth in Schedule 5.11(h) of the Disclosure Schedule, no Seller Party or ERISA Affiliate has a current or contingent obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA). No Seller Party or ERISA Affiliate has incurred (and no event, transaction or condition has occurred or exists which could result in any Seller Party or ERISA Affiliate incurring) any withdrawal liability under Section 4201 or 4202 of ERISA in respect of any multiemployer plan. At no time has any Seller Party or ERISA Affiliate incurred any Liability which could subject the Buyers to material liability under Sections 4062, 4063 or 4064 of ERISA.

            (i) No Seller Party or ERISA Affiliate, nor any other organization of which any of them is a successor corporation as defined in Section 4069(b) of ERISA, have engaged in any transaction described in Section 4069(a) of ERISA with respect to any Employee Plan.

            (j) With respect to any Employee Plan that is an employee welfare benefit plan (within the meaning of Section 3(1) of ERISA) (a "Welfare Plan") and except as specified in Schedule 5.11(j) of the Disclosure Schedule, (i) each Welfare Plan for which contributions are claimed by any Seller Party as deductions under any provisions of the Code is in material compliance with all applicable requirements pertaining to such deductions, (ii) with respect to any welfare benefit fund (within the meaning of Section 419 of the Code) related to a Welfare Plan, there are no disqualified benefits (within the meaning of Section 4976(b) of the Code), (iii) any Employee Plan that is a group heath plan (within the meaning of Section 4980B(g)(2) of the Code) complies, and in each and every case has complied, with all the applicable material requirements of
Section 4980B of the Code, ERISA, Title XXII of the Public Health Service Act and the Social Security Act, and (iv) all Welfare Plans may be amended or terminated at any time on or after the Closing Date without any cost, other than administrative expenses, to the Seller Parties.

            (k) Except as set forth on Schedule 5.11(k) of the Disclosure Schedule, none of the Employee Plans provides, and no Seller Party or ERISA Affiliate has any obligation to provide, health, medical, life or other non-pension benefits to retired or other former employees, except as specifically required by Section 4980B of the Code or Part 6 of Title I of ERISA, or under the continuation of coverage provisions of the laws of any state or locality.

            (l) To any Seller Party's Knowledge, there are no pending or threatened claims, suits or other proceedings with respect to any Employee Plan or Foreign Plan by or on behalf of the individual participants or beneficiaries of such Employee Plan or Foreign Plan, alleging any breach of fiduciary duty on the part of any Seller Party or any of their respective officers, directors or employees under ERISA or other applicable laws, or claiming benefits (other than those made in the ordinary operation of such Employee Plan or Foreign Plan) or is there any basis for such claim. To the Sellers' Knowledge, no Employee Plan or Foreign Plan is the subject to any pending or threatened investigation or audit by the Internal Revenue Service, the Department of Labor, the PBGC or any other Governmental Authority.

            (m) There is no contract, agreement or benefit arrangement covering any current or former employee of any Seller Party which, with respect to the Business, individually or in the aggregate, could reasonably be expected to give rise to the payment of any amount which would constitute an "excess parachute payment" (as defined in Section 280G of the Code). Except as set forth in
Schedule 5.11(m) of the Disclosure Schedule, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will likely result in any obligation or Liability (with respect to accrued benefits or otherwise) of Buyers to the PBGC, to any Employee Plan, or to any present or former employee, director, officer, stockholder, contractor or consultant of any Seller Party.

            (n) None of the assets of any Seller Party or ERISA Affiliate constitutes "plan assets" of one or more employee benefit plans within the meaning of C.F.R. Section 2510.3-101.

            (o) Except as set forth in Schedule 5.11(o) of the Disclosure Schedule, there are no employee benefit plans, programs, contracts or arrangements that would be Employee Plans, and listed on Schedule 5.11(a) of the Disclosure Schedule, but for the fact that such plans, programs, contracts or arrangements are subject to the Laws of a jurisdiction other than the United States and maintained for the benefit of any current or former employee, officer or director of the Business outside the United States (the "Foreign Plans").

            (p) None of the Employee Plans set forth in Schedule 5.11(a) of the Disclosure Schedule cover any non-United States employee or former employee (who is not a resident of the United States) of any Seller Party.

            (q) Any contributions required to be made to any Foreign Plan have been made or, if applicable, accrued in accordance with normal accounting practices and a prorated contribution for the period prior to and including the Closing Date has been made or accrued.

            (r) The fair market value of the assets of any funded Foreign Plan, the Liability of each insurer for any Foreign Plan funded through insurance or the book reserve established for any Foreign Plan, together with any accrued contributions, is sufficient to procure or provide the benefits determined on an ongoing basis (actual or contingent) accrued to the Closing Date payable to all current and former participants of any such Foreign Plan according to the actuarial assumptions and valuations most recently used to determine employer contributions to such Foreign Plan and the transactions contemplated hereby shall not cause such assets or insurance obligations to be less than such benefit obligations.

            (s) Each Foreign Plan required to be registered has been registered and has been maintained in good standing with applicable regulatory or Governmental Authorities, and each such Foreign Plan is now and has always been operated in full compliance with all applicable non-United States Law.

            (t) All contributions to, and payments from, the Employee Plans which may have been required to be made in accordance with the Employee Plans and, when applicable, Section 302 of ERISA or Section 412 of the Code, have been timely made. All such contributions to the Employee Plans, and all payments under the Employee Plans, except those to be made from a trust qualified under
Section 401(a) of the Code, for any period ending before the Closing Date that are not yet, but will be, required to be made are properly accrued and reflected on the Balance Sheet. No asset of any Seller Party or any ERISA Affiliate is subject to any Encumbrance under Sections 401(a)(29) or 412(n) of the Code, Sections 302(f) or 4068 of ERISA or arising out of any action filed under
Section 4301(b) of ERISA.

            (u) Except as set forth in Schedule 5.11(u) of the Disclosure Schedule, no Seller Party nor any ERISA Affiliate has any commitment, whether formal or informal and whether legally binding or not, to create any additional Employee Plan or Foreign Plan or modify any existing Employee Plan or Foreign Plan applicable to any Person employed in the conduct of the Business.

            (v) Except as set forth in Schedule 5.11(v) of the Disclosure Schedule, there has not been in respect of the Business any plant closing or mass layoff of employees (as those terms are defined in the WARN Act or any similar state or local Law or regulation) within the one hundred twenty (120) day period prior to the date hereof, and within the ninety (90) day period prior to the Closing Date, there has been no layoff or termination of more than ten (10) employees at any location related primarily to the Business.

         Section 5.12 Certain Contracts and Arrangements. Except for contracts, agreements, personal property leases, service agreements, customer agreements, commitments, understandings or instruments which (a) are listed on Schedule 5.9(b), Schedule 5.17(b) or Schedule 5.12 of the Disclosure Schedule (in each case, "Material Agreements") or (b) have been entered into in the ordinary course of business and do not involve obligations payable by the Seller Parties in excess of $50,000 individually, neither the Sellers nor the Foreign Corporations are, as of the date hereof, a party to any written contract, agreement, personal property lease, commitment, understanding or instrument relating to the Business or the Purchased Assets. As of the date of this Agreement, to the Knowledge of the Sellers, none of the other parties to any Assumed Agreement or Material Agreements of the Foreign Corporations intends to terminate or materially alter the provisions of such Assumed Agreement or Material Agreement, either as a result of the transactions contemplated hereby or otherwise. As of the date of this Agreement, no Seller Party has been given or received written notice of any default or claimed, purported or alleged default, or facts that, with notice or lapse of time, or both, would constitute a default (or give rise to a termination right) on the part of any party in the performance of any obligation to be performed under any of the Assumed Agreements or Material Agreements of the Foreign Corporations (other than monetary defaults by a Seller Party identified in the Bankruptcy Case). True and complete copies of all written Assumed Agreements and Material Agreements of the Foreign Corporations, including any amendments thereto, have been delivered to Buyers and such documents constitute the legal, valid and binding obligation of the respective Seller Party.

         Section 5.13 Legal Proceedings and Judgments. Except as set forth on
Schedule 5.13 of the Disclosure Schedule and except with respect to actions commenced in the Chapter 11 Cases, (a) there are no claims, actions, proceedings or investigations pending or, to the Knowledge of the Seller Parties, threatened against or involving the Business, the Purchased Assets, the Shares, the Assumed Liabilities or the Seller Parties before any court or other Governmental Authority acting in an adjudicative capacity, which would, if adversely determined, have a Material Adverse Effect; and (b) there are no claims, actions, proceedings or investigations pending against or, to the Knowledge of the Sellers, relating to the Seller Parties before any court or other Governmental Authority acting in an adjudicative capacity, which have been commenced after the filing of the Chapter 11 Cases and which would, if adversely determined, have a Material Adverse Effect. Except as set forth on Schedule 5.13 of the Disclosure Schedule, the Seller Parties are not subject to any outstanding judgment, rule, order, writ, injunction or decree of any court or other Governmental Authority which would have a Material Adverse Effect.

         Section 5.14 Permits. (a) The Sellers and the Foreign Corporations have all permits, certificates, licenses, franchises and other governmental authorizations, consents and approvals, other than with respect to Environmental Laws (which are addressed in Schedule 5.10) (collectively, "Permits"), necessary for the operation of the Business as presently conducted, except where the failure to have such Permits would not have a Material Adverse Effect.

Schedule 5.14 of the Disclosure Schedule sets forth a list of all material Permits and Environmental Permits held by the Sellers and the Foreign Corporations as of the date hereof and necessary for the operation of the Business as presently conducted. Except as would not have a Material Adverse
Effect: (i) the Sellers and the Foreign Corporations have fulfilled and performed their obligations under the Permits, and no event has occurred or condition or state of facts exists which constitutes or, after notice or lapse of time or both, would constitute a breach or default under any Permit or which permits or, after notice or lapse of time or both, would permit revocation or termination of any Permit, or which might adversely affect the rights of the Sellers and/or the Foreign Corporations under any such Permit; (ii) no written notice of cancellation, of default or of any dispute concerning any Permit has been received by any Seller Party; and (iii) each of the Permits is valid, subsisting and in full force and effect.

            (b) With respect to the Business: (i) no notice of cancellation of any Permit has been received by, or is known to, the Sellers and (ii) each of the Permits is valid and in full force and effect, except where such failure of such Permit to be valid and in full force and effect would not have a Material Adverse Effect.

         Section 5.15 Compliance with Laws. Except to the extent excused by or unenforceable as a result of the filing of the Chapter 11 Cases or the applicability of any provision or applicable law of the Bankruptcy Code, to the Knowledge of the Sellers, the Seller Parties are in compliance, in all material respects, with all Permits and Laws of any Governmental Authority applicable to the Business, except for violations which do not have a Material Adverse Effect. Without limiting the foregoing, to the Knowledge of the Sellers, the Seller Parties are not in material violation of the Foreign Corrupt Practices Act of 1977.

         Section 5.16 Taxes. Each of the Seller Parties has provided to the Buyers all material income Tax Returns filed by each Foreign Corporation or filed by a Seller Party with respect to each Foreign Corporation (including IRS Forms 5471) for any Tax Period for which the applicable statute of limitation remains open as of the date hereof. Except as set forth on Schedule 5.16 of the Disclosure Schedule, (a) each of the Seller Parties has filed all material Tax Returns (including, but not limited to, those filed on a consolidated, combined or unitary basis) relating to or affecting the Business or any Purchased Asset that they were required to file (taking into account any extension of time to file granted to or obtained on behalf thereof), which Tax Returns were correct and complete in all material respects, (b) each of the Seller Parties has timely paid all material Taxes shown on such Tax Returns for any taxable period for which the applicable statute of limitations remains open as of the date hereof,
(c) each of the Seller Parties has, or will have, adequate reserves on its financial statements for any unpaid material Taxes which (i) relate to the Business or the Purchased Assets with respect to the Pre-Closing Tax Period and
(ii) are not required to be paid on or prior to the Closing Date, (d) no deficiency for any material amount of Tax has been asserted or assessed in writing by any Governmental Authority against the Seller Parties for which there are not adequate reserves, (e) no Seller Party has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency with respect to the Business or the Purchased Assets, (f) no Seller Party is the subject of any audit or other pending action or, to its Knowledge, has been threatened to be made a party to any action, the subject of any audit or other proceeding relating to the assessment or collection of Taxes with respect to the Business or the Purchased Assets, (g) there are no Tax Liens other than Permitted Encumbrances on any Purchased Asset or on any of the Shares, (h) no claim has been made within the five (5) years prior to the date hereof in writing by a Governmental Authority in any jurisdiction where any Seller Party does not file Tax Returns that the Seller Party is or may be subject to taxation by that jurisdiction, (i) no Foreign Corporation is a party to any Tax allocation or Tax sharing agreement, (j) no Foreign Corporation has ever had in effect any election to be treated as a domestic corporation pursuant to Section 897(i) of the Code, (k) no Foreign Corporation has any liability for any Taxes of any Person under Treasury Regulations section 1.1502-6 or any comparable provision of state, local or foreign Law, as a transferee or successor, by contract, or otherwise, and (l) to the Sellers' Knowledge, no Foreign Corporation has had income effectively connected with the conduct of a United States trade or business within the meaning of Section 882(a)(1) of the Code in any taxable year for which unpaid material Taxes may be assessed by the Internal Revenue Service.

         Section 5.17 Intellectual Property. (a) Schedule 5.17(a) of the Disclosure Schedule identifies all of the Seller Parties' (to the extent material to the operation of the Business) registered or applied for Copyrights, Patent Rights and Trademarks.

            (b) Schedule 5.17(b) of the Disclosure Schedule sets forth a true, complete and correct list of all material written agreements relating to the Intellectual Property to which the Sellers and/or the Foreign Corporations are a party or otherwise bound (collectively, the "License Agreements"). To the Sellers' Knowledge, the License Agreements are valid and binding obligations of the Sellers and/or the Foreign Corporations enforceable against them in accordance with their terms. To the Sellers' Knowledge, the Sellers and/or the Foreign Corporations are not currently in default under any License Agreement nor with notice or lapse of time or both would they be in default, and, to the Sellers' Knowledge, there exists no event or condition which constitutes a material violation or material breach of, or constitutes (with or without due notice or lapse of time or both) a material default by any party under, any such License Agreement. The Sellers and/or the Foreign Corporations have not sublicensed their rights to any Intellectual Property rights except pursuant to the License Agreements. No royalties, honoraria or other fees are payable by the Sellers and/or the Foreign Corporations to any third parties (other than Governmental Authorities) for the use of or right to any Intellectual Property except pursuant to the License Agreements. The Sellers and/or the Foreign Corporations have delivered to the Buyers true, complete and correct copies of each License Agreement.

            (c) Except as set forth on Schedule 5.17(c) of the Disclosure Schedule, with respect to the Intellectual Property:

            (i) One of the Sellers or the Foreign Corporations is the sole current owner of record for each application and registration listed on
         Schedule 5.17(a) of the Disclosure Schedule.

            (ii) The Seller Parties have not received a notice of any pending and, to the Sellers' Knowledge there is no, threatened claim, suit, arbitration or other adversarial proceeding before any court, agency, arbitral tribunal, or registration authority in any jurisdiction involving any material Intellectual Property or alleging that the activities or the conduct of the Seller Parties infringes upon, violates or constitutes the unauthorized use of the proprietary rights of any third party or challenging the Sellers and/or the

         Foreign Corporations' ownership, use, validity, enforceability or registrability of any material Intellectual Property. To the Sellers' Knowledge, there are no material settlements, forbearances to sue, consents, judgments, or orders or similar obligations other than the License Agreements which (A) restrict the Sellers and/or the Foreign Corporations' rights to use the Intellectual Property, (B) restrict the Business in order to accommodate a third party's intellectual property rights or (C) permit third parties to use Intellectual Property.

            (iii) To the Sellers' Knowledge, the conduct of the Business as currently conducted does not infringe upon (either directly or indirectly such as through contributory infringement or inducement to infringe), in any material respect, any intellectual property rights owned or controlled by any third party. To the Sellers' Knowledge, no third party is misappropriating, infringing, diluting or violating any intellectual property rights of the Sellers and/or the Foreign Corporations in and to any material Intellectual Property and no such claims, suits, arbitrations or other adversarial proceedings are currently being brought against any third party by the Seller Parties.

            (iv) To the Sellers' Knowledge, no trade secret material to the Business has been disclosed or authorized to be disclosed to any third party other than pursuant to a written non-disclosure agreement. To the Sellers' Knowledge, no party to any non-disclosure agreement relating to the Sellers and/or the Foreign Corporations' trade secrets is in material breach or default (with or without due notice or lapse of time or both) thereof.

         Except as otherwise contemplated by this Agreement, the consummation of the transactions contemplated hereby will not (i) result in any third party having a right of first refusal to purchase or license any Intellectual Property or (ii) require the consent of any Governmental Authority or third party in respect of any Intellectual Property.

         Section 5.18 Labor and Employment Matters. (a) Except as disclosed on
Schedule 5.18(a) of the Disclosure Schedule, no Seller Party is a party to any collective bargaining agreement or other labor union contract applicable to employees of the Business, nor are there any organizational campaigns, petitions or other unionization activities seeking recognition of a collective bargaining unit which could materially affect the Business. As of the date hereof, there are no controversies, strikes, slowdowns or work stoppages pending or, to the Knowledge of the Sellers, threatened, and none of the Seller Parties has experienced any such controversy, strike, slowdown or work stoppage within the past three (3) years, which may materially interfere with the Business. There are no unfair labor practice complaints pending against any of the Sellers or the Foreign Corporations before the National Labor Relations Board or any other Governmental Authority. To the Knowledge of the Sellers, no Seller Party has received, during the last three (3) years, any threats, relating to the Business, concerning the bringing of an action before the National Labor Relations Board or any other Governmental Authority concerning any alleged unfair labor practice. To the Knowledge of the Sellers, none of the Seller Parties or their respective representatives or employees has committed any unfair labor practice in connection with the operation of the Business which could have a Material Adverse Effect.

            (b) Schedule 5.18(b) of the Disclosure Schedule contains a true, correct and complete list of (i) the employees currently employed by the Seller Parties in the conduct of the Business, and (ii) all personnel policies, manuals, employee handbooks, summary plan descriptions and similar materials pertaining to the Business. The Seller Parties have delivered to the Buyers all documents referred to in clauses (i) and (ii).

            (c) The Seller Parties have been and are in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including any such laws respecting employment discrimination, workers' compensation, family and medical leave, the Immigration Reform and Control Act, the Americans with Disabilities Act, employment standards and labor relations. To the Knowledge of the Sellers, none of the Seller Parties or their respective representatives or employees has committed any violation of such Laws in connection with the operation of the Business that could have a Material Adverse Effect.

            (d) The Sellers are in compliance with the requirements of the WARN Act and have no Liabilities pursuant to the WARN Act.

         Section 5.19 Absence of Certain Developments. Since September 27, 2002 through the date of this Agreement, the Business has been conducted in the ordinary and usual course of business consistent with past practices and no Seller Party has: (a) sold, leased, transferred or otherwise disposed of any of the material assets related to the Business (other than dispositions in the ordinary course of business consistent with past practices); (b) to the Knowledge of the Sellers, terminated or amended in any material respect any Material Agreement to which such Seller Party is a party or to which it is bound or to which its properties are subject; (c) suffered any material loss, damage or destruction of any tangible assets with a value in excess of $100,000 individually or $500,000 in the aggregate, unless any such loss, damage or destruction is covered by insurance, the proceeds of which are payable to the Buyers in accordance with this Agreement or otherwise made payable to the Buyers; (d) made any change in the accounting methods or practices it follows, whether for general financial or Tax purposes, other than as required by U.S. GAAP; (e) to the Knowledge of the Sellers, incurred any material Liabilities other than in the ordinary course of business; (f) suffered any material labor dispute, strike or other work stoppage; or (g) agreed or offered to do any of the above.

         Section 5.20 Brokers. Except for Gleacher Partners LLC, no person is entitled to any brokerage, financial advisory, finder's or similar fee or commission payable by the Seller Parties or any of their Affiliates in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Seller Parties. Such fees shall be paid in full by the Sellers at Closing.

         Section 5.21 Accounts Receivable. All Accounts Receivable of the Seller Parties were incurred in the normal course of business and represent arm's length sales actually made in the ordinary course of business.

         Section 5.22 Inventory. The Inventory is in merchantable condition and is of a quality useable and saleable in the ordinary course of business. All raw materials used in the Business have been replenished in the ordinary course of business. The raw materials now on hand in the

Business were acquired in the ordinary course of business at a cost not exceeding market prices generally prevailing at the time of purchase.

         Section 5.23 Insurance. Schedule 5.23 of the Disclosure Schedule sets forth a true and correct list of all insurance policies or binders maintained by the Seller Parties on the date hereof or at any time within the previous ten
(10) years relating to the Business or the Purchased Assets showing, as to each policy or binder, the carrier, policy number, coverage limits, expiration dates, deductibles or retention levels and a general description of the type of coverage provided. Such policies and binders are in full force and effect and the Seller Parties are otherwise in compliance in all material respects with the terms and provisions of such policies. Other than as disclosed on Schedule 5.23 of the Disclosure Schedule, the Seller Parties have not received any notice of cancellation or non-renewal of any such policy or arrangement nor, to the Sellers' Knowledge, is the termination of any such policies or arrangements threatened. There is no claim pending under any of such policies or arrangements as to which coverage has been questioned, denied or disputed by the underwriters of such policies or arrangements excluding medical claims not in a material amount as measured against the applicable policy limits. None of such policies or arrangements provides for any material retrospective premium adjustment, experienced-based liability or loss sharing arrangement. Schedule 5.23 of the Disclosure Schedule includes a list of all pending insurance claims of the Seller Parties pertaining to the Business involving amounts in excess of $25,000. Schedule 5.23 of the Disclosure Schedule also includes a list of all insurance claims of any Seller Party relating to environmental matters pertaining to the Business in excess of $25,000 that have been made by any Seller Party during the ten (10) year period prior to the date hereof.

         Section 5.24 Customers and Suppliers. The Seller Parties have previously provided the Buyers with a list of the Business' material customer accounts, including the complete name, address and telephone number of each (the "Accounts"). The Seller Parties (a) have not made any representations, warranties, promises, undertakings or agreements to change or modify the financial, business or operating terms with respect to any of the Accounts, except in the ordinary course of business; and (b) have not received notice of any violation of the terms of any arrangement with any Account.

         Section 5.25 Operating Names. Schedule 5.25 of the Disclosure Schedule contains a complete and accurate list of all of the names under which the Business has operated during the last three (3) years (the "Operating Names").

         Section 5.26 Overlapping Assets. Schedule 5.26 of the Disclosure Schedule sets forth a list (a) of the Purchased Assets ("Buyers' Overlapping Assets") that are used in the operation of the Sellers' businesses other than the Business (the "Sellers' Retained Business") and the nature of the usage by the Seller's Retained Business of Buyers' Overlapping Assets and (b) of the assets not included in the Purchased Assets ("Sellers' Overlapping Assets") which are used in the operation of the Business and the nature of the usage by the Business of Sellers' Overlapping Assets.

         Section 5.27 Exhibits & Schedules. All the facts recited in the Disclosure Schedule annexed hereto shall be deemed to be representations of fact as though recited in this Article V.

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

         Section 5.28 Disclaimer of Other Representations and Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE V, THE SELLER PARTIES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY, IN RESPECT OF THE SHARES OR ANY OF THEIR ASSETS (INCLUDING THE PURCHASED ASSETS), LIABILITIES OR OPERATIONS, INCLUDING, WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE SELLER PARTIES MAKE NO REPRESENTATION OR WARRANTY REGARDING ANY ASSETS OTHER THAN THE SHARES AND THE PURCHASED ASSETS, AND NONE SHALL BE IMPLIED AT LAW OR IN EQUITY.

                                   Article VI
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

         As an inducement to the Sellers to enter this Agreement and to consummate the transactions contemplated hereby, the Buyers, jointly and severally, represent and warrant to the Sellers as follows:

         Section 6.1 Organization. Each of the Buyers is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as is now being conducted.

         Section 6.2 Authority Relative to this Agreement. Each of the Buyers has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of each of the Buyers and no other corporate proceedings on the part of any of the Buyers are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Buyers, and assuming that this Agreement constitutes a valid and binding agreement of the Sellers, constitutes a valid and binding agreement of each of the Buyers, enforceable against each of the Buyers in accordance with its terms, except that such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally or general principles of equity.

         Section 6.3 Consents and Approvals; No Violation. Subject to the entry and effectiveness of the Approval Order, neither the execution and delivery of this Agreement by the Buyers nor the purchase by the Buyers of the Shares and the Purchased Assets and the assumption by the Buyers of the Assumed Liabilities and Assumed Agreements pursuant to this Agreement will (a) conflict with or result in any breach of any provision of the Certificate of Incorporation or Bylaws (or other similar governing documents) of any of the Buyers; (b) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority which has not been otherwise obtained or made; or (c) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any material note, bond, mortgage, indenture, agreement, lease or other instrument or obligation to which any of the Buyers is a party or by which any of the Buyers' assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained.

         Section 6.4 Legal Proceedings and Judgments. There are no material claims, actions, proceedings or investigations pending or, to the Buyers' Knowledge, threatened against or relating to any of the Buyers before any court or other Governmental Authority acting in an adjudicative capacity that could reasonably be expected to have a material adverse effect on the Buyers' ability to consummate the transactions contemplated hereby.

         Section 6.5 Buyers' Financing. As of the date of this Agreement and on the Closing Date, the Buyers have and will have funds sufficient to pay the Purchase Price and all of their fees and expenses incurred in connection with the transactions contemplated hereby, including the Cure Amount Payment in respect of Assumed Agreements and any applicable transfer Taxes.

         Section 6.6 Investment Purpose. The Buyers are acquiring the Shares solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.

                                  Article VII
                            COVENANTS OF THE PARTIES

         Section 7.1 Conduct of Business. (a) Except as described on Schedule 7.1(a) of the Disclosure Schedule and except as required by the Bankruptcy Court, the Bankruptcy Code, and any order or agreement relating to the use of cash collateral or postpetition financing, during the period commencing on the date of this Agreement and ending on the Closing Date, the Sellers shall, and shall cause the Foreign Corporations to, (i) operate the Business in the usual, regular and ordinary course, (ii) other than as permitted in writing by the Buyers, preserve in all material respects the Business, its employees and its operations, (iii) reasonably cooperate with the Buyers in communicating with the employees employed in the conduct of the Business regarding the transactions contemplated hereby, (iv) endeavor to preserve, in all material respects, the goodwill and relationships with customers, suppliers, employees and others having business dealings with the Business, in each case taking into account the Sellers' status as a debtor under Chapter 11 of the Bankruptcy Code, (v) maintain the books, records and accounts of the Sellers and Foreign Corporations in accordance with prudent business practices, (vi) file, on a timely basis, with the appropriate Governmental Authorities all Tax Returns required to be filed and pay all Taxes due prior to the Closing Date, (vii) maintain, preserve and protect all of the Purchased Assets and the assets of the Foreign Corporations in the condition in which they exist on the date hereof, except for ordinary wear and tear, and (viii) use commercially reasonable efforts to obtain from third-parties all consents necessary to assign to the Buyers all agreements assignable to the Buyers hereunder and to avoid defaults (other than any default relating to or arising from the commencement of the Chapter 11 cases) under any agreements to which any of the Foreign Corporations is a party.

            (b) Prior to the Closing Date, without the prior written consent of the Buyers, except as set forth in Schedule 7.1(b) of the Disclosure Schedule, the Sellers shall not, and shall cause the Foreign Corporations not to:

            (i) create, incur, assume or suffer to exist any material Encumbrance upon the Purchased Assets or the assets of the Foreign Corporations, other than (A) Permitted Encumbrances (all of which shall be removed prior to Closing except for Closing Encumbrances), (B) the liens in favor of the Prepetition Agent under the Prepetition Credit Agreement (which shall be removed prior to Closing) and (C) the liens in favor of the agent of the lenders under a postpetition cash collateral agreement,

            (ii) sell, lease (as lessor), transfer or otherwise dispose of (other than sales and dispositions in the ordinary course of business) any of the Purchased Assets or the assets of any Foreign Corporation,

            (iii) take any action, or omit to take any action, which would have the effect of artificially increasing Accounts Receivable or Inventory or artificially reducing or deferring the payment of Accounts Payable or the Foreign Corporation Closing Liabilities beyond levels that would exist in the absence of this Agreement,

            (iv) amend their certificates of incorporation, by-laws or other organizational documents in a manner adverse to the Buyers,

            (v) issue, sell, transfer, pledge, dispose of or encumber any shares of any class or series of the capital stock of any of the Foreign Corporations, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of the capital stock of the Foreign Corporations,

            (vi) modify or amend in any material respect or terminate any Material Agreement of the Foreign Corporations or any Assumed Agreements or materially default under any Material Agreement of any of the Foreign Corporations or, prior to the Petition Date, materially default under any Assumed Agreement,

            (vii) other than as contemplated by this Agreement or pursuant to the Sellers' Chapter 11 Cases, take, or agree to or commit to take any action that would materially impair the ability of the Sellers or the Buyers to consummate the Closing in accordance with the terms hereof or materially delay such consummation,

            (viii) except with respect to bonus or retention plans disclosed in
         Schedule 5.11(a) of the Disclosure Schedule and retention and severance arrangements made in connection with the Sellers' Chapter 11 Cases, grant or agree to grant any bonus to any employee employed in the conduct of the Business, or increase the rates of salaries or compensation of such employees (other than increases made in the ordinary course of business consistent with prior practices, in any event not in excess of 5%) or increase or provide any new pension, retirement or other employment benefits to any of the employees employed in the conduct of the business,

            (ix) make any election with respect to the Foreign Corporations relating to Taxes, or make any other Tax election that is inconsistent with past practices, change any currently or previously effective election relating to Taxes, or adopt or change any accounting method relating to Taxes or cause a Foreign Corporation to enter into any closing agreement relating to Taxes, settle or consent to any claim or assessment relating to Taxes, waive the statute of limitations for any such claim or assessment, or file any amended Tax Return or claim for refund of Taxes,

            (x) redeem or purchase any shares of their capital stock,

            (xi) incur, assume, guarantee, endorse or otherwise become liable for long-term third party indebtedness for borrowed money, or incur, assume, guarantee, endorse or otherwise become liable for short-term third party indebtedness for borrowed money exceeding $200,000 in the aggregate from the date hereof until the Closing,

            (xii) permit any insurance policy naming any Seller Party as a beneficiary or as a loss payable payee to be canceled or terminated without notice to the Buyers, except policies which are replaced without diminution in or gaps in coverage,

            (xiii) except any actions taken pursuant to the Bid Procedures Order or the Chapter 11 Cases, take, or agree to or commit to take, any action that would or is reasonably likely to result in (A) any of the conditions to the Closing set forth in Article VIII not being satisfied, (B) any of the representations and warranties of the Sellers set forth in this Agreement which are not qualified by "Material Adverse Effect", "materiality" or other similar qualifications not being so true, complete and correct in all material respects and (C) any of the representations and warranties of the Sellers set forth in this Agreement which are qualified by "Material Adverse Effect", "materiality" or other similar qualifications not being so true, complete and correct,

            (xiv) make any distributions of any assets other than cash and cash equivalents (it being expressly agreed that the Seller Parties may make any distributions of any and all cash and cash equivalents without the consent of the Buyers),

            (xv) with respect to the Foreign Corporations, incur any material Liabilities other than in the ordinary course of business,

            (xvi) make any change in the accounting methods or practices it follows other than changes required by U.S. GAAP, or

            (xvii) agree to do any of the foregoing.

         Section 7.2 Access to Information; Maintenance of Records. (a) Between the date of this Agreement and the Closing Date, the Seller Parties shall, during ordinary business hours, upon reasonable notice (i) give the Buyers and the Buyers' Representatives reasonable access to all supervisory employees and to all books, records, plants, offices and other facilities and properties relating to the Business to which the Buyers are not denied access by law, (ii) permit the Buyers to make such reasonable inspections thereof as the Buyers may reasonably request, including permitting a representative of the Buyers to maintain a physical presence at each of the

Business Real Properties at all times prior to the Closing, provided that such representative of the Buyers shall not be present at any time during which due diligence is being conducted by third parties in connection with the bankruptcy proceedings or any other time (which shall be of a limited nature) at which the Sellers' management reasonably believes that such presence would result in a material impact on the Business, (iii) furnish the Buyers with such financial and operating data and other information with respect to the Business as the Buyers may from time to time reasonably request and (iv) furnish the Buyers with a copy of any pleading, report, schedule or other document filed by Insilco with the SEC or the Bankruptcy Court or received by Insilco with respect to the Business; provided, however, that with respect to each of the provisions of this
Section 7.2, (A) any such physical presence which shall exist and any such access shall be conducted in such a manner so as not to interfere with the operation or conduct of the Business, (B) the Sellers shall not be required to take any action which would constitute a waiver of the attorney-client privilege and (C) the Sellers need not supply the Buyers or the Buyers' Representatives with any information which the Sellers are under a legal obligation not to supply or any information, documents or materials related to customer specific costing and pricing information; provided, however, that at the request of the Buyers, the Sellers shall provide customer specific costing and pricing information to the Buyers' independent accountants if such independent accountants shall have agreed with Insilco in writing not to provide such information to the Buyers except solely on an aggregate basis. Notwithstanding anything in this Section 7.2(a) to the contrary, the Buyers shall not have access to any Employee Records or other personnel and medical records which, in Insilco's good faith judgment, are sensitive or the disclosure of which could subject Insilco to any meaningful risk of liability. To the extent that the Buyers wish to have access to customers and suppliers of the Business prior to the Closing, the Buyers shall coordinate such access with the Sellers and shall be accompanied by an employee of the Sellers who is reasonably acceptable to the Buyers.

            (b) The Buyers and the Sellers acknowledge that they are subject to the Confidentiality Agreement. All information furnished to or obtained by the Buyers or any of the Buyers' Representatives or the Sellers or any of the Sellers' Representatives pursuant to this Agreement shall be subject to the provisions of the Confidentiality Agreement and shall be treated as Confidential Information for all purposes of the Confidentiality Agreement, subject to the terms of the Confidentiality Agreement. Furthermore, the Buyers acknowledge that the Sellers or the Sellers' Representatives may furnish Confidential Information to counsel for the Creditors' Committee and to the Prepetition Agent and their respective counsel, subject to the provisions of the Confidentiality Agreement.

            (c) Between the Closing Date and the later of (x) the third anniversary of the Closing Date or (y) the date of entry of an order of the Bankruptcy Court closing the Chapter 11 Cases, or if converted to a case under Chapter 7 of the Bankruptcy Code, an order of the Bankruptcy Court closing such case, the Sellers and the Sellers' Representatives shall have reasonable access to all of the books and records relating to the Business or the Purchased Assets, including all information pertaining to the Assumed Agreements, all Employee Records or other personnel and medical records required by Law, legal process or subpoena, in the possession of the Buyers to the extent that such access may reasonably be required by the Sellers in connection with the Assumed Liabilities or the Excluded Liabilities, or other matters relating to or affected by the operation of the Business and the Purchased Assets, provided, however, that the Sellers and the Sellers' Representatives shall not have access to any Employee Records or other personnel and medical records which, in the Buyers' good faith judgment, are sensitive or the disclosure of which could subject the Buyers or their Affiliates to any meaningful risk of liability. Such access shall be afforded by the Buyers upon receipt of reasonable advance notice and during normal business hours; provided, however, that (i) any such access shall be conducted in such a manner as not to interfere unreasonably with the operation of the business of the Buyers or their Affiliates, (ii) the Buyers shall not be required to take any action which would constitute a waiver of the attorney-client privilege, and
(iii) the Buyers need not supply the Sellers with any information which the Buyers are under a legal obligation not to supply. The Sellers shall be solely responsible for any costs or expenses incurred by the Sellers pursuant to this
Section 7.2(c). If the Buyers shall desire to dispose of any such books and records upon or prior to the expiration of such period, the Buyers shall, prior to such disposition, give the Sellers a reasonable opportunity at the Sellers' expense, to segregate and remove such books and records as the Sellers may select. Furthermore, the Buyers acknowledge that the Sellers shall have reasonable access to all Transferred Employees with respect to the litigation matters set forth on Schedule 2.3(d) and Schedule 5.13 of the Disclosure Schedule for so long as such matters are pending. In addition to the foregoing, the Buyers agree to maintain the Employee Records in their possession for a period of three (3) years after the Closing Date or such longer period(s) as required by Law, and to give former and current employees of the Sellers reasonable access to their own Employee Records during such period.

            (d) The Sellers shall reasonably cooperate, and shall use all reasonable efforts to cause their directors, officers, employees, accountants, attorneys and other agents to reasonably cooperate, with the Audit Accountant in connection with the preparation of such financial statements of the Business as the Audit Accountant shall prepare on behalf of the Buyers, including providing the Audit Accountant with reasonable access to all of the books and records of the Business, reasonably responding to any inquiries or requests for information from the Audit Accountant, making executive officers of the Sellers reasonably available to meet with the Audit Accountant and discuss the Business' past accounting practices and providing such other assistance as the Buyers and the Audit Accountant may reasonably require in connection with the preparation of such financial statements. The Audit Accountant shall be retained by the Buyers in connection with the preparation of any such financial statements, including the performance of the activities contemplated by Section 8.2(i), and the Buyers shall be fully responsible for the fees and expenses of the Audit Accountant.

         Section 7.3 Expenses. Except to the extent specifically provided herein, in the Bid Procedures Order or in the Approval Order, whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be borne by the party incurring such costs and expenses.

         Section 7.4 Further Assurances. (a) Subject to the terms and conditions of this Agreement, prior to the Closing each of the parties hereto shall use their respective commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the sale of the Shares and the Purchased Assets in accordance with this Agreement, including using commercially reasonable efforts to ensure timely satisfaction of the conditions precedent to each party's obligations hereunder and the preparation, filing, execution and delivery of all forms, registrations and notices required to be filed to consummate the

Closing and the taking of such actions as are necessary to obtain any requisite Permits or waivers from any Governmental Authority. Neither the Sellers, on the one hand, nor the Buyers, on the other hand, shall, without the prior written consent of the other parties, take any action which would reasonably be expected to prevent or materially impede, interfere with, or delay the transactions contemplated by this Agreement. From time to time on or after the Closing Date, the Sellers shall, at the Buyers' expense, execute and deliver such documents to the Buyers as the Buyers may reasonably request in order to more effectively vest in the Buyers the Sellers' title to the Purchased Assets, subject to Closing Encumbrances, and the Shares. From time to time after the date hereof, the Buyers shall, at the Sellers' own expense, execute and deliver such documents to the Sellers as the Sellers may reasonably request in order to more effectively consummate the sale of the Purchased Assets and the Shares and the assumption and assignment of the Assumed Liabilities and the Assumed Agreements in accordance with this Agreement.

            (b) In the event that any Purchased Asset shall not have been conveyed to the Buyers at the Closing, the Sellers shall, subject to Section 7.4(c), use commercially reasonable efforts to convey such Purchased Asset to the Buyers as promptly as is practicable after the Closing.

            (c) To the extent that the Sellers' rights under any Assumed Agreement may not be assigned without the consent of another Person and such consent has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and the Sellers shall use commercially reasonable efforts (without being required to make any payment to any third party or to incur any economic burden), taking into account Sellers' status as a debtor under Chapter 11 of the Bankruptcy Code, to obtain any such required consent(s) as promptly as reasonably possible. The Buyers agree to fully cooperate with Sellers in their efforts to obtain any such consent (including the submission of such financial or other information concerning the Buyers and the execution of any assumption agreements or similar documents reasonably requested by a third party) without being required to make any payment to any third party or to incur any economic burden (other than the payment of any Cure Amount Payment required under Section 2.6(b)).

         Section 7.5 Public Statements. Until the consummation of the Closing, the Sellers and the Buyers shall consult with each other prior to issuing any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby, except that the parties may make disclosures with respect to this Agreement and the transactions contemplated hereby to the extent required by Law or by the rules or regulations of any securities exchange or self-regulatory organization and to the extent and under the circumstances in which the parties are expressly permitted by the Confidentiality Agreement to make disclosures of Confidential Information.

         Section 7.6 Governmental Authority Consents and Approvals. (a) The Sellers and the Buyers shall each use commercially reasonable efforts to cooperate with each other in determining and making any filings, notifications and requests for approval required to be made and received prior to the Closing under applicable Laws (collectively, the "Regulatory Approvals"). In connection with any Regulatory Approvals, neither the Buyers nor the Sellers will, and the Buyers and the Sellers will use commercially reasonable efforts not to, cause or permit any of their officers, directors, partners or other Affiliates to, take any action which could reasonably be expected to materially and adversely affect the submission of any required filings or notifications or the grant of any such approvals.

            (b) Cooperation. Each party (i) shall promptly inform each other of any communication from any Governmental Authority concerning this Agreement, the transactions contemplated hereby, and any filing, notification or request for approval made in connection herewith and (ii) shall permit the other parties hereto to review in advance any proposed written communication or information submitted to any such Governmental Authority in response thereto. In addition, each of the Sellers and each of the Buyers agrees not to participate in any meeting with any Governmental Authority in respect of any filings, investigation or other inquiry with respect to this Agreement, the transactions contemplated hereby or any such filing, notification or request for approval unless it consults with the other parties hereto in advance and, to the extent permitted by any such Governmental Authority, gives the other parties hereto the opportunity to attend and participate thereat, in each case to the maximum extent practicable. Subject to any restrictions under applicable Laws, each of the Sellers and each of the Buyers shall furnish the other party with copies of all correspondence, filings and communications (and memoranda setting forth the substance thereof) between it and its Affiliates and their respective representatives on the one hand, and the Governmental Authority or members of its staff on the other hand, with respect to this Agreement, the transactions contemplated hereby (excluding documents and communications which are subject to preexisting confidentiality agreements and to the attorney-client privilege or work product doctrine) or any such filing, notification or request for approval. The Sellers and the Buyers shall also furnish the other parties with such necessary information and assistance as such other parties and their Affiliates may reasonably request in connection with their preparation of necessary filings, registration, or submissions of information to the Governmental Authority in connection with this Agreement, the transactions contemplated hereby and any such filing, notification or request for approval. The Sellers and the Buyers shall prosecute all required requests for approval with all necessary diligence and otherwise use their respective reasonable best efforts to obtain the grant thereof as soon as possible.

         Section 7.7 Tax Matters. (a) Each party hereto will provide each other with such assistance, cooperation and information (including access to books and records) as either of them reasonably may request of the other (and the Buyers shall cause the Foreign Corporations to provide such assistance, cooperation and information) in filing any Tax Return, amended Tax Return or claim for refund, determining any liability for Taxes or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes relating to the Foreign Corporations, (including, but not limited to, any claim by the Foreign Corporations pertaining to the use or availability of net operating losses), the Purchased Assets and the Business. The Sellers acknowledge and agree that any Tax refunds payable to or paid to any Foreign Corporation after the date hereof shall, after the Closing, notwithstanding anything contained herein to the contrary, remain an asset of such Foreign Corporation.

            (b) Transfer Taxes. All excise, sales, use, transfer, value added, registration, stamp, recording, documentary, conveyancing, franchise, property, gains and similar Taxes, levies, charges and recording, filing and other fees (collectively, "Transfer Taxes") incurred in connection with the transactions contemplated by this Agreement shall be paid by the Buyers. The Buyers shall, at their own expense, timely pay, and file all necessary Tax returns and other documentation (including any required notice of a bulk sale) with respect to, all such Transfer Taxes and, only to the extent required by applicable law, the Sellers shall join in the execution of any Tax returns and other documentation at the Buyers' request. The Buyers shall, at their own expense, complete and execute a resale or other exemption certificate with respect to the Purchased Assets consisting of inventory, and shall provide the Sellers with an executed copy thereof. Notwithstanding the foregoing, the Sellers shall cooperate with the Buyers for the purpose of reducing any and all Transfer Taxes provided that such cooperation shall not materially prejudice the Sellers in any way (the Buyers shall reimburse the Sellers for all reasonable out-of-pocket expenses incurred by the Sellers in fulfilling the Buyers' request(s)). Without limiting the foregoing provisions of this Section 7.7(b), the parties hereby agree that the transfer and delivery of title to any of the Purchased Assets presently located in Mexico may occur, to the extent permitted by applicable law, either in the United States or in Mexico at the sole option of the Buyers.

            (c) FIRPTA Certification. In accordance with Treasury Regulation section 1.1445-2(b)(2), each of the Sellers shall deliver to the Buyers a certification of non-foreign status substantially in the form set forth in Treasury Regulation section 1.1445-2(b)(2)(iii)(B) or in such other form as may be specified by applicable Law.

            (d) Allocation of Taxes. For purposes of Section 2.4(c), the Buyers shall be liable for and shall be allocated all Taxes in respect of the Purchase Assets with respect to taxable periods (or portions thereof) that end after the Closing Date. For this purpose, Taxes that are payable with respect to a taxable period that begins on or before the Closing Date and ends after the Closing Date, the portion of any such Tax that is allocable to the portion of the period beginning on the day following the Closing Date and allocated to the Buyers shall be considered to equal the amount of such taxes for such entire taxable period, multiplied by a fraction, the numerator of which is the number of days in the portion of such taxable period that begins on the day following the Closing Date and the denominator of which is the number of days in the entire taxable period. For the avoidance of doubt, all Taxes imposed on the Foreign Corporations shall be allocated to, and shall be the responsibility of, the Buyers.

            (e) Allocation of Purchase Price. The Buyers and the Sellers shall
(i) attempt in good faith, within sixty (60) days after the determination of the Purchase Price pursuant to Article III, to agree on the allocation of the sum of the Purchase Price and the Assumed Liabilities (and any adjustments thereof) among the Shares and the Purchased Assets as of the Closing Date (the "Allocation") in accordance with Section 1060 of the Code and the Treasury Regulations thereunder and (ii) cooperate in connection with the preparation of Internal Revenue Service Form 8594 for its timely filing. Except as otherwise required by applicable Law, the Buyers and Sellers shall report for all Tax purposes all transactions contemplated by this Agreement in a manner consistent with the Allocation, if any, and shall not take any position inconsistent therewith in any Tax Return, in any refund claim, in any litigation or otherwise.

            (f) Code Section 338(g) Election. The Buyers shall have the right, but not the obligation, to make an election under Section 338(g) of the Code with respect to any Foreign Corporation, and shall promptly notify the Sellers in writing if such an election is made; provided, however, in the event the Buyers make such an election with respect to any Foreign Corporation, the Buyers shall be solely responsible for all additional costs and Taxes resulting from making such election, and shall indemnify the Sellers and hold them harmless against any such additional costs and Taxes. For this purpose, such additional Taxes shall be determined by comparing the Tax consequences to the Sellers as a result of the Code Section 338(g) election with the Tax consequences that would have applied to the Sellers in the absence of the Code
Section 338(g) election and shall take into account the present value of the amount of any net operating losses or tax credits of the Sellers that are reduced, lost or otherwise foregone as a result of the Code Section 338(g) election. In the event that the Buyers do not make an election under Section 338(g) with respect to a Foreign Corporation, for the remainder of the taxable year of such Foreign Corporation in which taxable year the Closing occurs, the Buyers shall cause such Foreign Corporation to refrain from paying a dividend or otherwise distributing property to the extent that such dividend or distribution would (i) increase the Sellers' or any of their Affiliates' liability for Taxes,
(ii) result in the recognition of, or change the character of, any income or gain (including Subpart F income, as defined under the Code) that the Sellers or any of their Affiliates must report on any Tax Return, or (iii) result in a decrease of any credits against Tax (including credits for foreign Taxes paid or deemed paid) that would otherwise be available to the Sellers or any of their Affiliates.

         Section 7.8 Employees. (a) Prior to the Sale Hearing, the Buyers shall make offers of employment, effective as of the Closing Date, to all employees of the Sellers listed on Schedule 7.8(a) of the Disclosure Schedule (as same may be amended by the Buyers from time to time through the date of the Sale Hearing), and shall provide Insilco with the general terms of such offers. Each such employee who accepts the Buyer's offer of employment shall be referred to herein as a "Transferred Employee". Each employee of the Foreign Corporations shall be referred to herein as a "Foreign Corporation Employee". Each employee and former employee of the Business other than the Transferred Employees and the Foreign Corporation Employees shall be referred to herein as a "Retained Employee". No provision contained in this Section 7.8 shall be construed as an agreement for, or guarantee of, continued employment. The Buyers shall not, and shall be under no obligation to, assume, continue or adopt any Liabilities with respect to any Employee Plan.

            (b) The Buyers shall extend to all Transferred Employees eligibility to participate in employee benefit and compensation plans, including without limitation welfare benefit plans, that are comparable to the employee benefit and compensation plans that Bel Fuse Ltd. offers to its general employee population.

            (c) Provided that a Transferred Employee or a Foreign Corporation Employee remains continuously employed by the Buyers on the day following six
(6) months after the Closing Date, for purposes of all employee compensation plans, programs and arrangements in which the Transferred Employees and the Foreign Corporation Employees may be eligible to participate after the Closing Date, the Buyers shall cause each such plan, program or arrangement to treat the prior service of each Transferred Employee and Foreign Corporation Employee with Insilco, any Affiliate thereof, or any predecessor thereof, as service rendered to the Buyers for purposes of benefits entitlements and benefit accrual for non-retirement-type benefits and eligibility and vesting except to the extent that such treatment would result in duplicative benefits. From and after the Closing Date, the Buyers shall, with respect to any welfare benefit plan in which any Transferred Employee or Foreign Corporation Employee may be eligible to participate after the Closing Date, (i) cause any limitations as to pre-existing conditions and any exclusions and waiting periods to be waived with respect to the Transferred Employees and the Foreign Corporation Employees and their eligible dependents and (ii) give each Transferred Employee and Foreign Corporation Employee credit for the plan year in which the Closing occurs towards applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Closing Date.

            (d) The Buyers shall be responsible for providing continuation healthcare coverage in accordance with COBRA to the Retained Employees and their qualified beneficiaries who incur or incurred a qualifying event prior to, on or after the Closing Date. The Buyers shall be responsible for providing continuation healthcare coverage in accordance with COBRA to all Transferred Employees and their qualified beneficiaries who incur a qualifying event after the Closing Date.

            (e) The Buyers shall not be responsible for any Liability or obligation under the WARN Act in respect of any employee or former employee of the Business arising before or on the Closing Date, and in respect of any Retained Employee, arising from employee termination after the Closing Date. The Buyers shall be responsible for any Liability or obligation under the WARN Act in respect of any Transferred Employee arising from employee termination after the Closing Date. Immediately after execution of this Agreement, the Sellers shall provide WARN notices in substantially the forms attached hereto as Exhibits I-1 to I-4 (collectively, the "WARN Notices"), with (i) unrepresented employees receiving Exhibit I-1, (ii) labor organization(s) and collective bargaining representatives receiving Exhibit I-2, (iii) state dislocated workers unit receiving Exhibit I-3 and (iv) chief elected official of the unit of local government receiving Exhibit I-4. When the Sellers provide the WARN Notices to the employees of (i) Stewart Connector Systems, Inc. and Signal Transformer Co., Inc., they shall do so by attaching the appropriate WARN Notice to the WARN Notice cover letter attached hereto as Exhibit I-5 and (ii) InNet Technologies, Inc., they shall do so by attaching the appropriate WARN Notice cover letter attached hereto as Exhibit I-6.

            (f) Unless otherwise specifically identified and defined as an Assumed Liability herein, the Buyers shall not, with respect to all employees (other than the Foreign Corporation Employees and Transferred Employees for periods commencing after the Closing Date) have any responsibility for any matters relating to the maintenance of personnel and payroll records, the withholding and payment of federal, state and local income and payroll Taxes, the payment of workers' compensation and unemployment compensation insurance, salaries, wages, pension, welfare and other fringe benefits. The Buyers do not assume any responsibility for severance pay that may be due to Retained Employees, except as provided in this Section 7.8(f).

            (g) Except as required by Law, the Buyers shall not assume any Liability for compliance with all applicable labor and employment Laws relating to the Transferred Employees and the Retained Employees in connection with their employment by the Sellers during periods prior to the Closing Date and any such Liability shall be a claim against only the Sellers' estate.

            (h) Except for the Foreign Corporation Employees or unless otherwise specifically identified and defined as an Assumed Liability herein, or otherwise set forth in this Section 7.8 or as required by Law, the Buyers shall not have any responsibility for any Liabilities under the Sellers' employee benefits plans, programs, agreements and arrangements, including (i) any Liabilities relating to any noncompliance with applicable Laws, including ERISA, the Internal Revenue Code and COBRA, and (ii) any Liabilities which arise as a result of the Sellers' joint and several liability through their relationship with any Affiliate.

            (i) Except as provided for in this Section 7.8(j) or as required by Law, if any of the Sellers has entered into employment, termination or retention agreements with any employee of the Business pursuant to which retention bonuses, or severance, or termination payments may be paid in connection with the transactions contemplated hereby (the "Employee Agreements"), the Sellers agree that the Buyers shall have no liability or responsibility for any payments or costs related to the Employment Agreements and that any Liability or responsibility in respect thereof shall be a claim against only the Sellers' estate. With respect to all employees, except as required by Law, the Buyers are not assuming and will not have any responsibility for the continuation of any Employee Plan and the Buyers will not be deemed a successor employer to any of the Sellers with respect to any Employee Plan. Except as required by Law, no employee benefit plan adopted or maintained by the Buyers will be deemed a successor plan of any of the Sellers.

            (j) Notwithstanding anything to the contrary in this Section 7.8, the Sellers will, on the Closing Date, pay to each Retained Employee that is covered by a severance plan (other than Retained Employees that are (i) employees represented by a labor organization or (ii) employees covered by the key employees severance plan) the severance payment due to such Retained Employee pursuant to such severance plan (the actual aggregate amount of such payments made by the Sellers, plus any related payroll taxes, hereinafter is referred to as the "Retained Employee Payment Amount"); provided, however, that it will be a condition precedent to any Retained Employee receiving any severance payment pursuant to this Section 7.8(j) and the related severance plan that such Retained Employee (i) be an employee of the Business on the Closing Date or (ii) had been terminated as an employee of the Business by the Sellers prior to the Closing Date without Cause. For purposes of this Section 7.8(j), "Cause" means inappropriate or unsatisfactory conduct, unsatisfactory performance, commission of an act involving fraud or moral turpitude, or commission of an act that is considered a felony in the jurisdiction in which it occurs. Any amounts paid pursuant to this Section 7.8(j) will not be included in the calculation of benefits under any Employee Plan. At the Closing, the Buyers shall reimburse the Sellers, in cash, an amount equal to the Retained Employee Payment Amount. Nothing in this Section 7.8(j) shall change, modify or alter the employment of any employee of the Business, who is currently an employee at will, as an employee at will whose employment may be terminated by the Sellers, with or without Cause, at any time.

         Section 7.9 Litigation Support. In the event and for so long from and after the Closing Date as any party hereto is actively contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection (other than litigation among the parties hereto and/or their respective Affiliates arising out of this Agreement, the Ancillary Agreements or the transactions contemplated thereby) with (a) any transaction contemplated under this Agreement or (b) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Business, the parties hereto will cooperate with the contesting or defending party and its counsel in the contest or defense, make available their personnel, and provide such testimony and access to their books and records as shall be reasonably necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party. In the event that the Approval Order is the subject of an appeal, the Buyers and the Sellers agree to use commercially reasonable efforts to seek an expedited review and decision of such appeal and to seek the dissolution of any stay which might be entered in connection with such an appeal; provided that each party shall bear the cost of complying with this sentence as it relates to any appeal and the dissolution of any stay in connection therewith.

         Section 7.10 Notification. Sellers shall notify the Buyers and keep the Buyers advised of the occurrence, to the Knowledge of the Sellers, of (a) any litigation or administrative proceeding pending or threatened against any of the Sellers which could, if adversely determined, have a Material Adverse Effect,
(b) any act or omission which would cause any of the Sellers' representations herein to be inaccurate in any material respect (or, with respect to representations qualified as to materiality, in any respect), including by way of updating any Disclosure Schedules and (c) any material damage or destruction of any of the Purchased Assets or the assets of the Foreign Corporations. The Buyers shall notify and keep Insilco advised of the occurrence of any event or occurrence which could reasonably be expected to materially adversely affect the Buyers' ability to consummate the transactions contemplated hereby. No such notice shall be deemed to cure any breach of any representation or warranty made in this Agreement or have any effect for the purpose of determining satisfaction of the conditions set forth in Article VIII hereof or the compliance by the Sellers with any covenant set forth herein.

         Section 7.11 Submission for Bankruptcy Court Approval. On the Petition Date or as soon as practicable thereafter, the Sellers shall file (a) a motion or motions and supporting papers (including, a form of order substantially in the form and substance of the Bid Procedures Order) seeking the entry of an order by the Bankruptcy Court approving the Overbid Procedures and (b) a motion for approval of this Agreement and supporting papers (including the Approval Order) seeking entry of the Approval Order, all in a form and substance reasonably acceptable to the Buyers. The Bid Procedures Order and the Approval Order may, at the Sellers' option, be sought under one combined set of motion papers, which shall be in form and substance reasonably acceptable to the Buyers. All parties hereto shall use their commercially reasonable efforts to have the Bankruptcy Court enter the Bid Procedures Order as soon as practicable following the filing of the motion therefor. The Sellers shall give appropriate notice under the Bankruptcy Code of the request for such relief, including such additional notice as the Bankruptcy Court shall direct, and provide appropriate opportunity for hearing, to all parties entitled thereto, of all motions, orders, hearings, or other proceedings relating to this Agreement or the transactions contemplated hereby.

         Section 7.12 Overbid Procedures. The Buyers and the Sellers acknowledge that the Sellers must take reasonable steps to demonstrate that they have sought to obtain the highest and best price for the Purchased Assets and the Shares and the consummation of the transactions contemplated by this Agreement, including giving notice thereof to the Sellers' creditors and other interested parties, providing information about the Business to prospective bidders (subject to appropriate confidentiality agreements), entertaining higher and better offers from such prospective bidders, and, if necessary, conducting an auction. To facilitate the foregoing, the Sellers shall seek entry of the Bid Procedures Order, which, among other things, shall provide for

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

the bidding provisions and procedures as set forth in Exhibit A to the Bid Procedures Order (the "Overbid Procedures"). These procedures shall include the following provisions:

            (a) The Sellers shall consider as higher and better offers (the "Overbids") only those offers that meet the following requirements:

               (i) Overbid Deadline. A Qualified Bidder (as defined in Exhibit A to the Bid Procedures Order) that desires to make a bid shall deliver written copies of its bid to (A) Gleacher Partners LLC, 660 Madison Avenue, New York, New York 10021, Attn: William D. Forrest,
            (B) Insilco Technologies, Inc., 425 Metro Place North, Fifth Floor, Dublin, Ohio 43017, Attn: David A. Kauer, (C) Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attn: Constance A. Fratianni, and (D) Sidley Austin Brown & Wood, Bank One Plaza, 10 S. Dearborn Street, Chicago, Illinois 60603, Attn: Doug Williams, not later than such date and time as is specified in the Bid Procedures Order (the "Bid Deadline"). The Sellers may extend the Bid Deadline in their sole discretion, but shall have no obligation to do so. If the Sellers extend the Bid Deadline, they shall promptly notify the Buyers and all other Qualified Bidders of such extension; provided that any extension of the Bid Deadline shall be subject to the approval of the Prepetition Agent; provided further that Sellers may not extend the Bid Deadline to a date that is less than two (2) Business Days prior to the Auction Date.

               (ii) Overbid Requirements. A bid is a letter from a Qualified
            Bidder (other than the Buyers, whose participation as a Qualified Bidder shall be on the terms set forth in this Agreement) stating that (A) the Qualified Bidder offers to purchase the Purchased Assets and the Shares upon the terms and conditions set forth in a copy of this Agreement attached to such letter, marked to show those amendments and modifications to this Agreement, including price, terms, and assets to be acquired, that the Qualified Bidder proposes (a "Marked Agreement") and (B) the Qualified Bidder's offer is irrevocable until the earlier of forty-eight (48) hours after the closing of the sale of the Purchased Assets and the Shares or such date as is specified in the Bid Procedures Order. A Qualified Bidder (other than the Buyers) shall accompany its bid with written evidence of a commitment for financing or other evidence of ability to consummate the transaction. The Sellers will consider a bid only if the bid:

                  (A) provides overall value for the Purchased Assets and the
               Shares to the Sellers of at least $1,500,000 over the Purchase Price in the Asset Purchase Agreement;

                  (B) is on terms that, in the Sellers' reasonable business
               judgment, are not materially more burdensome or conditional than the terms of this Agreement;

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

                  (C) is not conditioned on obtaining financing or on the
               outcome of unperformed due diligence by the bidder with respect to the assets sought to be acquired;

                  (D) does not request or entitle the bidder to any topping fee, termination fee, expense reimbursement or similar type of payments; and

                  (E) is received by the Bid Deadline.

            A bid received from a Qualified Bidder (as defined in the Overbid Procedures) that meets the above requirements is a "Qualified Bid." A Qualified Bid will be valued based upon factors such as the net value provided by such bid (including consideration of any obligations of the Sellers in respect of any Topping Fee) and the likelihood and timing of consummating such transaction. The Buyers' offer contained in this Agreement shall constitute a Qualified Bid.

               (iii) Deposit Requirement. All initial Overbids shall be
            accompanied by a deposit of Five Hundred Thousand Dollars ($500,000) (the "Deposit") payable by wire transfer to an escrow agent designated by the Sellers. Following the Auction or the Auction Date if no Qualified Bids are received, the Sellers shall seek the approval of the Bankruptcy Court of the highest or best offer submitted for the Purchased Assets and the Shares (the "Successful Bid" and the bidder making such bid, the "Successful Bidder") and, in the event that the sale to the Successful Bidder is not consummated (to the extent that there is another bid), the next highest and best offer (the "Backup Bid", and such bidder, the "Backup Bidder"). The Deposit submitted by the Successful Bidder, together with interest thereon, shall be applied against the payment of the cash portion of the consideration upon closing of the sale to the Successful Bidder. If the Successful Bidder fails to consummate the purchase of the Purchased Assets and the Shares due to such party's breach of its purchase agreement with the Sellers, then the Sellers shall retain the Deposit of such Successful Bidder, if any, as liquidated damages and continue with the sale of the Purchased Assets and the Shares to the Backup Bidder. Within three (3) Business Days after the closing of the sale of the Purchased Assets, any Deposit (A) not applied to the purchase of such Purchased Assets and the Shares or (B) not retained by the Sellers due to a breach by the Successful Bidder shall, together with interest, be returned to the appropriate bidders.

            (b) If, prior to the Bid Deadline, the Sellers have received at least one Qualified Bid that the Sellers determine is higher or otherwise better than the bid of the Buyers set forth in this Agreement, the Sellers shall conduct an auction (the "Auction") with respect to the Purchased Assets and the Shares and provide to the Buyers and all Qualified Bidders the opportunity to submit additional bids at the Auction. The Auction shall take place no later than such date and time as is specified in the Bid Procedures Order (the "Auction Date"), at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or such later time or other place as the Sellers shall notify the Buyers and all other Qualified Bidders who have submitted Qualified Bids and expressed

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

         their intent to participate in the Auction, as set forth above, but in no event shall the Auction occur later than two Business Days prior to the Sale Hearing scheduled in the Bid Procedures Order. Only Qualified Bidders will be eligible to participate at the Auction. At least two
         (2) Business Days prior to the Auction, each Qualified Bidder who has submitted a Qualified Bid must inform the Sellers whether it intends to participate in the Auction. The Sellers may, at their option, provide or make available copies of any Qualified Bid(s) that the Sellers believe are the highest or otherwise best offer(s) to all Qualified Bidders who intend to participate in the Auction prior to the commencement thereof, but are required to provide copies of any Qualified Bid(s) to the Buyers within two (2) Business Days after receipt thereof and, in any event, no later than two (2) Business Days prior to the Auction Date.

            Based upon the terms of the Qualified Bids received, the number of Qualified Bidders participating in the Auction, and such other information as the Sellers determine is relevant, the Sellers, in their sole discretion, may conduct the Auction in the manner it determines will achieve the maximum value for the Purchased Assets and the Shares. At the beginning of the Auction, a representative of the Sellers shall announce the amount of the bid that is at such time determined by the Sellers to be the highest and best bid. Thereafter, all additional bids shall be in increments of $500,000 or integral multiples thereof. The Sellers may adopt such other rules for bidding at the Auction, that, in the Sellers' business judgment, will better promote the goals of the bidding process and that are not inconsistent with any of the provisions of the Bid Procedures Order, the Bankruptcy Code or any order of the Bankruptcy Court entered in connection herewith. Prior to the start of the Auction, the Sellers will inform the Qualified Bidders participating in the Auction of the manner in which the Auction will be conducted.

            As soon as practicable after the conclusion of the Auction, the Sellers, in consultation with their legal and financial advisors and the Prepetition Agent, shall (i) review each Qualified Bid on the basis of financial and contractual terms and the factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the sale and any obligations of the Sellers in respect of any Topping Fee, and (ii) identify the highest or otherwise best offer for the Purchased Assets and the Shares at the Auction. At the Sale Hearing, the Sellers shall present the Successful Bid or, if required pursuant to Section 7.12(a)(iii), the Backup Bid to the Bankruptcy Court, for approval.

            (c) If the Buyers do not buy the Purchased Assets and the Shares at the sale of the Purchased Assets and the Shares approved at the Sale Hearing (an "Auction Sale"), the Buyers are not then in material breach of any material provision of this Agreement (other than any breach which Buyers shall have cured within ten (10) Business Days of receipt of notice thereof), the Buyers have not terminated this Agreement and an Auction Sale of the same is consummated with a party other than the Buyers, then the Buyers will be entitled to receive, as a "topping fee" out of the proceeds of the consummated Auction Sale, an amount equal to the sum of (i) $1,050,000 (the "Topping Fee") and (ii) reimbursement of all reasonable and documented out-of-pocket expenses incurred in connection with the transactions contemplated hereby (including, but not limited to, legal,

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         accounting and other professional fees) up to $400,000 in the aggregate
         (the "Expense Reimbursement").

            (d) The Buyers shall be permitted to credit the amount of the Topping Fee and the Expense Reimbursement to their bid if they make a competing bid at the Auction Sale as a result of which the Buyers shall be permitted to match the dollar value of any competing bid submitted by another entity by submitting a bid in an amount at least equal to the difference between the bid to be matched minus the amount of the Topping Fee and the Expense Reimbursement.

         Section 7.13 Collection of Receivables. If, after the Closing, the Sellers shall receive any payment from any account debtor with respect to any Accounts Receivable included in the Purchased Assets, the Sellers shall promptly endorse such payment to the Buyers.

         Section 7.14 Overlapping Assets. The Sellers shall use commercially reasonable efforts to make Sellers' Overlapping Assets available for the use of the Buyers with respect to the Business, as currently used therein, at no charge to the Buyers, for a period of ninety (90) days following the Closing, and the Buyers shall use commercially reasonable efforts to make Buyers' Overlapping Assets available for the use of the Sellers with respect to Sellers' Retained Business, as currently used therein, at no charge to the Sellers, for a period of ninety (90) days following the Closing. Nothing in this Section 7.14 shall be construed as restricting the Sellers' or the Buyers' right to encumber or transfer Sellers' Overlapping Assets or Buyers' Overlapping Assets, as the case may be.

         Section 7.15 Mail Received After the Closing. Following the Closing, the Buyers may receive and open all mail addressed to the Sellers and deal with the contents thereof in their discretion to the extent that such mail and the contents thereof relate to the Purchased Assets, the Business, the Foreign Corporations or any of the Assumed Liabilities. The Buyers shall promptly deliver or cause to be delivered to the Sellers all mail received by the Buyers after the Closing addressed to the Sellers which does not relate to the Purchased Assets, the Business, the Foreign Corporations or the Assumed Liabilities.

         Section 7.16 Guarantees. Insilco irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the full and prompt performance by each Seller of its obligations, covenants and agreements under the terms of this Agreement and each Ancillary Agreement to which a Seller may be a party. Insilco waives all presentment, demands, protest and notice of protest of this guarantee.

         Section 7.17 Sellers Guarantees. To the extent any of Insilco Holding Co. or any of the Sellers shall have guaranteed any Liabilities of the Foreign Corporations to a third party, each of Bel Fuse Ltd. and Bel Fuse Macau, L.D.A. shall prior to or as of the Closing: (a) provide a substantially similar guarantee of such Liability to such third party; (b) use all reasonable efforts to cause such third party to release Insilco Holding Co. and any of the Sellers from such guarantee; and (c) indemnify Insilco Holding Co. and the Sellers from any and all Losses related to such guarantee. From the date hereof until Closing, neither Insilco nor any of its Affiliates shall enter into any new guarantees of the obligations of the Foreign Corporations.

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

         Section 7.18 Glen Rock Facility. Prior to Closing, the Sellers shall
(a) use all reasonable efforts to acquire fee simple title to the Glen Rock Property by payment of all outstanding amounts due under the Glen Rock Agreement and (b) if such title is obtained, convey title to the Glen Rock Property to the Buyers at the Closing (and in such instance, the Glen Rock Property shall be deemed to be Owned Real Property for all purposes of this Agreement). If the Sellers are unable to acquire title to the Glen Rock Property, then the Sellers shall (a) assume the Glen Rock Agreement and (b) cause the assignment of the Glen Rock Agreement to the Buyers pursuant to Section 365 of the Bankruptcy Code or, if Section 365 of the Bankruptcy Code is unavailable with respect to the Glen Rock Agreement, use all reasonable efforts to assign or cause to be assigned the Glen Rock Agreement to the Buyers, including, without limitation, obtaining the consent of the York County Industrial Development Corporation and The Pennsylvania Industrial Development Authority to such assignment. Upon such assignment of the Glen Rock Agreement to the Buyers, the Glen Rock Agreement shall be deemed to be an Assumed Agreement for all purposes of this Agreement and the Sellers shall pay any and all amounts to be cured under the Glen Rock Agreement pursuant to Section 365(a) of the Bankruptcy Code; provided that in the event that the Sellers shall have assigned or caused to have been assigned the Glen Rock Agreement to the Buyers, the Purchase Price shall be reduced at Closing by an amount equal to the remaining payments due under the Glen Rock Agreement as of the Closing plus $10,000 in consideration of the cost incurred or to be incurred by the Buyers in connection with such assignment of the Glen Rock Agreement.

                                  Article VIII
                              CONDITIONS TO CLOSING

         Section 8.1 Conditions to Each Party's Obligations to Effect the Closing. The respective obligations of each party to effect the sale and purchase of the Shares and the Purchased Assets shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

            (a) no preliminary or permanent injunction or other order, judgment or decree by any federal or state court which prevents the consummation of the sale of a material part of the Shares and the Purchased Assets contemplated hereby shall have been issued and remain in effect (each party agreeing to use its commercially reasonable efforts to have any such injunction, order or decree lifted) and no statute, rule or regulation shall have been enacted by any Governmental Authority which prohibits the consummation of the sale of the Shares and the Purchased Assets;

            (b) the Bankruptcy Court shall have entered the Approval Order substantially in the form and substance of Exhibit E and such Approval Order shall be final and non-appealable; and

            (c) the Escrow Agent shall have executed the Escrow Agreement.

         Section 8.2 Conditions to Obligations of the Buyers. The obligation of the Buyers to effect the purchase of the Shares and the Purchased Assets contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

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

            (a) (i) the Sellers shall have performed and complied in all material respects with the covenants contained in this Agreement which are required to be performed and complied with by the Sellers at or prior to the Closing; (ii) the representations and warranties of the Sellers set forth in this Agreement that are not qualified by "Material Adverse Effect", "materiality" or other similar qualifications shall each be true, complete and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which representation and warranty need only be so true, complete and correct as of such earlier date); and (iii) the representations and warranties of the Sellers set forth in this Agreement that are qualified by "Material Adverse Effect", "materiality" or other similar qualifications shall each be true, complete and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which need only be so true, complete and correct as of such earlier date);

            (b) the Buyers shall have received a certificate from the chief executive officer of Insilco, dated as of the Closing Date, to the effect that, to the best of such chief executive officer's knowledge, the conditions set forth in Section 8.2(a) have been satisfied;

            (c) the Shares and the Purchased Assets shall have been released from all Encumbrances (other than Closing Encumbrances with respect to the Purchased Assets) and there shall be no Encumbrances on the Shares and the Purchased Assets (other than Closing Encumbrances with respect to the Purchased Assets);

            (d) since the date hereof, there shall have been no: (i) Material Adverse Effect or (ii) material damage, destruction or loss to any tangible assets with a value in excess of $100,000 individually or $500,000 in the aggregate, unless such damage, destruction or loss is covered by insurance the proceeds of which are used by Sellers to repair or replace such tangible Assets or which are payable to the Buyers in accordance with this Agreement or otherwise made payable to the Buyers;

            (e) the Approval Order shall provide that any and all Encumbrances on the Purchased Assets (other than Closing Encumbrances) and the Shares shall, upon Closing, attach only to the proceeds of the transactions contemplated hereby and not to the Shares and the Purchased Assets;

            (f) the Buyers shall have received the other items to be delivered pursuant to Section 4.2;

            (g) the Sellers shall have delivered to Buyers evidence that (i) all Liabilities owed by the Foreign Corporations to Insilco and/or any of its Affiliates or Subsidiaries shall have been canceled and that the Foreign Corporations shall have no further Liability with respect thereto and (ii) all Liabilities owed to the Foreign Corporations by Insilco and/or any of its Affiliates or Subsidiaries shall have been canceled and that

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

         Insilco and/or any of its Affiliates or Subsidiaries shall have no further Liability with respect thereto;

            (h) (i) all authorizations, consents, waivers, approvals or other actions legally required in connection with the execution, delivery and performance of this Agreement and the instruments of transfer by the Sellers and the consummation by the Sellers of the transactions contemplated hereby and thereby shall have been obtained (without the imposition of any material conditions) and shall be in full force and effect; (ii) the Sellers shall have obtained any material authorizations, consents, waivers, approvals or other actions required to prevent a material breach or default by the Sellers under any of the Assumed Agreements; and (iii) all material authorizations, consents, waivers, approvals or other actions necessary to permit the Buyers to operate the Business in compliance with all applicable Laws immediately after the Closing shall have been obtained and shall be in full force and effect;

            (i) there shall have been delivered to the Buyers audited balance sheets of the Business as of December 31, 2001 and October 31, 2002 and audited income statements, audited statements of cash flows and audited statements of changes in stockholders' equity of the Business for the years ended December 31, 2000 and December 31, 2001 and the ten month period ended October 31, 2002, together with the notes to such financial statements (such financial statements and notes, the "Audited Financial Statements"), which Audited Financial Statements shall have been prepared in accordance with U.S. GAAP and shall be in compliance with Regulation S-X of the Securities and Exchange Commission; the Audit Accountant (i) shall have completed its audit of the Audited Financial Statements, (ii) shall have issued to the Buyers an unqualified opinion with respect to the Audited Financial Statements and (iii) shall have consented no more than four (4) days prior to Closing to the inclusion of such opinion in a Current Report on Form 8-K to be filed by Bel Fuse Inc. with the Securities and Exchange Commission immediately after the Closing is consummated; and

            (j) pursuant to Section 7.18, the Sellers shall be in possession of all necessary documentation to either (i) convey title to the Glen Rock Property to the Buyers or (ii) if the Sellers shall not be able to convey title to the Glen Rock Property to the Buyers, assign or cause to have assigned the Glen Rock Agreement to the Buyers (and pay all cure amounts in connection therewith).

Any condition specified in this Section 8.2 may be waived by the Buyers; provided that no such waiver shall be effective against the Buyers unless it is set forth in a writing executed by the Buyers.

         Section 8.3 Conditions to Obligations of the Sellers. The obligation of the Sellers to effect the sale of the Shares and the Purchased Assets contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date of the following additional conditions:

            (a) (i) the Buyers shall have performed and complied in all material respects with the covenants contained in this Agreement which are required to be performed and complied with by the Buyers at or prior to the Closing; (ii) the representations and

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

         warranties of the Buyers set forth in this Agreement that are not qualified by "materiality" or other similar qualifications shall each be true, complete and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which representation and warranty need only be so true, complete and correct as of such earlier date); and (iii) the representations and warranties of the Buyers set forth in this Agreement that are qualified by "materiality" or other similar qualifications shall each be true, complete and correct as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (except to the extent any such representation and warranty expressly speaks as of an earlier date, which need only be so true, complete and correct as of such earlier date);

            (b) the Sellers shall have received a certificate from an authorized officer of the Buyers, dated as of the Closing Date, to the effect that, to the best of such officer's knowledge, the conditions set forth in Section 8.3(a) have been satisfied; and

            (c) the Sellers shall have received the other items to be delivered to it pursuant to Section 4.3.

Any condition specified in this Section 8.3 may be waived by the Sellers; provided that no such waiver shall be effective against the Sellers unless it is set forth in writing executed by Insilco.

                                   Article IX
                           TERMINATION AND ABANDONMENT

         Section 9.1 Termination. This Agreement may be terminated at any time prior to the Closing by:

            (a) mutual written consent of the Sellers and the Buyers;

            (b) the Buyers if:

               (i) the Board of Directors of any of the Sellers shall have withdrawn its support for the transactions contemplated hereby or modified its support for the transactions contemplated hereby in a manner adverse to the Buyers; or

               (ii) the Chapter 11 Cases are converted from cases under Chapter
            11 of the Bankruptcy Code to cases under Chapter 7 of the Bankruptcy Code;

            (c) the Buyers, if there has been (i) a material violation or breach by any of the Sellers of any (A) representation or warranty made by it contained in this Agreement which is not qualified by "materiality" or "Material Adverse Effect" or (B) any covenant made by it contained in this Agreement or (ii) a violation or breach of any representation or warranty made by it contained in this Agreement which are qualified by "materiality" or "Material Adverse Effect" which, in the case of either clause (i) or (ii), has prevented the satisfaction of any condition to the obligations of the Buyers to effect the Closing and

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

         such violation or breach has not been cured by the Sellers within ten
         (10) Business Days of receipt of written notice thereof or waived by the Buyer;

            (d) the Sellers, if there has been a material violation or breach by the Buyers of any covenant, representation or warranty made by it contained in this Agreement which has prevented the satisfaction of any condition to the obligations of the Sellers to effect the Closing and such violation or breach has not been cured by the Buyers within ten
         (10) Business Days of receipt of written notice thereof or waived by the Sellers;

            (e) the Sellers or the Buyers, if (i) there shall be any law or regulation that makes consummation of the transactions contemplated hereby illegal or otherwise prohibited or (ii) consummation of the transactions contemplated hereby would violate any nonappealable final order, decree or judgment of (A) the Bankruptcy Court or (B) any court or Governmental Authority having competent jurisdiction;

            (f) the Sellers, if the Bankruptcy Court enters an order approving a sale of the Shares and the Purchased Assets other than the sale thereof contemplated by this Agreement to the Buyers or any of their Affiliates (a "Third-Party Sale");

            (g) the Buyers or the Sellers, if the Bid Procedures Order has not been entered by the Bankruptcy Court within forty-five (45) days after the Petition Date; provided that the Buyers or the Sellers, as the case may be, shall not be entitled to terminate this Agreement pursuant to this Section 9.1(g) if the failure to obtain such approval within such time period results primarily from such party itself breaching any representation, warranty or covenant contained in this Agreement;

            (h) the Buyers or the Sellers, if the Approval Order has not been entered by the Bankruptcy Court within forty-five (45) days after the entry of the Bid Procedures Order on the docket of the Bankruptcy Court; provided that the Buyers or the Sellers, as the case may be, shall not be entitled to terminate this Agreement pursuant to this
         Section 9.1(h) if the failure to obtain such approval within such time period results primarily from such party itself breaching any representation, warranty or covenant contained in this Agreement; or

            (i) the Buyers or the Sellers, if the Closing shall not have occurred on or prior to March 31, 2003 (the "Termination Date"); provided that the Buyers or the Sellers, as the case may be, shall not be entitled to terminate this Agreement pursuant to this Section 9.1(i) if the failure of the Closing to occur on or prior to such date results primarily from such party itself breaching any representation, warranty or covenant contained in this Agreement.

         Section 9.2 Procedure and Effect of Termination. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by either or both of the parties pursuant to Section 9.1, written notice thereof shall forthwith be given by the terminating party to the other parties and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein:

            (a) said termination shall be the sole remedy of the parties hereto with respect to breaches of any covenant, representation or warranty contained in this Agreement and none of the parties hereto nor any of their respective trustees, directors, officers or Affiliates, as the case may be, shall have any liability or further obligation to the other parties or any of their respective trustees, directors, officers or Affiliates, as the case may be, pursuant to this Agreement, except for the parties hereto in each case as stated in this Section 9.2,
         Section 9.3, Section 10.15 and in Sections 7.2(b) and 7.3, and upon a willful breach by a party, in which case the non-breaching party shall have all rights and remedies existing at law or in equity; provided, however, the Seller Parties shall not be responsible for liability for any misrepresentation or breach of any warranty or covenant by any Seller Party contained in this Agreement prior to the time of such termination;

            (b) all filings, applications and other submissions made pursuant to this Agreement, to the extent practicable, shall be withdrawn from the agency or other Person to which they were made; and

            (c) all Confidential Information from the Seller Parties shall be returned to the Seller Parties or destroyed, and all Confidential Information from the Buyers shall be returned to the Buyers or destroyed (provided that the party doing such destruction shall deliver a written certification of such destruction to the other party).

         Section 9.3 Liquidated Damages. (A) If the Buyers shall terminate this Agreement pursuant to (i) Section 9.1(i) and as of the Termination Date (A) the closing condition set forth in Section 8.2(j) shall not have been satisfied or waived by the Buyers and (B) the closing conditions specified in Sections 8.1(a), 8.1(b) and 8.3(a) shall have been satisfied or waived or (ii) Section 9.1(c), then the Buyers shall be entitled to the Expense Reimbursement as liquidated damages from the Sellers, subject to the proviso in Section 9.3(b).

            (b) If (i) the Buyers shall terminate this Agreement pursuant to Sections 9.1(b)(i) or 9.1(c) and (ii) the Sellers shall have committed fraud in connection with the transactions contemplated by this Agreement or materially and willfully breached their obligations to sell the Purchased Assets and the Shares to the Buyers pursuant to Articles II, III and IV of this Agreement (except if the Sellers sell the Purchased Assets and the Shares to a third party pursuant to Section 7.12 or an Approval Order, in which case the provisions of
Section 7.12 shall govern), then the Buyers shall be entitled to the Topping Fee and the Expense Reimbursement as liquidated damages from the Sellers; provided, however, that if the Buyers are entitled to the Topping Fee and the Expense Reimbursement as liquidated damages from the Sellers pursuant to this Section 9.3(b), then the Buyers shall not also be entitled to the Expense Reimbursement pursuant to Section 9.3(a).

            (c) Any payment required to be made to the Buyers pursuant to either
Section 7.12 or Section 9.3(a) or (b) shall be made by wire transfer of same day funds to an account designated by the Buyers. In the event that a payment is due to the Buyers pursuant to Section 7.12, such payment shall be made on the date on which the sale of the Business to the Successful Bidder, Backup Bidder or any other Person that acquires the Business as a result of and in connection with a bid submitted at the Auction is closed. In the event that a payment is due to the Buyers pursuant to Section 9.3(a) or (b), such payment shall be made within two (2) Business Days of the date the Buyers terminate this Agreement.

            (d) The Sellers obligation to pay the Topping Fee and the Expense Reimbursement (whether pursuant to Section 7.12 or Section 9.3(a) or (b)) shall survive the termination of this Agreement and, provided that they are approved by the Bankruptcy Court as part of the Bid Procedures Order, shall constitute an administrative expense in the Sellers' Chapter 11 Cases or any subsequent conversion of the Sellers' Chapter 11 Cases to cases under Chapter 7 of the Bankruptcy Code under Sections 503(b) and 507(a)(1) of the Bankruptcy Code.

         Section 9.4 Extension; Waiver. At any time prior to the Closing, the Sellers, on the one hand, or the Buyers, on the other hand, may (a) extend the time for the performance of any of the obligations or acts of the other party,
(b) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, (c) waive compliance with any of the agreements of the other party contained herein or (d) waive any condition to its obligations hereunder. Any agreement on the part of the Sellers, on the one hand, or the Buyers, on the other hand, to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of the Sellers or the Buyers, as applicable.

                                   Article X
                            MISCELLANEOUS PROVISIONS

         Section 10.1 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of Insilco and the Buyers; provided that the consent of the Prepetition Agent shall be required in connection with any amendment of this Agreement that materially modifies this Agreement.

         Section 10.2 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, or condition shall not operate as a waiver of, or estoppel with respect to any subsequent or other failure.

         Section 10.3 Survival. The parties hereto agree that the representations and warranties contained in this Agreement shall not survive the Closing hereunder, and neither party nor any of their respective officers, directors, representatives, employees, advisors or agents shall have any liability to the other after the Closing for any breach thereof. The parties hereto agree that only the covenants contained in this Agreement to be performed at or after the Closing Date shall survive the Closing hereunder, and each party hereto shall be liable to the other after the Closing Date for any breach thereof.

         Section 10.4 No Impediment to Liquidation. Nothing herein shall be deemed or construed as to limit, restrict or impose any impediment to the Sellers' right to liquidate, dissolve and wind-up their affairs and to cease all business activities and operations at such time as it may determine following the Closing. Subject to Section 7.7, the Sellers shall not be obligated to retain assets or employees or to continue operations following the Closing (or to retain outsource assistance) in order to satisfy their obligations hereunder.

         Section 10.5 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given (a) when personally sent/delivered, by facsimile transmission (with hard copy to follow) or sent by reputable express courier or (b) five (5) days following mailing by registered or certified mail postage prepaid and return receipt requested. Unless another address is specified in writing, notices, demands and communications to the Sellers and the Buyers shall be sent to the addresses indicated below:

            (i)    If to the Sellers, to:

                   Insilco Technologies, Inc.
                   425 Metro Place North, Fifth Floor
                   Dublin, Ohio  43017
                   Facsimile:  (614) 791-3195
                   Attention:  David A. Kauer

                   with a copy to:

                   Shearman & Sterling
                   599 Lexington Avenue
                   New York, New York  10022
                   Facsimile:  (212) 848-7179
                   Attention:  Constance A. Fratianni, Esq.
                               Kenneth A. Gerasimovich, Esq.

            (ii)    if to any of the Buyers, to:

                    Bel Fuse Inc.
                    206 Van Vorst Street
                    Jersey City, New Jersey  07306
                    Facsimile:  201-432-9542
                    Attention:  Daniel Bernstein and Colin Dunn

                    with a copy (which shall not constitute notice)to:

                    Lowenstein Sandler PC
                    65 Livingston Avenue
                    Roseland, New Jersey  07068
                    Facsimile:  973-597-2351
                    Attention:  Peter H. Ehrenberg, Esq.

         Section 10.6 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and with respect to the Sellers, any entity that may succeed to substantially all the assets of the Sellers, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any parties hereto, including by operation of law, without the prior written consent of the other party. Any assignment of this Agreement or any of the rights, interests or obligations hereunder in contravention of this Section 10.6 shall be null and void and shall not bind or be recognized by the Sellers or the Buyers.

         Section 10.7 Third-Party Beneficiaries. Nothing in this Agreement shall be construed as giving any person other than the parties hereto and the Prepetition Agent any legal or equitable right, remedy or claim under or with respect to this Agreement.

         Section 10.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect for so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

         Section 10.9 Governing Law. This Agreement shall be governed by the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

         Section 10.10 Submission to Jurisdiction. (a) The parties hereto irrevocably submit to the exclusive jurisdiction of the Bankruptcy Court (or any court exercising appellate jurisdiction over the Bankruptcy Court) over any dispute arising out of or relating to this Agreement or any other agreement or instrument contemplated hereby or entered into in connection herewith or any of the transactions contemplated hereby or thereby. Each party hereby irrevocably agrees that all claims in respect of such dispute or proceedings may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute or proceeding brought in such court or any defense of inconvenient forum in connection therewith.

            (b) Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under Section 10.5 of this Agreement.

            (c) Bel Fuse Ltd. and Bel Fuse Macau, L.D.A. hereby irrevocably appoint Bel Connector Inc. and Bel Transformer Inc. as agents thereof for the service of process thereon, and service of process on Bel Connector Inc. and Bel Transformer Inc. shall be deemed to be valid service of process on Bel Fuse Ltd. and Bel Fuse Macau, L.D.A.

         Section 10.11 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which, when executed and delivered, shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         Section 10.12 Incorporation of Exhibits. The Disclosure Schedule and all Exhibits attached hereto and referred to herein are hereby incorporated herein by reference and made a part of this Agreement for all purposes as if fully set forth herein.

         Section 10.13 Entire Agreement. This Agreement (including the Exhibits and the Disclosure Schedule), the Ancillary Agreements and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto.

         Section 10.14 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 10.15 Remedies. Subject to Section 10.3, the Sellers and the Buyers hereby acknowledge and agree that money damages may not be an adequate remedy for any breach or threatened breach of any of the provisions of this Agreement and that, in such event, the Sellers or their successors or assigns, or the Buyers or their successors or assigns, as the case may be, may, in addition to any other rights and remedies existing in their favor, apply to the Bankruptcy Court or any other court of competent jurisdiction for specific performance, and injunctive and/or other relief in order to enforce or prevent any violations of this Agreement.

         Section 10.16 Bulk Sales or Transfer Laws. The Buyers hereby waive compliance by the Seller Parties with the provisions of the bulk sales or transfer laws of all applicable jurisdictions.

         Section 10.17 WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY WAIVE TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. THE PARTIES HERETO (A) CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT THEY AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.17.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

THE SELLERS:                          INSILCO TECHNOLOGIES, INC.

                                      By: /s/ DAVID A. KAUER
                                          ---------------------------------
                                          Name:  David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                      STEWART CONNECTOR SYSTEMS, INC.

                                      By: /S/ MICHAEL R. ELIA
                                          ---------------------------------
                                          Name: Michael R. Elia
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                      INNET TECHNOLOGIES, INC.

                                      By: /S/ MICHAEL R. ELIA
                                          ---------------------------------
                                          Name: Michael R. Elia
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

                                      INSILCO INTERNATIONAL HOLDINGS, INC.

                                      By: /S/ DAVID A. KAUER
                                          ---------------------------------
                                          Name: David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                      SIGNAL CARIBE, INC.

                                      By: /S/ DAVID A. KAUER
                                          ---------------------------------
                                          Name: David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                      EYELETS FOR INDUSTRY, INC.

                                      By: /S/ DAVID A. KAUER
                                          ---------------------------------
                                          Name: David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                      STEWART STAMPING CORP.

                                      By: /S/ DAVID A. KAUER
                                          ---------------------------------
                                          Name: David A. Kauer
                                          Title: President and Chief Executive
                                                 Officer

                                      SIGNAL TRANSFORMER CO., INC.

                                      By: /S/ MICHAEL R. ELIA
                                          ---------------------------------
                                          Name: Michael R. Elia
                                          Title: Senior Vice President and Chief
                                                 Financial Officer

THE BUYERS:                           BEL FUSE, LTD.

                                      By: /S/ DANIEL BERNSTEIN
                                          ---------------------------------
                                          Name: Daniel Bernstein
                                          Title: Director

                                      BEL FUSE MACAU, L.D.A.

                                      By: /S/ DANIEL BERNSTEIN
                                          ---------------------------------
                                          Name: Daniel Bernstein
                                          Title: Director

                                      BEL CONNECTOR INC.

                                      By: /S/ COLIN DUNN
                                          ---------------------------------
                                          Name: Colin Dunn
                                          Title: Vice President & Secretary

                                      BEL TRANSFORMER INC.

                                      By: /S/ COLIN DUNN
                                          ---------------------------------
                                          Name: Colin Dunn
                                          Title: Vice President & Secretary

                                    EXHIBIT A

                               ASSUMED AGREEMENTS
                               ------------------

Set forth below is a list of the Assumed Agreements, which list is subject to adjustment in accordance with the terms and conditions of the Agreement:

-----------------------------------------------------------------------------------------------------------------------------------
  1 Priority Systems Leasing                                 Equipment Lease - mail machine & scale, 36    Stewart Connector
    PO Box 4666                                              month term expiring July 2004, $227.45/mo;    System. Inc.
    Harrisburg, PA  17111                                    Debtor is lessee,
    T: 717-939-2700
-----------------------------------------------------------------------------------------------------------------------------------
  2 Allfirst Bank                                            Vehicle Lease - Dodge Durango for Bob Ponkey, Stewart Connector
    PO Box 62122                                             36 month term expiring July 2003, $520/mo;    System. Inc.
    Baltimore, MD  21264-2122                                Debtor is lessee
    T: 800-338-4728
-----------------------------------------------------------------------------------------------------------------------------------
  3 Keith S. Hamberger                                       Apartment Lease for Bob Ponkey, 12 month term Stewart Connector
    1732 W. King Street                                      expiring March 2003, $1800/mo; Debtor is      System. Inc.
    York, PA  17404                                          lessee
    T: 717 843-6607
-----------------------------------------------------------------------------------------------------------------------------------
  4 XEROX Capital Services, LLC,                             Equipment Leases for 3 Xerox copiers, 36      Stewart Connector
    PO Box 660501                                            month terms expiring May 2005, $1513/mo;      System. Inc.
    Dallas, TX  75266-0501                                   Debtor is lessee
    T: 888-339-7887
-----------------------------------------------------------------------------------------------------------------------------------
  5 Edward Cavanaugh                                         Consulting Services, expires December 2008,   Stewart Connector
    2652 N 82nd Street                                       $2500/year.                                   System. Inc.
    Mesa, AZ  85207
-----------------------------------------------------------------------------------------------------------------------------------
  6 Pete Bittner                                             Employment Agreement, expires June 15, 2003   Stewart Connector
    RD#2 The Old Trail                                       and continues if employment continues         System. Inc.
    Glenrock, PA 17327
-----------------------------------------------------------------------------------------------------------------------------------
  7 Flextronics International                                Strategic Supplier Agreement, automatically   Stewart Connector
    PO Box 640850                                            renews for successive 1-year periods.         System. Inc.
    San Jose, CA  95164-0850
-----------------------------------------------------------------------------------------------------------------------------------
  8 Jabil Circuit                                            Supplier Marketing Program Agreement,         Stewart Connector
    10800 Roosevelt Blvd                                     automatically renews for successive 1-year    System. Inc.
    St Petersburg, Fl  33716                                 periods.
-----------------------------------------------------------------------------------------------------------------------------------
  9 GRMS Inc                                                 Software Maintenance for mainframe computer   Stewart Connector
    640 Johnson Ave                                          system, no purchase order, month to month     System. Inc.
    Bohemia NY  11716                                        fees are $1900/mo.
    T: 516-218-7600
-----------------------------------------------------------------------------------------------------------------------------------
 10 Parametric Technology Corp                               3 Year Maintenance for Pro/Engineer licenses  Stewart Connector
    140 Kendrick Street                                      & support, Purchase Order #10822,             System. Inc.
    Needham, MA  02494-2714                                  $32,240/year.  2nd year fees were paid.
    T: 800-311-9880
-----------------------------------------------------------------------------------------------------------------------------------
 11 Best Software Inc                                        Maintenance for Fixed Asset Software,         Stewart Connector
    11413 Isaac Newton Sq South                              Purchase Order #13598, Annual cost of $770    System. Inc.
    Reston, VA  20190                                        was paid for the period 7/02 to 7/03.
    T: 800-368-2405
-----------------------------------------------------------------------------------------------------------------------------------

 12 Datastream Systems, Inc.                                 Maintenance for MP2 Access 2000, Server       Stewart Connector
    PO Box 60678                                             License TechSupport Renewal, Purchase Order   System. Inc.
    Charlotte, NC  60678                                     #13606, Annual cost of $3,188 was paid for
    T: 800-955-6775                                          period 8/02 to 8/03.
-----------------------------------------------------------------------------------------------------------------------------------
 13 Distributed Systems Services, Inc                        Pre-purchased equipment maintenance for 5     Stewart Connector
    3020 Penn Avenue                                         years (1/01 to 12/05) with computer purchase  System. Inc.
    West Lawn, PA  19609                                     (RS/6000-F80). Purchase order #CR-8454.
    T: 610-670-7355
-----------------------------------------------------------------------------------------------------------------------------------
 14 IBM Corporation                                          Yearly Universe maintenance for 64 users      Stewart Connector
    4100 Bohannon Drive                                      license, Purchase order #12379, Annual cost   System. Inc.
    Menlo Park, CA   94025                                   of $4608 was paid for period 1/02 to 12/02.
    T: 800-331-1763                                          PO #12163 for $1656 for 23 users (SCS Gmbh)
                                                             good through 02/03 and PO #12972 for $7344
                                                             for 102 users (ITG Global) good through 05/03.
-----------------------------------------------------------------------------------------------------------------------------------
 15 Optem Engineering Inc                                    Yearly Optem connector bundle Software        Stewart Connector
    100 Discovery Place                                      Maintenance, Purchase Order #11655, Annual    System. Inc.
    3553-31st Street N.W.                                    cost of $3717 was paid for period 01/02 to
    Calgary, AB Canada T2L2K7                                12/02.
-----------------------------------------------------------------------------------------------------------------------------------
 16 Capital Telecommunications                               Internet line & ISP services, month to month  Stewart Connector
    200 West Market Street                                                                                 System. Inc.
    York, PA  17401
    T: 717-848-8800
-----------------------------------------------------------------------------------------------------------------------------------
 17 AT&T                                                     Calling card services                         Stewart Connector
    PO Box 78114                                                                                           System. Inc.
    Phoenix, AZ  85062-8114
    T: 800-548-7713
-----------------------------------------------------------------------------------------------------------------------------------
 18 AT&T Wireless Services                                   Wireless services                             Stewart Connector
    PO Box 60711                                                                                           System. Inc.
    Harrisburg, PA  17106-0711
    T: 800-888-7600
-----------------------------------------------------------------------------------------------------------------------------------
 19 AT&T                                                     Network services                              Stewart Connector
    901 Marquette, Ste 1000                                                                                System. Inc.
    Minneapolis, MN  55402
    T: 781-471-1311
-----------------------------------------------------------------------------------------------------------------------------------
 20 AT&T                                                     Long distance phone service                   Stewart Connector
    PO Box 9001310                                                                                         System. Inc.
    Louisville, KY  40290-1310
-----------------------------------------------------------------------------------------------------------------------------------
 21 AT&T Global Network Services                             EDI Services, month to month                  Stewart Connector
    7872 Collection Drive                                                                                  System. Inc.
    Chicago, IL  60693
-----------------------------------------------------------------------------------------------------------------------------------
 22 Verizon                                                  Local phone service                           Stewart Connector
    PO Box 31122                                                                                           System. Inc.
    Tampa, FL  33631-3122
-----------------------------------------------------------------------------------------------------------------------------------

 23 InfoWest                                                 Global roaming connections                    Stewart Connector
    596 E Tabernacle                                                                                       System. Inc.
    St George, UT  84770
    T: 435-674-0165
-----------------------------------------------------------------------------------------------------------------------------------
 24 GE Information Services, Inc.                            EDI Services, month to month                  Stewart Connector
    PO Box 640371                                                                                          System. Inc.
    Pittsburgh, PA  15264-0371
-----------------------------------------------------------------------------------------------------------------------------------
 25 Optio Software Inc                                       Software license for forms, no purchase       Stewart Connector
    Dept AT 952085                                           order, annual cost $1134 paid for period 8/02 System. Inc.
    Atlanta, GA  31192-2085                                  to 8/03
    T: 770-576-3500
-----------------------------------------------------------------------------------------------------------------------------------
 26 Covenco, Inc                                             Food vending service, one year agreement      Stewart Connector
    3201 Fulling Mill Road                                   04/02 to 04/03.                               System. Inc.
    Middletown, PA  17057
    T: 800-692-7203
-----------------------------------------------------------------------------------------------------------------------------------
 27 Print-O-Stat, Inc                                        Equipment Maintenance for engineering copier, Stewart Connector
    1011 West Market Street                                  model 3030.  One year agreement automatically System. Inc.
    York, PA  17404                                          renewed for successive terms of one year.
                                                             Current renewal period expiring 08/03.
                                                             Maintenance fees $98/mo plus meter usage.
-----------------------------------------------------------------------------------------------------------------------------------
 28 Q.D.C. Systems                                           Equipment Maintenance for (2) OMIS II         Stewart Connector
    50 Perkins Street                                        machines, Purchase order #13039, Annual cost  System. Inc.
    Stoneham, MA  02180                                      of $3386 was paid for period 05/02 to 05/03.
-----------------------------------------------------------------------------------------------------------------------------------
 29 J.C. Ehrlich Co, Inc                                     Pest Control Contract, One year service       Stewart Connector
    4565 W. Market Street                                    agreement from 02/02 to 01/03.  Purchase      System. Inc.
    York, PA  17404                                          order #11918,  Cost $78/month.
    T: 717-792-4646
-----------------------------------------------------------------------------------------------------------------------------------
 30 Absolutely Clean                                         Facility cleaning services for 6 months under Stewart Connector
    7 Marie Drive                                            purchase order #PO 14641, 12/02 to 05/03.     System. Inc.
    Hanover, PA  17331                                       Cost $3,000/month.
-----------------------------------------------------------------------------------------------------------------------------------
 31 Captaris, Inc                                            1 Year Equipment Maintenance support for      Stewart Connector
    11410 NE 122ND Way                                       Right Fax (Signal Transformer) under purchase System. Inc.
    Kirkland, WA  98083-9725                                 order #13556,  Annual cost of $1995 was paid
                                                             for period 07/02 t 07/03.
-----------------------------------------------------------------------------------------------------------------------------------
 32 Diversified Water Treatment                              1 Year Water Treatment services agreement to  Stewart Connector
    560 Doris Drive                                          maintain proper water quality in molding.  PO System. Inc.
    Lebanon, PA  17046                                       #11702, Annual cost of $5200 was paid for
                                                             period 01/02 to 01/03.
-----------------------------------------------------------------------------------------------------------------------------------
 33 Schaefer Excavating                                      Snow removal services for 2003 winter season, Stewart Connector
    17248 Barrens Rd                                         PO #14348.                                    System. Inc.
    Stewartstown, PA  17363
-----------------------------------------------------------------------------------------------------------------------------------

 34 Rochester Midland Corp                                   Sanitation system services for maintenance of Stewart Connector
    PO Box 31515                                             restrooms, PO #11908, Annual cost of $1814    System. Inc.
    Rochester, NY  14603                                     was paid for period 02/02 to 01/03.
-----------------------------------------------------------------------------------------------------------------------------------
 35 Precision Calibration & Testing                          Equipment Maintenance for the calibration of  Stewart Connector
    3799 Concord Rd                                          3 toolmakers scopes 3 times a year (March,    System. Inc.
    York, PA  17402-0658                                     July, & Nov).  PO #12282, Annual cost is $1322
-----------------------------------------------------------------------------------------------------------------------------------
 36 Nexray, A div of Veeco                                   Equipment Maintenance Contract for Xray       Stewart Connector
    105 Comac Street                                         Instrument.  Annual cost of $6500 was paid    System. Inc.
    Ronkonkoma, NY  11779                                    for period 02/02 to 02/03.
-----------------------------------------------------------------------------------------------------------------------------------
 37 The Guardian Life Ins Co                                 Dental Insurance                              Stewart Connector
    PO Box 530157                                                                                          System. Inc.
    Atlanta, GA  30353-0157
-----------------------------------------------------------------------------------------------------------------------------------
 38 Health Assurance                                         Medical Insurance                             Stewart Connector
    PO Box 360268                                                                                          System. Inc.
    Pittsburgh, PA  15251-6268
-----------------------------------------------------------------------------------------------------------------------------------
 39 Kronos Inc                                               Annual maintenance contract for payroll       Stewart Connector
    300 Billerica Road                                       equipment (timeclock), No purchase order,     System. Inc.
    Chelmsford, MA  01824-4140                               Annual cost of $5153 was paid for period 8/02
                                                             to 8/03.
-----------------------------------------------------------------------------------------------------------------------------------
 40 Wellspan Medical Group                                   Employee Assistance Services                  Stewart Connector
    3550 Concord Road                                                                                      System. Inc.
    York, PA  17402
-----------------------------------------------------------------------------------------------------------------------------------
 41 Ansoft Corporation                                       Yearly license maintenance for electrical     Stewart Connector
    4 Station Square, Ste 200                                simulation software, current license paid     System. Inc.
    Pittsburgh, PA  15219                                    through 12/02.  Renewal for 2003 under po
                                                             #14674 has not yet been paid $6720.
-----------------------------------------------------------------------------------------------------------------------------------
 42 ADP Inc                                                  Monthly payroll processing charges, no        Stewart Connector
    100 Northwest Point Blvd                                 purchase order                                System. Inc.
    Elk Grove Village, IL  60007
-----------------------------------------------------------------------------------------------------------------------------------
 43 Kelly Services, Inc.                                     Temporary employee services, no purchase orderStewart Connector
    PO Box 820405                                                                                          System. Inc.
    Philadelphia, PA  19182-0405
-----------------------------------------------------------------------------------------------------------------------------------
 44 Aerotek, Inc.                                            Contract engineering, no purchase order       Stewart Connector
    3689 Collection Ctr Dr                                                                                 System. Inc.
    Chicago, IL  60693
-----------------------------------------------------------------------------------------------------------------------------------
 45 A.E.S.I.                                                 Sales Representative                          Stewart Connector
    8521 154th Ave. NE                                                                                     System. Inc.
    Redmond, WA 98052
    T: 425-881-2618
-----------------------------------------------------------------------------------------------------------------------------------
 46 Arotech Inc.                                             Sales Representative                          Stewart Connector
    11771 N. Spotted Horse Lane                                                                            System. Inc.
    Fountain Hills, AZ  85268
-----------------------------------------------------------------------------------------------------------------------------------

 47 Atlantic Technical Sales                                 Sales Representative                          Stewart Connector
    258 Spruce Road                                                                                        System. Inc.
    Middletown, NY  10940
    T: 800-337-3083
-----------------------------------------------------------------------------------------------------------------------------------
 48 Aurora-Franklin Marketing LLC                            Sales Representative                          Stewart Connector
    995 Perinton Hills Office Park                                                                         System. Inc.
    Fairport, NY  14450
    T: 631-979-1313
-----------------------------------------------------------------------------------------------------------------------------------
 49 Aurora-Schmitt Associates                                Sales Representative                          Stewart Connector
    738 Smithtown Bypass                                                                                   System. Inc.
    Smithtown, NY  11787
    T: 631-979-1313
-----------------------------------------------------------------------------------------------------------------------------------
 50 Aztec Technologies S.C.                                  Sales Representative                          Stewart Connector
    Av. Mariano Otero #5749                                                                                System. Inc.
    Int. 3 Paseos Del Sol, Zapopan,
    Jalisco, CP4507
    T: 011-52-33-3133-5260
-----------------------------------------------------------------------------------------------------------------------------------
 51 Chinook Technical Sales                                  Sales Representative                          Stewart Connector
    10371 W. Caley Place                                                                                   System. Inc.
    Littleton, CO  80127
    T: 303-933-9007
-----------------------------------------------------------------------------------------------------------------------------------
 52 Combined Sales Inc                                       Sales Representative                          Stewart Connector
    7616 Orchard Ave                                                                                       System. Inc.
    Brooklyn Park, MN  55443
    T: 612-566-6640
-----------------------------------------------------------------------------------------------------------------------------------
 53 Current Marketing Inc                                    Sales Representative                          Stewart Connector
    900 McKay Road, Unit 2                                                                                 System. Inc.
    Pickering, Ontario, LIW3x8 Canada
    T: 905-619-0497
-----------------------------------------------------------------------------------------------------------------------------------
 54 Electronic Mkt. Associates Inc.                          Sales Representative                          Stewart Connector
    185 Wind Chime Court, Suite 101                                                                        System. Inc.
    Raliegh, NC 27615
    T: 919-847-8800
-----------------------------------------------------------------------------------------------------------------------------------
 55 Harper and Two                                           Sales Representative                          Stewart Connector
    2798 Junipero Ave.                                                                                     System. Inc.
    Signal Hill, CA 90806
    T: 562-424-3030
-----------------------------------------------------------------------------------------------------------------------------------
 56 In Line Sales & Marketing                                Sales Representative                          Stewart Connector
    345 Saratoga Ave.                                                                                      System. Inc.
    Santa Clara, CA 95050
    T: 408-556-1460
-----------------------------------------------------------------------------------------------------------------------------------
 57 John True                                                Sales Representative                          Stewart Connector
    3342 South 106 Street                                                                                  System. Inc.
    Omaha, NE 68124
    T: 402-681-4587
-----------------------------------------------------------------------------------------------------------------------------------
 58 Lancastle Sales Inc.                                     Sales Representative                          Stewart Connector
    751 Frontenac Center #115                                                                              System. Inc.
    Naperville, IL 60563
    T: 630-527-1142
-----------------------------------------------------------------------------------------------------------------------------------

 59 Logix Sales & Marketing                                  Sales Representative                          Stewart Connector
    2510 Tarpley Rd, Suite 4                                                                               System. Inc.
    Carrollton, TX 75006
    T: 972-418-6677
-----------------------------------------------------------------------------------------------------------------------------------
 60 Matrix Sales Inc.                                        Sales Representative                          Stewart Connector
    30 Washington Ave., Suite B-2                                                                          System. Inc.
    Haddonfield, NJ 08033
    T: 856-795-8833
-----------------------------------------------------------------------------------------------------------------------------------
 61 Naltron Corporation                                      Sales Representative                          Stewart Connector
    5401 West Kennedy Blvd., Suite 1060                                                                    System. Inc.
    Tampa, FL 33609
    T: 813-287-1433
-----------------------------------------------------------------------------------------------------------------------------------
 62 Naudain Assoc. Southern, Inc.                            Sales Representative                          Stewart Connector
    8100 Beechcraft Ave.                                                                                   System. Inc.
    Gaithersburg, MD 20879
    T: 301-258-5040
-----------------------------------------------------------------------------------------------------------------------------------
 63 Norris Associates, Inc.                                  Sales Representative                          Stewart Connector
    175 Derby Street, Unit 23                                                                              System. Inc.
    Hingham, MA 02043
    T: 781-749-5088
-----------------------------------------------------------------------------------------------------------------------------------
 64 Northeast Technical Sales                                Sales Representative                          Stewart Connector
    148 Country Way                                                                                        System. Inc.
    Madison, CT 06433
    T: 203-421-4733
-----------------------------------------------------------------------------------------------------------------------------------
 65 Thomas L. Dowell & Associates                            Sales Representative                          Stewart Connector
    8460 Watson Road, Suite 141                                                                            System. Inc.
    St. Louis, MO 63119
    T: 314-849-4234
-----------------------------------------------------------------------------------------------------------------------------------
 66 TMC                                                      Sales Representative                          Stewart Connector
    1526 East Grey Hound Pass                                                                              System. Inc.
    Carmel, IN 46032
    T: 317-844-8462
-----------------------------------------------------------------------------------------------------------------------------------
 67 Amphenol Inerc. Prod Corp                                Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    20 Valley Street                                         lessor                                        System. Inc.
    Endicott, NY 13760
    T: 607-786-4295
-----------------------------------------------------------------------------------------------------------------------------------
 68 Cassidy Industrial Sales                                 Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    2200 East Franklin Avenue                                lessor                                        System. Inc.
    Minneapolis, MN  55404
    T: 612-333-0646
-----------------------------------------------------------------------------------------------------------------------------------
 69 ITG Global                                               Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    1024 6th Ave South                                       lessor                                        System. Inc.
    North Myrtle Beach, SC  29582
    T:843-756-2747
-----------------------------------------------------------------------------------------------------------------------------------
 70 Fullarton Fabrications Ltd                               Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    1/3 Edison Place,Nethermains Ind. Estate, Kilwining      lessor                                        System. Inc.
    Ayrshire, UK KA13 6PX
    T: 011-44-294557911
-----------------------------------------------------------------------------------------------------------------------------------

 71 Pen Cabling Technology, LLC                              Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    1501 Webster Street                                      lessor                                        System. Inc.
    Dayton, OH 45404
    T: 801-973-6090
-----------------------------------------------------------------------------------------------------------------------------------
 72 Precision Cable Mfg                                      Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    PO Box 1448                                              lessor                                        System. Inc.
    1290 E. Interstate 30
    Rockwall, TX  75087-1448
    T: 972-771-1233
-----------------------------------------------------------------------------------------------------------------------------------
 73 Shattuc Cord Specialties                                 Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    2340 Ernie Krueger Circle                                lessor                                        System. Inc.
    Waukegan, IL 60087
-----------------------------------------------------------------------------------------------------------------------------------
 74 Access Electronics, Inc                                  Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    4190 Grove Avenue                                        lessor                                        System. Inc.
    Gurnee, IL  60031
    T: 847-244-1200
-----------------------------------------------------------------------------------------------------------------------------------
 75 Plamex S.A.                                              Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    PO Box 434297                                            lessor                                        System. Inc.
    San Diego, CA  92143-4297
-----------------------------------------------------------------------------------------------------------------------------------
 76 Avalanche Industries Inc                                 Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    425 E Fillmore Street                                    lessor                                        System. Inc.
    Colorado Springs, CO  80907
    T: 719-536-4505
-----------------------------------------------------------------------------------------------------------------------------------
 77 Compulink                                                Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    1205 Gandy Blvd N                                        lessor                                        System. Inc.
    St Petersburg, FL 33702
    T: 813-579-1065
-----------------------------------------------------------------------------------------------------------------------------------
 78 BS Cable Company                                         Equipment lease (ss-20 machine); Debtor is    Stewart Connector
    805 West 5th Street, Unit 14                             lessor                                        System. Inc.
    Lansdale, PA  19446
    T: 215-361-6999
-----------------------------------------------------------------------------------------------------------------------------------
 79 The Siemon Company                                       Technology Use Agreement; Debtor is Licensor; Stewart Connector
    76 Westbury Park Road                                    Payment to Stewart can vary from $1 to        System. Inc.
    Watertown, CT  06795-0400                                $75K/year depending on total purchases by The
                                                             Siemon Co.
-----------------------------------------------------------------------------------------------------------------------------------
 80 ADC Telecommunications, Inc.                             License agreement; Debtor is Licensor,        Stewart Connector
    12501 Whitewater Drive                                   Payment to Stewart can vary from 0 to         System. Inc.
    Minnetonka, MN  55343                                    $150K/year depending on total purchases by
                                                             ADC.
-----------------------------------------------------------------------------------------------------------------------------------
 81 Span de Mexico SV de CV                                  Inventory Management Agreement between        Stewart Connector
    Calle San Francisco #32C                                 Insilco Corporation and Span de Mexico.  Fees System. Inc.
    Parque Industrial San Carlos                             for handling services $1100 / mo.
    Nogales, Sonora, Mexico 84000
-----------------------------------------------------------------------------------------------------------------------------------
 82 Avaya, Inc.                                              Consignment Agreement between Stewart         Stewart Connector
    12000 I Street                                           Connector Systems and Avaya                   System. Inc.
    Omaha, NE  68137
-----------------------------------------------------------------------------------------------------------------------------------

 83 Flextronics Global Procurement Ltd                       Supplier Managed Inventory Agreement between  Stewart Connector
    #48 Par-la-Ville Road                                    Stewart Connector Systems and Flextronics     System. Inc.
    Hamilton, Bermuda HM 11
-----------------------------------------------------------------------------------------------------------------------------------
 84 Jabil Circuit, Inc.                                      Purchasing Agreement between Stewart          Stewart Connector
    10800 Roosevelt Blvd.                                    Connector Systems and Jabil                   System. Inc.
    St. Petersburg, FL  33716
-----------------------------------------------------------------------------------------------------------------------------------
 85 Comercializadora de Insumos para Maquiladoras Sa De CV   Inventory Management Agreement between ITG    Stewart Connector
                                                             Global and Comercializadora de Insumos para   System. Inc.
                                                             Maquiladoras Sa De CV
-----------------------------------------------------------------------------------------------------------------------------------
 86 De Lage Landen                                           Equipment Lease                               InNet Technologies, Inc.
    P.O. Box 41601
    Philadelphia, PA 19101-1601
    T: 800-736-0220
-----------------------------------------------------------------------------------------------------------------------------------
 87 Scripps Terrace Business Park                            Office Lease                                  InNet Technologies, Inc.
    5360-G Eastgate Mall
    San Diego, CA 92121
    T: 858-625-0055
    F: 858-625-0054
-----------------------------------------------------------------------------------------------------------------------------------
 88 Agilent Financial Services, Inc.                         Equipment Lease                               InNet Technologies, Inc.
    P.O. Box 36263
    Charlotte, NC 28236-6263
-----------------------------------------------------------------------------------------------------------------------------------
 89 Agilent Financial Services,  Inc.                        Equipment Lease                               InNet Technologies, Inc.
    P.O. Box 36263
    Charlotte, NC 28236-6263
-----------------------------------------------------------------------------------------------------------------------------------
 90 Advanced Electro-Mechanical Sales, Inc. (A.E.S.I)        Sales Representative Agreement                InNet Technologies, Inc.
    8521 154th Street N.E.
    Redmond, WA 98052
    T:425-869-9841
    F:425-881-2618
-----------------------------------------------------------------------------------------------------------------------------------
 91 Arotech, Inc.                                            Sales Representative Agreement                InNet Technologies, Inc.
    11771 N. Spotted Horse Lane
    Fountain Hills, AZ   85268
    T:480-837-6295
    F:480-837-5535
-----------------------------------------------------------------------------------------------------------------------------------
 92 Atlantic Technical Components, Inc.                      Sales Representative Agreement                InNet Technologies, Inc.
    269 Heather Lane
    Franklin Lakes, NJ  07417
    T:201-337-3008
    F:201-337-2477
-----------------------------------------------------------------------------------------------------------------------------------
 93 Aurora-Schmitt Associates                                Sales Representative Agreement                InNet Technologies, Inc.
    738 Smithtown Bypass
    Smithtown, NY 11787
-----------------------------------------------------------------------------------------------------------------------------------
 94 Aztec Technologies SC                                    Sales Representative Agreement                InNet Technologies, Inc.
    Av. Mariano Otero #5749
    Int. 3 Paseos Del Sol
    Zapopan, Jalisco CP45079 Mexico
-----------------------------------------------------------------------------------------------------------------------------------
 95 C & K Technologies, Inc.                                 Sales Representative Agreement                InNet Technologies, Inc.
    1514 Meadow Brook Lane
    West Chester, PA  19380
    T:610-692-6880
    F:610-692-6817
-----------------------------------------------------------------------------------------------------------------------------------

 96 Carl H. Schmidt Company                                  Sales Representative Agreement                InNet Technologies, Inc.
    26555 Evergreen Road
    Southfield, MI  48076
    T:248-353-4102
    F:248-353-6000
-----------------------------------------------------------------------------------------------------------------------------------
 97 Chinook Technical Sales                                  Sales Representative Agreement                InNet Technologies, Inc.
    10371 W. Caley Place
    Littleton, CO 80127
    T:303-933-9007
-----------------------------------------------------------------------------------------------------------------------------------
 98 Combined Sales                                           Sales Representative Agreement                InNet Technologies, Inc.
    7616 Orchard Avenue North
    Brooklyn Park, MN 55443
    T:763-566-0530
    F:763-566-6640
-----------------------------------------------------------------------------------------------------------------------------------
 99 Current Southall Thomas                                  Sales Representative Agreement                InNet Technologies, Inc.
    900 McKay Rd., Unit 2
    Pickering, ON L1W 3X8 CanadaT:905-619-0497
-----------------------------------------------------------------------------------------------------------------------------------
100 Electronic Marketing Assoc., Inc.                        Sales Representative Agreement                InNet Technologies, Inc.
    185 Wind Chime Ct. Suite 101
    Raleigh, NC 27615
    T:919-847-8800
-----------------------------------------------------------------------------------------------------------------------------------
101 ESCO/Sierra West                                         Distributors Agreement                        InNet Technologies, Inc.
    25 Hubble
    Irvine, CA 92618
-----------------------------------------------------------------------------------------------------------------------------------
102 FAM-CO                                                   Sales Representative Agreement                InNet Technologies, Inc.
    5110 Reservation Road
    Placerville, CA 95667
-----------------------------------------------------------------------------------------------------------------------------------
103 First Phase Components, Inc.                             Distributors Agreement                        InNet Technologies, Inc.
    21 Spectrum Pointe
    Lake Forest, CA 92630
    T: 800-287-5228
-----------------------------------------------------------------------------------------------------------------------------------
104 Future Electronics                                       Distributors Agreement                        InNet Technologies, Inc.
    237 Hymus Avenue
    Point Claire, Quebec H9R 5C7, Canada
-----------------------------------------------------------------------------------------------------------------------------------
105 Harper & Two, Inc.                                       Sales Representative Agreement                InNet Technologies, Inc.
    2798 Junipero Avenue
    Signal Hill, CA 90806
    T:562-424-3030
-----------------------------------------------------------------------------------------------------------------------------------
106 Inline Sales and Marketing                               Sales Representative Agreement                InNet Technologies, Inc.
    345 Saratoga Ave.
    Santa Clara, CA 95050
    T:408-556-1467
    F:408-556-1460
-----------------------------------------------------------------------------------------------------------------------------------
107 Kensington Electronics, Inc.                             Distributors Agreement                        InNet Technologies, Inc.
    75 Argonaut, Suite B
    Aliso Viejo, CA 92626
-----------------------------------------------------------------------------------------------------------------------------------

108 Lancastle Sales, Inc.                                    Sales Representative Agreement                InNet Technologies, Inc.
    751 Frontenac Center, Suite 115
    Naperville, IL 60563
    T: 630-527-1147
    F:630-527-1142
-----------------------------------------------------------------------------------------------------------------------------------
109 Logix Sales & Marketing, Inc.                            Sales Representative Agreement                InNet Technologies, Inc.
    2510 Tarpley Rd., Ste. 4
    Carrollton, TX 75006
    T:713-665-2645
    F:713-663-6303
-----------------------------------------------------------------------------------------------------------------------------------
110 Naltron                                                  Sales Representative Agreement                InNet Technologies, Inc.
    5401 West Kennedy Blvd., Suite 1060
    Tampa, FL 33609
    T:813-287-1433
-----------------------------------------------------------------------------------------------------------------------------------
111 Naudain Associates Southern                              Sales Representative Agreement                InNet Technologies, Inc.
    8100 Beechcraft Avenue
    Gaithersburg, MD 20879
-----------------------------------------------------------------------------------------------------------------------------------
112 Norris and Associates                                    Sales Representative Agreement                InNet Technologies, Inc.
    175 Derby Street #23
    Hingham, MA 02043
    T:781-749-5021
    F:781-749-5088
-----------------------------------------------------------------------------------------------------------------------------------
113 Northeast Technical Sales                                Sales Representative Agreement                InNet Technologies, Inc.
    148 Country Way
    Madison, CT 06443
    T:520-752-2434
    F:203-421-4733
-----------------------------------------------------------------------------------------------------------------------------------
114 Projections Unlimited, Inc.                              Distributors Agreement                        InNet Technologies, Inc.
    14831 Myford Road
    Tustin, CA 92780
    T:714-544-2700
-----------------------------------------------------------------------------------------------------------------------------------
115 Schott Corporation                                       Original Equipment MFR.                       InNet Technologies, Inc.
    1000 Parkers Lake Road
    Wayzata, MN 55391
    T:952-475-1173
    F:952-475-1786
-----------------------------------------------------------------------------------------------------------------------------------
116 Spectra Electronics                                      Distributors Agreement                        InNet Technologies, Inc.
    43140 Osgood Road
    Fremont, CA 94539
    T: 510-440-3080
    F:510-440-3883
-----------------------------------------------------------------------------------------------------------------------------------
117 Thomas L. Dowell & Associates, Inc.                      Sales Representative Agreement                InNet Technologies, Inc.
    8460 Watson Road, Suite 141
    St. Louis, MO 63119
    T:314-849-1795
    F:314-849-4234
-----------------------------------------------------------------------------------------------------------------------------------
118 TMC                                                      Sales Representative Agreement                InNet Technologies, Inc.
    1526 E. Greyhound Pass
    Carmel, IN 46032
    T:317-573-5472
    F:317-844-8462
-----------------------------------------------------------------------------------------------------------------------------------

119 Sager Electrical Supply Company                          Distributors Agreement                        InNet Technologies, Inc.
    60 Research Road
    Hingham, MA 02043
-----------------------------------------------------------------------------------------------------------------------------------
120 Flextronics Global Procurement LTD.                      Strategic Supplier Program                    InNet Technologies, Inc.
    48 Par-La-Ville Road Suite 1143
    Hamilton, HM11 Canada
-----------------------------------------------------------------------------------------------------------------------------------
121 Jabil Circuit                                            Supplier Marketing Program Agreement          InNet Technologies, Inc.
    10800 Roosevelt Blvd
    St Petersburg, Fl  33716
-----------------------------------------------------------------------------------------------------------------------------------
122 Dale A. Trunzo                                           Employment Agreement                          InNet Technologies, Inc.
    8835 Ellingham Street
    San Diego, CA 92129
-----------------------------------------------------------------------------------------------------------------------------------
123 Ned W. Buoymaster                                        Employment Agreement                          InNet Technologies, Inc.
    7944 Princess Street
    La Jolla, CA 92037
-----------------------------------------------------------------------------------------------------------------------------------
124 Larry L. Faydo                                           Employment Agreement                          InNet Technologies, Inc.
    5014 Terraza Playa Catalina
    San Diego, CA 92124
-----------------------------------------------------------------------------------------------------------------------------------
125 Wing Hon David Ngan                                      Employment Agreement                          InNet Technologies, Inc.
    21 Venezia
    Newport Coast, CA 92657
-----------------------------------------------------------------------------------------------------------------------------------
126 Mohammad Saboori                                         Employment Agreement                          InNet Technologies, Inc.
    8518 Hopseed Lane
    San Diego, CA 92129
-----------------------------------------------------------------------------------------------------------------------------------
127 Kenneth C. Holcomb                                       Employment Agreement                          InNet Technologies, Inc.
    14278 Dalhousie Road
    San Diego, CA 92129
-----------------------------------------------------------------------------------------------------------------------------------
128 James F. Haley                                           Employment Agreement                          InNet Technologies, Inc.
    11414 Wills Creek Road
    San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------
129 Teri M. Gill                                             Employment Agreement                          InNet Technologies, Inc.
    18047 Old Coach Road
    Poway, CA 92064
-----------------------------------------------------------------------------------------------------------------------------------
130 Pitney Bowes                                             Mail Machine Rental                           InNet Technologies, Inc.
    P.O. Box 856390
    Louisville, KY 40285-6390
-----------------------------------------------------------------------------------------------------------------------------------
131 Aztec Business Machines, Inc.                            Copier Machine Maintenance                    InNet Technologies, Inc.
    8670 Argent Street
    Santee, CA 92071-1472
-----------------------------------------------------------------------------------------------------------------------------------
132 Protection One Alarm Services                            Premises Security Service                     InNet Technologies, Inc.
    P.O. Box 79016
    Phoenix, AZ 85062-9016
-----------------------------------------------------------------------------------------------------------------------------------
133 Airgas West                                              Month-to-Month Air Tank Rental                InNet Technologies, Inc.
    P.O. Box 6030
    Lakewood, CA 90714-6030
-----------------------------------------------------------------------------------------------------------------------------------

134 Exact Software-North America                             Macola Software Maintenance                   InNet Technologies, Inc.
    P.O. Box 1066
    Cincinnati, OH  45264-1066
-----------------------------------------------------------------------------------------------------------------------------------
135 Arrowhead Mountain Spring Water                          Month-to-Month Water Cooler Rental            InNet Technologies, Inc.
    P.O. Box 52237
    Phoenix, AZ 85072-2237
-----------------------------------------------------------------------------------------------------------------------------------
136 Storage West Self Storage                                Offsite storage units, month to month rental  InNet Technologies, Inc.
    10715 Scripps Ranch Blvd.                                totaling $409.90 per month.
    San Diego, CA 92131-1028
    858-586-1010
-----------------------------------------------------------------------------------------------------------------------------------
137 Pitney Bowes Credit Corp                                 Equipment Lease                               Signal Transformer Co.,
    2225 American Drive                                                                                    Inc.
    Neenah, Wi. 54956-1005
    Account No 1955988
-----------------------------------------------------------------------------------------------------------------------------------
138 Newcourt Leasing Corp. / CIT                             Equipment Lease                               Signal Transformer Co.,
    4600 Touchton Road East Bldg 100,                                                                      Inc.
    Suite 300
    Jacksonville, Fl 32246
-----------------------------------------------------------------------------------------------------------------------------------
139 De Lage Landen Account Processing Center                 Equipment Lease                               Signal Transformer Co.,
    1111 Old Eagle School Road                                                                             Inc.
    PO Box 6608
    Wayne, Pa 19087
-----------------------------------------------------------------------------------------------------------------------------------
140 Point Financial Inc.                                     Equipment Lease                               Signal Transformer Co.,
    PO Box 50576                                                                                           Inc.
    Phoenix, Az. 85076-0576
-----------------------------------------------------------------------------------------------------------------------------------
141 EMC2                                                     Mini Computer- hardware & operating system    Signal Transformer Co.,
    Attn: Dan Prior                                                                                        Inc.
    PO Box 651388
    Charlotte, NC 28265-1388
-----------------------------------------------------------------------------------------------------------------------------------
142 Abra Software                                            Abra Suite- HR software                       Signal Transformer Co.,
    PO Box 64351                                                                                           Inc.
    Baltimore, MD 21264-4351
-----------------------------------------------------------------------------------------------------------------------------------
143 Ardent Software (Informix)                               Database software environment                 Signal Transformer Co.,
    16011College Blvd                                                                                      Inc.
    Lenexa, KS 66219
-----------------------------------------------------------------------------------------------------------------------------------
144 GRMS, Inc.                                               Mini-computer application software            Signal Transformer Co.,
    Attn: Dianna Stackow                                                                                   Inc.
    640 Johnson Avenue
    Bohemia, NY 11716-2624
-----------------------------------------------------------------------------------------------------------------------------------
145 Software Co-Op, Inc.                                     PSS shipping system & rate maintenance        Signal Transformer Co.,
    Attn: Mike S                                                                                           Inc.
    1284 North Broad Street
    Hillside, NJ+B38 07205-2403
-----------------------------------------------------------------------------------------------------------------------------------
146 Peak Technologies, Inc.                                  Computer printers maintenance                 Signal Transformer Co.,
    Attn: Bill Berry                                                                                       Inc.
    9200 Berger Road
    Columbia, MD 21046
-----------------------------------------------------------------------------------------------------------------------------------

147 Optio Software                                           Channel Doc Server (forms) maintenance        Signal Transformer Co.,
    3015 Windward Plaza                                                                                    Inc.
    Alpharetta, GA 30005
-----------------------------------------------------------------------------------------------------------------------------------
148 Total Computer Systems, Ltd.                             Network servers                               Signal Transformer Co.,
    1895 Walt Whitman Road                                                                                 Inc.
    Melville, NY 11747
-----------------------------------------------------------------------------------------------------------------------------------
149 Cole Systems Associates, Inc.                            Fax system maintenance                        Signal Transformer Co.,
    174 Hudson Street                                                                                      Inc.
    New York, NY 10013
-----------------------------------------------------------------------------------------------------------------------------------
150 PSI Software, Inc.                                       NAFTA software maintenance                    Signal Transformer Co.,
    PO Box 221560                                                                                          Inc.
    El Paso, TX 79913-4560
-----------------------------------------------------------------------------------------------------------------------------------
151 IBM Corporation                                          Universe software maintenane                  Signal Transformer Co.,
    Attn: Ron Dorey, Maintenance Support Group                                                             Inc.
    4100 Bohannon Drive
    Menlo Park, CA 94025
-----------------------------------------------------------------------------------------------------------------------------------
152 I-2000 Internet                                          Internet service                              Signal Transformer Co.,
    Attn: Pauline Tarowsk                                                                                  Inc.
    50 Broad Street, Suite 737
    New York, NY 10004
-----------------------------------------------------------------------------------------------------------------------------------
153 Godfrey Advertising                                      Signal web-site maintenance                   Signal Transformer Co.,
    2890 Hempland Road                                                                                     Inc.
    Lancaster, PA 17601
-----------------------------------------------------------------------------------------------------------------------------------
154 ADP                                                      Payroll service                               Signal Transformer Co.,
    100 Northwest Point Blvd                                                                               Inc.
    Elk Grove, IL 60656
-----------------------------------------------------------------------------------------------------------------------------------
155 Pitney Bowes Credit Corp                                 Mailing machine, scale & postage meter        Signal Transformer Co.,
    PO Box 85460                                                                                           Inc.
    Louisville, KY 40285-5460
-----------------------------------------------------------------------------------------------------------------------------------
156 Point Financial                                          Inter-Tel telephone system                    Signal Transformer Co.,
    Attn: A/R Manager                                                                                      Inc.
    PO Box 50576
    Phoenix, AZ 85076-0576
-----------------------------------------------------------------------------------------------------------------------------------
157 Newcourt Financial                                       2 Sharp copiers                               Signal Transformer Co.,
    1769 Paragon Drive, Suite 100                                                                          Inc.
    Memphis, TN 38132
-----------------------------------------------------------------------------------------------------------------------------------
158 De Lage Landen                                           Sharp Fax                                     Signal Transformer Co.,
    1111 Old Eagle School Road                                                                             Inc.
    Ref No. 24335271
    Wayne, PA 19087
-----------------------------------------------------------------------------------------------------------------------------------
159 Tele-verse Communications                                Phone system maintenance                      Signal Transformer Co.,
    730 Blue Point Road                                                                                    Inc.
    Holtsville, NY 11742-1832
-----------------------------------------------------------------------------------------------------------------------------------
160 Shred-It New York                                        Office waste pickup                           Signal Transformer Co.,
    50 21st Street, Suite C                                                                                Inc.
    Brooklyn, NY 11232
-----------------------------------------------------------------------------------------------------------------------------------
161 ADT Security Services                                    Fire and burglar alarm service                Signal Transformer Co.,
    150 Clearbrook Road                                                                                    Inc.
    Elmsford, NY 10523
-----------------------------------------------------------------------------------------------------------------------------------

162 Fire Command Co., Inc.B43                                Sprinkler system contract                     Signal Transformer Co.,
    475 Long Beach Boulevard                                                                               Inc.
    Long Beach, NY 11561
-----------------------------------------------------------------------------------------------------------------------------------
163 Cincinnati Time Recorder                                 Time clocks maintenance                       Signal Transformer Co.,
    907 Broadway                                                                                           Inc.
    New York, NY 10010
-----------------------------------------------------------------------------------------------------------------------------------
164 Long Island Water Corp                                   Water service                                 Signal Transformer Co.,
    733 Sunrise Highway                                                                                    Inc.
    Lynbrook, NY 11563-2921
-----------------------------------------------------------------------------------------------------------------------------------
165 Long Island Power Authority                              Electric service                              Signal Transformer Co.,
    455 Mill Road                                                                                          Inc.
    Hewlett, NY 11557
-----------------------------------------------------------------------------------------------------------------------------------
166 Keyspan Energy Services                                  Gas service                                   Signal Transformer Co.,
    PO Box 9039                                                                                            Inc.
    Hicksville, NY 11815-0001
-----------------------------------------------------------------------------------------------------------------------------------
167 Island Waste Services                                    Refuse/dumpster pickup                        Signal Transformer Co.,
    344 Duffy Avenue                                                                                       Inc.
    Hicksville, NY 11801
-----------------------------------------------------------------------------------------------------------------------------------
168 NYS Dept of Environmental Cons.                          Air pollution emission permits                Signal Transformer Co.,
    Regulatory Fee Determination                                                                           Inc.
    Box 5973 GPO
    New York, NY 10087-5973
-----------------------------------------------------------------------------------------------------------------------------------
169 MAF Mechanical Services Corp                             Air conditioning/heating contract             Signal Transformer Co.,
    168 Irving Avenue                                                                                      Inc.
    Port Chester, NY 10573
-----------------------------------------------------------------------------------------------------------------------------------
170 Unifirst Corporation                                     Dust mat service                              Signal Transformer Co.,
    7 Sidney Court                                                                                         Inc.
    Lindenhurst, NY 11757-0622
-----------------------------------------------------------------------------------------------------------------------------------
171 Magic Exterminating Co                                   Pest control service                          Signal Transformer Co.,
    59-01 Kissena Blvd                                                                                     Inc.
    Flushing, NY 11355
-----------------------------------------------------------------------------------------------------------------------------------
172 Middle Bay Maintenance                                   Office/restrooms cleaning service             Signal Transformer Co.,
    PO Box 153                                                                                             Inc.
    Hewlett, NY 11557
-----------------------------------------------------------------------------------------------------------------------------------
173 Peninsula Window Cleaning                                Window cleaning service                       Signal Transformer Co.,
    PO Box 255                                                                                             Inc.
    Cedarhurst, NY 11516
-----------------------------------------------------------------------------------------------------------------------------------
174 Joseph Biondo                                            Grounds maintenance                           Signal Transformer Co.,
    5 Barnaby Court                                                                                        Inc.
    Hauppauge, NY 11788
-----------------------------------------------------------------------------------------------------------------------------------
175 Universal Scale Co                                       Scale maintenance                             Signal Transformer Co.,
    15 Garnder Road                                                                                        Inc.
    Fairfield, NJ 07004
-----------------------------------------------------------------------------------------------------------------------------------
176 General Calibration, Inc.                                General test equipment maintenance            Signal Transformer Co.,
    2 Mars Court                                                                                           Inc.
    Boonton, NJ 07005
-----------------------------------------------------------------------------------------------------------------------------------

177 Voltech Instruments, Inc.                                Voltech test equipment maintenance            Signal Transformer Co.,
    Attn: Craig                                                                                            Inc.
    2725 E. Millbrook Road, Suite 121
    Raleigh, NC 27604
-----------------------------------------------------------------------------------------------------------------------------------
178 Pete Sarkissian                                          Coil winding machine maintenance              Signal Transformer Co.,
    46-31 215th Place                                                                                      Inc.
    Bayside, NY 11361
-----------------------------------------------------------------------------------------------------------------------------------
179 Tinsley Aztec Instruments                                Turns testers & platforms maintenance         Signal Transformer Co.,
    Attn: David Ternet                                                                                     Inc.
    5625 S.W. 87th Street
    Miami, FL 33143
-----------------------------------------------------------------------------------------------------------------------------------
180 Certilman Balin Adler & Hyman                            Real estate tax legal services                Signal Transformer Co.,
    90 Merrick Avenue                                                                                      Inc.
    East Meadow, NY 11554
-----------------------------------------------------------------------------------------------------------------------------------
181 Buchanan Ingersol                                        Signal trademarks legal service               Signal Transformer Co.,
    Ref# 42867-000001                                                                                      Inc.
    140 Broadway, 35th Floor
    New York, NY 10005
-----------------------------------------------------------------------------------------------------------------------------------
182 United Parcel Service                                    Shipping services agreement/tariff discount   Signal Transformer Co.,
    1300 I-35 North, Suite 100                                                                             Inc.
    Carrollton, TX 75006-3891
-----------------------------------------------------------------------------------------------------------------------------------
183 Parque Industrial Itabo, SA.                             Dominican Republic Facility Lease             Signal Transformer Co.,
                                                                                                          Inc., as guarantor
-----------------------------------------------------------------------------------------------------------------------------------
184 The Whitaker Corporation                                 Cross-License Agreement                       Stewart Connector
                                                                                                           Systems, Inc.
185 Bay Networks, Inc.                                       License Agreement                             Stewart Connector
                                                                                                           Systems, Inc.
186 AT&T                                                     Patent License Agreement                      Stewart Connector
                                                                                                           Systems, Inc.
187 FCI Americas, Inc.                                       Agreement Settling Interference               Stewart Connector
                                                                                                           Systems, Inc.
-----------------------------------------------------------------------------------------------------------------------------------


LONGER TERM VENDOR PURCHASE ORDERS
-----------------------------------------------------------------------------------------------------------------------------------
         VENDOR                                       PO NUMBER     DELIVERY DATE      TOTAL EST.              COMPANY
                                                                                         COST
-----------------------------------------------------------------------------------------------------------------------------------
1  DEMSEY MFG. CO., INC.                               PO-10610*1       2/7/2003       $15,970.00     Stewart Connector System. Inc.
   Attn: TOM GUIDITTA
   78 NEW WOOD ROAD
   WATERTOWN, CT 06795
-----------------------------------------------------------------------------------------------------------------------------------
2  BRYAN METALS, INC.                                  PO-14452*1       2/7/2003        10,296.30     Stewart Connector System. Inc.
   1103 S. MAIN ST.
   BRYAN, OH 43506
-----------------------------------------------------------------------------------------------------------------------------------

3  BRYAN METALS, INC.                                  PO-14455*1       2/7/2003        16,000.00     Stewart Connector System. Inc.
   1103 S. MAIN ST.
   BRYAN, OH 43506
-----------------------------------------------------------------------------------------------------------------------------------
4  BRYAN METALS, INC.                                  PO-14514*1       2/7/2003         4,493.83     Stewart Connector System. Inc.
   1103 S. MAIN ST.
   BRYAN, OH 43506
-----------------------------------------------------------------------------------------------------------------------------------
5  STEWART STAMPING CORP.                              PO-14520*1       2/7/2003       117,450.00     Stewart Connector System. Inc.
   630 CENTRAL PARK AVE.
   YONKERS, NY 10704
-----------------------------------------------------------------------------------------------------------------------------------
6  TECH ETCH                                            PO-8663*1       2/7/2003         2,397.12     Stewart Connector System. Inc.
   Attn.: TONYA DEAN
   45 ALDRIN ROAD
   PLYMOUTH, MA 02360
-----------------------------------------------------------------------------------------------------------------------------------
7  GE POLYMERLAND                                      PO-14176*1      2/10/2003         8,800.00     Stewart Connector System. Inc.
   9930 KINCEY AVENUE
   HUNTERSVILLE, NC 28078
-----------------------------------------------------------------------------------------------------------------------------------
8  GE POLYMERLAND                                      PO-14178*1      2/10/2003         2,959.00     Stewart Connector System. Inc.
   9930 KINCEY AVENUE
   HUNTERSVILLE, NC 28078
-----------------------------------------------------------------------------------------------------------------------------------
9  POLY ONE DISTRIBUTION                               PO-14180*1      2/10/2003         7,975.00     Stewart Connector System. Inc.
   Attn.: KELLY
   1 SCULLY ROAD
   MOLUMCO INDUSTRIAL PARK
   AYER, MA 01432
-----------------------------------------------------------------------------------------------------------------------------------
10 DSM ENGINEERING PLASTICS                            PO-14186*1      2/10/2003        61,560.00     Stewart Connector System. Inc.
   2267 WEST MILL RD
   EVANSVILLE, IN 47732
-----------------------------------------------------------------------------------------------------------------------------------
11 BRYAN METALS, INC.                                  PO-14780*1      2/10/2003         3,229.60     Stewart Connector System. Inc.
   1103 S. MAIN ST.
   BRYAN, OH 43506
-----------------------------------------------------------------------------------------------------------------------------------
12 BRYAN METALS, INC.                                  PO-14781*1      2/10/2003         7,340.00     Stewart Connector System. Inc.
   1103 S. MAIN ST.
   BRYAN, OH 43506
-----------------------------------------------------------------------------------------------------------------------------------
13 BRYAN METALS, INC.                                  PO-14782*1      2/10/2003         3,229.60     Stewart Connector System. Inc.
   1103 S. MAIN ST.
   BRYAN, OH 43506
-----------------------------------------------------------------------------------------------------------------------------------
14 ALPHA GRAINGER MANUFACTURING, INC.                  PO-14634*1      2/12/2003         1,690.00     Stewart Connector System. Inc.
   Attn.: BILL WOOSTER
   20 DISCOVERY WAY
   FRANKLIN, MA 02038
-----------------------------------------------------------------------------------------------------------------------------------
15 TYCO ELECTRONICS CORPORATION                        PO-13439*1      2/21/2003         2,376.00     Stewart Connector System. Inc.
   Attn.: PAT PRICHARD
   CUSTOMER SERVICE MS 38-85
   PO BOX 3608
   HARRISBURG, PA 17105
-----------------------------------------------------------------------------------------------------------------------------------
16 NGK METALS CORPORATION                              PO-12354*1       3/3/2003        26,940.00     Stewart Connector System. Inc.
   Attn.: KIM JONES
   917 US HIGHWAY 11 SOUTH
   SWEETWATER, TN 37874
-----------------------------------------------------------------------------------------------------------------------------------

17 PRINT-O-STAT, INC.                                  PO-14392*1       3/3/2003            70.24     Stewart Connector System. Inc.
   Attn: VICKY
   PO BOX M-55
   1011 W. MARKET STREET
   YORK, PA 17405
-----------------------------------------------------------------------------------------------------------------------------------
18 WALCO CORP.                                         PO-14530*1       3/3/2003         2,766.96     Stewart Connector System. Inc.
   Attn.: SARAH HARVANEK
   PO BOX 9
   1651 EAST SUTTER ROAD
   GLENSHAW, PA 15116
-----------------------------------------------------------------------------------------------------------------------------------
19 STEWART STAMPING CORP.                              PO-14769*1       3/3/2003        25,150.00     Stewart Connector System. Inc.
   630 CENTRAL PARK AVE.
   YONKERS, NY 10704
-----------------------------------------------------------------------------------------------------------------------------------
20 DEMSEY MFG. CO., INC.                               PO-10610*1       3/7/2003        15,970.00     Stewart Connector System. Inc.
   Attn: TOM GUIDITTA
   78 NEW WOOD ROAD
   WATERTOWN, CT 06795
-----------------------------------------------------------------------------------------------------------------------------------
21 ALPHA GRAINGER MANUFACTURING, INC.                  PO-14634*1      3/12/2003         1,690.00     Stewart Connector System. Inc.
   Attn.: BILL WOOSTER
   20 DISCOVERY WAY
   FRANKLIN, MA 02038
-----------------------------------------------------------------------------------------------------------------------------------
22 WALCO CORP.                                         PO-14530*1      3/31/2003         2,766.96     Stewart Connector System. Inc.
   Attn.: SARAH HARVANEK
   PO BOX 9
   1651 EAST SUTTER ROAD
   GLENSHAW, PA 15116
-----------------------------------------------------------------------------------------------------------------------------------
23 ALPHA GRAINGER MANUFACTURING, INC.                  PO-14634*1       4/9/2003         1,690.00     Stewart Connector System. Inc.
   Attn.: BILL WOOSTER
   20 DISCOVERY WAY
   FRANKLIN, MA 02038
-----------------------------------------------------------------------------------------------------------------------------------
24 WALCO CORP.                                         PO-14530*1      4/22/2003         2,766.96     Stewart Connector System. Inc.
   Attn.: SARAH HARVANEK
   PO BOX 9
   1651 EAST SUTTER ROAD
   GLENSHAW, PA 15116
-----------------------------------------------------------------------------------------------------------------------------------
25 SCHAEFER EXCAVATING                                 PO-14348*1      4/30/2003             0.00     Stewart Connector System. Inc.
   17248 BARRENS ROAD NORTH
   STEWARTSTOWN, PA 17363
-----------------------------------------------------------------------------------------------------------------------------------
26 ALPHA GRAINGER MANUFACTURING, INC.                  PO-14634*1       5/7/2003         1,690.00     Stewart Connector System. Inc.
   Attn.: BILL WOOSTER
   20 DISCOVERY WAY
   FRANKLIN, MA 02038
-----------------------------------------------------------------------------------------------------------------------------------
27 ABSOLUTELY CLEAN                                    PO-14641*1      5/30/2003        12,000.00     Stewart Connector System. Inc.
   Attn.: JUDY OR DUTCH
   7 MARIE DRIVE
   HANOVER, PA 17331
-----------------------------------------------------------------------------------------------------------------------------------

28 ABSOLUTELY CLEAN                                    PO-14641*2      5/30/2003         6,000.00     Stewart Connector System. Inc.
   Attn.: JUDY OR DUTCH
   7 MARIE DRIVE
   HANOVER, PA 17331
-----------------------------------------------------------------------------------------------------------------------------------
29 INSTRON CORP.                                        PO-6112*3      5/31/2003           528.00     Stewart Connector System. Inc.
   Attn.: TOM GINAND
   100 ROYAL STREET
   CANTON, MA 02021
-----------------------------------------------------------------------------------------------------------------------------------
30 XEROX CORPORATION                                    PO-2435*1       6/1/2003        67,500.00     Stewart Connector System. Inc.
   PO BOX 7598
   PHILADELPHIA, PA 19101-7598
-----------------------------------------------------------------------------------------------------------------------------------
31 ALPHA GRAINGER MANUFACTURING, Attn.: BILL WOOSTER   PO-14634*1       6/4/2003         1,690.00     Stewart Connector System. Inc.
   20 DISCOVERY WAY
   FRANKLIN, MA 02038
-----------------------------------------------------------------------------------------------------------------------------------
32 PARAMETRIC TECHNOLOGY CORPORATION                   PO-10822*3      10/1/2003        32,240.00     Stewart Connector System. Inc.
   Attn.: TINA FREEMAN
   140 Kendrick St.
   NEEDHAM, MA 02494-2714
-----------------------------------------------------------------------------------------------------------------------------------
33 ACCU-DYNE INC                                       K1910*1*3       3/14/2003           670.00     Signal Transformer Co., Inc.
   Attn.: LYNN LIVERMORE
   700 COLFAX STREET
   ROCHESTER, NY 14606
-----------------------------------------------------------------------------------------------------------------------------------
34 ACCU-DYNE INC                                       K1910*2*3       3/14/2003           584.00     Signal Transformer Co., Inc.
   Attn.: LYNN LIVERMORE
   700 COLFAX STREET
   ROCHESTER, NY 14606
-----------------------------------------------------------------------------------------------------------------------------------
35 ACCU-DYNE INC                                       K1910*1*4       5/16/2003           670.00     Signal Transformer Co., Inc.
   Attn.: LYNN LIVERMORE
   700 COLFAX STREET
   ROCHESTER, NY 14606
-----------------------------------------------------------------------------------------------------------------------------------
36 ACCU-DYNE INC                                       K1910*2*4       5/16/2003           584.00     Signal Transformer Co., Inc.
   Attn.: LYNN LIVERMORE
   700 COLFAX STREET
   ROCHESTER, NY 14606
-----------------------------------------------------------------------------------------------------------------------------------
37 ACCU-DYNE INC                                       K1910*1*5       7/18/2003           670.00     Signal Transformer Co., Inc.
   Attn.: LYNN LIVERMORE
   700 COLFAX STREET
   ROCHESTER, NY 14606
-----------------------------------------------------------------------------------------------------------------------------------
38 ACCU-DYNE INC                                       K1910*2*5       7/18/2003           584.00     Signal Transformer Co., Inc.
   Attn.: LYNN LIVERMORE
   700 COLFAX STREET
   ROCHESTER, NY 14606
-----------------------------------------------------------------------------------------------------------------------------------
39 INNET TECHNOLOGIES                                 K2069*10*1        2/7/2003         4,590.00     Signal Transformer Co., Inc.
   10635 Scripps Ranch Blvd.
   Suite F
   San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------

40 INNET TECHNOLOGIES                                 K2069*13*1        2/7/2003         2,397.50     Signal Transformer Co., Inc.
   10635 Scripps Ranch Blvd.
   Suite F
   San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------
41 INNET TECHNOLOGIES                                 K2069*14*1        2/7/2003           480.00     Signal Transformer Co., Inc.
   10635 Scripps Ranch Blvd.
   Suite F
   San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------
42 INNET TECHNOLOGIES                                  K2077*1*1        2/7/2003         1,160.00     Signal Transformer Co., Inc.
   10635 Scripps Ranch Blvd.
   Suite F
   San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------
43 INNET TECHNOLOGIES                                  K2110*4*1        2/7/2003           550.00     Signal Transformer Co., Inc.
   10635 Scripps Ranch Blvd.
   Suite F
   San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------
44 INNET TECHNOLOGIES                                  K2155*1*1       2/14/2003         1,776.00     Signal Transformer Co., Inc.
   10635 Scripps Ranch Blvd.
   Suite F
   San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------
45 INNET TECHNOLOGIES                                  K2155*2*1       2/14/2003         3,825.00     Signal Transformer Co., Inc.
   10635 Scripps Ranch Blvd.
   Suite F
   San Diego, CA 92131
-----------------------------------------------------------------------------------------------------------------------------------
46 MANHATTAN BRASS &COPPER CO                          K2106*2*2        2/5/2003           848.45     Signal Transformer Co., Inc.
   Attn.: TREVOR GRIFFINS
   56-71 49TH STREET
   MASPETH, NY 11378-0145
-----------------------------------------------------------------------------------------------------------------------------------
47 PLASTRON CORPORATION                                K2066*1*1       3/21/2003         1,300.00     Signal Transformer Co., Inc.
   429 SOUTH EVERGREEN STREET
   BENSENVILLE, IL 60106-2591
-----------------------------------------------------------------------------------------------------------------------------------
48 THORSON MANUFACTURING COMPANY                       K1795*1*6       3/14/2003         4,300.00     Signal Transformer Co., Inc.
   Attn.: JEFF THORSON
   1614 FULLER ROAD
   PO BOX 65637
   WEST DES MOINES, IA 50265-0637
-----------------------------------------------------------------------------------------------------------------------------------
49 THORSON MANUFACTURING COMPANY                       K1795*1*7        6/6/2003        $4,300.00     Signal Transformer Co., Inc.
   Attn.: JEFF THORSON
   1614 FULLER ROAD
   PO BOX 65637
   WEST DES MOINES, IA 50265-0637
-----------------------------------------------------------------------------------------------------------------------------------

OUTSTANDING VENDOR BLANKET PURCHASE ORDERS
---------------------------------------------------------------------------------------------------------------------------
  VENDOR                                                      PO NUMBER      OPEN VALUE      Company
---------------------------------------------------------------------------------------------------------------------------
1  ITG GLOBAL                                                 PO-12187*1      $286.00        Stewart Connector System. Inc.
   PO BOX 295
   1024 6TH AVENUE SOUTH
   NORTH MYRTLE BEACH, SC 29597-0295
---------------------------------------------------------------------------------------------------------------------------
2  ITW THIELEX                                                PO-14643*1     4,575.00        Stewart Connector System. Inc.
   Attn.: TERRI WHITE
   95 COMMERCE DRIVE
   SOMERSET, NJ 08873
---------------------------------------------------------------------------------------------------------------------------
3  ITW THIELEX                                                PO-13075*1    10,296.00        Stewart Connector System. Inc.
   Attn.: TERRI WHITE
   95 COMMERCE DRIVE
   SOMERSET, NJ 08873
---------------------------------------------------------------------------------------------------------------------------
4  ITW THIELEX                                                PO-10011*1     6,560.00        Stewart Connector System. Inc.
   Attn.: TERRI WHITE
   95 COMMERCE DRIVE
   SOMERSET, NJ 08873
---------------------------------------------------------------------------------------------------------------------------
5  ITW THIELEX                                                PO-12854*1     3,871.80        Stewart Connector System. Inc.
   Attn.: TERRI WHITE
   95 COMMERCE DRIVE
   SOMERSET, NJ 08873
---------------------------------------------------------------------------------------------------------------------------
6  NEWCO INDUSTRIES                                           PO-5706*1    102,838.94        Stewart Connector System. Inc.
   Attn.: JESSE NEWELL
   25B SOUTH LANDIS STREET
   HUMMELSTOWN, PA 17036
---------------------------------------------------------------------------------------------------------------------------
7  PACKAGING CORPORATION OF AMERICA                           PO-10420*1     2,116.40        Stewart Connector System. Inc.
   Attn.: MONIQUE FONTENOT
   PO BOX 22140
   TUCSON, AZ 85734-2140
---------------------------------------------------------------------------------------------------------------------------
8  PACKAGING CORPORATION OF AMERICA                           PO-11141*1       899.38        Stewart Connector System. Inc.
   Attn.: MONIQUE FONTENOT
   PO BOX 22140
   TUCSON, AZ 85734-2140
---------------------------------------------------------------------------------------------------------------------------
9  PACKAGING CORPORATION OF AMERICA                           PO-10334*1       281.25        Stewart Connector System. Inc.
   Attn.: MONIQUE FONTENOT
   PO BOX 22140
   TUCSON, AZ 85734-2140
---------------------------------------------------------------------------------------------------------------------------
10 SCANDIA PLASTICS, INC.                                     PO-14185*1    11,076.00        Stewart Connector System. Inc.
   Attn.: KATHY GOODMAN
   PO BOX 179
   55 WESTVILLE ROAD
   PLAISTOW, NH 03865
---------------------------------------------------------------------------------------------------------------------------
11 SCANDIA PLASTICS, INC.                                     PO-11665*1    10,959.00        Stewart Connector System. Inc.
   Attn.: KATHY GOODMAN
   PO BOX 179
   55 WESTVILLE ROAD
   PLAISTOW, NH 03865
---------------------------------------------------------------------------------------------------------------------------

12 SCANDIA PLASTICS, INC.                                     PO-14637*1    24,592.00        Stewart Connector System. Inc.
   Attn.: KATHY GOODMAN
   PO BOX 179
   55 WESTVILLE ROAD
   PLAISTOW, NH 03865
---------------------------------------------------------------------------------------------------------------------------
13 SCANDIA PLASTICS, INC.                                     PO-13390*1     2,655.00        Stewart Connector System. Inc.
   Attn.: KATHY GOODMAN
   PO BOX 179
   55 WESTVILLE ROAD
   PLAISTOW, NH 03865
---------------------------------------------------------------------------------------------------------------------------
14 SCANDIA PLASTICS, INC.                                     PO-11526*1     1,618.20        Stewart Connector System. Inc.
   Attn.: KATHY GOODMAN
   PO BOX 179
   55 WESTVILLE ROAD
   PLAISTOW, NH 03865
---------------------------------------------------------------------------------------------------------------------------
15 UNISOURCE                                                  PO-2310*1      3,616.00        Stewart Connector System. Inc.
   Attn.: DAVE HUSSER
   TWO BIRCHMONT DRIVE
   EXETER INDUSTRIAL PARK
   READING, PA 19606-3266
---------------------------------------------------------------------------------------------------------------------------
16 W.W. GRAINGER, INC.                                        PO-14659*1       500.00        Stewart Connector System. Inc.
   Attn.: CINDY, TRACY OR MIKE
   1000 VOGELSONG ROAD
   YORK, PA 17404
---------------------------------------------------------------------------------------------------------------------------
17 XEROX CORPORATION                                          PO-12730*2     6,739.80        Stewart Connector System. Inc.
   PO BOX 7598
   PHILADELPHIA, PA 19101-7598
---------------------------------------------------------------------------------------------------------------------------
18 XEROX CORPORATION                                          PO-12730*3     6,739.80        Stewart Connector System. Inc.
   PO BOX 7598
   PHILADELPHIA, PA 19101-7598
---------------------------------------------------------------------------------------------------------------------------
19 XEROX CORPORATION                                          PO-12730*1   $31,896.30        Stewart Connector System. Inc.
   PO BOX 7598
   PHILADELPHIA, PA 19101-7598
---------------------------------------------------------------------------------------------------------------------------

LONGER TERM CUSTOMER SALES ORDERS
-----------------------------------------------------------------------------------------------------------------------------------
          VENDOR                            SO NUMBER    DELIVERY DATE   TOTAL EST. COST                             COMPANY
-----------------------------------------------------------------------------------------------------------------------------------
   1 ENDICOTT INTERCONNEC                    SO-65374*1     2/5/2003         $    998     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   2 SOLECTRON TEXAS                         SO-65079*1     2/6/2003         $    228     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   3 CELESTICA INC. - CMX                    SO-65464*2     2/6/2003         $  2,995     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   4 INSILCO TECHNOLOGIES                    EO-64166*1     2/7/2003         $    652     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   5 INSILCO TECHNOLOGIES                    EO-65413*1     2/7/2003         $  7,250     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   6 INSILCO TECHNOLOGIES                    EO-65469*1     2/7/2003         $ 12,775     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   7 AVAYA AUSTRALIA PTY.                    SO-63767*1     2/7/2003         $  5,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   8 AVAYA AUSTRALIA PTY.                    SO-64400*1     2/7/2003         $  1,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
   9 APPLIED TECHNICAL SE                    SO-62795*1     2/10/2003        $    595     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  10 SCI SYSTEMS INC                         SO-63832*1     2/10/2003        $  2,370     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------

  11 HUGHES NETWORK SYSTE                    SO-65097*1     2/10/2003        $  1,350     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  12 APPLIED TECHNICAL SE                    SO-65294*1     2/11/2003        $  5,760     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  13 PROTEK ELECTRONICS I                    SO-57640*10    2/12/2003        $    700     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  14 NORDX/CDT INC.                          SO-65106*1     2/12/2003        $  1,300     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  15 SCI SYSTEMS INC                         SO-65367*2     2/13/2003        $  1,600     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  16 CELESTICA INC. - CMX                    SO-65460*1     2/13/2003        $  3,994     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  17 INSILCO TECHNOLOGIES                    EO-64166*1     2/14/2003        $  1,207     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  18 AVAYA AUSTRALIA PTY.                    SO-63767*1     2/14/2003        $  5,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  19 AVAYA AUSTRALIA PTY.                    SO-64400*1     2/14/2003        $  1,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  20 TALLY                                   SO-64787*1     2/14/2003        $  1,080     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  21 CELESTICA INC. - CMX                    SO-65123*2     2/14/2003        $    499     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  22 ARROW PEMCO                             SO-61867*3     2/15/2003        $    756     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  23 HICKOK ELEC.INSTRUME                    SO-62252*1     2/17/2003        $  1,327     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  24 ARROW PEMCO                             SO-63603*1     2/17/2003        $    263     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  25 ARROW PEMCO                             SO-64630*6     2/17/2003        $    726     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  26 ARROW PEMCO                             SO-64630*7     2/17/2003        $    589     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  27 ARROW PEMCO                             SO-64670*2     2/17/2003        $  1,258     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  28 ARROW PEMCO                             SO-64978*3     2/17/2003        $    753     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  29 FLEET ELECTRONICS IN                    SO-65160*1     2/17/2003        $    945     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  30 ANIXTER BROS., INC.                     SO-65169*1     2/17/2003        $  2,050     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  31 ARROW PEMCO                             SO-65173*1     2/17/2003        $  1,450     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  32 ARROW PEMCO                             SO-65173*3     2/17/2003        $    290     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  33 SIEMON                                  SO-65510*1     2/17/2003        $  1,200     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  34 ARROW PEMCO                             SO-63467*4     2/20/2003        $    510     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  35 FUTURE ELECTRONICS,                     SO-64658*1     2/20/2003        $  1,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  36 FUTURE ELECTRONICS,                     SO-64743*6     2/20/2003        $    790     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  37 FUTURE ELECTRONICS,                     SO-65388*2     2/20/2003        $    279     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  38 CELESTICA INC. - CMX                    SO-65462*1     2/20/2003        $  3,994     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  39 INSILCO TECHNOLOGIES                    EO-64166*1     2/21/2003        $  1,328     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  40 AVAYA AUSTRALIA PTY.                    SO-63767*1     2/21/2003        $  5,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  41 AVAYA AUSTRALIA PTY.                    SO-64400*1     2/21/2003        $  1,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  42 VOLEX INC                               SO-65465*1     2/27/2003        $    425     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  43 INSILCO TECHNOLOGIES                    EO-64213*1     2/28/2003        $  1,207     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  44 HARVEY HUBBELL CARIB                    SO-50198*10    2/28/2003        $  2,430     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  45 HARVEY HUBBELL CARIB                    SO-51493*8     2/28/2003        $  1,350     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  46 POLYCOM INC                             SO-62522*1     2/28/2003        $    116     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  47 AVAYA AUSTRALIA PTY.                    SO-63767*1     2/28/2003        $  5,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  48 AVAYA AUSTRALIA PTY.                    SO-64400*1     2/28/2003        $    800     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  49 PASS & SEYMOUR/LEGRA                    SO-64058*1     3/3/2003         $ 13,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  50 ARROW PEMCO                             SO-64104*3     3/3/2003         $    264     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  51 ARROW PEMCO                             SO-64552*2     3/3/2003         $     78     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  52 ARROW PEMCO                             SO-64552*4     3/3/2003         $     93     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  53 ARROW PEMCO                             SO-64863*1     3/3/2003         $  9,908     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  54 ARROW PEMCO                             SO-65310*3     3/3/2003         $    237     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  55 FLEXTRONICS INTERNAT                    SO-65442*1     3/4/2003         $  3,808     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  56 INSILCO TECHNOLOGIES                    EO-64213*1     3/7/2003         $  1,207     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  57 AVAYA AUSTRALIA PTY.                    SO-63767*1     3/7/2003         $  5,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------

  58 INSILCO TECHNOLOGIES                    EO-64213*1     3/14/2003        $  1,207     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  59 AVAYA AUSTRALIA PTY.                    SO-63767*1     3/14/2003        $  4,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  60 ARROW PEMCO                             SO-63467*5     3/17/2003        $    561     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  61 ARROW PEMCO                             SO-64670*3     3/17/2003        $  1,258     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  62 ARROW PEMCO                             SO-65310*1     3/17/2003        $  1,178     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  63 ARROW PEMCO                             SO-65310*4     3/17/2003        $    226     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  64 SIEMON                                  SO-65510*1     3/17/2003        $  1,600     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  65 ARROW PEMCO                             SO-61867*7     3/21/2003        $  2,298     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  66 HARVEY HUBBELL CARIB                    SO-50198*11    3/28/2003        $  2,430     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  67 HARVEY HUBBELL CARIB                    SO-51493*9     3/28/2003        $  1,350     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  68 ARROW PEMCO                             SO-63350*5     3/30/2003        $  5,705     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  69 ARROW PEMCO                             SO-65173*4     3/31/2003        $    290     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  70 ARROW PEMCO                             SO-65310*5     3/31/2003        $    226     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  71 ARROW PEMCO                             SO-65310*6     3/31/2003        $    678     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  72 ARROW PEMCO                             SO-65503*2     3/31/2003        $    250     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  73 POLYCOM INC                             SO-62522*1     4/1/2003         $    290     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  74 MAJOR CUSTOM CABLE I                    SO-58367*1     4/15/2003        $  6,975     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  75 HARVEY HUBBELL CARIB                    SO-50198*12    4/30/2003        $  2,430     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  76 HARVEY HUBBELL CARIB                    SO-51493*10    4/30/2003        $  1,350     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  77 POLYCOM INC                             SO-62522*1     5/1/2003         $    290     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  78 ARROW PEMCO                             SO-63350*6     5/1/2003         $  5,705     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  79 ARROW PEMCO                             SO-63467*6     5/1/2003         $    510     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  80 SENSORMEDICS CORPORA                    SO-64579*1     5/12/2003        $  2,360     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  81 SAGER ELECTRONICS                       SO-62785*4     5/15/2003        $  3,010     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  82 POLYCOM INC                             SO-62522*1     5/30/2003        $    290     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  83 ARROW PEMCO                             SO-63468*5     6/1/2003         $  3,201     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  84 ARROW PEMCO                             SO-64863*1     6/3/2003         $  9,908     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  85 POLYCOM INC                             SO-62522*1     7/1/2003         $  1,450     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  86 INSILCO TECHNOLOGIES                    EO-47933*1     7/8/2003         $228,120     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  87 ARROW PEMCO                             SO-63350*7     7/15/2003        $  7,592     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  88 POLYCOM INC                             SO-62522*1     8/1/2003         $  1,450     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  89 ARROW PEMCO                             SO-64863*1     8/1/2003         $  9,908     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  90 ARROW PEMCO                             SO-63468*6     8/15/2003        $  3,010     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  91 POLYCOM INC                             SO-62522*1     9/1/2003         $  1,566     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  92 COMPULINK                               LE-50493*3     9/17/2003        $      5     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  93 ARROW PEMCO                             SO-64863*1     10/3/2003        $  9,908     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  94 COMPULINK                               LE-51174*2     10/28/2003       $      2     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  95 CORNING CABLE SYSTEM                    SO-61563*1     12/23/2003       $ 57,000     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  96 CORNING CABLE SYSTEM                    SO-53425*12    12/30/2003       $160,800     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  97 ORTRONICS, INC.                         MO-63843*1     12/31/2005       $  3,550     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  98 ORTRONICS, INC.                         MO-63843*2     12/31/2005       $  7,040     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
  99 ORTRONICS, INC.                         MO-63843*3     12/31/2005       $  9,434     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 100 ORTRONICS, INC.                         MO-63843*4     12/31/2005       $  1,176     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 101 ORTRONICS, INC.                         MO-63843*5     12/31/2005       $    768     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 102 ORTRONICS, INC.                         MO-63844*1     12/31/2005       $  6,887     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 103 ORTRONICS, INC.                         MO-63844*2     12/31/2005       $ 10,064     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 104 ORTRONICS, INC.                         MO-63844*3     12/31/2005       $ 11,214     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------

 105 ORTRONICS, INC.                         MO-63844*4     12/31/2005       $  7,840     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 106 ORTRONICS, INC.                         MO-63844*5     12/31/2005       $ 4,352      Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 107 ORTRONICS, INC.                         MO-63845*1     12/31/2005       $ 8,150      Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 108 ORTRONICS, INC.                         MO-63845*2     12/31/2005       $ 14,325     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 109 ORTRONICS, INC.                         MO-63845*3     12/31/2005       $ 15,696     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 110 ORTRONICS, INC.                         MO-63845*4     12/31/2005       $  8,820     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 111 ORTRONICS, INC.                         MO-63845*5     12/31/2005       $  6,308     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 112 ORTRONICS, INC.                         MO-63846*1     12/31/2005       $ 26,895     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 113 ORTRONICS, INC.                         MO-63846*2     12/31/2005       $ 25,594     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 114 ORTRONICS, INC.                         MO-63846*3     12/31/2005       $ 41,638     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 115 ORTRONICS, INC.                         MO-63846*4     12/31/2005       $ 25,725     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 116 ORTRONICS, INC.                         MO-63846*5     12/31/2005       $ 12,284     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 117 ORTRONICS, INC.                         MO-63847*1     12/31/2005       $ 28,525     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 118 ORTRONICS, INC.                         MO-63847*2     12/31/2005       $ 21,583     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 119 ORTRONICS, INC.                         MO-63847*3     12/31/2005       $ 36,188     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 120 ORTRONICS, INC.                         MO-63847*4     12/31/2005       $ 26,460     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 121 ORTRONICS, INC.                         MO-63847*5     12/31/2005       $ 33,200     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 122 ORTRONICS, INC.                         MO-63848*1     12/31/2005       $ 16,729     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 123 ORTRONICS, INC.                         MO-63848*2     12/31/2005       $ 15,600     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 124 ORTRONICS, INC.                         MO-63848*3     12/31/2005       $ 34,176     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 125 ORTRONICS, INC.                         MO-63848*4     12/31/2005       $ 21,560     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 126 ORTRONICS, INC.                         MO-63848*5     12/31/2005       $ 17,664     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 127 ORTRONICS, INC.                         MO-63849*1     12/31/2005       $ 23,146     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 128 ORTRONICS, INC.                         MO-63849*2     12/31/2005       $ 21,920     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 129 ORTRONICS, INC.                         MO-63849*3     12/31/2005       $ 37,558     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 130 ORTRONICS, INC.                         MO-63849*4     12/31/2005       $ 11,564     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 131 ORTRONICS, INC.                         MO-63849*5     12/31/2005       $ 18,304     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 132 ORTRONICS, INC.                         MO-63850*1     12/31/2005       $ 22,005     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 133 ORTRONICS, INC.                         MO-63850*2     12/31/2005       $ 24,448     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 134 ORTRONICS, INC.                         MO-63850*3     12/31/2005       $ 30,520     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 135 ORTRONICS, INC.                         MO-63850*4     12/31/2005       $ 19,110     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 136 ORTRONICS, INC.                         MO-63850*5     12/31/2005       $ 21,912     Stewart Connector System. Inc.
--------------------------------------------------------------------------------------------------------------------------
 137 MINARIK ELECTRIC                        254632         2/5/2003         $  1,600     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 138 MINARIK ELECTRIC                        254634         2/5/2003         $    608     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 139 AYSHIRE ELECTRONICS                     258477         2/5/2003         $    623     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 140 DISTINCTIVE APPLNC DBA DACOR            275040         2/5/2003         $  2,740     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 141 CYBERTECH ****                          277472         2/5/2003         $     43     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 142 BKZ INSTRUMENT INC                      278940         2/5/2003         $    984     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 143 LEVITON MFG. CO.                        281308         2/5/2003         $    358     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 144 JPS COMMUNICATIONS INC                  282091         2/5/2003         $  1,531     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 145 CYBERTECH ****                          282238         2/5/2003         $    263     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 146 LINK ELECTRONICS INC                    284534         2/5/2003         $    179     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 147 ADVANCED MFG TECH AMT                   278122         2/6/2003         $    449     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 148 CAM RPC ELECTRONICS                     278434         2/6/2003         $  1,550     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 149 REDKOH INDUSTRIES                       282727         2/6/2003         $    358     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 150 REDKOH INDUSTRIES                       282727         2/6/2003         $    190     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 151 REDKOH INDUSTRIES                       282727         2/6/2003         $    220     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 152 ELECTRONIC ASSEMBLY SERVICES            283158         2/6/2003         $    226     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 153 PULIZZI ENGINEERING INC.                269945         2/7/2003         $    316     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 154 DORSEY METROLOGY INTERNATIONAL          272587         2/7/2003         $    444     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 155 DNI NEVADA INC                          279070         2/7/2003         $    130     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 156 MMATS                                   279413         2/7/2003         $    211     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 157 CIPHERGEN BIOSYSTEMS, INC.              280735         2/7/2003         $  2,388     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 158 RESEARCH CONCEPTS INC                   281858         2/7/2003         $    188     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 159 ELECTRO SENSORS                         282015         2/7/2003         $    520     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 160 JIT SUPPLY                              282017         2/7/2003         $    400     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 161 V TRON                                  282380         2/7/2003         $    150     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 162 SOFT SWITCHING TECHNOLOGIES             283643         2/7/2003         $    279     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 163 SOFT SWITCHING TECHNOLOGIES             283643         2/7/2003         $    340     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 164 CAE INC.                                284327         2/7/2003         $     82     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 165 BAXTER HEALTHCARE CORP                  C69440         2/7/2003         $  8,447     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 166 BSH HOME APPLIANCES                     C70866         2/7/2003         $  1,388     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 167 CUMMINS POWER GENERATION                C73363         2/7/2003         $  1,402     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 168 ALTRONIX                                C77822         2/7/2003         $  1,168     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 169 MINARIK ELECTRIC                        254635         2/8/2003         $    828     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 170 XN TECHNOLOGIES                         270258         2/8/2003         $    404     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 171 SCR CONTROLS                            278559         2/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 172 CLADDAGH ELECTRONICS LTD                284090         2/8/2003         $    361     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 173 XN TECHNOLOGIES                         C76778         2/8/2003         $    381     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 174 FIRE LITE ALARMS                        264055         2/10/2003        $  3,070     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 175 THOMAS INSTRUMENTATION                  269691         2/10/2003        $  1,021     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 176 COM TROL DIV RENCO NA                   276923         2/10/2003        $  1,157     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 177 TELMAR INC                              279268         2/10/2003        $    485     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 178 MASTER SONICS CORPORATION               279280         2/10/2003        $    232     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 179 OPTRONIC LABORATORIES INC               280137         2/10/2003        $    289     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 180 SPEEDLINE TECHNOLOGIES INC              280754         2/10/2003        $    454     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 181 MANU TEC INC                            280969         2/10/2003        $  1,266     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 182 AMERICAN PRODUCTS                       281003         2/10/2003        $     84     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 183 HASS MANUFACTURING COMPANY              281127         2/10/2003        $    163     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 184 ADVANCED MEDICAL INSTR AMI              281377         2/10/2003        $    416     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 185 COY LABORATORY PRODUCTS ****            283041         2/10/2003        $    187     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 186 TRI COM INC                             283263         2/10/2003        $    371     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 187 WHITMAN PRODUCTS                        283474         2/10/2003        $    776     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 188 ROCHESTER INDUSTRIAL CONTROL            283825         2/10/2003        $    147     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 189 FIRE LITE ALARMS                        C63389         2/10/2003        $  8,873     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 190 IMFSA                                   C66961         2/10/2003        $  1,999     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 191 IMFSA                                   C66962         2/10/2003        $  1,746     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 192 INSERVCO INCORP.                        C76297         2/10/2003        $  1,775     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 193 DNI NEVADA INC                          C79088         2/10/2003        $    239     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 194 GEOTECH ENVIRONMENTAL EQUIP             S75660         2/10/2003        $    358     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 195 SCIENTECH INC                           276767         2/11/2003        $    394     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 196 MEC NORTHWEST                           283700         2/11/2003        $    255     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 197 ATC DIVERSIFIED ELECTRONICS             S77446         2/11/2003        $    312     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 198 SENTECH MEDICAL SYSTEM                  S78371         2/11/2003        $    718     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 199 EDGEWOOD MEDCO COMPONENTS               S78766         2/11/2003        $    677     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 200 RACO MANUFACTURING & ENG                275723         2/12/2003        $    674     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 201 VISUAL INSTR CORP                       C78331         2/12/2003        $  1,092     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 202 DF ELECTRONICS                          S78000         2/12/2003        $  1,170     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 203 AYSHIRE ELECTRONICS                     279432         2/13/2003        $  1,368     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 204 SUBTRONICS ASSEMBLY CORP                280966         2/13/2003        $    140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 205 COULTER CORP                            282025         2/13/2003        $    375     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 206 TELMAR INC                              C78036         2/13/2003        $    860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 207 ATC DIVERSIFIED ELECTRONICS             C79076         2/13/2003        $    571     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 208 ELLENBY TECHNOLOGIES INC                S77016         2/13/2003        $    597     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 209 CHARGING SYSTEMS INTERNATIONAL          266668         2/14/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 210 SHANKLIN CORP                           275412         2/14/2003        $  1,813     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 211 SYSTEM DYNAMICS INC                     277953         2/14/2003        $  1,173     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 212 THOMAS INSTRUMENTATION                  278461         2/14/2003        $    188     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 213 DYNA SOUND                              279562         2/14/2003        $    217     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 214 DF ELECTRONICS                          280387         2/14/2003        $  1,140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 215 ELEVATOR SYSTEMS INC                    283850         2/14/2003        $  1,083     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 216 IMFSA                                   C66961         2/14/2003        $  5,996     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 217 BAXTER HEALTHCARE CORP                  C69440         2/14/2003        $  2,429     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 218 SCR CONTROLS                            C77493         2/14/2003        $    186     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 219 SCR CONTROLS                            C77493         2/14/2003        $    175     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 220 CUSTOM ELECTRONICS CO.                  S73578         2/14/2003        $    277     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 221 ALTRONIX                                S78504         2/14/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 222 ALTRONIX                                271040         2/15/2003        $  1,428     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 223 KARMA INC ****                          275480         2/15/2003        $    861     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 224 FIRE LITE ALARMS                        278876         2/15/2003        $ 23,716     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 225 ENGINE MONITOR                          281222         2/15/2003        $    564     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 226 DEVAR INC CONT PROD DIV                 282476         2/15/2003        $    520     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 227 BWI EAGLE                               282664         2/15/2003        $    121     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 228 ELECTRO TECH SYSTEMS                    283247         2/15/2003        $     85     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 229 CUSTOM ELECTRONICS CO.                  S73578         2/15/2003        $    280     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 230 LEITCH TECHNOLOGY                       S74478         2/15/2003        $    586     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 231 WHITMAN PRODUCTS                        S78934         2/15/2003        $  2,344      Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 232 US PAPER COUNTERS ****                  281473         2/16/2003        $    130     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 233 ADVANCED INDUSTRIAL TECH AIT            251200         2/17/2003        $    621     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 234 DISTINCTIVE APPLNC DBA DACOR            275040         2/17/2003        $  2,740     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 235 COMPUTER PROCESS CONTROLS CPC           280146         2/17/2003        $  2,148     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 236 ALTRONIX                                S75985         2/17/2003        $  4,900     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 237 ACROMAG INC                             280139         2/18/2003        $    722     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 238 PLASTRAC INC                            280265         2/18/2003        $    132     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 239 BAXTER HEALTH CARE                      C77686         2/18/2003        $    648     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 240 SKUTT CERAMIC PRODUCTS                  S77975         2/18/2003        $  2,180     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 241 K TEK CORPORATION                       279548         2/19/2003        $    606     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 242 QUALITY ELECTRONICS                     283972         2/19/2003        $    367     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 243 INNERSTEP BOSTON                        279703         2/20/2003        $    426     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 244 ATLAS ELECTRIC DEVICES                  282689         2/20/2003        $    125     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 245 BSH HOME APPLIANCES                     C70866         2/20/2003        $    694     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 246 ELECTRONIC TECH ETI ****                S78582         2/20/2003        $    125     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 247 MAGNETIC POWER SYSTEMS                  S78842         2/20/2003        $    562     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 248 EASTMAN KODAK                           268178         2/21/2003        $  2,280     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 249 GEORGE A.RALPH & ASSOCIATES             276385         2/21/2003        $    225     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 250 XN TECHNOLOGIES                         278945         2/21/2003        $    329     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 251 GASBOY INT'L                            279734         2/21/2003        $    980     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 252 MEASUREMENT SYSTEMS INTL                280889         2/21/2003        $    120     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 253 EASTMAN KODAK                           C75597         2/21/2003        $  1,549     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 254 ATC DIVERSIFIED ELECTRONICS             C78159         2/21/2003        $    893     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 255 SINACOM                                 271927         2/22/2003        $  1,872     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 256 BOBO ENGINEERING                        278980         2/22/2003        $    458     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 257 PNEUMERCATOR COMPANY                    278709         2/23/2003        $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 258 OLYMPIC KILNS INC.                      279742         2/23/2003        $  1,200     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 259 LEITCH TECHNOLOGY                       S74477         2/23/2003        $  1,340     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 260 THOMAS INSTRUMENTATION                  269691         2/24/2003        $  1,021     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 261 CRAFFORD PRECISION PRODUCTS             276373         2/24/2003        $    297     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 262 AYSHIRE ELECTRONICS                     277926         2/24/2003        $  4,860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 263 XN TECHNOLOGIES                         280103         2/24/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 264 C&S ELECTRONICS INC.                    280730         2/24/2003        $    816     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 265 UNIVERSAL ELECTRONICS                   283234         2/24/2003        $    734     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 266 EMERSON WHITE ROGERS                    C74351         2/24/2003        $  3,429     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 267 ALTRONIX                                C77819         2/24/2003        $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 268 ATHENA CONTROLS                         S78884         2/24/2003        $  1,452     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 269 WHEATSTONE CORP                         276290         2/25/2003        $    492     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 270 DAGAN CORP                              280027         2/25/2003        $    283     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 271 ORION RESEARCH INC                      280214         2/25/2003        $    482     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 272 THERMO ENVIRONMENTAL INST               C74989         2/25/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 273 SANCO INDUSTRIES INC                    C77565         2/25/2003        $    602     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 274 SCOTT ELECTRONICS                       C78555         2/25/2003        $  1,426     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 275 EDGETECH INDUSTRIES                     S77176         2/25/2003        $    733     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 276 COM TROL DIV RENCO NA                   S77622         2/25/2003        $    903     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 277 LINK ELECTRONICS INC                    S78520         2/25/2003        $    198     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 278 INDUSTRIAL SCIENTIFIC CORP              273945         2/26/2003        $    196     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 279 XN TECHNOLOGIES                         278234         2/26/2003        $    482     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 280 STEREO OPTICAL CO.                      279206         2/26/2003        $    442     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 281 LUTRON ELECTRONICS #73600               281008         2/26/2003        $  2,235     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 282 SYSTEMS PLUS                            282166         2/26/2003        $    302     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 283 THE BAKER COMPANY INC                   282636         2/26/2003        $  1,839     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 284 FIFE CORP                               283641         2/26/2003        $    226     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 285 KEYSTONE ELECTRONICS INC                284438         2/26/2003        $    172     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 286 BSH HOME APPLIANCES                     C70866         2/26/2003        $  2,360     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 287 DNI NEVADA INC                          C79088         2/26/2003        $    239     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 288 AYSHIRE ELECTRONICS                     S68931         2/26/2003        $  1,728      Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 289 COM TROL DIV RENCO NA                   276922         2/27/2003        $    255     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 290 DF ELECTRONICS                          S74141         2/27/2003        $    269     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 291 TORK INC                                S79142         2/27/2003        $  3,640     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 292 CHARGING SYSTEMS INTERNATIONAL          266668         2/28/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 293 BENSHAW                                 276167         2/28/2003        $    720     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 294 BREMSON DATA SYSTEMS                    280968         2/28/2003        $    720     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 295 EATON CUTLER HAMMER                     C70371         2/28/2003        $  2,820     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 296 FIRE LITE ALARMS                        C72901         2/28/2003        $  2,975     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 297 OTIS ELEVATOR S636A                     C74790         2/28/2003        $  1,872     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 298 EASTMAN KODAK                           C75597         2/28/2003        $  1,549     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 299 GLENDO CORP                             C78306         2/28/2003        $    584     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 300 FIRE LITE ALARMS                        N77153         2/28/2003        $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 301 HEXAGRAM                                S72614         2/28/2003        $    628     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 302 OTIS ELEVATOR S636A                     S74789         2/28/2003        $  2,619     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 303 OTIS ELEVATOR S636A                     S74794         2/28/2003        $  3,780     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 304 WEB PRINTING CONTROLS                   S76587         2/28/2003        $    483     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 305 COM TROL DIV RENCO NA                   S77622         2/28/2003        $    903     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 306 FIRE LITE ALARMS                        266312         3/1/2003         $  5,544     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 307 WILKERSON INSTRUMENT                    280624         3/1/2003         $    333     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 308 US PAPER COUNTERS ****                  282286         3/1/2003         $    174     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 309 TL INDUSTRIES                           282346         3/1/2003         $     94     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 310 MMATS                                   282437         3/1/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 311 ROBINSON ENGINEERING CO                 283870         3/1/2003         $     96     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 312 INVENTRON ****                          C78905         3/1/2003         $    575     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 313 QUANTUM DIGITAL TECHNOLOGY              S77561         3/1/2003         $    860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 314 OTIS ELEVATOR S636A                     S74787         3/2/2003         $    738     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 315 ATC DIVERSIFIED ELECTRONICS             277935         3/3/2003         $  1,404     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 316 CAM RPC ELECTRONICS                     278434         3/3/2003         $  1,550     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 317 COMPUTER PROCESS CONTROLS CPC           280149         3/3/2003         $    849     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 318 CRESCOR                                 281985         3/3/2003         $    463     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 319 WESCO DISTRIBUTION INC                  282331         3/3/2003         $    750     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 320 APPALACHIAN TECHNOLOGY                  282915         3/3/2003         $    463     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 321 THOMAS INSTRUMENTATION                  283920         3/3/2003         $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 322 PCB PIEZOTRONICS                        283998         3/3/2003         $    167     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 323 BSH HOME APPLIANCES                     C70866         3/3/2003         $  1,110     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 324 ENERPRO INC.                            C77516         3/3/2003         $    775     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 325 ORION RESEARCH INC                      C77666         3/3/2003         $  1,313     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 326 BIODEX MEDICAL SYSTEMS INC              C78185         3/3/2003         $  1,275     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 327 ATC DIVERSIFIED ELECTRONICS             C79076         3/3/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 328 FIRE LITE ALARMS                        N77154         3/3/2003         $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 329 ALTRONIX                                S75985         3/3/2003         $  4,900     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 330 BECTON DICKINSON BDDIS                  S76807         3/3/2003         $  4,775     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 331 ORION RESEARCH INC                      S77427         3/3/2003         $    530     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 332 ELECTRIC POWER EQUIPMENT CO             S77660         3/3/2003         $    673     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 333 FABACRAFT                               S79180         3/3/2003         $    521     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 334 DORSEY METROLOGY INTERNATIONAL          272587         3/4/2003         $    222     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 335 INTERNATIONAL CONTROL SERV ICS          273370         3/4/2003         $  1,900     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 336 AUGUST TECHNOLOGY                       276663         3/4/2003         $    716     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 337 SCR CONTROLS                            282295         3/4/2003         $    348     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 338 MERCRON INC                             S73010         3/4/2003         $    894     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 339 BADGE A MINIT                           S76010         3/4/2003         $  3,225     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 340 MINARIK ELECTRIC                        254632         3/5/2003         $  1,600     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 341 MINARIK ELECTRIC                        254634         3/5/2003         $    608     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 342 DISTINCTIVE APPLNC DBA DACOR            275040         3/5/2003         $  2,740     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 343 AMETEK                                  282559         3/5/2003         $    266     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 344 XN TECHNOLOGIES                         270258         3/6/2003         $    404     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 345 AYSHIRE ELECTRONICS                     258477         3/7/2003         $    623     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 346 DNI NEVADA INC                          279070         3/7/2003         $    130     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 347 MMATS                                   279413         3/7/2003         $    211     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 348 RESEARCH CONCEPTS INC                   281858         3/7/2003         $    188     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 349 ALTRONIX                                C77822         3/7/2003         $  1,168     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 350 TELEDYNE ELECTRONIC                     S78329         3/7/2003         $    140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 351 SCR CONTROLS                            278559         3/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 352 CLADDAGH ELECTRONICS LTD                284090         3/8/2003         $    361     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 353 XN TECHNOLOGIES                         C76778         3/8/2003         $    381     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 354 MILLER ELECTRIC                         275093         3/9/2003         $    913     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 355 CIRCUIT WORKS INC                       277859         3/9/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 356 FIRE LITE ALARMS                        264055         3/10/2003        $  2,789     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 357 COM TROL DIV RENCO NA                   276923         3/10/2003        $  1,157     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 358 MODULARM                                279601         3/10/2003        $  1,845     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 359 OPTRONIC LABORATORIES INC               280137         3/10/2003        $    289     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 360 SPEEDLINE TECHNOLOGIES INC              280754         3/10/2003        $    454     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 361 JIT SUPPLY                              282017         3/10/2003        $    400     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 362 AMERICAN MAGNETICS INC                  282248         3/10/2003        $    274     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 363 CIRCUIT SERVICE INC CSI                 283966         3/10/2003        $    485     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 364 BSH HOME APPLIANCES                     C70866         3/10/2003        $  2,498     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 365 INSERVCO INCORP.                        C76297         3/10/2003        $  1,065     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 366 DF ELECTRONICS                          S78000         3/10/2003        $  1,170     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 367 ARTISAN CONTROLS CORP                   278641         3/11/2003        $  1,020     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 368 TELMAR INC                              279268         3/11/2003        $    243     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 369 RS ELECTRONICS                          280606         3/11/2003        $    163     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 370 ATC DIVERSIFIED ELECTRONICS             S77446         3/11/2003        $    312     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 371 SENTECH MEDICAL SYSTEM                  S78371         3/11/2003        $    718     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 372 EDGEWOOD MEDCO COMPONENTS               S78766         3/11/2003        $    677     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 373 THOMAS INSTRUMENTATION                  278461         3/12/2003        $    188     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 374 QUANTEM CORP                            279707         3/12/2003        $    995     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 375 CYBERTECH ****                          282238         3/12/2003        $    263     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 376 CUSTOM ELECTRONICS CO.                  S73578         3/12/2003        $    280     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 377 CUSTOM ELECTRONICS CO.                  S73578         3/12/2003        $    277     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 378 RACO MANUFACTURING & ENG                275723         3/13/2003        $    674     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 379 ELLENBY TECHNOLOGIES INC                S77016         3/13/2003        $    597     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 380 CHARGING SYSTEMS INTERNATIONAL          266668         3/14/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 381 US PAPER COUNTERS ****                  272805         3/14/2003        $    112     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 382 SYSTEM DYNAMICS INC                     277953         3/14/2003        $  1,173     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 383 DYNA SOUND                              279562         3/14/2003        $    217     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 384 SCR CONTROLS                            C77493         3/14/2003        $    186     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 385 SCR CONTROLS                            C77493         3/14/2003        $    175     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 386 TELMAR INC                              C78036         3/14/2003        $    860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 387 ALTRONIX                                S78504         3/14/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 388 ALTRONIX                                271040         3/15/2003        $  1,428     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 389 FIRE LITE ALARMS                        278876         3/15/2003        $ 23,716     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 390 AMERICAN PRODUCTS                       281003         3/15/2003        $     84     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 391 INSTA GRAPHIC SYSTEMS                   S79009         3/15/2003        $  1,533     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 392 US PAPER COUNTERS ****                  281473         3/16/2003        $    130     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 393 SENTECH MEDICAL SYSTEM                  274823         3/17/2003        $    450     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 394 ELECTRONIC INSTRUMENTATION EIT          277065         3/17/2003        $    107     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 395 WARNER INSTRUMENTS ****                 278513         3/17/2003        $    112     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 396 COMPUTER PROCESS CONTROLS CPC           280146         3/17/2003        $  2,148     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 397 ALTRONIX                                C77819         3/17/2003        $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 398 ALTRONIX                                S75985         3/17/2003        $  4,900     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 399 SIMPLEX INC.                            S76204         3/17/2003        $  3,637     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 400 SKUTT CERAMIC PRODUCTS                  S77975         3/17/2003        $  2,180     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 401 QUALITY ELECTRONICS                     283972         3/18/2003        $    734     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 402 SAGER ELECTRONICS                       C78256         3/18/2003        $  3,002     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 403 DISTINCTIVE APPLNC DBA DACOR            275040         3/19/2003        $  2,740     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 404 LEVITON MFG. CO.                        281308         3/20/2003        $    358     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 405 PHOENIX INTERNATIONAL CORP              281988         3/20/2003        $    218     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 406 BSH HOME APPLIANCES                     C70866         3/20/2003        $    694     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 407 LEITCH TECHNOLOGY                       S74478         3/20/2003        $    586     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 408 IMATRON CORP                            S74536         3/21/2003        $    478     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 409 TROEMNER INC.                           275661         3/22/2003        $    604     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 410 BOBO ENGINEERING                        278980         3/22/2003        $    458     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 411 PNEUMERCATOR COMPANY                    278709         3/23/2003        $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 412 VALIDYNE ENG                            278785         3/23/2003        $    226     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 413 PLASTRAC INC                            280265         3/23/2003        $    132     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 414 CRAFFORD PRECISION PRODUCTS             276373         3/24/2003        $    297     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 415 INNERSTEP BOSTON                        279703         3/24/2003        $    426     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 416 AUDIO CONTROL                           283857         3/24/2003        $    458     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 417 SCJ ASSOCIATES                          283935         3/24/2003        $     56     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 418 WEB PRINTING CONTROLS                   S76587         3/24/2003        $    483     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 419 ATHENA CONTROLS                         S78884         3/24/2003        $  1,452     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 420 ANDERSON INST C/O DANAHER CTRL          273242         3/25/2003        $    626     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 421 XN TECHNOLOGIES                         280103         3/25/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 422 ACROMAG INC                             280139         3/25/2003        $    722     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 423 BSH HOME APPLIANCES                     C70866         3/25/2003        $    694     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 424 THERMO ENVIRONMENTAL INST               C74989         3/25/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 425 SAGER ELECTRONICS                       S78084         3/25/2003        $    594     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 426 ABBRA DESIGN CORP                       273252         3/26/2003        $  1,357     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 427 XN TECHNOLOGIES                         278234         3/26/2003        $    482     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 428 SYSTEMS PLUS                            282166         3/26/2003        $    302     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 429 SANCO INDUSTRIES INC                    C77565         3/26/2003        $    602     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 430 EDGETECH INDUSTRIES                     S77176         3/26/2003        $    733     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 431 AUDIO DESIGN ASSOCIATES                 S78429         3/26/2003        $    294     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 432 COM TROL DIV RENCO NA                   276922         3/27/2003        $    255     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 433 HD ASSOCIATES INC                       280938         3/27/2003        $    279     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 434 OTIS ELEVATOR S636A                     S74789         3/27/2003        $  4,850     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 435 CHARGING SYSTEMS INTERNATIONAL          266668         3/28/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 436 CRAFFORD PRECISION PRODUCTS             270542         3/28/2003        $    276     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 437 EASTMAN KODAK                           C75597         3/28/2003        $  1,549     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 438 OTIS ELEVATOR S636A                     S74787         3/28/2003        $    738     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 439 COM TROL DIV RENCO NA                   S77622         3/28/2003        $    903     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 440 JAN L INC                               278914         3/29/2003        $    155     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 441 EASTMAN KODAK                           268177         3/30/2003        $  3,475     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 442 OTIS ELEVATOR S636A                     S74794         3/30/2003        $  3,780     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 443 PACIFIC SCI MOTOR CONTROL DIV           245258         3/31/2003        $  5,594     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 444 CONTROL CHIEF                           250036         3/31/2003        $    127     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 445 FINCOR                                  250897         3/31/2003        $  1,542     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 446 HONEYWELL DATA INSTRUMENTS              257347         3/31/2003        $  4,976     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 447 SUN ELECTRONIC SYSTEMS                  263353         3/31/2003        $    369     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 448 SCHWEITZER ENGINEERING LAB INC          283706         3/31/2003        $    257     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 449 BRANSON ULTRASONICS                     C60919         3/31/2003        $    117     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 450 EATON CUTLER HAMMER                     C70371         3/31/2003        $  2,820     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 451 FIRE LITE ALARMS                        C72901         3/31/2003        $  2,975     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 452 EMERSON WHITE ROGERS                    C74351         3/31/2003        $  3,353     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 453 OTIS ELEVATOR S636A                     C74790         3/31/2003        $  1,872     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 454 SCOTT BACHARACH                         S69734         3/31/2003        $    163     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 455 AISLING INDUSTRIES                      S73391         3/31/2003        $  5,561     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 456 ALTRONIX                                S75985         3/31/2003        $  4,900     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 457 FIRE LITE ALARMS                        266312         4/1/2003         $  5,544     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 458 DORSEY METROLOGY INTERNATIONAL          272587         4/1/2003         $    444     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 459 SENTECH MEDICAL SYSTEM                  274823         4/1/2003         $    450     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 460 GENLYTE CONTROLS                        275206         4/1/2003         $    359     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 461 ATC DIVERSIFIED ELECTRONICS             277935         4/1/2003         $  1,404     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 462 ENVIPCO                                 279047         4/1/2003         $    905     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 463 COMPUTER PROCESS CONTROLS CPC           280149         4/1/2003         $    849     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 464 US PAPER COUNTERS ****                  282286         4/1/2003         $    174     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 465 MMATS                                   282437         4/1/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 466 THE BAKER COMPANY INC                   282636         4/1/2003         $  1,839     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 467 TL INDUSTRIES                           283069         4/1/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 468 UNIVERSAL ELECTRONICS                   283234         4/1/2003         $  1,101     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 469 EAGLE MFG & DESIGN                      283444         4/1/2003         $    279     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 470 THOMAS INSTRUMENTATION                  283920         4/1/2003         $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 471 PCB PIEZOTRONICS                        283998         4/1/2003         $    167     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 472 ENERPRO INC.                            C77516         4/1/2003         $    775     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 473 QUANTUM DIGITAL TECHNOLOGY              S77561         4/1/2003         $    860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 474 WISE COMPONENTS INC                     S78100         4/1/2003         $  1,143     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 475 FABACRAFT                               S79180         4/1/2003         $    521     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 476 DF ELECTRONICS                          277892         4/2/2003         $    271     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 477 OTIS ELEVATOR S636A                     S74787         4/2/2003         $    738     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 478 JIT SUPPLY                              282017         4/3/2003         $    400     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 479 WESCO DISTRIBUTION INC                  282331         4/3/2003         $    750     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 480 STERIS                                  C74414         4/3/2003         $  3,477     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 481 ORION RESEARCH INC                      C77666         4/3/2003         $  3,938     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 482 FIRE LITE ALARMS                        N77154         4/3/2003         $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 483 ORION RESEARCH INC                      S77427         4/3/2003         $    354     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 484 INTERNATIONAL CONTROL SERV ICS          273370         4/4/2003         $  1,900     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 485 IRCON INC                               279323         4/4/2003         $    307     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 486 SCR CONTROLS                            282295         4/4/2003         $    348     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 487 REDKOH INDUSTRIES                       282727         4/4/2003         $    358     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 488 REDKOH INDUSTRIES                       282727         4/4/2003         $    190     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 489 REDKOH INDUSTRIES                       282727         4/4/2003         $    220     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 490 ELECTRO MECH SCOREBOARD CO              283276         4/4/2003         $  3,608     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 491 MERCRON INC                             S73010         4/4/2003         $    894     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 492 MINARIK ELECTRIC                        254632         4/5/2003         $  1,600     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 493 MINARIK ELECTRIC                        254634         4/5/2003         $    608     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 494 MINARIK ELECTRIC                        254635         4/7/2003         $    828     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 495 ADVANCED INDUSTRIAL TECH AIT            268888         4/7/2003         $    132     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 496 DISTINCTIVE APPLNC DBA DACOR            275040         4/7/2003         $  2,740     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 497 MMATS                                   279413         4/7/2003         $    211     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 498 ALTRONIX                                C77819         4/7/2003         $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 499 SKUTT CERAMIC PRODUCTS                  S77975         4/7/2003         $  2,180      Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 500 SCR CONTROLS                            278559         4/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 501 CLADDAGH ELECTRONICS LTD                284090         4/8/2003         $    361     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 502 XN TECHNOLOGIES                         C76778         4/8/2003         $    381     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 503 ALTRONIX                                C77822         4/8/2003         $  1,168     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 504 MILLER ELECTRIC                         275093         4/9/2003         $    913     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 505 TELMAR INC                              279268         4/9/2003         $    243     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 506 DCC CORP.                               282775         4/9/2003         $    433     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 507 TRI COM INC                             283263         4/9/2003         $    371     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 508 DISTRON CORPORATION                     S76078         4/9/2003         $    217     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 509 SENTECH MEDICAL SYSTEM                  S78371         4/9/2003         $    718     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 510 EDGEWOOD MEDCO COMPONENTS               S78766         4/9/2003         $    677     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 511 FIRE LITE ALARMS                        264055         4/10/2003        $  3,070     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 512 HALLOWELL EMC                           269004         4/10/2003        $    274     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 513 RACO MANUFACTURING & ENG                275723         4/10/2003        $    674     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 514 COM TROL DIV RENCO NA                   276923         4/10/2003        $  1,157     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 515 MASTER SONICS CORPORATION               279280         4/10/2003        $    232     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 516 OPTRONIC LABORATORIES INC               280137         4/10/2003        $    216     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 517 STOCK EQUIPMENT                         282579         4/10/2003        $    483     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 518 ROCHESTER INDUSTRIAL CONTROL            283825         4/10/2003        $    147     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 519 IMATRON CORP                            S74536         4/10/2003        $    478     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 520 CHARGING SYSTEMS INTERNATIONAL          266668         4/11/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 521 SENTECH MEDICAL SYSTEM                  274823         4/11/2003        $    450     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 522 TELMAR INC                              C78036         4/11/2003        $    860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 523 WEB PRINTING CONTROLS                   S76587         4/11/2003        $    645     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 524 ELLENBY TECHNOLOGIES INC                S77016         4/11/2003        $    557     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 525 AMERICAN PRODUCTS                       281003         4/13/2003        $     56     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 526 EPE CORPORATION                         276760         4/14/2003        $    140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 527 EPE CORPORATION                         276760         4/14/2003        $    242     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 528 DISTRON CORPORATION                     279237         4/14/2003        $    543     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 529 DISTRON CORPORATION                     279237         4/14/2003        $    460     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 530 DYNA SOUND                              279562         4/14/2003        $    217     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 531 SYSTEM DYNAMICS INC                     277953         4/15/2003        $  1,173     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 532 FIRE LITE ALARMS                        278876         4/15/2003        $ 23,716     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 533 ENGINE MONITOR                          281222         4/15/2003        $    564     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 534 SCR CONTROLS                            C77493         4/15/2003        $    186     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 535 SCR CONTROLS                            C77493         4/15/2003        $    175     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 536 DF ELECTRONICS                          S78000         4/15/2003        $  1,170     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 537 ALTRONIX                                S78504         4/15/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 538 WHITMAN PRODUCTS                        S78934         4/15/2003        $  2,344     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 539 DISTRON CORPORATION                     279237         4/16/2003        $    506     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 540 US PAPER COUNTERS ****                  281473         4/16/2003        $    130     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 541 CAM RPC ELECTRONICS                     278434         4/17/2003        $  1,550     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 542 CUSTOM APPLIED TECHNOLOGY               274385         4/18/2003        $    309     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 543 QUALITY ELECTRONICS                     283972         4/18/2003        $    734     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 544 DIGITAL MONITORING PRODUCTS             S76871         4/19/2003        $  1,004     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 545 DIGITRY COMPANY INC                     278771         4/20/2003        $    185     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 546 LEITCH TECHNOLOGY                       S74478         4/20/2003        $    586     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 547 DISTINCTIVE APPLNC DBA DACOR            275040         4/21/2003        $  2,740     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 548 STEREO OPTICAL CO.                      279206         4/21/2003        $    442     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 549 MODULARM                                279601         4/21/2003        $  1,845     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 550 PINE INSTRUMENT                         283148         4/21/2003        $    558     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 551 SCJ ASSOCIATES                          283935         4/21/2003        $    112     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 552 BOBO ENGINEERING                        278980         4/22/2003        $    458     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 553 ELENA CONSULTING                        284029         4/22/2003        $    550     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 554 HONEYWELL IPC DIV                       S76768         4/22/2003        $  1,213     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 555 PLASTRAC INC                            280265         4/23/2003        $    132     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 556 INNERSTEP BOSTON                        279703         4/24/2003        $    426     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 557 XN TECHNOLOGIES                         280103         4/24/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 558 C&S ELECTRONICS INC.                    280730         4/24/2003        $    816     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 559 RICHARDS ELECTRIC SUPPLY                C74158         4/24/2003        $  8,298     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 560 CHARGING SYSTEMS INTERNATIONAL          266668         4/25/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 561 ARGO TRANSDATA INC.                     280035         4/25/2003        $    850     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 562 MEASUREMENT SYSTEMS INTL                280889         4/25/2003        $    120     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 563 KITKO INTERNATIONAL                     281935         4/25/2003        $    316     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 564 CAE INC.                                284327         4/25/2003        $     82     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 565 THERMO ENVIRONMENTAL INST               C74989         4/25/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 566 EDGETECH INDUSTRIES                     S77176         4/25/2003        $    733     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 567 ATHENA CONTROLS                         S78884         4/25/2003        $  1,452     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 568 XN TECHNOLOGIES                         278234         4/26/2003        $    482     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 569 CAE INC.                                273070         4/28/2003        $    542     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 570 COM TROL DIV RENCO NA                   276922         4/28/2003        $    255     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 571 FUTURE CONTROLS CORPORATION             278625         4/28/2003        $    253     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 572 KITKO INTERNATIONAL                     282281         4/28/2003        $    316     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 573 EMERSON WHITE ROGERS                    C74351         4/28/2003        $  2,845     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 574 ALTRONIX                                C77819         4/28/2003        $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 575 OTIS ELEVATOR S636A                     S74789         4/28/2003        $  4,850     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 576 COM TROL DIV RENCO NA                   S77622         4/28/2003        $    903     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 577 SAFARI TECHNOLOGIES                     S77050         4/29/2003        $  1,140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 578 PPD ELECTRONICS                         283691         4/30/2003        $    287     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 579 J&C COMPANY                             283697         4/30/2003        $     93     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 580 EATON CUTLER HAMMER                     C70371         4/30/2003        $  2,256     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 581 IMATRON CORP                            S74536         4/30/2003        $    478     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 582 OTIS ELEVATOR S636A                     S74794         4/30/2003        $  5,544     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 583 FIRE LITE ALARMS                        266312         5/1/2003         $  5,544     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 584 SENTECH MEDICAL SYSTEM                  274823         5/1/2003         $    450     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 585 ATC DIVERSIFIED ELECTRONICS             277935         5/1/2003         $  1,404     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 586 COMPUTER PROCESS CONTROLS CPC           280149         5/1/2003         $    849     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 587 CRESCOR                                 281985         5/1/2003         $    463     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 588 US PAPER COUNTERS ****                  282286         5/1/2003         $    174     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 589 MMATS                                   282437         5/1/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 590 THOMAS INSTRUMENTATION                  283920         5/1/2003         $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 591 PCA INTERNATIONAL INC.                  C73569         5/1/2003         $    721     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 592 ENERPRO INC.                            C77516         5/1/2003         $    775     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 593 PCA INTERNATIONAL INC.                  S73568         5/1/2003         $  1,910     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 594 QUANTUM DIGITAL TECHNOLOGY              S77561         5/1/2003         $    860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 595 FABACRAFT                               S79180         5/1/2003         $    521     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 596 ZEKS AIR DRIER CORP                     243941         5/2/2003         $    975     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 597 ALTO SHAAM INCORPORATED                 264095         5/2/2003         $  1,839     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 598 LUNAIRE LIMITED                         267971         5/2/2003         $    975     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 599 INTERNATIONAL CONTROL SERV ICS          273370         5/2/2003         $  1,140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 600 WESCO DISTRIBUTION INC                  282331         5/2/2003         $    750     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 601 ROBINSON ENGINEERING CO                 283870         5/3/2003         $     96     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 602 ATC DIVERSIFIED ELECTRONICS             C79076         5/3/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 603 FIRE LITE ALARMS                        N77154         5/3/2003         $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 604 ORION RESEARCH INC                      S77427         5/3/2003         $    354     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 605 MINARIK ELECTRIC                        254632         5/5/2003         $  1,600     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 606 MINARIK ELECTRIC                        254635         5/5/2003         $  1,035     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 607 SCR CONTROLS                            282295         5/5/2003         $    348     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 608 LINK ELECTRONICS INC                    284534         5/5/2003         $    179     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 609 MMATS                                   279413         5/7/2003         $    211     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 610 SAFARI TECHNOLOGIES                     275680         5/8/2003         $     95     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 611 SCR CONTROLS                            278559         5/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 612 CIRCUIT SERVICE INC CSI                 283966         5/8/2003         $    485     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 613 CLADDAGH ELECTRONICS LTD                284090         5/8/2003         $    361     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 614 STERIS                                  C74414         5/8/2003         $  3,477     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 615 ALTRONIX                                C77822         5/8/2003         $  1,168     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 616 CHARGING SYSTEMS INTERNATIONAL          266668         5/9/2003         $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 617 MILLER ELECTRIC                         275093         5/9/2003         $    913     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 618 KARMA INC ****                          275480         5/9/2003         $  6,564     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 619 CIRCUIT WORKS INC                       277859         5/9/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 620 OPTRONIC LABORATORIES INC               280137         5/9/2003         $    216     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 621 COM TROL DIV RENCO NA                   276923         5/10/2003        $  1,157     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 622 WHITMAN PRODUCTS                        283474         5/10/2003        $    776     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 623 EDGEWOOD MEDCO COMPONENTS               S78766         5/12/2003        $    677     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 624 LEITCH TECHNOLOGY                       S74478         5/13/2003        $    586     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 625 EEEA                                    S78049         5/13/2003        $  1,560     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 626 DYNA SOUND                              279562         5/14/2003        $    217     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 627 BSH HOME APPLIANCES                     C70866         5/14/2003        $    972     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 628 DF ELECTRONICS                          S78000         5/14/2003        $  1,170     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 629 MINARIK ELECTRIC                        254634         5/15/2003        $  1,216     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 630 FIRE LITE ALARMS                        278876         5/15/2003        $ 23,716     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 631 SCR CONTROLS                            C77493         5/15/2003        $    372     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 632 SCR CONTROLS                            C77493         5/15/2003        $    349     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 633 ALTRONIX                                S78504         5/15/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 634 ELECTRONIC TECH ETI ****                S78582         5/15/2003        $    100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 635 US PAPER COUNTERS ****                  281473         5/16/2003        $    130     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 636 ALTRONIX                                C77819         5/19/2003        $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 637 ATLAS ELECTRIC DEVICES                  282689         5/20/2003        $    125     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 638 STEREO OPTICAL CO.                      279206         5/21/2003        $    442     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 639 LEVITON MFG. CO.                        281308         5/21/2003        $    358     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 640 BSH HOME APPLIANCES                     C70866         5/21/2003        $    694     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 641 BOBO ENGINEERING                        278980         5/22/2003        $    458     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 642 CHARGING SYSTEMS INTERNATIONAL          266668         5/23/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 643 GEORGE A.RALPH & ASSOCIATES             276385         5/23/2003        $    225     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 644 HD ASSOCIATES INC                       283580         5/23/2003        $  1,371     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 645 DESIGN CONCEPTS INC                     283834         5/23/2003        $    394     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 646 THERMO ENVIRONMENTAL INST               C74989         5/23/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 647 SCOTT ELECTRONICS                       C77426         5/23/2003        $    379     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 648 SAGER ELECTRONICS                       S78084         5/25/2003        $    594     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 649 XN TECHNOLOGIES                         278234         5/26/2003        $    482     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 650 ATHENA CONTROLS                         S78884         5/26/2003        $  1,452     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 651 FUTURE CONTROLS CORPORATION             278625         5/27/2003        $    253     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 652 XN TECHNOLOGIES                         280103         5/27/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 653 EDGETECH INDUSTRIES                     S77176         5/27/2003        $    733     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 654 INDUSTRIAL SCIENTIFIC CORP              273945         5/28/2003        $    196     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 655 COM TROL DIV RENCO NA                   276922         5/28/2003        $    255     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 656 COM TROL DIV RENCO NA                   S77622         5/28/2003        $    903     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 657 JAN L INC                               278914         5/29/2003        $    155     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 658 EASTMAN KODAK                           268177         5/30/2003        $  2,172     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 659 EASTMAN KODAK                           268178         5/30/2003        $  2,280     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 660 EAGLE MFG & DESIGN                      283444         5/30/2003        $    279     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 661 VIASYSTEMS EMS UK LTD                   S68184         5/30/2003        $ 29,666     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 662 IMATRON CORP                            S74536         5/31/2003        $  2,392     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 663 PRODUCTION PLUS                         S77409         5/31/2003        $ 15,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 664 ENVIPCO                                 279047         6/1/2003         $    905     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 665 US PAPER COUNTERS ****                  282286         6/1/2003         $    174     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 666 MMATS                                   282437         6/1/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 667 QUANTUM DIGITAL TECHNOLOGY              S77561         6/1/2003         $  1,720     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 668 TL INDUSTRIES                           283069         6/2/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 669 THOMAS INSTRUMENTATION                  283920         6/2/2003         $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 670 FABACRAFT                               S79180         6/2/2003         $    521     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 671 ATC DIVERSIFIED ELECTRONICS             277935         6/3/2003         $  1,404     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 672 BSH HOME APPLIANCES                     C70866         6/3/2003         $  2,082     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 673 FIRE LITE ALARMS                        N77154         6/3/2003         $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 674 ORION RESEARCH INC                      S77427         6/3/2003         $    530     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 675 SCR CONTROLS                            282295         6/4/2003         $    348     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 676 MINARIK ELECTRIC                        254632         6/5/2003         $  1,600     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 677 CHARGING SYSTEMS INTERNATIONAL          266668         6/6/2003         $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 678 MMATS                                   279413         6/6/2003         $    211     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 679 SCR CONTROLS                            278559         6/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 680 CLADDAGH ELECTRONICS LTD                284090         6/8/2003         $    361     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 681 COM TROL DIV RENCO NA                   276923         6/9/2003         $  1,157     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 682 ALTRONIX                                C77819         6/9/2003         $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 683 ALTRONIX                                C77822         6/9/2003         $  1,752      Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 684 CAE INC.                                273070         6/10/2003        $    542     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 685 ROCHESTER INDUSTRIAL CONTROL            283825         6/10/2003        $    221     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 686 EDGEWOOD MEDCO COMPONENTS               S78766         6/11/2003        $    677     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 687 QUANTEM CORP                            279707         6/12/2003        $    995     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 688 ALTRONIX                                S78504         6/13/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 689 MINARIK ELECTRIC                        254634         6/15/2003        $  1,520     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 690 FIRE LITE ALARMS                        278876         6/15/2003        $ 23,716     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 691 WHITMAN PRODUCTS                        S78934         6/15/2003        $  2,344     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 692 US PAPER COUNTERS ****                  281473         6/16/2003        $    130     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 693 IMFSA                                   C66962         6/17/2003        $  3,493     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 694 DF ELECTRONICS                          S78000         6/17/2003        $  1,170     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 695 CHARGING SYSTEMS INTERNATIONAL          266668         6/20/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 696 CAM RPC ELECTRONICS                     278434         6/20/2003        $  1,550     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 697 BOBO ENGINEERING                        278980         6/22/2003        $    458     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 698 DORIGO SYSTEMS                          283787         6/23/2003        $    898     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 699 ELENA CONSULTING                        284029         6/23/2003        $    990     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 700 ATHENA CONTROLS                         S78884         6/23/2003        $  1,452     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 701 SENSORMATIC ELECTRONICS                 277060         6/24/2003        $     25     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 702 XN TECHNOLOGIES                         280103         6/24/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 703 C&S ELECTRONICS INC.                    280730         6/24/2003        $    816     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 704 SANCO INDUSTRIES INC                    C77565         6/24/2003        $    602     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 705 FUTURE CONTROLS CORPORATION             278625         6/25/2003        $    253     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 706 THERMO ENVIRONMENTAL INST               C74989         6/25/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 707 GLENDO CORP                             C78306         6/25/2003        $    584     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 708 EDGETECH INDUSTRIES                     S77176         6/25/2003        $    733     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 709 XN TECHNOLOGIES                         278234         6/26/2003        $    482     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 710 CAM RPC ELECTRONICS WEST                S78936         6/27/2003        $    518     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 711 CAM RPC ELECTRONICS WEST                S78936         6/27/2003        $    965     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 712 AMETEK INC                              279966         6/28/2003        $    579     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 713 L&R MANUFACTURING COMPANY               272716         6/29/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 714 EATON CUTLER HAMMER                     258349         6/30/2003        $  3,503     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 715 EASTMAN KODAK                           268177         6/30/2003        $  1,738     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 716 QUADTECH QTI                            277825         6/30/2003        $  1,898     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 717 SENSORMATIC ELECTRONICS                 277971         6/30/2003        $  1,316     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 718 SENSORMATIC ELECTRONICS                 279554         6/30/2003        $    175     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 719 OTIS ELEVATOR S636A                     C74793         6/30/2003        $ 41,837     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 720 ALTRONIX                                C77819         6/30/2003        $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 721 TORNIK                                  S58854         6/30/2003        $ 15,218     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 722 SYSTEM DYNAMICS INC                     S64629         6/30/2003        $  2,195     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 723 RICHARDS ELECTRIC SUPPLY                S64836         6/30/2003        $ 12,460     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 724 3M COMPANY                              S70936         6/30/2003        $  4,095     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 725 MINARIK ELECTRIC                        254635         7/1/2003         $    552     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 726 MIDSTATE ELECTRONIC                     277680         7/1/2003         $ 15,600     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 727 US PAPER COUNTERS ****                  282286         7/1/2003         $    174     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 728 MMATS                                   282437         7/1/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 729 THOMAS INSTRUMENTATION                  283920         7/1/2003         $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 730 QUANTUM DIGITAL TECHNOLOGY              S77561         7/1/2003         $    860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 731 WISE COMPONENTS INC                     S78100         7/1/2003         $  1,143     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 732 FABACRAFT                               S79180         7/1/2003         $    521     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 733 SCR CONTROLS                            282295         7/2/2003         $    348     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 734 CHARGING SYSTEMS INTERNATIONAL          266668         7/3/2003         $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 735 ATC DIVERSIFIED ELECTRONICS             C79076         7/3/2003         $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 736 FIRE LITE ALARMS                        N77154         7/3/2003         $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 737 MMATS                                   279413         7/7/2003         $    211     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 738 ELECTRO MECH SCOREBOARD CO              283276         7/7/2003         $  3,608     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 739 SCR CONTROLS                            278559         7/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 740 CLADDAGH ELECTRONICS LTD                284090         7/8/2003         $    361     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 741 DCC CORP.                               282775         7/9/2003         $    433     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 742 CAE INC.                                284327         7/11/2003        $     82     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 743 FIRE LITE ALARMS                        278876         7/15/2003        $ 23,716     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 744 DF ELECTRONICS                          S78000         7/15/2003        $  1,170     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 745 ALTRONIX                                S78504         7/15/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 746 CHARGING SYSTEMS INTERNATIONAL          266668         7/18/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 747 ALTRONIX                                C77819         7/21/2003        $ 11,970     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 748 CAE INC.                                273070         7/22/2003        $    542     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 749 BOBO ENGINEERING                        278980         7/22/2003        $    572     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 750 CAM RPC ELECTRONICS                     278434         7/23/2003        $  1,550     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 751 KLS LUBRIQUIP                           278309         7/25/2003        $  1,213     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 752 XN TECHNOLOGIES                         280103         7/25/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 753 THERMO ENVIRONMENTAL INST               C74989         7/25/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 754 KOLLMORGEN INDUSTRIAL DRIVES            S78506         7/25/2003        $    819     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 755 AUDIO DESIGN ASSOCIATES                 S78429         7/26/2003        $    441     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 756 FUTURE CONTROLS CORPORATION             278625         7/28/2003        $    253     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 757 ATHENA CONTROLS                         S78884         7/28/2003        $  1,452     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 758 JAN L INC                               278914         7/29/2003        $    155     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 759 EASTMAN KODAK                           268177         7/30/2003        $  1,448     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 760 EPE CORPORATION                         276760         7/30/2003        $    140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 761 EPE CORPORATION                         276760         7/30/2003        $    242     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 762 PRINTFOLD CO.                           278576         7/31/2003        $  1,265     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 763 PELCO SALES                             279195         7/31/2003        $ 10,720     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 764 TL INDUSTRIES                           283069         7/31/2003        $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 765 CHARGING SYSTEMS INTERNATIONAL          266668         8/1/2003         $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 766 MMATS                                   282437         8/1/2003         $    914     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 767 THOMAS INSTRUMENTATION                  283920         8/1/2003         $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 768 QUANTUM DIGITAL TECHNOLOGY              S77561         8/1/2003         $  1,290     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 769 FABACRAFT                               S79180         8/1/2003         $    521     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 770 FIRE LITE ALARMS                        N77154         8/3/2003         $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 771 LINK ELECTRONICS INC                    284534         8/5/2003         $    179     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 772 MMATS                                   279413         8/7/2003         $    211     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 773 SCR CONTROLS                            278559         8/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 774 CLADDAGH ELECTRONICS LTD                284090         8/8/2003         $    361     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 775 BSH HOME APPLIANCES                     C70866         8/8/2003         $  1,249     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 776 EXTRON                                  S77732         8/8/2003         $  5,423     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 777 DF ELECTRONICS                          S78000         8/11/2003        $  1,170     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 778 DISTRON CORPORATION                     279237         8/14/2003        $    632     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 779 MINARIK ELECTRIC                        254634         8/15/2003        $  1,520     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 780 CHARGING SYSTEMS INTERNATIONAL          266668         8/15/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 781 FIRE LITE ALARMS                        278876         8/15/2003        $  5,929     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 782 DISTRON CORPORATION                     279237         8/15/2003        $    338     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 783 ALTRONIX                                S78504         8/15/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 784 WHITMAN PRODUCTS                        S78934         8/15/2003        $  2,344     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 785 BSH HOME APPLIANCES                     C70866         8/18/2003        $  2,082     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 786 EASTMAN KODAK                           268177         8/22/2003        $  2,172     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 787 XN TECHNOLOGIES                         280103         8/25/2003        $  1,519     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 788 KITKO INTERNATIONAL                     281935         8/25/2003        $  1,074     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 789 THERMO ENVIRONMENTAL INST               C74989         8/25/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 790 ATHENA CONTROLS                         S78884         8/25/2003        $  1,452     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 791 SENSORMATIC ELECTRONICS                 279627         8/26/2003        $ 13,860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 792 CAM RPC ELECTRONICS                     278434         8/28/2003        $  1,550     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 793 CHARGING SYSTEMS INTERNATIONAL          266668         8/29/2003        $ 10,954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 794 QUESTEK MFG CORP                        S78534         8/29/2003        $ 10,736     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 795 MMATS                                   282437         9/1/2003         $    914     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 796 ALTRONIX                                C77819         9/1/2003         $  3,990     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 797 FIRE LITE ALARMS                        N77154         9/1/2003         $  2,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 798 CAE INC.                                273070         9/2/2003         $    542     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 799 THOMAS INSTRUMENTATION                  283920         9/2/2003         $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 800 BSH HOME APPLIANCES                     C70866         9/4/2003         $  1,527     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 801 SCR CONTROLS                            278559         9/8/2003         $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 802 DF ELECTRONICS                          S78000         9/9/2003         $  1,287     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 803 EEEA                                    S78049         9/9/2003         $  1,560     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 804 BSH HOME APPLIANCES                     C70866         9/11/2003        $    694     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 805 CHARGING SYSTEMS INTERNATIONAL          266668         9/12/2003        $  4,681     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 806 DORIGO SYSTEMS                          283787         9/12/2003        $    898     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 807 ALTRONIX                                S78504         9/15/2003        $  6,410     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 808 BSH HOME APPLIANCES                     C70866         9/17/2003        $  1,943     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 809 ANDERSON INST C/O DANAHER CTRL          281810         9/19/2003        $    954     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 810 ATLAS ELECTRIC DEVICES                  282689         9/20/2003        $    125     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 811 EATON CUTLER HAMMER                     S77385         9/23/2003        $  3,740     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 812 CUMMINS POWER GENERATION                C73363         9/25/2003        $ 21,177     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 813 THERMO ENVIRONMENTAL INST               C74989         9/25/2003        $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 814 CAE INC.                                284327         9/26/2003        $     82     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 815 KITKO INTERNATIONAL                     282281         9/27/2003        $  1,074     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 816 JAN L INC                               278914         9/29/2003        $    155     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 817 EATON CUTLER HAMMER                     S70373         9/30/2003        $    610     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 818 MMATS                                   282437         10/1/2003        $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 819 DCC CORP.                               282775         10/1/2003        $    433     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 820 TL INDUSTRIES                           283069         10/1/2003        $    914     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 821 THOMAS INSTRUMENTATION                  283920         10/1/2003        $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 822 BSH HOME APPLIANCES                     C70866         10/2/2003        $    694     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 823 HACH CO                                 275789         10/3/2003        $    787     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 824 ORION RESEARCH INC                      S77427         10/3/2003        $  1,591     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 825 BSH HOME APPLIANCES                     C70866         10/7/2003        $  1,666     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 826 MINARIK ELECTRIC                        254730         10/8/2003        $    710     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 827 SCR CONTROLS                            278559         10/8/2003        $    436     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 828 EXITRONIX DIV BARRON MFG                C65339         10/9/2003        $  3,968     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 829 WESCO DISTRIBUTION                      S78953         10/9/2003        $    219     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 830 CAE INC.                                273070         10/10/2003       $    542     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 831 INDUCTOHEAT                             283073         10/15/2003       $    902     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 832 REPTRON KBYTE                           283222         10/17/2003       $  4,709     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 833 BSH HOME APPLIANCES                     C70866         10/21/2003       $  2,082     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 834 THERMO ENVIRONMENTAL INST               C74989         10/25/2003       $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 835 AVO INT'L DBA BIDDLE CO                 281407         11/1/2003        $  1,760     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 836 THOMAS INSTRUMENTATION                  283920         11/1/2003        $    158     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 837 CC CONTROL CORPORATION                  283958         11/1/2003        $  3,300     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 838 IGC POLYCOLD SYSTEMS                    C78399         11/1/2003        $  2,300     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 839 MMATS                                   282437         11/3/2003        $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 840 AVO INTERNATIONAL                       281959         11/12/2003       $     22     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 841 DIVELBISS CORP ****                     S77442         11/15/2003       $    127     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 842 EASTMAN KODAK                           268177         11/21/2003       $  2,172     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 843 THERMO ENVIRONMENTAL INST               C74989         11/25/2003       $  3,605     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 844 EMCO ELECTRONICS                        271060         11/27/2003       $    485     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 845 EASTMAN KODAK PMI                       275734         11/27/2003       $  1,847     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 846 RAYTEK INC                              S73856         11/27/2003       $    925     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 847 JAN L INC                               278914         11/29/2003       $    155     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 848 AYSHIRE ELECTRONICS                     277924         12/1/2003        $  4,950     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 849 CARDINAL SCALE                          279103         12/1/2003        $    906     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 850 MMATS                                   282437         12/1/2003        $    457     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 851 DIGITAL MONITORING PRODUCTS             280339         12/2/2003        $ 10,430     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 852 INTERACTIVE ENGINEERING                 S78505         12/2/2003        $  8,000     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 853 EXTRON                                  274316         12/3/2003        $  4,980     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 854 AMETEK DREXELBROOK                      283607         12/3/2003        $  8,560     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 855 NEW BRUNSWICK SCIENTIFIC                C77390         12/3/2003        $  1,614     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 856 DANAHER CONTROLS                        276041         12/5/2003        $    597     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 857 AYSHIRE ELECTRONICS                     277928         12/5/2003        $ 13,860     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 858 INTERCON                                283499         12/5/2003        $  4,182     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 859 RIVERSIDE ELECTRONICS LTD               S78810         12/5/2003        $  2,244     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 860 DISTRON CORPORATION                     279237         12/14/2003       $    169     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 861 INDUCTOHEAT                             283218         12/15/2003       $  3,428     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 862 THERMO ENVIRONMENTAL INST               C74989         12/15/2003       $  3,929     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 863 BADGE A MINIT                           S76010         12/21/2003       $  3,225     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 864 COMPUTROL MFG CORP                      229150         12/30/2003       $  1,077     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 865 SENSORMATIC ELECTRONICS                 268258         12/30/2003       $  3,510     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 866 SENSORMATIC ELECTRONICS                 271513         12/30/2003       $ 84,690     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 867 SENSORMATIC ELECTRONICS                 273518         12/30/2003       $ 20,025     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 868 EASTMAN KODAK CESD                      275597         12/30/2003       $  5,079     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 869 VIP INDUSTRIES INC                      276160         12/30/2003       $    405     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 870 SENSORMATIC ELECTRONICS                 276177         12/30/2003       $  1,906     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 871 SENSORMATIC ELECTRONICS                 277460         12/30/2003       $    585     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 872 SENSORMATIC ELECTRONICS                 279626         12/30/2003       $    347     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 873 SENSORMATIC ELECTRONICS                 284449         12/30/2003       $    396     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 874 SENSORMATIC ELECTRONICS                 284562         12/30/2003       $  6,759     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 875 PLEXUS INTL SALES & LOGISTICS           S64892         12/30/2003       $  5,100     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 876 TAPRITE FASSCO MFG                      S76174         12/30/2003       $ 42,073     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 877 SAFARI TECHNOLOGIES                     227582         12/31/2003       $    456     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 878 UNIVERSAL INSTRUMENTS                   231851         12/31/2003       $    176     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 879 ROGERS ELECTRO MATICS                   232534         12/31/2003       $  1,213     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 880 IMCO INTERNATIONAL LTD                  233205         12/31/2003       $     70     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 881 MINARIK ELECTRIC                        234258         12/31/2003       $  1,216     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 882 AIR TECHNIQUES                          234952         12/31/2003       $  1,142     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 883 AIR TECHNIQUES                          234953         12/31/2003       $ 20,724     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 884 HYDE PARK ELECTRONICS                   236551         12/31/2003       $    466     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 885 EVI INC ****                            237725         12/31/2003       $    518     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 886 HONEYWELL DATA INSTRUMENTS              241792         12/31/2003       $    595     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 887 HYPERTHERM                              243317         12/31/2003       $  1,376     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 888 QUALITROL                               245090         12/31/2003       $  1,980     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 889 MANUFACTURING RESOURCE GROUP            246341         12/31/2003       $    289     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 890 AXIONICS INC                            247139         12/31/2003       $    224     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 891 HACH CO                                 247294         12/31/2003       $  1,278     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 892 IX INC                                  248838         12/31/2003       $    528     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 893 INDUCTOHEAT                             248855         12/31/2003       $  2,285     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 894 ANALITE INC                             251160         12/31/2003       $    220     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 895 SAFARI TECHNOLOGIES                     252867         12/31/2003       $  3,393     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 896 CREONIX                                 252876         12/31/2003       $  1,299     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 897 HONEYWELL DATA INSTRUMENTS              253194         12/31/2003       $    126     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 898 PELCO SALES                             253926         12/31/2003       $    134     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 899 PRECISION SYSTEMS ****                  255104         12/31/2003       $    140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 900 CUMMINS POWER GENERATION                255533         12/31/2003       $  3,670     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 901 QUALITROL                               256699         12/31/2003       $  8,250     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 902 URS ELECTRONICS INC                     257082         12/31/2003       $  1,701     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 903 CUMMINS POWER GENERATION                257757         12/31/2003       $  1,435     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 904 URS ELECTRONICS INC                     257913         12/31/2003       $    167     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 905 EATON CUTLER HAMMER                     258337         12/31/2003       $  8,607     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 906 EATON CUTLER HAMMER                     258338         12/31/2003       $    263     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 907 EATON CUTLER HAMMER                     258354         12/31/2003       $  1,108     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 908 EATON CUTLER HAMMER                     258358         12/31/2003       $  1,812     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 909 DANAHER CONTROLS                        259134         12/31/2003       $     88     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 910 AMETEK DREXELBROOK                      259746         12/31/2003       $  1,468     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 911 URS ELECTRONICS INC                     261154         12/31/2003       $  2,888     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 912 US PAPER COUNTERS ****                  261947         12/31/2003       $    561     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 913 OPTIMA TECHNOLOGY ASSOCIATES            262986         12/31/2003       $    159     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 914 ETEMCO                                  264087         12/31/2003       $  1,698     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 915 EMCO ELECTRONICS                        264502         12/31/2003       $    352     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 916 BRANSON ULTRASONICS                     265027         12/31/2003       $    413     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 917 CUMMINS POWER GENERATION                265380         12/31/2003       $  4,771     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 918 CUMMINS POWER GENERATION                265381         12/31/2003       $    995     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 919 T TECH                                  266190         12/31/2003       $    290     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 920 QUALITROL                               267196         12/31/2003       $  5,940     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 921 TROXLER ELECTRONIC LAB                  267905         12/31/2003       $    445     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 922 ORB ANALYTICAL COMPANY                  268051         12/31/2003       $    483     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 923 EXTRON                                  268364         12/31/2003       $    416     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 924 KENTRONICS INC                          268841         12/31/2003       $  2,565     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 925 WEIGH TRONIX                            269022         12/31/2003       $  6,511     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 926 EXTRON                                  269063         12/31/2003       $    226     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 927 EXTRON                                  269343         12/31/2003       $  1,360     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 928 EXTRON                                  269343         12/31/2003       $    844     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 929 AMETEK DREXELBROOK                      270365         12/31/2003       $    564     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 930 DIVELBISS CORP ****                     271437         12/31/2003       $  3,840     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 931 PELCO SALES                             272942         12/31/2003       $  2,345     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 932 CAPINTEC INSTR INC                      274142         12/31/2003       $  2,400     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 933 GOLDEN WEST TECHNOLOGY                  274680         12/31/2003       $  3,610     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 934 EMCO ELECTRONICS                        275833         12/31/2003       $    330     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 935 MCL INDUSTRIES                          276022         12/31/2003       $    568     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 936 EMCO ELECTRONICS                        276068         12/31/2003       $    330     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 937 VIP INDUSTRIES INC                      276162         12/31/2003       $  1,781     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 938 PROTECH SYSTEMS ****                    276532         12/31/2003       $    279     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 939 IMAGE DIAGNOSTICS INC                   276764         12/31/2003       $    621     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 940 SENSORMATIC ELECTRONICS                 277047         12/31/2003       $  3,150     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 941 QUADTECH QTI                            277825         12/31/2003       $    450     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 942 SENSORMATIC ELECTRONICS                 279603         12/31/2003       $    243     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 943 SENSORMATIC ELECTRONICS                 279604         12/31/2003       $    275     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 944 PGK UNLIMITED                           279834         12/31/2003       $  2,565     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 945 PGK UNLIMITED                           279838         12/31/2003       $    289     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 946 VEEDER ROOT                             280191         12/31/2003       $  2,184     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 947 PARKING PRODUCTS CORP.                  281116         12/31/2003       $    449     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 948 WEIGH TRONIX                            281213         12/31/2003       $ 17,940     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 949 EXTRON                                  281325         12/31/2003       $  1,899     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 950 CONTROL PRODUCTS INC                    281834         12/31/2003       $  9,320     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 951 LEITCH TECHNOLOGY                       282558         12/31/2003       $  3,210     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 952 STERIS CORP                             282936         12/31/2003       $  4,726     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 953 NORTH AMERICAN MEDICAL CORP             283023         12/31/2003       $  8,595     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 954 SENSORMATIC ELECTRONICS                 283085         12/31/2003       $  3,301     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 955 CHRONO LOG                              283408         12/31/2003       $    569     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 956 CHRONO LOG                              283408         12/31/2003       $    974     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 957 CHRONO LOG                              283408         12/31/2003       $    375     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 958 CHRONO LOG                              283408         12/31/2003       $    148     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 959 ANDERSON INST C/O DANAHER CTRL          283484         12/31/2003       $    952     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 960 DURAND WAYLAND                          284447         12/31/2003       $  1,885     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 961 BSH HOME APPLIANCES                     C70866         12/31/2003       $  5,552     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 962 WHEELOCK INC                            C75137         12/31/2003       $  4,288     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 963 STEAMASTER                              C75815         12/31/2003       $ 18,450     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 964 INTEGRATED CONTROL DEVICES              S59338         12/31/2003       $  3,272     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 965 TECHTRON SYSTEMS INC                    S60026         12/31/2003       $    655     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 966 ELECTRONIC INSTRUMENTATION EIT          S62533         12/31/2003       $     18     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 967 QUADLOGIC CONTROLS CORP                 S63635         12/31/2003       $ 17,052     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 968 CONTROLLED POWER CO ****                S64641         12/31/2003       $  4,925     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 969 CONTROLLED POWER CO ****                S64641         12/31/2003       $    233     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 970 APSCO INTERNATIONAL                     S66080         12/31/2003       $ 43,944     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 971 HYPERTHERM                              S66684         12/31/2003       $  2,131     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 972 TECHTRON SYSTEMS INC                    S66913         12/31/2003       $    155     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 973 TECHTRON SYSTEMS INC                    S66913         12/31/2003       $    199     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 974 AYSHIRE ELECTRONICS                     S68931         12/31/2003       $ 14,742     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 975 WEIGH TRONIX                            S68964         12/31/2003       $  2,125     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 976 SSS INC                                 S69385         12/31/2003       $  9,044     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 977 ELECTRONIC MFG EMS                      S69446         12/31/2003       $  7,524     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 978 ENERPAC DIV APPLIED POWER               S69731         12/31/2003       $ 12,021     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 979 DIGITAL MATRIX SUN LOGIC                S70964         12/31/2003       $  2,309     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 980 DIGITAL MATRIX SUN LOGIC                S70964         12/31/2003       $  1,794     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 981 DIGITAL MATRIX SUN LOGIC                S70964         12/31/2003       $    156     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 982 BULWARK ELECTRONICS USA                 S71293         12/31/2003       $    654     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 983 DISTRON CORPORATION                     S71700         12/31/2003       $  6,660     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 984 CIRCOM INC                              S73393         12/31/2003       $  6,399     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 985 GAITRONICS CORP                         S73755         12/31/2003       $  2,240     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 986 LEITCH TECHNOLOGY                       S74477         12/31/2003       $  6,700     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 987 MKS INSTR INC                           S75005         12/31/2003       $  1,182      Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 988 GARDAN INC                              S75101         12/31/2003       $    558     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 989 TARGET MACHINES INC                     S75561         12/31/2003       $  2,111     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 990 INRANGE                                 S76731         12/31/2003       $  5,149     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 991 MARS ELECTRONICS                        S78358         12/31/2003       $ 13,662     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 992 MARS ELECTRONICS                        S78358         12/31/2003       $  9,792     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 993 MARS ELECTRONICS                        S78358         12/31/2003       $ 22,288     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 994 INVACARE CORP                           S78893         12/31/2003       $  2,925     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 995 MODULAR POWER SYSTEMS                   S78909         12/31/2003       $  4,212     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 996 ZIONSVILLE ENGINEERING                  247171         12/28/2009       $  1,531     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 997 ENTERTAINMENT LIGHTING CTRLS            264760         12/29/2009       $    112     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

 998 ZIONSVILLE ENGINEERING                  247171         12/30/2009       $  1,531     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
 999 INNOVATIVE GAMING                       253944         12/30/2009       $  1,552     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1000 AIM ELECTRONICS                         262742         12/30/2009       $    336     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1001 AMX CORPORATION                         264657         12/30/2009       $  1,040     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1002 ENTERTAINMENT LIGHTING CTRLS            264760         12/30/2009       $    140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1003 MMATS                                   272641         12/30/2009       $      -     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1004 CSRS INC                                C71208         12/30/2009       $  1,349     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1005 SHANNON TECHNOLOGIES                    S71191         12/30/2009       $    816     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1006 ZIONSVILLE ENGINEERING                  247171         12/31/2009       $  1,531     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1007 INNOVATIVE GAMING                       253944         12/31/2009       $  1,552     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1008 BADGER ELECTRONICS                      256889         12/31/2009       $    477     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1009 AIM ELECTRONICS                         262742         12/31/2009       $    336     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1010 ENTERTAINMENT LIGHTING CTRLS            264760         12/31/2009       $    140     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1011 MMATS                                   272641         12/31/2009       $    243     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1012 RAMP IND INC ****                       273074         12/31/2009       $    794     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1013 AXCELIS TECHNOLOGIES INC.               276192         12/31/2009       $  1,454     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1014 FAST CORP                               276546         12/31/2009       $    683     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1015 CROWN PHOTO SYSTEMS                     C58381         12/31/2009       $  3,393     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1016 APPLIED POWER                           C67308         12/31/2009       $  4,163     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1017 CSRS INC                                C71208         12/31/2009       $  1,389     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1018 LIEBEL FLARSHEIM A/P 30-2               C76438         12/31/2009       $  1,862     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------
1019 SHANNON TECHNOLOGIES                    S71191         12/31/2009       $    816     Signal Transformer Co., Inc.
--------------------------------------------------------------------------------------------------------------------------

OUTSTANDING CUSTOMER BLANKET PURCHASE ORDERS
--------------------------------------------------------------------------------
     VENDOR                     SO NUMBER       OPEN VALUE         COMPANY
--------------------------------------------------------------------------------
 1 SOLECTRON CORP.             SO-15558*1       $  140.36      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
 2 SOLECTRON CORP.             SO-15557*1           98.60      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
 3 SIEMON                      MO-39730*1          348.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
 4 ORTRONICS, INC.             MO-59259*3        1,641.12      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
 5 CUBIX                       SO-12268*2          450.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------

 6 DIVERSIFIED SYSTEMS         SO-2754*2           636.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
 7 DIGI INTERNATIONAL          SO-18598*1       14,415.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
 8 SOLECTRON CORP.             SO-15328*1        1,833.96      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
 9 BICOM INC.                  SO-30806*1        4,620.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
10 COMPUTEL INC.               SO-15104*1          680.70      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
11 SOLECTRON CORP.             SO-15044*1        1,806.60      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
12 ONAN POWER ELECTRONI        SO-11068*2        2,940.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
13 ONAN POWER ELECTRONI        SO-11068*3        2,940.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
14 GN NETCOM, INC.             SO-20974*1          564.40      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
15 COMMUNICATION COMPON        SO-17693*1        6,210.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
16 FAWN INDUSTRIES, INC        SO-23266*1        6,609.60      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
17 AVAYA COMMUNICATION         SO-22257*1        4,515.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------

18 SCI SYSTEMS INC             SO-36825*3       42,760.50      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
19 ORTRONICS, INC.             SO-11251*1       15,000.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
20 COMPUTER CRAFT              SO-7941*1        19,987.92      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
21 COMPUTEL INC.               SO-17571*1        7,500.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
22 SIEMON                      SO-28190*1       11,340.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
23 QUOCOM INC.                 SO-9030*3        64,557.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
24 INTERFACE TECHNOLOGY        SO-8056*1       187,050.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
25 PASS & SEYMOUR/LEGRA        SO-48061*1      536,016.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------
26 PASS & SEYMOUR/LEGRA        SO-48062*1     $540,540.00      Stewart Connector
                                                               System. Inc.
--------------------------------------------------------------------------------

                                                                       EXHIBIT B
                                                                       ---------

                          FORM OF ASSUMPTION AGREEMENT
                          ----------------------------

           THIS ASSUMPTION AGREEMENT (this "Agreement") is made and entered into this __ day of _____, 2002, by and among Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation (collectively, the "Buyers") and Insilco Technologies, Inc., a Delaware corporation, Stewart Connector Systems, Inc., a [_____] corporation, InNet Technologies, Inc., a [_______] corporation, and Signal Transformer Co., Inc., a [_______] corporation (collectively, the "Sellers"). This Agreement is entered into pursuant to a Stock and Asset Purchase Agreement, dated as of __________, 2002, by and among the Buyers and the Sellers (the "Purchase Agreement").


                    KNOW ALL MEN BY THESE PRESENTS, T h a t:

           1. Assumption. Subject to Section 2 hereof, in consideration of the promises, agreements and covenants set forth herein and in the Purchase Agreement, the Buyers hereby assume and agree to pay, perform and discharge when due all of the Assumed Liabilities in accordance with the respective terms and subject to the respective conditions thereof.

           2. Excluded Liabilities. NOTWITHSTANDING ANY PROVISION HEREIN TO THE CONTRARY, THE BUYERS SHALL NOT ASSUME OR BE OBLIGATED TO PAY, PERFORM OR DISCHARGE ANY LIABILITIES OR OBLIGATIONS OF THE SELLERS OTHER THAN THE "ASSUMED LIABILITIES."

           3. Interpretation. This Agreement is subject to and shall be construed in accordance with the provisions of the Purchase Agreement. All capitalized terms not defined herein but defined in the Purchase Agreement shall have the meanings set forth in the Purchase Agreement.

           4. Assignment. This Agreement may not be assigned by operation of law or otherwise without the express written consent of the Sellers and the Buyers (which consent may be granted or withheld in the sole discretion of the Sellers or the Buyers).

           5. No Third Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person, including, without limitation, any union or any employee or former employee of the Sellers, any legal or equitable right, benefit or remedy of any nature whatsoever, including, without limitation, any rights or employment for any specified period, under or by reason of this Agreement.

           6. Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Sellers and the Buyers.

           7. Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of the other parties,
(b) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document delivered by the other party pursuant hereto or (c) waive compliance with any of the agreements of the other parties or conditions to such parties' obligations contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any such rights.

           8. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated by this Agreement are consummated as originally contemplated to the greatest extent possible.

           9. Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

           10. Governing Law. This Agreement shall be governed by the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first written above.

                                               THE SELLERS:

                                               INSILCO TECHNOLOGIES, INC.

                                               By:___________________________
                                                     Name:
                                                     Title:


                                               Stewart Connector Systems, Inc.

                                               By:___________________________
                                                     Name:
                                                     Title:

                                               InNet Technologies, Inc.

                                               By:___________________________
                                                     Name:
                                                     Title:

                                               Signal Transformer Co., Inc.

                                               By:___________________________
                                                     Name:
                                                     Title:

                                               THE BUYERS:

                                               BEL FUSE, LTD.

                                               By:___________________________
                                                     Name:
                                                     Title:

                                               BEL FUSE MACAU, L.D.A.

                                               By:___________________________
                                                     Name:
                                                     Title:

                                               BEL CONNECTOR INC.

                                               By:___________________________
                                                     Name:
                                                     Title:

                                               BEL FUSE NEWCO, INC.

                                               By:___________________________
                                                     Name:
                                                     Title:

                                                                       EXHIBIT C
                                                                       ---------

                              FORM OF BILL OF SALE
                              --------------------

           KNOW ALL MEN BY THESE PRESENTS, that:

           A. Insilco Technologies, Inc., a Delaware corporation, Stewart Connector Systems, Inc., a [_____] corporation, InNet Technologies, Inc., a [_______] corporation, and Signal Transformer Co., Inc., a [_______] corporation (collectively, the "Sellers"), in partial consideration for the payment of the Purchase Price by Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation (collectively, the "Buyers"), pursuant to the Stock and Asset Purchase Agreement, dated as of __________, 2002, by and among the Sellers and the Buyers (the "Agreement"), do hereby sell, assign, convey, transfer and deliver to the Buyers, free and clear of all Encumbrances other than Closing Encumbrances, all of the right, title and interest that the Sellers possess as of the date hereof in, to and under the Purchased Assets.

           B. For the consideration recited in Paragraph A, the Sellers hereby appoint the Buyers, and each of them, the true and lawful attorney or attorneys of the Sellers, with full power of substitution, for the Sellers and in their names and stead or otherwise, by and on the behalf of and for the benefit of the Buyers to:

                     (l) demand and receive from time to time any and all of the Purchased Assets hereby sold, assigned, transferred, conveyed and delivered to the Buyers;

                     (2) give receipts and releases for and in respect of the Purchased Assets and any part thereof;

                     (3) from time to time, institute and prosecute in the name of the Sellers or otherwise, but at the expense and for the benefit of the Buyers, any and all proceedings at law, in equity or otherwise which the Buyers may deem proper in order to collect, assert, or enforce any claim, right or title of any kind in and to the Purchased Assets hereby sold, assigned, transferred, conveyed and delivered;

                     (4) defend or compromise any and all actions, suits, or proceedings in respect of any of the Purchased Assets; and

                     (5) do all reasonable acts and things in relation to the Purchased Assets sold and assigned hereunder.

           C. The Sellers hereby agree that the appointment made and the powers hereby granted are coupled with an interest and may not be revoked or amended by the Sellers in any manner or for any reason without the consent of the Buyers.

           D. For the consideration recited in Paragraph A, the Sellers hereby covenant and agree with the Buyers that the Sellers will do, execute and deliver, or will cause to be done, executed and delivered, all such further acts, transfers, assignments, conveyances, powers of attorney and assurances requested by the Buyers, from time to time, that are necessary for the better assuring, conveying and confirming unto the Buyers the entire right, title and interest of the Sellers in the Purchased Assets hereby sold, transferred, assigned and conveyed to the Buyers.

           E. All capitalized terms not defined herein but defined in the Agreement shall have the meanings set forth in the Agreement.

           F. This Bill of Sale shall be binding upon the Sellers, their successors and permitted assigns and shall inure solely to the benefit of the Buyers, their successors and permitted assigns, and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Bill of Sale.

           G. This Bill of Sale shall be governed by the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

           IN WITNESS WHEREOF, the Sellers have caused these presents to be signed by their proper corporate officers this __ day of _______, 2002.



                                            INSILCO TECHNOLOGIES, INC.

                                            By:___________________________
                                                  Name:
                                                  Title:

                                            Stewart Connector Systems, Inc.

                                            By:___________________________
                                                  Name:
                                                  Title:

                                            InNet Technologies, Inc.

                                            By:___________________________
                                                  Name:
                                                  Title:

                                            Signal Transformer Co., Inc.

                                            By:___________________________
                                                  Name:
                                                  Title:

                                                                       EXHIBIT D
                                                                       ---------

                                  Exhibit D to
                       Stock and Asset Purchase Agreement
                        Form of Bidding Procedures Order




                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE
-----------------------------------------------------x
                                                     :    Chapter 11
In re                                                :
                                                     :    Case No.  02_____ (__)
INSILCO TECHNOLOGIES, INC., et al.1,                 :
                                                     :    (Jointly Administered)
                                       Debtors.      :
                                                     :
-----------------------------------------------------x



        ORDER PURSUANT TO 11 U.S.C. ss.ss. 363(b) AND 105(a) AND FED. R.
               BANKR. P. 2002, 6004 AND 9014 APPROVING (A) BIDDING
              PROCEDURES, (B) TERMINATION PAYMENTS AND (C) THE FORM
             AND MANNER OF NOTICE OF (i) THE SALE OF CERTAIN ASSETS
             RELATED TO THE DEBTORS' PASSIVE COMPONENTS BUSINESS AND
             (ii) THE ASSUMPTION AND ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND UNEXPIRED LEASES, AND GRANTING RELATED RELIEF


           This matter having come before the Court on the Motion of the Debtors for Orders Pursuant to 11 U.S.C. ss.ss. 363(b), 365, and 105(a) and Fed. R. Bankr. P. 2002, 6004, 6006 and 9014 (I) Approving (A) Bidding Procedures, (B) Termination Payments, and (C) the Form and Manner of Notice of (i) the Sale of Certain Assets Related to the Debtors' Passive Components Business and (ii) the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, and Granting Related Relief, and (II) Authorizing and Approving (A) the Sale of Certain Assets Related to the Debtors' Passive Components Business Free and Clear of

-----------
1 The other debtors in these jointly administered chapter 11 proceedings are Insilco Holding Co., InNet Technologies, Inc., Insilco International Holdings, Inc., Precision Cable Mfg. Corporation, Eyelets for Industry, Inc., EFI Metal Forming, Inc., Stewart Stamping Corporation, Stewart Connector Systems, Inc., Signal Caribe, Inc., and Signal Transformer Co., Inc.

Liens, Claims and Encumbrances and (B) the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases (the "Motion") filed by the above-captioned debtors and debtors-in-possession (the "Debtors"); and the Debtors by the Motion have requested at this time the entry of an order (the "Bidding Procedures Order") (a) approving bidding procedures (the "Bidding Procedures") for the sale (the "Sale") of substantially all of the assets of Insilco Technologies, Inc., Stewart Connector Systems, Inc., InNet Technologies, Inc., Insilco International Holdings, Inc., Signal Caribe, Inc., Eyelets for Industry, Inc. Stewart Stamping Corporation and Signal Transformer Co., Inc. (collectively, the "Sellers") that are related to the Sellers' passive components business and all issued and outstanding equity securities of the Foreign Corporations (as defined in the Sale Agreement, as defined below) (the "Shares"), (b) authorizing the payment of the Topping Fee and Expense Reimbursement (as each is defined in the Sale Agreement, together, the "Termination Payments") pursuant to and as described in the Sale Agreement (as defined below), (c) approving the form and manner of notice of the Sale and the assumption and assignment of certain executory contracts and unexpired leases, and (d) scheduling a hearing (the "Sale Hearing") on approval of (i) the Sale pursuant to and as described in the Stock and Asset Purchase Agreement, dated as of December ____, 2002 (the "Sale Agreement"), by and among the Sellers and Bel Fuse Ltd., Bel Fuse Macau, L.D.A., Bel Connector Inc. and Bel Transformer Inc. as purchasers (collectively, the "Buyers") and (ii) the assumption by the applicable Seller and assignment to the Buyers of certain executory contracts and unexpired leases (the "Assumed Agreements"), pursuant to and as described in the Sale Agreement; and the Debtors having determined that approving the Bidding Procedures, authorizing the Termination Payments and granting the other relief requested in the Motion will induce competitive bidding for the Debtors' assets and will maximize the value of the Debtors' estates; and the Court having considered the Motion and the arguments of counsel in support of the entry of the Bidding Procedures Order, and the opposition thereto, if any, at a hearing for such purpose (the "Bidding Procedures Hearing"); and it appearing that the relief requested in the Motion is in the best interests of the Debtors, their estates and creditors and other parties in interest; and it appearing that notice of the Motion has been given as set forth in the Motion and that no other or further notice need be given; and upon the record of the Bidding Procedures Hearing; and after due deliberation thereon; and good cause appearing therefore, it is hereby


                     FOUND AND DETERMINED THAT:2

           A. The Court has jurisdiction over this matter and over the property of the Debtors and their respective bankruptcy estates pursuant to 28 U.S.C. ss. 1334 and ss. 157(a).

           B. This is a core proceeding pursuant to 28 U.S.C. ss. 1334 and ss. 157(b)(2)(A), (N) and (O).

           C. The Debtors have articulated good and sufficient reasons for approving (i) the Bidding Procedures, (ii) the Termination Payments, (iii) the form and manner of notice of the Motion as it relates to the Sale and the Sale Hearing (the "Sale Notice"), and (iv) the form and manner of notice of the assumption and assignment of the Assumed Agreements and the cure amounts in respect thereof to be served on parties to each Assumed Agreement (substantially in the form annexed to the Motion as Exhibit E, the "Cure Notice", and Exhibit F, the "Assumption Notice").

           D. The Debtors have articulated good and sufficient reasons for scheduling the Sale Hearing.

-----------
2 Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed. R. Bankr. P. 7052.

           E. The Debtors' obligations to the Buyers in respect of the Termination Payments constitute actual and necessary costs and expenses of preserving the Debtors' estates, within the meaning of sections 503(b) and 507(a)(1) of chapter 11 of title 11, United States Code (the "Bankruptcy Code") and provide substantial benefit to the Debtors' estates. The Debtors' payment of the Termination Payments on the terms and conditions set forth in the Sale Agreement is reasonable and appropriate, in light of the size and nature of the Sale and the efforts that have been and will be expended by the Buyers notwithstanding that the proposed Sale is subject to higher or better offers for the assets to be acquired pursuant to the Sale Agreement (as defined therein, the "Purchased Assets") and the Shares. The terms and conditions of the Termination Payments were negotiated by the parties at arms' length and in good faith, and are necessary to ensure that the Buyers will continue to pursue their proposed acquisition of the Purchased Assets and the Shares. The Termination Payments were a material inducement for, and condition of, the Buyers' entry into the Sale Agreement. The Buyers are unwilling to commit to hold open their offer to purchase the Purchased Assets and the Shares under the terms of the Sale Agreement unless they are assured payment of the Termination Payments in accordance with the terms of the Sale Agreement. Such assurance is, therefore, promoting more competitive bidding by inducing the Buyers' bid that otherwise would not have been made, and without which bidding would have been limited.

           F. Because the Termination Payments induced the Buyers to research the value of the Purchased Assets and the Shares and submit a bid that will serve as a minimum or floor bid on which other bidders can rely, the Buyers have provided a benefit to the Debtors' estates by increasing the likelihood that the price at which the Purchased Assets and the Shares are sold will reflect their true worth. Absent authorization of the Termination Payments, the Debtors may lose the opportunity to obtain the highest and best available offer for the Purchased Assets and the Shares.

           G. The Bidding Procedures are reasonable and appropriate and represent the best method for maximizing the return for the Purchased Assets and the Shares.

           NOW THEREFORE, IT IS HEREBY ORDERED, ADJUDGED AND DECREED THAT:

                               BIDDING PROCEDURES

           1. The Bidding Procedures, as set forth in Exhibit A hereto (and incorporated herein by reference as if fully set forth in this Bidding Procedures Order), are hereby approved and shall govern all proceedings relating to the Sale, the Sale Agreement and any subsequent bids for the Purchased Assets and the Shares in these cases. Termination Payments

2. Sections 7.12, 9.1, 9.2 and 9.3 of the Sale Agreement are hereby approved and shall be enforceable in accordance with their terms. The Debtors are hereby authorized to make the Termination Payments, subject to the terms and conditions set forth in the Sale Agreement. The Debtors' obligations in respect of the Termination Payments shall survive termination of the Sale Agreement and, until paid, shall constitute an administrative expense of the Sellers' estates pursuant to sections 503(b) and 507(a)(1) of the Bankruptcy Code and shall be paid in accordance with the terms of the Sale Agreement without further order of the Court.

                                  SALE HEARING

           3. The Sale Hearing shall be held before the undersigned United States Bankruptcy Judge, on _________, 2003, at ____ [a.m./p.m.] in the United States Bankruptcy Court for the District of Delaware, 824 Market Street, Wilmington, Delaware, at which time the Court shall consider the Debtors' request for approval of the Sale as set forth in the Motion and confirm the results of the Auction (as defined in Exhibit A hereto), if any. Objections to the entry of an order approving the Sale and the other relief requested in the Motion must be made in writing and must be filed with the Bankruptcy Court and served upon the following parties so as to be received by no later than 4:00 p.m. (prevailing New York time) on _______, 2003: (i) Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, counsel for the Debtors, attn: Constance A. Fratianni and Scott C. Shelley; (ii) Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068, counsel for the Buyers, attn: Bruce Buechler; (iii) the Office of the United States Trustee; and
(iv) Sidley Austin Brown & Wood, Bank One Plaza, 10 S. Dearborn Street, Chicago, Illinois 60603, counsel to the Prepetition Agent (as defined in Exhibit A hereto), attn: Robert Freeman. The failure of any objecting party to timely file and serve its objection shall be a bar to the assertion by such party at the Sale Hearing or thereafter of any objection to the Motion, the Sale or the Debtors' consummation and performance of the Sale Agreement, including the transfer of the Purchased Assets and the Shares free and clear of all Interests (as defined in Paragraph 5, below) other than Closing Encumbrances (as defined in the Sale Agreement).

           4. The Sale Hearing may be adjourned from time to time without further notice to creditors or parties in interest other than by announcement of the adjournment in open Court or on the Court's calendar on the date scheduled for the Sale Hearing or any adjourned date.

                                     NOTICE

           5. The form and manner of notice of (a) the Motion and the Sale Hearing and (b) the proposed assumption and assignment of the Assumed Agreements (including the Cure Notices and the Assumption Notices), in each case as described in the Motion, are hereby determined to be good and sufficient, and no other or further notice thereof shall be required, if given as follows:

               (a) Notice of Sale Hearing. The Debtors shall, within three (3) business days of the entry of the Bidding Procedures Order on the docket of the Bankruptcy Court, serve a copy of each of the Motion, the proposed form of order approving the Sale of the Purchased Assets and the Shares (substantially in the form of Exhibit H to the Motion, the "Sale Order") and this Bidding Procedures Order by first class mail, postage prepaid, upon: (i) all entities known to have expressed an interest in a transaction with respect to the Purchased Assets (or a portion thereof) and the Shares during the past six (6) months; (ii) all entities known to have asserted any lien, claim, interest or encumbrance (collectively, "Interests") in or upon the Purchased Assets and the Shares; (iii) all federal, state, and local regulatory or taxing authorities or recording offices (including Federal and State environmental authorities, the Attorney General of the State of New York, the New York Division of Taxation, the New York City Corporation Counsel and New York City Tax office) which have a reasonably known interest in the relief requested by the Motion; (iv) all parties to the Assumed Agreements; (v) the United States Attorney's office; (vi) the Securities and Exchange Commission; (vii) the Internal Revenue Service; (viii) all entities that have requested notice in accordance with Rule 2002 of the Federal Rules of Bankruptcy Procedures; and (ix) counsel to any official committee established in these chapter 11 cases;

               (b) Sale Notice. The Debtors shall, within three (3) business days of the entry of the Bidding Procedures Order on the docket of the Bankruptcy Court, serve by first-class mail, postage prepaid, a copy of the Sale Notice substantially in the form annexed to the Motion as Exhibit C, upon all other known creditors of the Debtors;

               (c) Cure Notice. The Debtors shall, within three (3) business days after the entry of the Bidding Procedures Order on the docket of the Bankruptcy Court, serve on all non-Debtor parties to the Assumed Agreements and agreements the Sellers believe might reasonably be Additional Assumed Agreements (as defined below), a Cure Notice substantially in the form annexed to the Motion as Exhibit E specifying the cure amount necessary to assume each such agreement (the "Cure Amount") and the Debtors' intention to assume and assign the Assumed Agreements to the Buyers. Each non-Debtor party to the Assumed Agreements and the Additional Assumed Agreements shall have until the date that is five (5) days prior to the date of the Sale Hearing, or ____________ ___, 2003 (the "Cure Objection Deadline") to file and serve on the parties listed in paragraph 3 above an objection to the Cure Amount and must state with specificity in its objection what alleged Cure Amount or other cure is required (with appropriate documentation in support thereof) and, in the case of each Assumed Agreement, the basis for any objection to assumption or assignment. If no objection is timely received, the Cure Amount set forth in the Debtors' Cure Notice shall be controlling, notwithstanding anything to the contrary in any Assumed Agreement, Additional Assumed Agreement or any other document, and the non-Debtor party to the Assumed Agreement or Additional Assumed Agreement shall be forever barred from asserting any other claims against the Debtors, the Buyers, or the property of any of them, in respect of such Assumed Agreement or Additional Assumed Agreement;

               (d) Publication Notice. Within ten (10) days after the date the Bidding Procedures Order is entered on the Bankruptcy Court docket, or as soon thereafter as is practicable, the Debtors shall cause notice substantially in the form of the notice attached to the Motion as Exhibit D, to be published in the national edition of The Wall Street Journal; and

               (e) Assumption Notice. Promptly following conclusion of the Auction, in the event the Buyers are not the Successful Bidder (as defined in Exhibit A hereto), the Debtors shall cause the Assumption Notice substantially in the form of Exhibit F to the Motion to be sent by facsimile, overnight courier or hand delivery to each non-Debtor party to an executory contract or unexpired lease that was not previously identified as an Assumed Agreement but that is to be assumed and assigned to the Successful Bidder (x) identifying the Successful Bidder and (y) notifying such non-Debtor party as to the executory contract(s) and unexpired lease(s) to which it is party that are to be assumed and assigned (the "Additional Assumed Agreements"). Any objection to the assumption and assignment of any Additional Assumed Agreement shall be filed no later than 4 p.m. prevailing New York time on the day prior to the date first scheduled for the Sale Hearing.

           6. The Court shall retain jurisdiction over any matter or dispute arising from or relating to the implementation of this Bidding Procedures Order.
Dated: Wilmington, Delaware ______________, 2003

                                            _________________________________
                                            UNITED STATES BANKRUPTCY JUDGE

                                                            EXHIBIT A TO BIDDING
                                                            --------------------
                                                                PROCEDURES ORDER
                                                                ----------------

                               PASSIVE COMPONENTS
                               BIDDING PROCEDURES
                               ------------------

           Set forth below are the bidding procedures (the "Bidding Procedures") to be employed with respect to the proposed sale of the passive components business (as defined in the Sale Agreement, the "Business") of Insilco Technologies, Inc., Stewart Connector Systems, Inc., InNet Technologies, Inc., Insilco International Holdings, Inc., Signal Caribe, Inc., Eyelets for Industry, Inc. Stewart Stamping Corporation and Signal Transformer Co., Inc. (collectively, the "Sellers"). On __________, 2002, the Sellers executed a Stock and Asset Purchase Agreement (the "Sale Agreement") by and among the Sellers and Bel Fuse Ltd., Bel Fuse Macau, L.D.A., Bel Connector Inc. and Bel Transformer Inc. as purchasers (collectively, the "Buyers") with respect to, among other things, the sale (the "Sale") of substantially all of the assets (as defined in the Sale Agreement, the "Purchased Assets") of the Sellers relating to the Business and all issued and outstanding equity securities of the Foreign Corporations (as defined in the Sale Agreement) (the "Shares"). The Sale is subject to competitive bidding as set forth herein and approval by the Bankruptcy Court (as defined below) pursuant to sections 363 and 365 of chapter 11 of title 11, United States Code (the "Bankruptcy Code").

           On December ___, 2002, the Debtors filed a Motion for Orders Pursuant to 11 U.S.C.ss.ss. 363(b), 365, and 105(a) and Fed. R. Bankr. P. 2002, 6004,
6006 and 9014 (I) Approving (A) Bidding Procedures, (B) Termination Payments, and (C) the Form and Manner of Notice of (i) the Sale of Certain Assets Related to the Debtors' Passive Components Business and (ii) the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, and Granting Related Relief, and (II) Authorizing and Approving (A) the Sale of Certain Assets Related to the Debtors' Passive Components Business Free and Clear of Liens, Claims and Encumbrances and (B) the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases (the "Motion").1 On ___________, 2003, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an Order Pursuant to 11 U.S.C. ss.ss. 363(b) and 105(a) and Fed.
R. Bankr. P. 2002, 6004 and 9014 Approving (A) Bidding Procedures, (B) Termination Payments and (C) the Form and Manner of Notice of (i) the Sale of Certain Assets Related to the Debtors' Passive Components Business and (ii) the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, and Granting Related Relief (the "Bidding Procedures Order"). The Bidding Procedures Order set ____________, 2003 as the date the Bankruptcy Court will conduct a hearing (the "Sale Hearing") to consider approval of the Sale.

                               THE BIDDING PROCESS

           The Sellers shall (i) determine whether any person, in addition to the Buyers, is a Qualified Bidder (as defined herein), (ii) coordinate the efforts of the Qualified Bidders in conducting their respective due diligence investigations regarding the Business, (iii) receive bids

-----------
1 Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Motion.

from Qualified Bidders, and (iv) negotiate any offer made to purchase the Purchased Assets and the Shares (collectively, the "Bidding Process"). Any person who wishes to participate in the Bidding Process must be a Qualified Bidder. Neither the Sellers nor their representatives shall be obligated to furnish any information of any kind whatsoever relating to the Business or the Purchased Assets and the Shares to any person who is not a Qualified Bidder. The Sellers shall have the right to amend the rules set forth herein for the Bidding Process or adopt such other written rules for the Bidding Process, subject to the reasonable approval of the Buyers and Bank One, NA, the agent for the lenders under the Debtors' Second Amended and Restated Credit Agreement dated as of August 25, 2000 (the "Prepetition Agent"), which, in the Sellers' reasonable judgment, will better promote the goals of the Bidding Process and which are not inconsistent with the terms of the Sale Agreement or any Bankruptcy Court order, including the Bidding Procedures Order.

                           PARTICIPATION REQUIREMENTS

           Unless otherwise ordered by the Bankruptcy Court, for cause shown, or as otherwise determined by the Sellers, in order to participate in the Bidding Process, each prospective bidder other than the Buyers seeking to bid on the Purchased Assets and the Shares (a "Potential Bidder") must deliver (unless previously delivered) to the Sellers:

             (i) An executed confidentiality agreement customary for transactions of this type, in form and substance satisfactory to the Sellers;

             (ii) A financial statement of the Potential Bidder, a letter from a reputable financial institution, or such other form of financial disclosure and credit-quality support or enhancement acceptable to the Sellers and their advisors that provides evidence of the Potential Bidder's ability to finance and consummate the proposed transactions; and

             (iii) A preliminary (non-binding) proposal regarding (a) the purchase price range, (b) any assets expected to be excluded, (c) any liabilities to be assumed, (d) the structure and financing of the transaction (including the amount of equity to be committed and sources of financing),
                    (e) any anticipated regulatory approvals required to close the transaction, the anticipated time frame for obtaining the same and any anticipated impediments for obtaining the same, (f) any conditions to closing that it may wish to impose in addition to those set forth in the Sale Agreement, and (g) the nature and extent of additional due diligence it may wish to conduct.

           A Qualified Bidder is a Potential Bidder that delivers the documents described in subparagraphs (i), (ii) and (iii) above whose financial information and credit-quality support or enhancement demonstrate the financial capability of the Potential Bidder to consummate the Sale, and that the Sellers determine is likely (based on availability of financing, experience and other considerations) to be able to consummate the Sale within the time frame provided by the Sale Agreement if selected as the Successful Bidder (as defined herein).

           As promptly as practicable after a Potential Bidder delivers all of the materials required by subparagraphs (i), (ii) and (iii) above, the Sellers shall determine, and shall notify the Potential Bidder in writing, whether the Potential Bidder is a Qualified Bidder. Promptly after the Sellers notify a Potential Bidder that it is a Qualified Bidder, the Sellers shall allow the Qualified Bidder to conduct due diligence with respect to the Business as hereinafter provided.

                                  DUE DILIGENCE

           The Sellers shall afford each Qualified Bidder due diligence access to the Business. Due diligence access may include management presentations as may be scheduled by the Sellers, access to data rooms, on site inspections and such other matters which a Qualified Bidder may request and as to which the Sellers, in their sole discretion, may agree. The Sellers will designate one or more employees or other representatives to coordinate all reasonable requests for additional information and due diligence access from Qualified Bidders. No additional due diligence shall continue after the Bid Deadline (as defined herein). The Sellers may, in their discretion, coordinate diligence efforts such that multiple Qualified Bidders have simultaneous access to due diligence materials and/or simultaneous attendance at management presentations or site inspections. Neither the Sellers nor any of their affiliates (or any of their respective representatives) are obligated to furnish any information relating to the Business, the Purchased Assets or the Shares to any person other than to Qualified Bidders who make an acceptable preliminary proposal. Bidders are advised to exercise their own discretion before relying on any information regarding the Business or the Shares provided by anyone other than the Sellers or their representatives.

                                  BID DEADLINE

           A Qualified Bidder that desires to make a bid shall deliver written copies of its bid to (i) Gleacher Partners LLC, 660 Madison Avenue, New York, New York 10021, Attn: William D. Forrest, (ii) Insilco Technologies, Inc., 425 Metro Place North, Fifth Floor, Dublin, Ohio 43017, Attn: David A. Kauer, (iii) Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, Attn:
Constance A. Fratianni, and (iv) Sidley Austin Brown & Wood, Bank One Plaza, 10
S. Dearborn Street, Chicago, Illinois 60603, Attn: Robert Freeman, not later than 4:00 p.m. (prevailing New York time) on _______________, 2003 (the "Bid Deadline", which date shall be approximately six days prior to the date first set for the Sale Hearing). The Sellers may extend the Bid Deadline in their sole discretion, but shall have no obligation to do so; provided that any extension of the Bid Deadline shall be subject to the approval of the Prepetition Agent. If the Sellers extend the Bid Deadline, they shall promptly notify the Buyers and all other Qualified Bidders of such extension; provided that the Sellers may not extend the Bid Deadline to a date that is less than two (2) business days prior to the Auction Date (as defined below).

                                BID REQUIREMENTS

           A bid is a letter from a Qualified Bidder (other than the Buyers, whose participation as a Qualified Bidder shall be on the terms set forth in the Sale Agreement) stating that (i) the Qualified Bidder offers to purchase the Purchased Assets and the Shares upon the terms and conditions set forth in a copy of the Sale Agreement attached to such letter, marked to show those amendments and modifications to the Sale Agreement, including price, terms, and assets to be acquired, that the Qualified Bidder proposes (a "Marked Agreement") and (ii) the Qualified Bidder's offer is irrevocable until the earlier of forty-eight (48) hours after the closing of the sale of the Purchased Assets and the Shares or March 31, 2003. A Qualified Bidder (other than the Buyers) shall accompany its bid with (i) a deposit in a form acceptable to the Sellers in an amount of five hundred thousand dollars ($500,000) payable to the order of Gleacher Partners LLC, as agent for the Sellers (the "Good Faith Deposit"), and
(ii) written evidence of a commitment for financing or other evidence of ability to consummate the transaction. The Sellers will consider a bid only if the bid:

               a. provides overall value for the Purchased Assets and the Shares to the Sellers of at least one million five hundred thousand dollars ($1,500,000) over the Purchase Price in the Sale Agreement;

               b. is on terms that, in the Sellers' reasonable business judgment, are not materially more burdensome or conditional than the terms of the Sale Agreement;

               c. is not conditioned on obtaining financing or on the outcome of unperformed due diligence by the bidder with respect to the assets sought to be acquired;

               d. does not request or entitle the bidder to any topping fee, termination fee, expense reimbursement or similar type of payments; and

               e. is received by the Bid Deadline (as it may have been extended by the Sellers with the approval of the Prepetition Agent).

A bid received from a Qualified Bidder that meets the above requirements is a "Qualified Bid." A Qualified Bid will be valued based upon factors such as the net value provided by such bid (including consideration of any obligations of the Sellers in respect of any Termination Payments) and the likelihood and timing of consummating such transaction. The Buyers' offer contained in the Sale Agreement shall constitute a Qualified Bid.

                                "AS IS, WHERE IS"

           The sale of the Purchased Assets and the Shares shall be on as "as is, where is" basis and without representations or warranties of any kind, nature or description by the Sellers, their agents or estates, except, with respect to the Buyers, as provided in the Sale Agreement, and with respect to a Qualified Bidder, to the extent set forth in such party's Marked Agreement. All of the Sellers' right, title and interest in and to the Purchased Assets and the Shares shall be sold free and clear of all pledges, liens, security interests, encumbrances, claims, charges, options and interests thereon and there against other than the Closing Encumbrances (collectively, as defined in the Sale Agreement and, for the avoidance of doubt, excluding the Closing Encumbrances, the "Transferred Interests"), such Transferred Interests to attach to the net proceeds of the sale of such assets. The sale of the Shares shall be free and clear and not subject to any Closing Encumbrances.

           Each bidder shall be deemed to acknowledge and represent that it has had an opportunity to inspect and examine the Purchased Assets and the Business and to conduct any and all due diligence regarding the Purchased Assets, the Shares and the Business prior to making its offer, that it has relied solely upon its own independent review, investigation and/or inspection of any documents in making its bid, and that it did not rely upon any written or oral statements, representation, promises, warranties or guaranties whatsoever, whether express, implied, by operation of law or otherwise, regarding the Purchased Assets, the Shares or the Business, or the completeness of any information provided in connection with the Bidding Process, except as expressly stated in the Sale Agreement or a Marked Agreement.

                                     AUCTION

           If, prior to the Bid Deadline, the Sellers have received at least one Qualified Bid that the Sellers determine is higher or otherwise better than the bid of the Buyers set forth in the Sale Agreement, the Sellers shall conduct an auction (the "Auction") with respect to the Purchased Assets and the Shares and provide to the Buyers and all Qualified Bidders the opportunity to submit additional bids at the Auction. The Auction shall take place at 11 a.m. (prevailing New York time) on ___________, 2003 (the "Auction Date", which date shall be approximately three (3) days prior to the Sale Hearing) at the offices of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, or such later time or other place as the Sellers shall notify the Buyers and all other Qualified Bidders who have submitted Qualified Bids and expressed their intent to participate in the Auction, as set forth above, but in no event shall the Auction occur later than two (2) business days prior to the Sale Hearing scheduled in the Bidding Procedures Order. Only Qualified Bidders will be eligible to participate at the Auction. At least two (2) business days prior to the Auction, each Qualified Bidder who has submitted a Qualified Bid must inform the Sellers whether it intends to participate in the Auction. The Sellers may, at their option, provide or make available copies of any Qualified Bid(s) that the Sellers believe are the highest or otherwise best offer(s) to all Qualified Bidders who intend to participate in the Auction prior to the commencement thereof, but are required to provide copies of any Qualified Bid(s) to the Buyers within two (2) business days after receipt thereof and, in any event, no later than two (2) business days prior to the Auction Date.

           Based upon the terms of the Qualified Bids received, the number of Qualified Bidders participating in the Auction, and such other information as the Sellers determine is relevant, the Sellers, in their sole discretion, may conduct the Auction in the manner they determine will achieve the maximum value for the Purchased Assets and the Shares. At the beginning of the Auction, a representative of the Sellers shall announce the amount of the bid that is at such time determined by the Sellers to be the highest and best bid. Thereafter, all additional bids shall be in increments of five hundred thousand dollars ($500,000) or integral multiples thereof. The Sellers may adopt such other rules for bidding at the Auction, that, in the Sellers' business judgment, will better promote the goals of the Bidding Process and that are not inconsistent with any of the provisions of the Bidding Procedures Order, the Bankruptcy Code or any order of the Bankruptcy Court entered in connection herewith. Prior to the start of the Auction, the Sellers will inform the Qualified Bidders participating in the Auction of the manner in which the Auction will be conducted.

           As soon as practicable after the conclusion of the Auction, the Sellers, in consultation with their legal and financial advisors and the Prepetition Agent, shall (i) review each Qualified Bid on the basis of financial and contractual terms and the factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the sale and any obligations of the Sellers in respect of any Termination Payments, and (ii) identify the highest or otherwise best offer for the Purchased Assets and the Shares (the "Successful Bid" and the bidder making such bid, the "Successful Bidder") at the Auction. For the avoidance of doubt, a bid on terms substantially identical to the Buyers' bid (taking into account any Termination Payment) which does not require as a condition to the Closing under Article VIII of the Sale Agreement (as defined therein) that the Sellers deliver the audited financial statements described in Section 8.2(i) of the Sale Agreement shall be deemed to be a higher and better bid than the Buyers' bid. At the Sale Hearing, the Sellers shall present the Successful Bid, or, if required pursuant to
Section 7.12(a)(iii) of the Sale Agreement, the Backup Bid (as defined in the Sale Agreement) to the Bankruptcy Court for approval. Subject to the terms and conditions set forth herein, in the event that the Sale to the Successful Bidder is not consummated, the Sellers seek to consummate a Sale of the Purchased Assets and the Shares to the bidder making the next highest and best offer at the Auction.

                          ACCEPTANCE OF QUALIFIED BIDS

           The Sellers shall sell the Purchased Assets and the Shares to the Successful Bidder(s), or to the Buyers in accordance with the Sale Agreement if a higher or otherwise better Qualified Bid is not received and accepted as the Successful Bid. The Sellers shall not seek Bankruptcy Court approval of any bid without the consent of the Prepetition Agent if the terms of such bid are economically less favorable to the Sellers than the terms of the Sale Agreement, and the Sellers shall not materially modify the terms of the Sale Agreement without the consent of the Prepetition Agent. The Sellers' presentation to the Bankruptcy Court for approval of a particular Qualified Bid does not constitute the Sellers' acceptance of the bid. The Sellers shall have accepted a bid only when that bid has been approved by the Bankruptcy Court at the Sale Hearing.

                                THE SALE HEARING

           The Sale Hearing is presently scheduled to take place on __________, 2003 at _____ [a.m./p.m.] before the Honorable ________________, United States Bankruptcy Judge, 824 Market Street, Wilmington, Delaware, Courtroom_______. At the Sale Hearing, the Debtors will seek entry of an order, among other things, authorizing and approving the proposed Sale (i) if no other Qualified Bid is received and accepted as the Successful Bid, to the Buyers pursuant to the terms and conditions set forth in the Sale Agreement, or (ii) if a Qualified Bid is received by the Sellers, to the Successful Bidder, as determined by the Sellers in accordance with the Bidding Procedures, pursuant to the terms and conditions set forth in the Sale Agreement or Marked Agreement submitted by the Successful Bidder(s). The Sale Hearing may be adjourned or rescheduled without notice other than by an announcement of the adjourned date at the Sale Hearing.

           Following the Sale Hearing at which the Bankruptcy Court approves the sale of the Purchased Assets and the Shares to a Successful Bidder, if such Successful Bidder fails to consummate an approved sale because of a breach or failure to perform on the part of such Successful Bidder, the next highest or otherwise best Qualified Bid, as disclosed at the Sale Hearing, shall be deemed to be the Successful Bid and the Sellers shall be authorized to effectuate such sale without further order of the Bankruptcy Court.

                          RETURN OF GOOD FAITH DEPOSIT

           The Good Faith Deposits of all Qualified Bidders shall be returned to such Qualified Bidders on the earlier to occur of the date that is three (3) business days after the closing of the sale of the Purchased Assets and the Shares or April 14, 2003; provided that the Good Faith Deposits applied toward the purchase price or retained as liquidated damages pursuant to this paragraph shall not be so returned. The Good Faith Deposit of the Successful Bidder, together with interest thereon (if any), shall be applied against the payment of the cash portion of the consideration upon closing of the Sale to the Successful Bidder. In the event the Successful Bidder fails to consummate the purchase of the Purchased Assets and the Shares due to the Successful Bidder's breach of its purchase agreement with the Sellers, the Successful Bidder shall be deemed to have indefeasibly forfeited, and the Sellers shall be entitled to retain, such Successful Bidder's Good Faith Deposit as liquidated damages and continue with the sale of the Purchased Assets and the Shares to the Backup Bidder.

                                  MODIFICATIONS

           Subject to the terms and conditions herein, the Sellers may (a) determine, in their business judgment, which Qualified Bid(s), if any, are the highest or otherwise best offer(s) and (b) reject at any time before entry of an order of the Bankruptcy Court approving a Qualified Bid, any bid that, in the Sellers' sole discretion, is (i) inadequate or insufficient, (ii) not in conformity with the requirements of the Bankruptcy Code, the Bidding Procedures, or the terms and conditions of the Sale, or (iii) contrary to the best interests of the Sellers, their estates and creditors, except that if the Buyers' bid as reflected in the Sale Agreement is the only Qualified Bid, the foregoing provisions of this sentence shall be inoperative. If the Sellers do not receive any Qualified Bid, or if after the Auction the Buyers are declared the Successful Bidder, the Sellers shall report the same to the Bankruptcy Court and shall proceed with the Sale Hearing and request entry of the Sale Order and approval of the sale and assignment of the Purchased Assets and the Shares to the Buyers as provided by the Sale Agreement. At or before the Sale Hearing, the Sellers may impose such other terms and conditions as they may determine to be in the best interests of the Sellers' estates, their creditors and other parties in interest; provided, however, that such additional terms and conditions shall not be inconsistent with the Sale Agreement and Bidding Procedures Order without the approval of the Buyers.

                      PARTICIPATION OF CREDITORS' COMMITTEE
                            AND THE PREPETITION AGENT

           The Sellers shall consult with counsel to (a) the official committee of unsecured creditors appointed in these chapter 11 cases (the "Creditors' Committee") and (b) the Prepetition Agent on a timely basis concerning all acts, decisions or determinations that the Sellers take or make, or propose to take or make, pursuant to or in connection with these Bidding Procedures and the transactions contemplated hereby. Except as set forth herein, in the event that the Sellers and the Creditors' Committee or the Prepetition Agent disagree as to the appropriate resolution of any such matter, the right of the Sellers, the Creditors' Committee and the Prepetition Agent to take such action as such party deems appropriate is expressly preserved, and the Bankruptcy Court shall have jurisdiction to hear and resolve such dispute. Notwithstanding any other provision set forth herein, the Prepetition Agent and the senior secured lenders shall be deemed to be Qualified Bidders and shall have the option (without regard to the Bidding Procedures and bid requirements, as set forth above) to credit bid, in accordance with Bankruptcy Code section 363(k), at the Auction or the Sale Hearing, in their discretion, and the claims of the Prepetition Agent and the senior secured lenders shall be deemed allowed for such purpose.

                                                                       EXHIBIT E
                                                                       ---------

                                  Exhibit E to
                       Stock and Asset Purchase Agreement
                             Form of Approval Order


                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE
----------------------------------------------------x
                                                    :   Chapter 11
In re                                               :
                                                    :   Case No.  02_____ (__)
INSILCO TECHNOLOGIES, INC., et al.1,                :
                                                    :   (Jointly Administered)
                                          Debtors.  :
                                                    :
----------------------------------------------------x


      ORDER (i) AUTHORIZING SALE OF CERTAIN ASSETS RELATED TO THE DEBTORS'
          PASSIVE COMPONENTS BUSINESS FREE AND CLEAR OF LIENS, CLAIMS,
           ENCUMBRANCES AND INTERESTS, (ii) AUTHORIZING ASSUMPTION AND
                  ASSIGNMENT OF CERTAIN EXECUTORY CONTRACTS AND
               UNEXPIRED LEASES AND (iii) GRANTING RELATED RELIEF

           This matter having come before the court on the motion dated December ___, 2002 (the "Motion") filed by Insilco Technologies, Inc. ("Insilco") and its affiliated debtors and debtors in possession in the above-captioned cases (collectively, the "Debtors"), requesting the entry of orders pursuant to sections 363(b), 365, and 105(a) of title 11, United States Code (the "Bankruptcy Code") and Rules 2002, 6004, 6006 and 9014 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") (I) approving (A) bidding procedures (the "Bidding Procedures") for the sale (the "Sale") of substantially all of the assets of Insilco Technologies, Inc., Stewart Connector Systems, Inc., InNet Technologies, Inc., Insilco International Holdings, Inc., Signal Caribe, Inc., Eyelets for Industry, Inc., Stewart Stamping Corp. and Signal

-----------
1 The other debtors in these jointly administered chapter 11 proceedings are Insilco Holding Corporation, InNet Technologies, Inc., Insilco International Holdings, Inc., Precision Cable Mfg. Corporation, Eyelets for Industry, Inc., EFI Metal Forming, Inc., Stewart Stamping Corporation, Stewart Connector Systems, Inc., Signal Caribe, Inc., and Signal Transformer Corporation, Inc.

Transformer Co., Inc. (collectively, the "Sellers") that are related to the Sellers' passive components business and the issued and outstanding equity securities of the Foreign Corporations (as defined in the Sale Agreement, as defined below) (the "Shares"), (B) the payment of certain termination payments (the "Termination Payments") pursuant to and as described in the Stock and Asset Purchase Agreement dated as of December _____, 2002 (the "Sale Agreement"), by and among the Sellers and Bel Fuse Ltd., Bel Fuse Macau, L.D.A., Bel Connector Inc. and Bel Transformer Inc. as purchasers (collectively, the "Buyers"), (C) the form and manner of notice of the Sale and the assumption and assignment of certain executory contracts and unexpired leases, and (D) granting related relief, including scheduling a hearing (the "Sale Hearing") on approval of (i) the Sale and (ii) the assumption and assignment to the Buyers of certain executory contracts and unexpired leases (the "Assumed Agreements"), pursuant to and as described in the Sale Agreement, and (II) authorizing and approving (A) the Sale of the Purchased Assets (as defined in the Sale Agreement) and the Shares free and clear of all liens, claims and encumbrances other than Closing Encumbrances (as defined in the Sale Agreement) and (B) the assumption and assignment of the Assumed Agreements, and granting related relief; and the Court having conducted a hearing on __________, 2003, and having entered an order dated __________, 2003, approving the Bidding Procedures; and an Auction (as defined in the Sale Agreement) having been held at the offices of Shearman & Sterling, counsel to the Debtors, on __________, 2003, in accordance with the Bidding Procedures previously approved by this Court; and following the conclusion of the Auction, the Debtors, in consultation with their financial and legal advisors, and after consultation with counsel to each of the official committee of unsecured creditors appointed in these cases (the "Creditors' Committee") and the agent for the Prepetition Lenders (as defined below), having
(i) reviewed each bid on the basis of financial and contractual terms and the factors relevant to the sale process, including those factors affecting the speed and certainty of consummating the Sale and any obligations of the Sellers in respect of any Termination Payments, and (ii) identified the bid of _______________________, as set forth in the Sale Agreement, as the highest and best offer for the Purchased Assets and the Shares (the "Successful Bid"); and the Sale Hearing having been held on __________, 2003 at which time the Court considered the Debtors' request for the entry of an order approving the Sale (the "Sale Order"); and all interested parties having been afforded an opportunity make a higher and better offer to purchase the Purchased Assets and the Shares and to be heard with respect to the Motion; and the Court having reviewed and considered (i) the Motion, (ii) the objections thereto, if any, (iii) the arguments made by counsel, and (iv) the evidence proffered or adduced at the Sale Hearing; and it appearing that granting the relief requested in the Motion, approval of the Sale of the Purchased Assets and the Shares and the entry of this Sale Order are necessary and in the best interests of the Debtors, their estates, creditors, and other parties in interest; and it appearing that notice of the Motion has been given as set forth in the Motion and that no other or further notice need be given; and upon the record of the Sale Hearing, and these cases; and after due deliberation thereon; and good cause appearing therefor, it is hereby

           FOUND AND DETERMINED AS FOLLOWS:2

           A. This Court has jurisdiction over the Motion and the transactions contemplated by the Motion pursuant to 28 U.S.C. ss.ss.157 and 1334. This matter is a core proceeding pursuant to 28 U.S.C. ss.157(b)(2)(N). Venue of these cases and the Motion is proper pursuant to 28 U.S.C. ss.ss.1408 and 1409.

-----------
2 Findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate. See Fed.R.Bank.P. 7052.

           B. The statutory predicates for the relief sought in the Motion are sections 105, 363, and 365 of the Bankruptcy Code, and Bankruptcy Rules 2002, 6004, 6006 and 9014.

           C. As evidenced by the affidavits of service previously filed with the Court, and based on the representations of counsel at the Sale Hearing, (i) proper, timely, adequate and sufficient notice of the Motion, the Sale Hearing, the notices of the cure amounts in respect of the Assumed Agreements (the "Cure Notices"), the notices of the assumption and assignment of the Assumed Agreements (the "Assumption Notices"), the Sale of the Purchased Assets and the Shares and of the related transactions contemplated thereby has been provided in accordance with sections 102(1), 363 and 365 of the Bankruptcy Code and Bankruptcy Rules 2002, 6004, 6006 and 9014; (ii) such notice was reasonable, sufficient, and appropriate under the circumstances, and (iii) no other or further notice of the Motion, the Sale Hearing, the Cure Notices, the Assumption Notices, the Sale of the Purchased Assets and the Shares and all the related transactions contemplated thereby shall be required.

           D. A reasonable opportunity to object or be heard with respect to the Motion and the relief requested in the Motion has been afforded to all interested persons and entities, including without limitation (i) counsel for the Buyers, (ii) counsel for Bank One, NA as agent under the Debtors' prepetition credit agreement (the "Prepetition Credit Agreement"), (iii) each of the other lenders under the Prepetition Credit Agreement (the "Prepetition Lenders"), (iv) counsel for the Creditors' Committee, (v) the Office of the United States Trustee, (vi) each party identified by the Debtors as a potential purchaser of the Purchased Assets and the Shares that was contacted by the Debtors and expressed an interest in participating in the sale process, (vii) all entities known to have any asserted lien, claim, encumbrance, alleged interest in or with respect to the Purchased Assets and the Shares, (viii) all applicable federal, state and local taxing authorities, (ix) all other entities that have filed requests for notices pursuant to Bankruptcy Rule 2002, and (x) all non-Debtor parties to the Assumed Agreements. Notice of the Motion and Sale Hearing is hereby determined to be timely, adequate and sufficient.

           E. The Debtors and the Buyers (i) have full corporate power and authority to execute the Sale Agreement and all other documents contemplated by the Motion, (ii) have all of the corporate power and authority necessary to consummate the transactions contemplated by the Motion and the Sale Agreement and (iii) have taken all corporate action necessary to authorize and approve the Sale and the consummation by the Sellers and the Buyers, respectively, of the transactions contemplated thereby. The Sellers are the sole and lawful owners of the Purchased Assets and the Shares to be sold pursuant to the Sale Agreement.

           F. Prior to the date on which the Debtors filed their voluntary petitions in these chapter 11 cases (the "Petition Date"), the Debtors retained Gleacher Partners LLP ("Gleacher") as financial advisors to assist in marketing the Debtors' assets for sale. Gleacher organized a comprehensive marketing program whereby the assets of the Debtors were widely marketed to the universe of likely purchasers thereof in an effort to ensure that the ultimate purchase price for the assets is the highest and best purchase price available by any practical alternative.

           G. The Debtors have demonstrated emergent circumstances and sound business justifications for (i) the Sale and the other transactions and actions contemplated by the Motion pursuant to section 363(b) of the Bankruptcy Code and
(ii) the assumption and assignment of the Assumed Agreements pursuant to section 365 of the Bankruptcy Code.

           H. The terms and conditions of the Sale as set forth in the Sale Agreement were negotiated, proposed and agreed to by the Sellers and the Buyers as parties thereto without collusion, in good faith, and from arm's-length bargaining positions. Each of the Buyers is a good faith purchaser under section 363(m) of the Bankruptcy Code and as such is entitled to all of the protections afforded thereby. None of the Buyers has engaged in any conduct that would cause or permit the Sale Agreement to be voided under Bankruptcy Code section 363(n).

           I. The consideration provided by the Buyers for the Purchased Assets and the Shares (i) is fair and reasonable, (ii) is the highest or otherwise best offer for the Purchased Assets and the Shares and (iii) will provide a greater recovery for the Debtors' creditors and other interested parties than would be provided by any other practically available alternative.

           J. The transfer of the Purchased Assets and the Shares to the Buyers under the Sale and the Sale Agreement will be a legal, valid, and effective transfer of the Purchased Assets and the Shares and will, upon the occurrence of the Closing (as defined in the Sale Agreement), vest in the Buyers all right, title and interest of the Debtors in the Purchased Assets and the Shares free and clear of any and all liens (including mechanic's, materialmen's and other consensual and non-consensual liens and statutory liens), security interests, encumbrances and claims (including, but not limited to, any "claim" as defined in ss. 101(5) of the Bankruptcy Code), reclamation claims, mortgages, deeds of trust, pledges, covenants, restrictions, hypothecations, charges, indentures, loan agreements, instruments, contracts, leases, licenses, options, rights of first refusal, contracts, offsets, recoupment, rights of recovery, judgments, orders and decrees of any Court or foreign or domestic governmental entity, claims for reimbursement, contribution, indemnity or exoneration, assignment, preferences, debts, charges, suits, licenses, options, rights of recovery, interests, products liability, alter-ego, environmental, successor liability, tax and other liabilities, causes of action and claims, to the fullest extent of the law, in each case whether secured or unsecured, choate or inchoate, filed or unfiled, scheduled or unscheduled, noticed or unnoticed, recorded or unrecorded, perfected or unperfected, allowed or disallowed, contingent or non-contingent, liquidated or unliquidated, matured or unmatured, material or non-material, disputed or undisputed, known or unknown, whether arising prior to, on, or subsequent to the Petition Date, whether imposed by agreement, understanding, law, equity or otherwise (collectively, the "Interests") other than the Closing Encumbrances (such Interests other than the Closing Encumbrances are hereafter referred to as the "Transferred Interests"). Except as specifically provided in the Sale Agreement or this Sale Order, the Buyers shall not assume or become liable for any Interests relating to the Purchased Assets and the Shares being sold by the Sellers.

           K. Legal title to the premises occupied by Stewart Connector Systems, Inc. in Glen Rock, York County, Pennsylvania, was transferred to the York County Industrial Development Corporation ("YCIDC") in connection with an industrial development loan (the "PIDA Loan") from the Pennsylvania Industrial Development Authority ("PIDA") to the YCIDC, the benefit of which loan was received by Stewart Connector Systems, Inc. The loan documentation governing the PIDA Loan provides that legal title shall be reconveyed to Stewart Connector Systems, Inc. upon payment-in-full of the loan. Stewart Connector Systems, Inc. can convey beneficial and legal title to the premises to the Buyers, if legal title now held by the YCIDC and pledged to PIDA is reconveyed to Stewart Connector Systems, Inc., free and clear of the interest of the YCIDC and PIDA upon prepayment by Stewart Connector Systems, Inc. of the remaining outstanding balance of the PIDA Loan.

           L. The transfer of the Purchased Assets and the Shares to the Buyers free and clear of all Transferred Interests will not result in any undue burden or prejudice to any holders of any Interests since all such Transferred Interests of any kind or nature whatsoever shall attach to the net proceeds of the Sale (the "Sale Proceeds") and not to the Purchased Assets or the Shares in the order of their priority, with the same validity, force and effect which they now have as against the Purchased Assets and the Shares, subject to the Carveout (as defined in this Court's Interim Order Authorizing the Use of Cash Collateral and Granting Replacement Liens, dated December ____,
2002) and to any claims and defenses the Debtors or other parties may possess with respect thereto. The Debtors have articulated sound business reasons for performing the Sale Agreement, selling the Purchased Assets and the Shares, and assuming and assigning the Assumed Agreements as set forth in the Motion outside of a plan of reorganization, and it is a reasonable exercise of the Debtors' business judgment to execute, deliver and consummate the Sale Agreement and the transactions contemplated thereby.

           M. The Buyers would not consummate the transactions contemplated by the Sale, thus adversely affecting the Debtors, their estates, and their creditors, if the Sale of the Purchased Assets and the Shares to the Buyers was not free and clear of all Transferred Interests of any kind or nature whatsoever, or if the Buyers would, or in the future could, be liable for any such Transferred Interests and if the assignment of the Purchased Assets and the Shares could not be made under section 363 of the Bankruptcy Code.

           N. The Debtors may sell the Purchased Assets and the Shares free and clear of all Transferred Interests of any kind or nature whatsoever because, in each case, one or more of the standards set forth in section 363(f) of the Bankruptcy Code has been satisfied. Those (i) holders of Transferred Interests and (ii) non-Debtor parties who did not object, or who withdrew their objections, to the Sale and the Motion are deemed to have consented pursuant to Bankruptcy Code section 363(f)(2). Other holders of Transferred Interests fall within one or more of the other subsections of Bankruptcy Code section 363(f) and are adequately protected by having their Transferred Interests, if any, attach to the proceeds of the Sale ultimately attributable to the property against or in which they claim or may claim a Transferred Interest.

           O. The terms and conditions of the Sale Agreement, including the total consideration to be realized by the Debtors pursuant to the Sale Agreement, are fair and reasonable, and the transactions contemplated by the Sale Agreement are in the best interests of the Debtors, their creditors and their estates. A valid business purpose exists for the approval of the transactions contemplated by the Motion.

           P. The requirements of sections 363(b), 363(f) and 365 of the Bankruptcy Code and any other applicable law relating to the sale of the Purchased Assets and the Shares have been satisfied.

           Q. A reasonable opportunity has been afforded to all interested parties to make a higher and better offer to purchase the Purchased Assets and the Shares.

           R. The entry of an order barring creditors and third parties from pursuing any Transferred Interests (as hereinafter defined) is necessary to induce Buyers to close under the Agreement; the entry of such an order is therefore necessary to avoid irreparable injury to the Sellers' estate, and will benefit all creditors.

           S. Approval at this time of the Sale, the Sale Agreement and all the transactions contemplated thereby and hereby is in the best interests of the Debtors, their creditors, their estates and other parties in interest.

           NOW THEREFORE, BASED UPON THE FOREGOING FINDINGS OF FACT, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED, EFFECTIVE IMMEDIATELY, THAT:

           1. The Motion is granted.

           2. All objections to the Motion or the relief requested therein that have not been withdrawn, waived, or settled, and all reservations of rights included therein, are overruled on the merits, provided, however, that nothing herein shall alter or impair the rights of any party that has filed and served a timely objection to dispute the amount of a cure payment listed on an applicable Cure Notice, which rights are specifically reserved and which disputes shall be resolved either consensually or, as necessary, by further order of the Court.

           3. The Sale Agreement [substantially in the form attached as Exhibit A to the Notice of Filing of Sale Agreement, dated _______, 2003] (including all exhibits, schedules and annexes thereto), and all of the terms and conditions thereof, are hereby approved. Pursuant to section 363(b) of the Bankruptcy Code, the Debtors are authorized to consummate the Sale of the Purchased Assets and the Shares, pursuant to and in accordance with the terms and conditions of the Sale Agreement without any further corporate authorization.

           4. The Debtors are authorized to execute and deliver, and are empowered to perform under, consummate and implement, the Sale Agreement, together with all additional instruments and documents that may be reasonably necessary or desirable to implement the Sale Agreement, and to take all further actions as may be requested by the Buyers for the purpose of assigning, transferring, granting, conveying and conferring to the Buyers or reducing to possession, the Purchased Assets and the Shares, or as may be necessary or appropriate to the performance of the obligations as contemplated by the Sale Agreement. Except with respect to the Assumed Liabilities (as defined in the Sale Agreement) and the obligations set forth in the Sale Agreement, the Buyers assume no liabilities that arose prior to the Closing Date (as defined in the Sale Agreement), including any accrued but unbilled liabilities. Pursuant to Bankruptcy

Code sections 363 and 105, title to the Purchased Assets and the Shares shall pass to the Buyers at closing, free and clear of all Transferred Interests, with all Transferred Interests in respect of the Purchased Assets and the Shares to be unconditionally released, discharged and terminated as to the Purchased Assets and the Shares, and with all Transferred Interests to attach only to the proceeds of the transaction with the same priority, validity, force and effect as they existed with respect to the Purchased Assets and the Shares prior to the Closing except as may be set forth herein.

           5. The transfer of the Purchased Assets and the Shares to the Buyers pursuant to, and subject to the terms of, the Sale Agreement shall constitute a legal, valid and effective transfer of the Purchased Assets and the Shares, and shall, upon the consummation of the Closing, vest in the Buyers all right, title and interest of the Debtors in and to the Purchased Assets and the Shares, free and clear of all Transferred Interests of any kind or nature whatsoever, with all such Transferred Interests to attach to the Sale Proceeds in the order of their priority, with the same validity, force and effect which they now have as against the Purchased Assets and the Shares, subject to the Carveout and to any claims and defenses the Debtors or other parties may possess with respect thereto.

           6. The Sellers and the Buyers are hereby authorized and directed to comply with all provisions of the Sale Agreement. The Debtors and Buyers have provided adequate assurance of future performance under the Assumed Agreements and the proposed assumption and assignment of the Assumed Agreements satisfies the requirements of the Bankruptcy Code including, inter alia, sections 365(b)(1) and (3) and 365(f) to the extent applicable. The Debtors are authorized and directed to pay any cure amounts required under Bankruptcy Code section 365 to the non-Debtor party to such Assumed Agreements from the proceeds of the Sale of the

Purchased Assets and the Shares within ten (10) days after the closing of the Sale transaction [or, in the event any cure amount is the subject of a timely objection by a non-Debtor party to an Assumed Agreement, within ten (10) days of the entry of a final order by the Bankruptcy Court resolving such objection].

           7. In consideration for the Purchased Assets and the Shares, and subject to the terms and conditions of the Sale Agreement, the Buyers shall assume the Assumed Liabilities and, at the Closing, (a) shall pay one million dollars ($1,000,000) to the Escrow Agent to be held and disbursed pursuant to the terms of the Escrow Agreement (as defined in the Sale Agreement) (the "Escrowed Amount"), (b) pay to the Sellers (in immediately available funds, by wire transfer to an account or accounts designated by Insilco) the Cure Amount Payment (as defined in the Sale Agreement) and (c) pay to the Sellers, in immediately available funds, by wire transfer to an account or accounts designated by Insilco, an amount in cash equal to $_______________ less the Escrowed Amount (the "Cash Price"). The sum of the Cure Amount Payment, the Escrowed Amount and the Cash Price, may be adjusted pursuant to Sections 2.4(b), 2.6(d) and 3.2 of the Sale Agreement (as so adjusted, the "Purchase Price").

           8. Except as expressly permitted or otherwise specifically provided for in the Sale Agreement or this Sale Order, effective upon the consummation of the Closing (i) all persons and entities, including, but not limited to, all debt security holders, equity security holders, governmental, tax and other regulatory authorities, lenders, trade and other creditors holding Transferred Interests (including but not limited to any claims under any applicable revenue, pension, ERISA, tax, workers' compensation, labor, environmental or natural resource law, rule or regulation, or any products liability law) of any kind or nature whatsoever against or in the Debtors or the Purchased Assets and the Shares (whether legal or equitable, secured or unsecured, matured or unmatured, contingent or non-contingent, liquidated or unliquidated, senior or subordinated), arising under or out of, in connection with, or in any way relating to, the Debtors, the Purchased Assets and the Shares, the operation of the Debtors' businesses prior to the Closing Date of the Sale or the transfer of the Purchased Assets and the Shares to the Buyers, hereby are forever barred and estopped from asserting against the Buyers, its successors or assigns (to the extent allowed by law), its property, its officers, directors and shareholders or the Purchased Assets and the Shares, such persons' or entities' Transferred Interests and (ii) all such Transferred Interests shall be unconditionally released and terminated as to the Purchased Assets and the Shares. Notwithstanding anything herein to the contrary, nothing herein shall in any way affect or diminish any rights of the Debtors or any successor thereto (including any chapter 11 or chapter 7 trustee) with respect to obligations of the Buyers arising under the Sale Agreement or this Sale Order. This Sale Order shall be binding on the Debtors and the Debtors' estates (including following any conversion or dismissal of these cases, any successor chapter 7 estates and any chapter 7 or chapter 11 trustees appointed in these cases).

           9. Effective upon the consummation of the Closing, all parties and/or entities asserting Transferred Interests and contract rights against the Sellers and/or any of the Purchased Assets and Shares are hereby permanently barred and precluded from, with respect to such Transferred Interests: (i) asserting, commencing or continuing in any manner any action against the Buyers (or any of its subsidiaries or affiliates) or any director, officer, agent, representative or employee of the Buyers or any lender to any of the foregoing entities (all such entities including, without limitation, such lenders are collectively referred to as the "Protected Parties") or against any Protected Party's assets or properties, including without limitation the Purchased Assets and Shares;
(ii) the enforcement, attachment, collection or recovery, by any manner or means, of any judgment, award or decree or order against the Protected Parties or any properties or assets of the Protected Parties, including without limitation the Purchased Assets and Shares; (iii) creating, perfecting or enforcing any encumbrance of any kind against the Protected Parties or any properties or assets of the Protected Parties, including without limitation the Purchased Assets and Shares; (iv) asserting any setoff, right of subrogation or recoupment of any kind against any obligation due the Protected Parties; or (v) taking any action, in any manner, in any place whatsoever, that does not conform to or comply with the provisions of this Order or the Purchase Agreement.

           10. The consideration provided by the Buyers for the Purchased Assets and the Shares under the Sale Agreement shall be deemed to constitute reasonably equivalent value and fair consideration under the Bankruptcy Code and under the laws of the United States, any state, territory, possession or the District of Columbia.

           11. On the Closing Date, each of the creditors of the Debtors is authorized and directed to execute such documents and take all other actions as may be necessary to release its Transferred Interests against or in the Purchased Assets and the Shares, if any, as such Transferred Interests may have been recorded or may otherwise exist. If any person or entity that has filed financing statements, mortgages, mechanics' liens, lis pendens, or other documents or agreements evidencing Transferred Interests against or in the Purchased Assets and the Shares shall not have delivered to the Debtors prior to the Closing Date, in proper form for filing and executed by the appropriate parties, termination statements, instruments of satisfaction, releases of all Transferred Interests that the person or entity has with respect to the Purchased Assets and the Shares or otherwise, the Debtors are hereby authorized and directed to execute and file such statements, instruments, releases and other documents on behalf of the person or entity with respect to the Purchased Assets and the Shares.

           12. Title held by the YCIDC in the Glen Rock premises of Stewart Connector Systems, Inc., shall be reconveyed to Stewart Connector Systems, Inc., free and clear of interest of the YCIDC and PIDA upon prepayment by Stewart Connector Systems, Inc. of the remaining outstanding balance of the PIDA Loan.

           13. This Sale Order shall be binding upon and shall govern the acts of all entities, including without limitation, all filing agents, filing officers, title agents, title companies, recorders of mortgages, recorders of deeds, registrars of deeds, administrative agencies, governmental departments, secretaries of state, federal, state, and local officials, and all other persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to any of the Purchased Assets and the Shares. Each and every federal, state and local governmental agency, department or unit is hereby directed to accept any and all documents and instruments necessary and appropriate to consummate the transactions contemplated by the Sale Agreement.

           14. Except as expressly permitted or otherwise specifically provided for in the Sale Agreement or this Sale Order, the Buyers shall have no liability or responsibility for any liability or other obligation of the Debtors arising under or related to the Purchased Assets and the Shares and, to the extent allowed by law, the Buyers (and their officers, managers and members) shall not be liable for any other claims against the Debtors or any of their predecessors or affiliates, and the Buyers shall have no successor or vicarious liabilities of any kind or character whether known or unknown as of the Closing Date under the Sale Agreement, now existing or hereafter arising, whether fixed or contingent, with respect to the Debtors or any obligations of the Debtors arising prior to the Closing Date under the Sale Agreement, including, but not limited to, any liabilities under any revenue, pension, ERISA, tax, workers' compensation, labor, environmental or natural resource law, rule or regulation, or any products liability law, arising, accruing, or payable under, out of, in connection with, or in any way relating to the operation of the Debtors' businesses prior to the Closing Date.

           15. This Court retains and shall have exclusive jurisdiction to endorse and implement the terms and provisions of the Sale Agreement, any amendments thereto, any waivers and consents thereunder, and each of the agreements executed in connection therewith in all respects, including, but not limited to, retaining jurisdiction to (a) compel delivery of the Purchased Assets and the Shares to the Buyers, (b) compel delivery of the Purchase Price or performance of other obligations owed to the Debtors, (c) resolve any disputes arising under or related to the Sale Agreement, and (d) interpret, implement and enforce the provisions of the Sale Agreement and this Sale Order.

           16. The transactions contemplated by the Sale Agreement are undertaken by the Buyers in good faith, as that term is used in section 363(m) of the Bankruptcy Code, and accordingly, the reversal or modification on appeal of the authorization provided herein to consummate the Sale of any Purchased Assets and the Shares shall not affect the validity of the Sale unless such authorization is duly stayed pending such appeal prior to the Closing. The Buyers are purchasers in good faith of the Purchased Assets and the Shares, and the Buyers are entitled to all of the protections afforded by section 363(m) of the Bankruptcy Code.

           17. The terms and provisions of the Sale Agreement and this Sale Order shall be binding in all respects upon, and shall inure to the benefit of, the Debtors, their estates, and their creditors, the Buyers and their respective affiliates, successors and permitted assigns and any affected third parties (including, but not limited to, all persons asserting Transferred Interests in the Purchased Assets and the Shares), notwithstanding any subsequent appointment of any trustee(s) under any chapter of the Bankruptcy Code, as to which trustee(s) such terms and provisions likewise shall be binding.

           18. The failure specifically to include any particular provisions of the Sale Agreement in this Sale Order shall not diminish or impair the effectiveness of such provisions, and the Sale Agreement is, by this Sale Order, authorized and approved in its entirety.

           19. The Sale Agreement and any related agreements, documents or other instruments may be modified, amended or supplemented by the parties in accordance with the terms thereof, without further order of the Court, provided that any material modification, amendment or supplement is approved by the agent for the Prepetition Lenders.

           20. The Sale Agreement is not a sub rosa chapter 11 plan for which approval has been sought without the protections that a disclosure statement would afford, and is not in violation of creditors' and equity security interest holders' voting rights.

           21. Consummation of the Sale Agreement and the transactions contemplated therein and thereby does not effect a de facto merger or consolidation of the Sellers and the Buyers or result in the continuation of the Sellers' business under the Buyers' control. Neither of the Buyers is the alter ego of, a successor in interest to, or a continuation of the Sellers, nor is either of the Buyers otherwise liable for the Sellers' debts and obligations, unless specifically provided for in the Sale Agreement or pursuant to this Sale Order.

           22. All of the Debtors' interests in the Purchased Assets and the Shares to be acquired by the Buyers under the Sale Agreement shall be, as of the Closing Date and upon the occurrence of the Closing, transferred to and vested in the Buyers. Upon the occurrence of the Closing, this Sale Order shall be considered and constitute for any and all purposes a full and complete general assignment, conveyance and transfer of the Purchased Assets and the Shares acquired by the Buyers under the Sale Agreement and/or a bill of sale or assignment transferring good and marketable, indefeasible title and interest in the Purchased Assets and the Shares to the Buyers.

           23. As of the Closing Date, the Buyers shall be hereby granted immediate and unfettered access to the Purchased Assets and the Shares. All entities that are presently or on the Closing Date may be in possession of some or all of the Purchased Assets and the Shares are hereby directed to surrender possession of the Purchased Assets and the Shares to the Buyers on the Closing Date.

           24. Nothing contained in any plan of reorganization (or liquidation) confirmed in these cases or the order of confirmation confirming any such plan shall conflict with or derogate from the provisions of the Sale Agreement or the terms of this Sale Order.

           25. The sale approved by this Sale Order is not subject to avoidance pursuant to section 363(n) of the Bankruptcy Code.

           26. The officers and directors of the Debtors designated by the Debtors' respective boards of directors (the "Authorized Signatories") shall have full corporate power and authority to execute and deliver such documents (including, without limitation, any and all deeds, bills of sale and other conveyance documents) and to take such actions as are necessary and appropriate to effect the transfer all rights, title and interests of the Debtors in and to the Purchased Assets and the Shares to the Buyers. For the avoidance of doubt, the Authorized Signatories shall include, without limitation, David Kauer, Michael Elia and Steve Crea, each in such individual's capacity as an officer of one or more of the Debtors.

           27. As provided by Bankruptcy Rules 6004(g) and 6006(d), the effectiveness of this Sale Order shall not be stayed for 10 days after entry on the docket and shall be effective and enforceable immediately upon such entry. The Buyers and the Sellers shall consummate the Sale as promptly as is practicable following Court approval of this Sale Order, so long as no stay of this Sale Order has been entered and is continuing.

Dated: _____________, 2003
       Wilmington, Delaware

                                               ------------------------------
                                               UNITED STATES BANKRUPTCY JUDGE

                                                                       EXHIBIT F
                                                                       ---------

                            FORM OF ESCROW AGREEMENT
                            ------------------------

           THIS ESCROW AGREEMENT (this "Escrow Agreement"), dated this _____ day of ______, 2002, is made and entered into by and among (a) Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation (collectively, the "Buyers"), (b) Insilco Technologies, Inc., a Delaware corporation, Stewart Connector Systems, Inc., a [_____] corporation, InNet Technologies, Inc., a [_______] corporation, and Signal Transformer Co., Inc., a [_______] corporation (collectively, the "Sellers"), and (c) The Bank of New York, a New York Banking Corporation (the "Escrow Agent"). This Escrow Agreement is entered into pursuant to a Stock and Asset Purchase Agreement by and among the Buyers and the Sellers, dated as of November [__], 2002 (the "Purchase Agreement"). Capitalized terms used in this Escrow Agreement and not otherwise defined herein shall have the meanings given them in the Purchase Agreement.

                              W I T N E S S E T H:

           WHEREAS, the Purchase Agreement provides for, inter alia, the purchase by the Buyers from the Sellers of the Purchased Assets and the Shares;

           WHEREAS, Section 3.1 of the Purchase Agreement requires the Buyers to deposit one million dollars ($1,000,000) in cash with the Escrow Agent at the Closing; and

           WHEREAS, the Buyers and the Sellers desire that the Escrow Agent hold the Escrow Fund (as defined below) in escrow, and disburse the Escrow Fund, on the terms and conditions provided in this Escrow Agreement and the Purchase Agreement. The Escrow Agent has agreed to hold and dispose of the Escrow Fund on the terms and conditions provided in this Escrow Agreement and the Purchase Agreement.

           NOW THEREFORE, the parties hereto mutually agree as follows:

                     1. ESCROW DEPOSIT; FEES.

                               (a) Concurrently with the execution and delivery
of this Escrow Agreement, the Buyers have delivered the sum of one million dollars ($1,000,000) (together with any interest earned thereon, the "Escrow Fund"), by wire transfer of immediately available funds, to the Escrow Agent, to be held by the Escrow Agent in escrow on the terms and conditions hereinafter provided. The Buyers and the Sellers hereby appoint the Escrow Agent, and the Escrow Agent hereby agrees to serve as the "Escrow Agent" hereunder, subject to the terms and conditions of this Escrow Agreement. The Escrow Agent acknowledges receipt of the Escrow Fund. Each of the Buyers and the Sellers confirms to the Escrow Agent and to each other that the Escrow Fund is free and clear of all Encumbrances except as may be created by this Escrow Agreement and the Purchase Agreement.

                               (b) One-half of the Escrow Agent's fees (as
specified in Schedule A hereto) and expenses associated with this Escrow Agreement, including reasonable counsel fees and all other out-of-pocket expenses incurred by the Escrow Agent in the performance of its duties hereunder, shall be paid from the amounts held in escrow hereunder and shall be paid prior to any disbursement of funds from the Escrow Fund to the Buyers or the Sellers. The Buyers shall be responsible for, and shall pay when due, the other half of such fees and expenses.

                               (c) The Escrow Fund will be deposited with the
Escrow Agent and will be held by the Escrow Agent to secure the obligations of the Sellers to make payments to the Buyers with respect to adjustments to the Purchase Price pursuant to Section 3.2 of the Purchase Agreement.

                     2. INVESTMENT OF ESCROW DEPOSIT; PAYMENT OF INTEREST AND DIVIDENDS.

                               (a) In the absence of written instructions signed
by or on behalf of the Sellers and the Buyers to the contrary, the Escrow Fund shall be invested by the Escrow Agent in the money market fund(s) customarily utilized by the Escrow Agent's corporate trust department in the ordinary course of its corporate trust business and in the usual performance of its escrow agent duties, including funds for which the Escrow Agent and any affiliate of the Escrow Agent provide investment advisory or other management services.

                               (b) The Escrow Agent shall be and hereby is
relieved of all liability with respect to the purchasing, holding or selling of investments made in accordance with this Section 2.

                               (c) Interest or dividends paid to the Escrow
Agent with respect to any part of the Escrow Fund shall be added to the Escrow Fund.

                               (d) The Escrow Agent shall file reports
reflecting all investment income, gains and losses, as required by law, with applicable taxing authorities, and shall supply the Buyers and Sellers with a copy of such reports.

                     3. CERTAIN DEFINED TERMS. FOR PURPOSES OF THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

                               (a) "Surplus Amount" shall mean the amount, if
any, by which the Final Working Capital Amount exceeds the Benchmark Working Capital Amount. For purposes of this Escrow Agreement, if the Benchmark Working Capital Amount equals the Final Working Capital Amount, there shall be deemed to be a Surplus Amount in the amount of zero dollars ($0.00).

                               (b) "Deficit Amount" shall mean the amount, if
any, by which the Benchmark Working Capital Amount exceeds the Final Working Capital Amount.

                               (c) "Shortfall Amount" shall mean the lesser of
(i) the Deficit Amount and (ii) the Escrow Balance.

                     4. NOTIFICATION TO THE ESCROW AGENT; PAYMENT OF THE ESCROW AGENT'S FEES AND DISBURSEMENTS. Promptly after the Final Working Capital Amount is determined pursuant to the terms of the Purchase Agreement, the Buyers and Sellers shall execute and deliver to the Escrow Agent a certificate setting forth the amount of the Final Working Capital Amount, and the Benchmark Working Capital Amount and certifying the amount of the Surplus Amount, the Deficit Amount and the Shortfall Amount, whichever is applicable (the "Final Certificate"). Immediately, upon receipt of the Final Certificate, the Escrow Agent shall (i) liquidate all investments in the Escrow Fund, (ii) calculate the amount payable to the Escrow Agent pursuant to Section 1 hereof (the "Escrow Agent's Payment"), (iii) withdraw the Escrow Agent's Payment from the Escrow Fund, and (iv) calculate and pay the balance remaining in the Escrow Fund (the "Escrow Balance") in accordance with Section 5 hereof.

                     5. PAYMENT OF THE ESCROW BALANCE. Promptly after the Escrow Balance is determined pursuant to Section 4 hereof, the Escrow Agent shall pay the Escrow Balance as follows:

                               (a) If there is a Surplus Amount (including but
not limited to a Surplus Amount of zero dollars ($0.00) as contemplated by
Section 3(a)), the Escrow Agent shall pay the entire Escrow Balance to the Sellers.

                               (b) If there is a Deficit Amount, the Escrow
Agent shall (i) pay the Shortfall Amount to the Buyers and (ii) if the Escrow Balance exceeds the Shortfall Amount, pay such excess to the Sellers.

                     6. TERMINATION OF THE ESCROW.

                               (a) The Escrow Agent shall continue to maintain
the Escrow Fund until the earlier of (i) the time at which there shall be no funds in such Escrow Fund and (ii) the termination of this Escrow Agreement.

                               (b) Notwithstanding any other provision of this
Escrow Agreement to the contrary, at any time prior to the termination of the Escrow Fund, the Escrow Agent shall, if so instructed in a writing signed by the Buyers and the Sellers, pay from the Escrow Fund, as instructed, to the Sellers or the Buyers, as directed in such writing, the amount of cash so instructed (and if such cash is not available, shall liquidate such investments of the relevant Escrow Fund as are necessary to make such payment).

                     7. OWNERSHIP FOR TAX PURPOSES. The Buyers and Sellers (each, a "Party, and collectively, the "Parties") agree that, for purposes of federal and other taxes based on income, the Parties will be deemed to be the owners of the Escrow Fund in proportion to the relative amounts distributed to the Buyers and Sellers pursuant to Section 5 hereof. The Parties will report all income, if any, that is earned on, or derived from, the relative portion of the Escrow Fund that they own as their income in the taxable year or years in which such income is properly includable and will pay any taxes attributable thereto.

                     8. ESCROW AGENT. Except as expressly contemplated by this Escrow Agreement or by joint written instructions from the Buyers and the Sellers, the Escrow Agent shall not sell, transfer or otherwise dispose of in any manner all or any portion of the Escrow Funds, except pursuant to an order of a court of competent jurisdiction.

                     9. LIABILITY OF ESCROW AGENT.

                               (a) LIMITATIONS. The Escrow Agent shall not incur
any liability to any Party for damages, losses or expenses for (i) any act or failure to act made or omitted in good faith and without gross negligence or willful misconduct or (ii) any action taken or omitted in reliance upon any instrument that the Escrow Agent shall in good faith believe to be genuine, nor will the Escrow Agent be liable or responsible for forgeries, fraud, impersonations or determining the scope of any representative authority. In addition, the Escrow Agent may consult with legal counsel in connection with the Escrow Agent's duties under this Escrow Agreement and shall be fully protected in any act taken, suffered or permitted by it in good faith in accordance with the advice of counsel. The Escrow Agent is not responsible for determining or verifying the authority of any person acting or purporting to act on behalf of any party to this Escrow Agreement.

                               (b) INTERPLEADER. In the event conflicting
demands are made or notices served upon the Escrow Agent with respect to the Escrow Fund, the Escrow Agent will have the absolute right, at the Escrow Agent's election, to do either or both of the following: (1) withhold and stop all further proceedings pursuant to, and performance under, this Escrow Agreement, or (2) file a suit in interpleader and obtain an order from any court of competent jurisdiction requiring the Parties to interplead and litigate in such court their several claims and rights among themselves. In the event such interpleader suit is brought, the Escrow Agent will thereby be fully released and discharged from all further obligations imposed upon it under this Escrow Agreement, and the Escrow Agent shall be entitled to withdraw from the Escrow Fund for its benefit an amount equal to all costs, expenses and reasonable attorneys fees expended or incurred by the Escrow Agent pursuant to the exercise of the Escrow Agent's rights under this Section 9(b).

                     10. INDEMNIFICATION OF ESCROW AGENT. The Parties and their respective successors and assigns agree to jointly and severally indemnify and hold the Escrow Agent harmless against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and reasonable counsel fees and disbursements, that may be imposed on the Escrow Agent or incurred by the Escrow Agent in good faith and without gross negligence or willful misconduct in connection with the performance of its duties under this Escrow Agreement, including, but not limited to, any litigation arising from this Escrow Agreement or involving its subject matter.

                     11. RESIGNATION OF ESCROW AGENT. The Escrow Agent may resign at any time upon giving at least thirty (30) days' written notice to the Buyers and the Sellers; provided, however, that no such resignation shall become effective until a successor escrow agent has been appointed. Such appointment shall be accomplished as follows: the Buyers and the Sellers shall use their reasonable best efforts to select a successor escrow agent within thirty (30) days after receiving such notice. If the Buyers and the Sellers fail to agree on a successor escrow agent within such time period, the Escrow Agent shall have the right to appoint a successor escrow agent (provided that such successor escrow agent has a net worth, as set forth in its most recent publicly filed financial statements, of not less than five hundred million dollars ($500,000,000) or deliver the documents to the American Arbitration Association to have such association appoint a successor escrow agent. The successor escrow agent shall execute and deliver an instrument accepting such appointment and it shall thereupon, without further acts, be vested with all the estates, properties, rights, powers and duties of the predecessor escrow agent as if originally named as escrow agent. The Escrow Agent shall be discharged from any further duties and liabilities under this Escrow Agreement upon appointment of a successor escrow agent pursuant to this Section 11.

                     12. NOTICES. All notices, communications and deliveries under this Escrow Agreement shall be made in writing signed by or on behalf of the entity making the same, shall specify the Section under this Escrow Agreement pursuant to which it is given or being made, and shall be delivered personally or by telecopy transmission or sent by registered or certified mail (return receipt requested) or by overnight mail (with evidence of delivery and postage and other fees prepaid) as follows:

                     To the Sellers: as specified in Section 10.5 of the Purchase Agreement;

                     To the Buyers: as specified in Section 10.5 of the Purchase Agreement;

                     To the Escrow Agent: at the address specified on the signature page hereof;

or to such other representative or at such other address of a Party as such Party may furnish to the other Parties in writing. Any such notice, communication or delivery will be deemed given or made: (a) on the date of delivery if delivered in person, (b) on the first (1st) Business Day after delivery to an overnight mail customer service representative if sent by overnight mail, (c) upon transmission by facsimile if receipt is confirmed by telephone or (d) on the fifth (5th) Business Day after it is mailed by registered or certified mail.

                     13. GOVERNING LAW; CONSENT TO JURISDICTION. This Escrow Agreement shall be governed by, and construed in accordance with, the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the Bankruptcy Court (or any court exercising appellate jurisdiction over the Bankruptcy Court) for the purpose of any suit, action, proceeding or judgment relating to or arising out of matters pertaining hereto. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Escrow Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

                     14. BINDING. This Escrow Agreement shall be binding upon, inure to the benefit of, and be enforceable by the Parties and their respective successors and assigns.

                     15. AMENDMENTS. This Escrow Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, the Sellers, the Buyers and the Escrow Agent.

                     16. WAIVER. Any Party may (i) extend the time for the performance of any obligation or other act of any other Party or (ii) waive compliance by any other Party with any agreement or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other tem or condition, of this Escrow Agreement. The failure of any Party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                     17. NO THIRD PARTY BENEFICIARIES. This Escrow Agreement is for the sole benefit of the Parties and their successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Escrow Agreement.

                     18. COUNTERPARTS. This Escrow Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Party.

                     19. CAPTIONS. Any captions are solely for convenience of reference and shall not be used in construing or interpreting this Escrow Agreement.

                     20. ENTIRE AGREEMENT. With respect to the Escrow Agent and the Parties, this Escrow Agreement, and with respect to only the Parties, this Escrow Agreement together with the Purchase Agreement, sets forth the entire agreement among the Parties and the Escrow Agent with respect to the subject matter hereof and supersedes all prior or oral agreements or understandings with respect thereto.

                            [Signature Page Follows]

           IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the day and year first above written.


                                        THE BANK OF NEW YORK


                                        By:_________________________
                                           Title:

                                           Address for notice purposes unless
                                           modified pursuant to the terms of
                                           this Escrow Agreement:


THE SELLERS:                            INSILCO TECHNOLOGIES, INC.

                                        By:___________________________
                                                  Name:
                                                  Title:

                                        STEWART CONNECTOR SYSTEMS, INC.

                                        By:___________________________
                                                  Name:
                                                  Title:

                                        INNET TECHNOLOGIES, INC.

                                        By:___________________________
                                                  Name:
                                                  Title:

                                        SIGNAL TRANSFORMER CO., INC.

                                        By:___________________________
                                                  Name:
                                                  Title:

THE BUYERS:                             BEL FUSE, LTD.

                                        By:___________________________
                                                  Name:
                                                  Title:

                                        BEL FUSE MACAU, L.D.A.

                                        By:___________________________
                                                  Name:
                                                  Title:

                                        BEL CONNECTOR INC.

                                        By:___________________________
                                                  Name:
                                                  Title:

                                        BEL FUSE NEWCO, INC.

                                        By:___________________________
                                                  Name:
                                                  Title:

                                     Sch. A

                                   SCHEDULE A
                                   ----------

                              FEES OF ESCROW AGENT

                                                                       EXHIBIT G
                                                                       ---------

                        FORM OF NON-COMPETITION AGREEMENT

           This NON-COMPETITION AGREEMENT is made as of _______, 2002 (this "Agreement") and is given to Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation (collectively, the "Buyers"), by Insilco Holdings Corporation, a Delaware corporation (the "Parent"), Insilco Technologies, Inc., a Delaware corporation, Stewart Connector Systems, Inc., a [_____] corporation, InNet Technologies, Inc., a [_______] corporation, and Signal Transformer Co., Inc., a [_______] corporation (collectively with the Parent, the "Sellers").

                               W I T N E S S E T H

           WHEREAS, the Buyers and the Sellers other than the Parent have entered into a Stock and Asset Purchase Agreement, dated as of __________, 2002 (the "Purchase Agreement"; unless otherwise defined herein, capitalized terms used but not defined herein shall have the meanings prescribed in the Purchase Agreement), providing for the purchase by the Buyers of the passive components business operated by the Sellers and certain related parties, such purchase to include the Shares and the Purchased Assets; and

           WHEREAS, the Buyers require, as a condition to the Buyers' obligation to consummate the transactions contemplated by the Purchase Agreement, that the Sellers enter into a non-competition agreement in connection with the closing of the transactions contemplated by the Purchase Agreement.

           NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties contained in the Purchase Agreement, the Sellers hereby, jointly and severally, covenant to, and agree with, the Buyers as follows:

           1. Definitions. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as defined therein. For purposes of this Agreement, the following terms have the meaning set forth below:

                     (a) "Competing Business" means any business organization of whatever form engaged in any business or enterprise which is the same as, or substantially the same as, any or all of the Business.

                     (b) "Non-Compete Period" means three (3) years from and after the date hereof.

                     (c) "Territory" means the United States and any other country in which any Seller Party owns the Owned Real Property or leases the Leased Real Property or sells products or services in connection with the Business as of the date hereof.

           2. Non-Competition. Each of the Sellers covenants and agrees that during the Non-Compete Period, such Seller shall not, directly or indirectly, either as principal, stockholder, member, partner, investor, lender or in any other capacity, carry on, be engaged in or have any financial interest (other than a passive ownership or investment position of less than two percent (2%) in any company whose shares are publicly traded) in any Competing Business in the Territory.

           3. Reasonableness. The parties hereto agree that the foregoing covenants and agreements have been negotiated in good faith by each of them, and are reasonable under the circumstances and not more restrictive or broader than necessary to protect the interests of the Buyers' business and would not achieve their intended purpose if they were on different terms or for periods of time shorter than the periods of time provided herein or applied in more restrictive geographical and business line areas than are provided herein. The Sellers acknowledge and agree that the covenants contained herein are necessary and appropriate to protect the Business that the Buyers are acquiring pursuant to the Purchase Agreement, and that the Buyers would not consummate the transactions contemplated by the Purchase Agreement unless the Sellers execute and deliver this Agreement.

           4. Effectiveness. This Agreement shall become effective upon consummation of the Closing.

           5. Remedies. The Sellers acknowledge and agree that any breach of the covenants and agreements contained in Section 2 of this Agreement would irreparably injure the Buyers and that the Buyers' remedies at law for a breach or threatened breach of any of the provisions of Section 2 would be inadequate. Accordingly, without prejudice to the rights of the Buyers also to seek such damages or other remedies available to them, the Buyers may seek, and the Sellers shall not contest the appropriateness of the availability of, injunctive or other equitable relief in any proceeding that the Buyers may bring to enforce the covenants and agreements contained in Section 2 in its express and explicit terms. No waiver of any breach of the covenants and agreements contained in
Section 2 shall be implied from forbearance or failure of the Buyers to take action in respect thereof.

           6. Severability. The parties hereto agree that if any provision of this Agreement should be adjudicated to be invalid or unenforceable, such provision shall be deemed deleted herefrom with respect, and only with respect, to the operation of such provision in the particular jurisdiction in which such adjudication was made. To the extent any such provision may be valid and enforceable in such jurisdiction by limitations on the scope of the activities, geographical area or time period covered, the parties agree that such provision instead shall be deemed limited to the extent, and only to the extent, necessary to make such provision enforceable to the fullest extent permissible under the laws and public policies in such jurisdiction.

           7. Assignment. This Agreement shall not be assignable by any of the Sellers. The Buyers may assign this Agreement to a successor in interest to substantially all of the business operations of the Buyers.

           8. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same agreement.

           9. Governing Law. This Agreement shall be governed by the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

           10. Submission to Jurisdiction. The parties hereto irrevocably submit to the exclusive jurisdiction of the Bankruptcy Court (or any court exercising appellate jurisdiction over the Bankruptcy Court) over any dispute arising out of or relating to this Agreement. Each party further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 10.5 of the Purchase Agreement shall be effective service of process, summons or notice for any such suit, action or proceeding pursuant to this Section 10. Each party irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

           11. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect to any suit, action or other proceeding directly or indirectly arising out of, under or in connection with this Agreement or any transaction contemplated hereby. Each party hereto (a) certifies that no representative or attorney of the Buyers or any party hereto has represented, expressly or otherwise, that such other party would not, in the event of any suit, action or other proceeding, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement, by, among other things, the mutual waivers and certifications in this Section 11.

           12. Notices. All notices and other communications to any party to this Agreement shall be made in accordance with Section 10.5 of the Purchase Agreement.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the day and year first above written.

                                        INSILCO HOLDINGS CORPORATION

                                        By:___________________________
                                              Name:
                                              Title:

                                        INSILCO TECHNOLOGIES, INC.

                                        By:___________________________
                                              Name:
                                              Title:

                                        Stewart Connector Systems, Inc.

                                        By:___________________________
                                              Name:
                                              Title:

                                        InNet Technologies, Inc.

                                        By:___________________________
                                              Name:
                                              Title:

                                        Signal Transformer Co., Inc.

                                        By:___________________________
                                              Name:
                                              Title:

                                        BEL FUSE, LTD.

                                        By:___________________________
                                              Name:
                                              Title:

                                        BEL FUSE MACAU, L.D.A.

                                        By:___________________________
                                              Name:
                                              Title:

                                        BEL CONNECTOR INC.

                                        By:___________________________
                                              Name:
                                              Title:

                                        BEL FUSE NEWCO, INC.

                                        By:___________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT H
                                                                       ---------

                    FORM OF INTELLECTUAL PROPERTY ASSIGNMENT

           This INTELLECTUAL PROPERTY ASSIGNMENT (this "Assignment"), dated as of [_____], 2002, is made and entered into by and among Insilco Technologies, Inc., a Delaware corporation, Stewart Connector Systems, Inc., a [_____] corporation, InNet Technologies, Inc., a [_____] corporation, and Signal Transformer Co., Inc., a [_____] corporation, (the "Sellers" and each of the Sellers, a "Seller"), Bel Fuse Ltd., a Hong Kong corporation, Bel Fuse Macau, L.D.A., a Macau corporation, Bel Connector Inc., a Delaware corporation, and Bel Transformer Inc., a Delaware corporation (the "Buyers" and each of the Buyers, a "Buyer") (each Seller and Buyer, a "Party," and collectively, the "Parties").


                              W I T N E S S E T H:

           WHEREAS, the Parties are parties to that certain Stock and Asset Purchase Agreement, dated as of [________], 2002 (the "Purchase Agreement"), pursuant to which the Buyers are acquiring all of the property and assets of the Sellers used primarily in and related to the Business (as defined therein), including the Intellectual Property (as defined therein), other than the Excluded Assets (as defined therein);

           WHEREAS, the Sellers own all right, title and interest in and to the Intellectual Property other than the Intellectual Property owned exclusively by the Foreign Corporations (as defined in the Purchase Agreement) (the Intellectual Property other than the Intellectual Property owned exclusively by the Foreign Corporations being referred to herein as the "Transferable Intellectual Property"); and

           WHEREAS, as a condition to Closing (as defined in the Purchase Agreement), the Parties agreed to enter into this Assignment pursuant to which the Sellers will confirm the assignment to the Buyers of all of their respective right, title and interest in and to the Transferable Intellectual Property.

           NOW THEREFORE, in consideration of the promises and mutual agreements set forth in the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

           1. Assignment and Transfer. The Sellers hereby confirm the sale, assignment, conveyance, and transfer to the Buyers, and hereby do sell, assign, convey and transfer to the Buyers, for the Buyers' and their respective successors' and assigns' sole and exclusive use and enjoyment, all of the Sellers' respective right, title and interest in and to the Transferable Intellectual Property, including, without limitation, the following:

               (a) the patents and patent applications set forth in Schedule A annexed hereto;

               (b) the trademarks and service marks, together with the goodwill associated therewith, and domain names, including the Internet web sites, and the content thereof, for which their URLs are represented by such domain names, set forth in Schedule B annexed hereto; and

               (c) the copyrights and software (including, without limitation, object and source code thereto) set forth in Schedule C annexed hereto.

           2. RECORDATION OF PATENTS, TRADEMARKS AND COPYRIGHTS. If the Buyers elect to record this Assignment with any one or more of the U.S. Patent & Trademark Office, U.S. Copyright Office or applicable state or foreign governmental or international authorities or registries, the Buyers shall bear all costs and fees associated with such recording. The Sellers hereby authorize and request the Commissioner of Patents and Trademarks of the United States, Register of Copyrights of the United States and any official of any state or foreign country whose duty it is to issue intellectual property registrations, to record this Assignment and to issue to the Buyers all registrations from any applications for registration included in the Transferable Intellectual Property.

           3. FURTHER ASSURANCES. The Sellers covenant and agree that they will, upon the reasonable request of any Buyer and at such Buyer's cost and expense, execute and deliver, or cause to be executed or delivered, any and all documents provided by such Buyer that may be necessary or desirable to perfect the sale, assignment, conveyance and transfer of the Transferable Intellectual Property. Notwithstanding the foregoing, each Seller appoints each of the Buyers as its attorney-in-fact solely in connection with the execution of any documents necessary for the registration of patents, copyrights, or any other statutory national, state or local protection for the Transferable Intellectual Property in the United States or any foreign country.

           4. REPRESENTATIONS AND WARRANTIES. Except as expressly set forth in the Purchase Agreement, the Sellers make no warranty, express or implied, with respect to the Transferable Intellectual Property.

           5. GOVERNING LAW. This Assignment shall be governed by the laws of the State of New York excluding (to the greatest extent a New York court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of New York.

           6. COUNTERPARTS. This Assignment may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

              [Remainder of this page is intentionally left blank]

           IN WITNESS WHEREOF, the Parties have executed this Assignment as of the date first written above.


                                        THE SELLERS:

                                        INSILCO TECHNOLOGIES, Inc.

                                        By:___________________________
                                              Name:
                                              Title:

                                        Stewart Connector Systems, Inc.

                                        By:___________________________
                                              Name:
                                              Title:

                                        InNet Technologies, Inc.

                                        By:___________________________
                                              Name:
                                              Title:

                                        Signal Transformer Co., Inc.

                                        By:___________________________
                                              Name:
                                              Title:

                                        THE BUYERS:

                                        BEL FUSE, LTD.

                                        By:___________________________
                                              Name:
                                              Title:

                                        BEL FUSE MACAU, L.D.A.

                                        By:___________________________
                                              Name:
                                              Title:

                                        BEL FUSE NEWCO, INC.

                                        By:___________________________
                                              Name:
                                              Title:

                                        BEL CONNECTOR INC.

                                        By:___________________________
                                              Name:
                                              Title:

                                   SCHEDULE A

                                    PATENTS


              [SELLERS TO UPDATE - CONFORM TO DISCLOSURE SCHEDULE]

                                   SCHEDULE B

                   TRADEMARKS; SERVICE MARKS AND DOMAIN NAMES

TRADEMARKS
---------------------- ----------------- ------------------- -----------------
Mark                   Country           Appl. No.           Reg. No.
---------------------- ----------------- ------------------- -----------------

---------------------- ----------------- ------------------- -----------------


Domain Names
------------

                                   SCHEDULE C

                             COPYRIGHTS AND SOFTWARE

COPYRIGHTS
------------------- ----------------------- ----------------------------
       Title              Date Filed          Copyright Reg. No./Date
------------------- ----------------------- ----------------------------

------------------- ----------------------- ----------------------------


Software (source and object code)
---------------------------------

                                                                     EXHIBIT I-1
                                                                     -----------

                 Form of Notice to Non-Bargaining Unit Employee

   Notice of Facility Closing Consistent with Worker Adjustment and Retraining
                                Notification Act

            On [DATE], [NAME OF COMPANY] (the "Company") entered into an agreement for the sale of its plant and assets at [ADDRESS OF PLANT]. That agreement is subject to higher and better bids that may emerge in the Company's chapter 11 bankruptcy case, which was filed on [DATE]. While we anticipate that the company purchasing the assets will also hire most of our employees, we cannot guarantee that fact, nor can we guarantee the facility will not be closed. Therefore, we can only tell you what we do know for sure: as part of the closing of the sales transaction, your employment with the Company will be permanently terminated.

            Although an exact date has not yet been established for the completion of the sale, and thus for the permanent loss of employment with the Company, the completion of the sale is anticipated to take place between [SPECIFY 14 DAY WINDOW]. Accordingly, it is currently anticipated that you will be terminated as a Company employee during that period. You do not have any bumping rights; in other words, you do not have the right to take another employee's job.

            This notice is being given to you on [DATE] consistent with the Worker Adjustment and Retraining Notification Act of 1988. Should you have any questions, please contact [NAME] at [PHONE NUMBER].

                                                                     EXHIBIT I-2
                                                                     -----------

       Form of Notice to Chief Elected Officer Of Each Labor Organization

   Notice of Facility Closing Consistent with Worker Adjustment and Retraining
                                Notification Act


            On [DATE], [NAME OF COMPANY] (the "Company") entered into an agreement for the sale of its plant and assets at [ADDRESS OF PLANT]. That agreement is subject to higher and better bids that may emerge in the Company's chapter 11 bankruptcy case, which was filed on [DATE]. While we anticipate that the company purchasing the assets will also hire most of our employees, we cannot guarantee that fact, nor can we guarantee the facility will not be closed. Therefore, we can only tell you what we do know for sure: as part of the closing of the sales transaction, the employment of your union members with the Company will be permanently terminated.

            Although an exact date has not yet been established for the completion of the sale, and thus for the permanent loss of employment with the Company, the completion of the sale is anticipated to take place between [SPECIFY 14 DAY WINDOW]. Accordingly, the Company will terminate all employees represented by [UNION] during that period. Attached is a list of the names and job positions of the potentially affected employees. It is anticipated that [INSERT NUMBER] employees will be potentially affected by this sale.


            This notice is being given to you on [DATE] consistent with the Worker Adjustment and Retraining Notification Act of 1988. Should you have any questions, please contact [NAME] at [PHONE NUMBER].

            The Company stands ready to meet with the Union to discuss any and all appropriate issues.

                                                          `

                         Potentially Affected Employees


                  Name                                   Job Title
                  ----                                   ---------

                                                                     EXHIBIT I-3
                                                                     -----------

                 Form of Notice to State Dislocated Workers Unit

   Notice of Facility Closing Consistent with Worker Adjustment and Retraining
                                Notification Act

            This notice is being provided to you on [DATE] consistent with the Worker Adjustment and Retraining Notification Act of 1988.

            On [DATE], [NAME OF COMPANY] (the "Company") entered into an agreement for the sale of its plant and assets at [ADDRESS OF PLANT]. We hope to accomplish this sale with the least possible disruption to the lives of our employees and the community. The agreement is subject to higher and better bids that may emerge in the Company's chapter 11 bankruptcy case, which was filed on [DATE]. While we anticipate that the company purchasing the assets will also hire most of our employees, we cannot guarantee that fact, nor can we guarantee the facility will not be closed. Therefore, we can only tell you what we do know for sure: as part of the closing of the sales transaction, employment with the Company will be permanently terminated.

            Although an exact date has not yet been established for the completion of the sale, and thus for the permanent employment loss by employees that may occur in conjunction with it, the completion of the sale is anticipated to take place between [SPECIFY 14-DAY WINDOW]. Accordingly, the Company will terminate all its employees during this period. Attached is a list of the potentially affected positions and the number of employees holding each position. It is anticipated that [INSERT NUMBER] employees will be potentially affected by this sale and the resulting terminations if the buyer elects not to hire our employees.


            Some employees are represented by [INSERT CHIEF ELECTED OFFICER OF UNION, UNION NAME, ADDRESS AND TELEPHONE]. WARN notices have been sent this day to the union, to [THE CHIEF ELECTED OFFICER OF THE UNIT OF LOCAL GOVERNMENT] and directly to each non-bargaining unit employee. Employees, whether or not represented by [UNION], do not have bumping rights. Although [SELLER'S] collective bargaining agreement with [UNION] contains a provision that in certain layoff situations would permit actions similar to bumping, inasmuch as [SELLER] will not operate the plant after the sale is completed, any such rights will be ineffectual as a practical matter.

            Should you have any questions, please contact [NAME] at [PHONE NUMBER].

                         Potentially Affected Employees

             Number of Employees                         Job Title
             -------------------                         ---------

                                                                     EXHIBIT I-4
                                                                     -----------

      Form of Notice to Chief Elected Official Of Unit Of Local Government

        Notice of Facility Closing Consistent with Worker Adjustment and
                          Retraining Notification Act

            This notice is being provided to you on [DATE] consistent with the Worker Adjustment and Retraining Notification Act of 1988.

            On [DATE], [NAME OF COMPANY] (the "Company") entered into an agreement for the sale of its plant and assets at [ADDRESS OF PLANT]. We hope to accomplish this sale with the least possible disruption to the lives of our employees and the community. The agreement is subject to higher and better bids that may emerge in the Company's chapter 11 bankruptcy case, which was filed on [DATE]. While we anticipate that the company purchasing the assets will also hire most of our employees, we cannot guarantee that fact, nor can we guarantee the facility will not be closed. Therefore, we can only tell you what we do know for sure: as part of the closing of the sales transaction, employment with the Company will be permanently terminated.

            Although an exact date has not yet been established for the completion of the sale, and thus for the permanent employment loss by employees that may occur in conjunction with it, the completion of the sale is anticipated to take place between [SPECIFY 14-DAY WINDOW]. Accordingly, the Company will terminate all employees during this period. Attached is a list of the potentially affected positions and the number of employees holding each position. It is anticipated that [INSERT NUMBER] employees will be potentially affected by this sale and the resulting terminations if the buyer elects not to hire our employees.

            Some employees are represented by [INSERT CHIEF ELECTED OFFICER OF UNION, UNION NAME, ADDRESS AND TELEPHONE]. WARN notices have been sent this day to the union, to [THE CHIEF ELECTED OFFICER OF THE UNIT OF LOCAL GOVERNMENT] and directly to each non-bargaining unit employee. Employees whether or not represented by [union], do not have bumping rights. Although [SELLER'S] collective bargaining agreement with [UNION] contains a provision that in certain layoff situations would permit actions similar to bumping, inasmuch as [SELLER] will not operate the plant after the sale is completed, any such rights will be ineffectual as a practical matter.

            Should you have any questions, please contact [NAME] at [PHONE NUMBER].

                         Potentially Affected Employees

                Number of Employees                         Job Title
                -------------------                         ---------

                                                                     EXHIBIT I-5
                                                                     -----------

[LOGO]                                                             Bel Fuse Ltd.
bel                                              8/F Luk Hop Industrial Building
COMPONENTS FOR A                                   8 Luk Hop Street, San Po Kong
CONNECTED                                                     Kowloon, Hong Kong
PLANET                                                           www.belfuse.com
                                                               tel 852.2328.5515
                                                               fax 852.2352.3706




To the Employees of
Stewart Connector Systems, Inc. and
Signal Transformer Co., Inc.

Re: Proposed Sale of Insilco Technologies, Inc.'s Passive Components Division to Bel Fuse Ltd. and its Affiliates

Ladies and Gentlemen:

As you have probably heard by now, Stewart Connector Systems, Inc. ("Connector") and Signal Transformer Co., Inc. ("Transformer"), along with Insilco Technologies, Inc. ("Insilco") and all of Insilco's domestic subsidiaries, have announced that they are filing for bankruptcy protection under the United States Bankruptcy Code. Insilco has advised us that the bankruptcy filing was necessitated by Insilco's and its subsidiaries' inability to make certain payments due under Insilco's primary credit arrangement. Fortunately for the hundreds of Insilco employees nationwide, prior to filing its bankruptcy petition, Insilco was able to identify buyers and enter into agreements with such buyers for each of Insilco's three operating divisions.

With respect to Insilco's Passive Components Division (of which each of Connector and Transformer are a part), the proposed buyer is a group of entities (the "Bel Buyers") affiliated with Bel Fuse Inc. ("Bel"). To purchase the Passive Components Division, the Bel Buyers have entered into a Stock & Asset Purchase Agreement (the "Agreement") with Insilco and the subsidiaries of Insilco which make up the Passive Components Division (including, but not limited to, Connector and Transformer). The Agreement contemplates that the Bel Buyers will acquire Insilco's Passive Components Division, including the properties and facilities located in Inwood, New York, and Glen Rock, Pennsylvania. The Agreement is subject to several conditions, including the approval of the Bankruptcy Court.

The purpose of this letter is to provide you, as employees of Connector or Transformer, with some insight as to how the bankruptcy filing and the impending sale of the Passive Components Division is likely to affect your future employment.

WHO IS BEL FUSE INC.?

Bel is a NASDAQ listed company (BELFA & BELFB). Bel and its subsidiaries are engaged in the design, manufacture and sale of products used in networking, telecommunications, high-speed data transmission, automotive and consumer electronics. Bel's product line includes integrated connector modules, magnetics, fuses, power conversion modules and thick film hybrids. Bel commenced operations in 1949, began manufacturing electronic components in Asia in 1970 and now, through its subsidiaries, operates worldwide. During the last four years, Bel has acquired Lucent Technologies Inc.'s Transformer and Inductor Division, E-Power Co., Ltd. and the assets of Current Concepts, Inc. We encourage you to learn more about Bel by visiting Bel 's website at www.belfuse.com.

WHEN WILL THE SALE OF THE PASSIVE COMPONENTS DIVISION CLOSE?

Before Insilco and the Bel Buyers close the sale of the Passive Components Division, the U.S. Bankruptcy Code requires that, to the extent other potential purchasers of the Passive Components Division express an interest in acquiring the Passive Components Division, Insilco must hold an auction for the sale of the Passive Components Division. The purpose of the auction is to ensure that Insilco, on behalf of its creditors, will receive the highest or otherwise best possible offer for the Passive Components Division. Thus, before the Passive Components Division may be sold, Insilco must first advertise the auction, hold the auction, determine who is the highest or otherwise best bidder and have the sale to the highest or otherwise best bidder confirmed in Bankruptcy Court. This process is likely to take between 2 and 4 months.

IS MY JOB LIKELY TO BE TERMINATED IN ADVANCE OF THE SALE?

Throughout this sale process, Insilco, Connector and Transformer intend to continue operations at the Inwood, New York and Glen Rock, Pennsylvania facilities. Bel certainly cannot make any commitments on behalf of Insilco or any of its affiliated companies. However, we have been told that neither Connector nor Transformer have any immediate plans to terminate jobs in advance of the closing date of the sale.

HOW WILL THE OPERATIONS AT INWOOD, NEW YORK AND GLEN ROCK, PENNSYLVANIA BE AFFECTED BY THE SALE OF THE PASSIVE COMPONENTS DIVISION?

How the operations at Inwood, New York and Glen Rock, Pennsylvania will be affected by the sale of the Passive Components Division largely depends on who the successful bidder is for the Passive Components Division (the "Successful Bidder"). Should the Bel Buyers be the Successful Bidder, it is the intent of the Bel Buyers to continue operations at the Inwood, New York and Glen Rock, Pennsylvania facilities.

WILL I HAVE A JOB AFTER THE CLOSE OF THE SALE OF THE PASSIVE COMPONENTS
DIVISION?

After the close of the sale of the Passive Components Division, each of Connector and Transformer will cease operations and terminate the employment of all employees. Thereafter, the Successful Bidder will make a determination as to who it would like to hire. Should the Bel Buyers be the Successful Bidder, as it is their intent to continue operations at the Inwood, New York, and Glen Rock, Pennsylvania facilities, the Bel Buyers intend to hire a majority of the Connector and Transformer employees. Decisions regarding specific employees will be made by the Bel Buyers, if they are the Successful Bidder, during the period prior to the Closing.

WHAT IF I AM NOT HIRED BY THE SUCCESSFUL BIDDER?

The severance benefits to which you would be entitled if you are not hired by the Successful Bidder again depends on who is the Successful Bidder. Should the Bel Buyers be the Successful Bidder, the Bel Buyers have committed to provide Connector and Transformer with an amount of funds sufficient to pay (and Connector and Transformer will pay) each Qualified Company Employee (as defined below) who remains employed by Connector and Transformer, as applicable, through the closing date (or whose employment is terminated by Connector or Transformer, as applicable, prior to the closing date without cause) the amount of severance payment due each such Qualified Company Employee pursuant to Connector's or Transformer's general severance policy, as applicable. For purposes of this letter, the term "Qualified Company Employee" means any Connector or Transformer employee who is:

          o  in good standing on the closing date;
          o  not offered employment by the Bel Buyers;
          o  not represented by a labor organization; and
          o  not covered by Insilco's Key Employees Severance Plan (the "Plan").

Thus, if you (1) remain an employee in good standing with Connector or Transformer through the closing date, (2) the Bel Buyers are the Successful Bidder, (3) the Bel Buyers do not offer you employment and (4) you are neither represented by a labor organization nor covered by the Plan, then you will receive the amount of severance available to you pursuant to Connector's or Transformer's (as applicable) severance policy.

WHAT IF I QUIT MY JOB BEFORE THE TRANSACTION CLOSES?

If you choose to terminate your employment with Connector or Transformer in advance of the closing date, no assurances can be provided that either Connector or Transformer will have sufficient funds to pay any severance due you and you will likely lose the opportunity to be employed by the Bel Buyers (provided that the Bel Buyers are the Successful Bidder).

WHY AM I BEING PROVIDED THE NOTICE ATTACHED TO THIS LETTER?

The notice attached to this letter is being provided to you by Insilco, Connector and Transformer. Insilco, Connector and Transformer are uncertain as to the number of employees who will be hired after the closing, and, therefore, can provide no assurances to their employees that their jobs will be retained by the Successful Bidder. The attached notice is being delivered in order to comply with the Worker Adjustment and Retraining Notification Act of 1988.

                               * * * * * * * * * *

It is my sincere hope that the Bel Buyers will be the Successful Bidder. We expect that, at an appropriate time, representatives of Bel will visit each of the Inwood, New York and Glen Rock, Pennsylvania facilities to answer any questions you may have.

Very truly yours,


Daniel Bernstein
President

                                                                     EXHIBIT I-6
                                                                     -----------

[LOGO]                                                             Bel Fuse Ltd.
bel                                              8/F Luk Hop Industrial Building
COMPONENTS FOR A                                   8 Luk Hop Street, San Po Kong
CONNECTED                                                     Kowloon, Hong Kong
PLANET                                                           www.belfuse.com
                                                               tel 852.2328.5515
                                                               fax 852.2352.3706



To the Employees of
InNet Technologies, Inc.

Re: Proposed Sale of Insilco Technologies, Inc.'s Passive Components Division to Bel Fuse Ltd. and its Affiliates

Ladies and Gentlemen:

As you have probably heard by now, InNet Technologies, Inc. ("InNet"), along with Insilco Technologies, Inc. ("Insilco") and all of Insilco's domestic subsidiaries, have announced that it is filing for bankruptcy protection under the United States Bankruptcy Code. Insilco has advised us that the bankruptcy filing was necessitated by Insilco's and its subsidiaries' inability to make certain payments due under Insilco's primary credit arrangement. Fortunately for the hundreds of Insilco employees nationwide, prior to filing its bankruptcy petition, Insilco was able to identify buyers and enter into agreements with such buyers for each of Insilco's three operating divisions.

With respect to Insilco's Passive Components Division (of which InNet is a part), the proposed buyer is a group of entities (the "Bel Buyers") affiliated with Bel Fuse Inc. ("Bel"). To purchase the Passive Components Division, the Bel Buyers have entered into a Stock & Asset Purchase Agreement (the "Agreement") with Insilco and the subsidiaries of Insilco which make up the Passive Components Division (including, but not limited to, InNet). The Agreement contemplates that the Bel Buyers will acquire Insilco's Passive Components Division. The Agreement is subject to several conditions, including the approval of the Bankruptcy Court.

The purpose of this letter is to provide you, as employees of InNet, with some insight as to how the bankruptcy filing and the impending sale of the Passive Components Division is likely to affect your future employment.

WHO IS BEL FUSE INC.?

Bel is a NASDAQ listed company (BELFA & BELFB). Bel and its subsidiaries are engaged in the design, manufacture and sale of products used in networking, telecommunications, high-speed data transmission, automotive and consumer electronics. Bel's product line includes integrated connector modules, magnetics, fuses, power conversion modules and thick film hybrids. Bel commenced operations in 1949, began manufacturing electronic components in Asia in 1970 and now, through its subsidiaries, operates worldwide. During the last four years, Bel has acquired Lucent Technologies

Inc.'s Transformer and Inductor Division, E-Power Co., Ltd. and the assets of Current Concepts, Inc. We encourage you to learn more about Bel by visiting Bel 's website at www.belfuse.com.

WHEN WILL THE SALE OF THE PASSIVE COMPONENTS DIVISION CLOSE?

Before Insilco and the Bel Buyers close the sale of the Passive Components Division, the U.S. Bankruptcy Code requires that to the extent other potential purchasers of the Passive Components Division express an interest in acquiring the Passive Components Division, Insilco must hold an auction for the sale of the Passive Components Division. The purpose of the auction is to ensure that Insilco, on behalf of its creditors, will receive the highest or otherwise best possible offer for the Passive Components Division. Thus, before the Passive Components Division may be sold, Insilco must first advertise the auction, hold the auction, determine who is the highest or otherwise best bidder and have the sale to the highest or otherwise best bidder confirmed in Bankruptcy Court. This process is likely to take between 2 and 4 months.

IS MY JOB LIKELY TO BE TERMINATED IN ADVANCE OF THE SALE?

Throughout this sale process, Insilco and InNet intend to continue operations at the San Diego facility. Bel certainly cannot make any commitments on behalf of Insilco or any of its affiliated companies. However, we have been told that InNet does not have any immediate plans to terminate jobs in advance of the closing date of the sale.

HOW WILL THE OPERATIONS AT INNET'S SAN DIEGO FACILITY BE AFFECTED BY THE SALE OF THE PASSIVE COMPONENTS DIVISION?

How the operations at InNet's San Diego facility will be affected by the sale of the Passive Components Division largely depends on who the successful bidder is for the Passive Components Division (the "Successful Bidder"). Should the Bel Buyers be the Successful Bidder, it is the intent of the Bel Buyers to move certain operations at InNet's San Diego facility to Bel's San Diego offices located at 17180 Bernardo Center Drive, San Diego, California.

WILL I HAVE A JOB AFTER THE CLOSE OF THE SALE OF THE PASSIVE COMPONENTS
DIVISION?

After the close of the sale of the Passive Components Division, InNet will cease operations and terminate the employment of all employees. Thereafter, the Successful Bidder will make a determination as to who it would like to hire. Should the Bel Buyers be the Successful Bidder, it is their intent to hire some of the InNet employees. Decisions regarding specific employees will be made by the Bel Buyers, if they are the Successful Bidder, during the period prior to the Closing.

WHAT IF I AM NOT HIRED BY THE SUCCESSFUL BIDDER?

The severance benefits to which you would be entitled if you are not hired by the Successful Bidder again depends on who is the Successful Bidder. Should the Bel Buyers be the Successful Bidder, the Bel Buyers have committed to provide InNet with an amount of funds sufficient to pay (and InNet will pay) each Qualified Company Employee (as defined below) who remains employed by InNet through the closing date (or whose employment is terminated by InNet, as applicable, prior to the closing date without cause) the amount of severance payment due each such Qualified Company Employee pursuant to InNet's general severance policy. For purposes of this letter, the term "Qualified Company Employee" means any InNet employee who is:

          o  in good standing on the closing date;
          o  not offered employment by the Bel Buyers;

          o  not represented by a labor organization; and
          o  not covered by Insilco's Key Employees Severance Plan (the "Plan").

Thus, if (1) you remain an employee in good standing with InNet through the closing date, (2) the Bel Buyers are the Successful Bidder, (3) the Bel Buyers do not offer you employment and (4) you are neither represented by a labor organization nor covered by the Plan, then you will receive the amount of severance available to you pursuant to your Company's severance policy.

WHAT IF I QUIT MY JOB BEFORE THE TRANSACTION CLOSES?

If you choose to terminate your employment with InNet in advance of the closing date, no assurances can be provided that InNet will have sufficient funds to pay any severance due you and you will likely lose the opportunity to be employed by the Bel Buyers (provided that the Bel Buyers are the Successful Bidder).

WHY AM I BEING PROVIDED THE NOTICE ATTACHED TO THIS LETTER?

The notice attached to this letter is being provided to you by Insilco and InNet. Insilco and InNet are uncertain as to the number of employees who will be hired after the closing, and, therefore, can provide no assurances to their employees that their jobs will be retained by the Successful Bidder. The attached notice is being delivered in order to comply with the Worker Adjustment and Retraining Notification Act of 1988.

                               * * * * * * * * * *

It is my sincere hope that the Bel Buyers will be the Successful Bidder. We expect that, at an appropriate time, representatives of Bel will visit InNet's San Diego facility to answer any questions you may have.

Very truly yours,


Daniel Bernstein
President

                                                                       Exhibit J
                                                                       ---------

NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!


                     SHARE TRANSFER AND ASSIGNMENT AGREEMENT

               RELATING TO THE INSILCO TECHNOLOGIES GERMANY SHARES

                                    EXHIBIT J
                                     TO THE
                       STOCK AND ASSET PURCHASE AGREEMENT





UR-Nr.: [__________]/2002                       Deed Role No.: [__________]/2002





           VERHANDELT                                    RECORDED


       zu [______________]                         at [______________]

    den [______________] 2002                this [___] day of [____] of 2002



   VOR MIR, DEM UNTERZEICHNETEN                  Before me, the undersigned
             NOTAR                                      notary public

                             [____________________]


      MIT DEM AMTSSITZ IN                         WITH HIS BUSINESS SEAT IN

                             [____________________]


erschienen heute:                                              appeared today:

                                                                               2
NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!



                            1. [____________________]

wohnhaft                                          residing at


                             [____________________]

                             [____________________].


                            2.[____________________]

wohnhaft                                          residing at


                             [____________________]

                             [____________________].

Die Erschienenen wiesen sich durch           The persons appearing proved their
Vorlage ihrer gultigen                       identity by  submitting their valid
Personalausweise aus.                        identification card.

Der Erschienene zu 1) erklarte vorab:        The person appeared at 1) declared
                                             beforehand:

Nachfolgende Erklarungen gebe ich nicht      The following declarations are made
im eigenen Namen ab, sondern unter           not in my own name and without any
Ausschlu(beta) jeder personlichen            personal liability on the basis of
eigenen Haftung aufgrund erteilter und       the enclosed power-of-attorney
hier beigefugter  Vollmacht vom [______]     dated [_______] 2002 on behalf of
2002 fur die

                               [BEL FUSE LIMITED]



        [TO BE DISCUSSED WHICH ENTITY WILL ACQUIRE THE SHARES IN INSILCO
                              TECHNOLOGIES GMBH.]

Die Vollmacht ist als ANLAGE 1 in            A certified copy of the power-of-
beglaubigter Kopie beigefugt.                attorney is enclosed as EXHIBIT 1.

Der Erschienene zu 2) erklarte vorab:        The person appeared at 2) declared
                                             beforehand:

                                                                               3
NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!


Nachfolgende Erklarungen gebe ich nicht      The following declarations are made
im eigenen Namen ab, sondern unter           not in my own name and without any
Ausschlu(beta) jeder personlichen eigenen    personal liability on the basis of
Haftung aufgrund erteilter und hier          the enclosed power-of-attorney
beigefugter Vollmacht vom [________] 2002    dated [_______] 2002 on behalf of
fur die


                           INSILCO TECHNOLOGIES INC.,

                             425 METRO PLACE NORTH,

                                     DUBLIN,

                               OHIO 43017, U.S.A.]



Die Vollmacht ist als ANLAGE 2 in            A certified copy of the power-of-
beglaubigter Kopie beigefugt.                attorney is enclosed as EXHIBIT 2.

[SUBJECT TO THE PLACE OF NOTARISATION:       [SUBJECT TO THE PLACE OF
                                             NOTARISATION:

Der Notar belehrt die Erschienenen           The notary advised the appeared
uber ss. 3 BeurkG und fragte, ob             persons pursuant to Sec. 3 BeurkG
gegenuber ihnen oder ihren                   (German Recording Act) and asked if
Vollmachtgebern eine Vorbefassung            there was any pre-procurement
in derselben Angelegenheit im Sinne          towards them or their mandators in
von ss. 3 Abs. 1 Nr. 7 BeurkG durch          the same procedure according to
den handelnden Notar und/ oder               Sec. 3 subsec. 1 no. 7 BeurkG
Personen, die mit dem Notar zur              (German Recording Act) by the
gemeinsamen Berufsausubung                   notary and/or persons connected to
verbunden sind, erfolgt ist. Die             the notary by the way of mutual
Frage wurde verneint.]                       exercise of profession. The
                                             question was denied.]

Die Erschienenen erklarten,                  The appearing persons declared that
da(beta) diese Urkunde in deutscher          they wish to have this deed
und englischer Sprache errichtet             recorded by the notary in the
werden soll und da(beta) sie                 German and English language and
ausreichend die deutsche und                 that they are sufficiently in
englische Sprache beherrschen. Der           command of the English and German
amtierende Notar, der selbst die             language. The acting notary who is
englische und deutsche Sprache               himself in sufficient command of
beherrscht, stellte fest, da(beta)           the English and German language
dies auch bei den Erschienenen der           verified that this is also the case
Fall ist.                                    with respect to the appeared
                                             persons.

                                                                               4
NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!

Die Erschienenen baten sodann um             Thereupon, the appeared persons
Beurkundung der nachfolgenden                asked for certification of the
Erklarungen:                                 following declarations:

1. Bel Fuse Ltd., Bel Fuse Macau,            1. Bel Fuse Ltd., Bel Fuse Macau,
   L.D.A und Bel Fuse NewCo, Inc.               L.D.A, Bel Connector Inc. and
   auf der einen Seite und Insilco              Bel Fuse NewCo, Inc. on one hand
   Technologies, Inc. und                       and Insilco Technologies, Inc.
   verschiedene                                 and certain subsidiaries of
   Tochtergesellschaften der                    Insilco Technologies, Inc. on
   Insilco Technologies, Inc. auf               the other hand have entered into
   der anderen Seite haben am                   a Stock and Asset Purchase
   [_____] ein Stock and Asset                  Agreement on [______]. The
   Purchase Agreement geschlossen.              purpose of this Stock and Asset
   Gegenstand dieses Vertrages ist              Purchase Agreement is, inter
   unter anderem auch der Kauf und              alia, the sale and transfer of
   die Ubertragung samtlicher von               all shares in Insilco
   der Insilco Technologies, Inc.,              Technologies GmbH (hereinafter
   Dublin, Ohio, U.S.A.                         referred to as "Insilco GmbH")
   (nachfolgend auch ,,Insilco") an             with its registered seat in
   der Insilco Technologies GmbH                Friedrichsdorf Taunus,
   (nachfolgend auch,,Insilco                   registered in the commercial
   GmbH") mit Sitz in                           register of the local court in
   Friedrichsdorf, Taunus,                      Bad Homburg v. d. Hohe under HRB
   eingetragen im Handelsregister               7328, held by Insilco
   des Amtsgerichts Bad Homburg v.              Technologies, Inc., Dublin,
   d. Hohe unter HRB 7328,                      Ohio, U.S.A. (hereinafter
   gehaltenen Geschaftsanteile.                 referred to as "Insilco").

                                                                               5
NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!

2. Das Stammkapital der Insilco              2. The nominal value of the share
   GmbH betragt nominal EUR                     capital amounts to EUR 60,000.00
   60.000,00 (in Worten: Euro                   (in words: Euro sixty thousand)
   sechzigtausend) und ist                      and is divided into one share in
   aufgeteilt in einen                          the nominal amount of EUR
   Geschaftsanteil im Nominalwert               60,000.00 (in words: Euro sixty
   von EUR 60.000,00 (in Worten:                thousand) held by Insilco.
   Euro sechzigtausend), der von
   Insilco gehalten wird.


3. Die Insilco GmbH hat keinen               3. Insilco GmbH does not have any
   Grundbesitz.                                 real property.

                                                                               6
NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!


                   B.                                         B.
     ANTEILSUBERTRAGUNG UND ABRETUNG             SHARE TRANSFER AND ASSIGNMENT

1. Gema(beta)dem vorstehend                  1. In execution of the above
   genannten Stock and Asset                    mentioned Stock and Asset
   Purchase Agreement tritt die                 Purchase Agreement Insilco
   Insilco hiermit ihren                        herewith assigns its share in
   Geschaftsanteil im Nennbetrag                the nominal amount of EUR
   von EUR 60.000,00 (in Worten:                60,000.00 (in words: Euro sixty
   Euro sechzigtausend) an der                  thousand) in Insilco GmbH, in
   Insilco GmbH, jedenfalls alle                any event all of its shares held
   von ihr gehaltenen Anteile an                in Insilco GmbH, to [BEL FUSE
   der Insilco GmbG, an die [BEL                Ltd.]. [ACQUIRING ENTITY TO BE
   FUSE LTD.] ab. [ACQUIRING ENTITY             DETERMINED.]
   TO BE DETERMINED.]


 2. Die [BEL FUSE LTD.] nimmt die            2. [BEL FUSE LTD.] accepts the
    vorstehende Abtretung des                   above assignment of the share.
    Geschaftsanteils an.

3. Insilco als einziger                      3. By shareholder resolution dated
   Gesellschafter der Insilco GmbH              [______], a copy of which is
   hat der vorstehenden Abtretung               attached hereto as Exhibit 3,
   des Geschaftsanteils gem. Ziff.              Insilco as sole shareholder of
   1 mit                                        Insilco GmbH has approved the
   Gesellschafterbeschlu(beta) vom              assignment of the share pursuant
   [_____], hier in Kopie beigefugt             to Sec. 1.
   als Anlage 3, zugestimmt.

                                                                               7
NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!


                  C.                                          C.
              SONSTIGES                                  MISCELLANEOUS

Der Notar wird gebeten, den                  The acting notary is herewith
Ubergang des Geschaftsanteils bei            instructed to announce the
der Insilco GmbH gema(beta)ss.16             assignment of the share to Insilco
GmbHG anzumelden.                            GmbH pursuant to Sec. 16 GmbHG
                                             (Limited Liability Company Act).

Die Kosten dieser Urkunde und,               Insilco shall bear all and any
soweit erforderlich, ihres                   costs of this deed and, if any, its
registerrechtlichen Vollzuges tragt          registration with the commercial
die Insilco.                                 register.

Der Notar hat darauf hingewiesen,            The notary indicated his obligation
da(beta)er nachss. 54 ESt-DV                 pursuant to Sec. 54 ESt-DV (Income
verpflichtet ist, dem Finanzamt der          Tax By-Law) to send a certified
Gesellschaft binnen zwei Wochen              copy of this deed, including the
unter Angabe der Steuernummer eine           tax number, to the tax office of
beglaubigte Abschrift der Urkunde            the company. Beforehand, he is not
zuzuschicken. Zuvor darf er den              authorized to provide the parties a
Beteiligten keine Ausfertigung oder          copy or certified copy of this
beglaubigte Abschrift dieser                 deed. Further, the notary informed
Urkunde aushandigen. Ferner wies             that he is obligated to notify the
der Notar darauf hin, da(beta)er             registration court of the above
gema(beta)ss.40 Abs. 1 Satz 2 GmbHG          share assignment pursuant to Sec.
verpflichtet ist, die vorstehende            40 subsec. 1, second sentence GmbHG
Abtretung dem Registergericht                (Limited Liability Company Act).
anzuzeigen.

Die Erschienenen, handelnd wie               The persons appeared, acting as
vorstehend, bevollmachtigen hiermit          aforesaid, herewith grant power of
die Notariatsangestellten,                   attorney to the following notary's
                                             employees,


                          1. [______________________],

                          2. [______________________],


alle geschaftsansassig                       all residing at [_______________],
[_______________],                           [_______________], each on his/her
[_______________], je einzeln und            sole signature and each released
unter Befreiung von den                      from the restrictions of the
Beschrankungen desss. 181 BGB nach           Section 181 German Civil Code, to

                                                                               8
NORR STIEFENHOFER LUTZ

                                      DRAFT
                                      -----
                    SUBJECT TO ANY CHANGES AND/OR AMENDMENTS!

eigenem Ermessen diese Urkunde zu            change and/or amend this deed
andern und/oder erganzen. Diese              according to their sole discretion.
Vollmacht ist unbeschrankt im                This power of attorney is unlimited
Hinblick auf Dritte. Im                      with respect to third parties.
Innenverhaltnis sind die                     Internally, the authorised persons
Bevollmachtigten angewiesen, von             are hereby instructed to use this
der Vollmacht nur unter der                  power of attorney only under the
Verantwortung des amtierenden                responsibility of the acting notary
Notars, seines Vertreters oder               or his alternate or successor in
Nachfolgers im Amte Gebrauch zu              office and with the consent of the
machen, und zwar in Abstimmung mit           grantors of the power of attorney.
dem Vollmachtgeber.

Diese Urkunde untersteht deutschem           This deed is subject to the laws of
Sachrecht. Die deutsche Fassung ist          the Federal Republic of Germany,
bei Streitfallen oder bei                    applicable to the transfer and
Unklarheiten ma(beta)geblich.                delivery of shares. The German
                                             language version of this deed shall
                                             be governing in the event of any
                                             dispute or ambiguity.

Vorgelesen vom Notar und von den             Read aloud by the notary and
Beteiligten genehmigt und                    approved by the person appearing
eigenhandig unterschrieben:                  and personally signed: